Exhibit 10.5

*** Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

MASTER PROCUREMENT AGREEMENT

between

AusNet Electricity Services Pty Ltd
(“AusNet Services”)

ABN 91 064 651 118

and

Silver Spring Networks, Inc.
(“Supplier”)

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Table of Contents		2
Recitals		3
Terms and Conditions		3
1	Agreement	3
2	Definitions and Interpretation	3
3	Ordering	13
4	Charges	14
5	GST	14
6	Payment	14
7	Supplier Obligations	15
8	Health and Safety and Incident Reporting	16
9	Security	17
10	Project Management Responsibilities	18
11	Data Conversion, Migration and Protection	18
12	Integration Activities	18
13	AusNet Services Inputs	19
14	AusNet Services Step In Rights	19
15	Deliverables	20
16	Risk and Title	20
17	Personnel	20
18	Lawful Directions	21
19	Documentation	22
20	Delays	22
21	Suspension	23
22	Cooperation	23
23	Acceptance Process	24
24	Governance Process	25
25	Records	26
26	Quality Assurance	26
27	Audit	27
28	Intellectual Property Rights	28
29	Intellectual Property Indemnity	29
30	Escrow of Source Code	31
31	Viruses	31
32	Confidentiality	32
33	Privacy	33
34	Warranties	34
35	Liability and Indemnity	36
36	Insurance	37
37	Liquidated Damages	38
38	Termination	38
39	Force Majeure	40
40	Sub-Contracting	40
41	Relationship Between Parties	41
42	No Solicitation	41
43	Conflicts of Interest	42
44	Benefit of Agreement	42
45	Assignment	42
46	Variations and change control	42
47	Disputes	43
48	Notices	44
49	General	44
Executed as an Agreement		47
Schedule: Contract Details		48
Attachment One: Pro Forma Statement Of Work		66

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Recitals

A.	The Supplier is expert in the business of providing information technology products or services. The Supplier acknowledges that AusNet Services is relying on the Supplier's expertise.
B.	AusNet Services will be acquiring information technology products or services for the benefit of AusNet Services and its Related Bodies Corporate from time to time.
C.	The Supplier acknowledges that the information technology products or services it provides to AusNet Services may also be used for the benefit of AusNet Services’ Related Bodies Corporate.

Terms and Conditions

1	AGREEMENT
1.1	Parties

This agreement is made between AusNet Electricity Services Pty Ltd ABN 91 064 651 118 (AusNet Services) and the supplier described in the Schedule (Supplier).

2	DEFINITIONS AND INTERPRETATION
2.1	Definitions

In this Agreement, unless the contrary intention appears words have the following meanings.

Acceptance Certificate	means a written certificate issued by AusNet Services confirming that AusNet Services is satisfied that the Deliverable listed or described in that certification meets the Acceptance Criteria.

Acceptance Criteria	means the acceptance criteria set out in the relevant Statement of Work or otherwise agreed between the Parties.

Acceptance Date	means the date on which AusNet Services issues the Supplier with an Acceptance Certificate for the relevant Deliverable.

Acceptance Period

means:

(a)         in respect of a Documentary Deliverable, *** (or such other period as may be agreed);

(b)         in respect of a Non-Documentary Deliverable, the relevant period set out in any test plan contained in the Acceptance Process documentation or otherwise agreed,

commencing from the date AusNet Services receives the relevant Deliverable and which may be extended in accordance with the procedure set out in clause 23 (Acceptance Process).

Acceptance Process	means the process by which Deliverables are accepted by AusNet Services.

Acceptance Tests	means the tests described in the Statement of Work together with any supplementary tests conducted in accordance with the Project Agreement.

Agreement	means the terms and conditions set out in this document and the Schedule.

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AusNet Services Delay	means a delay in the performance of any AusNet Services Input which is solely caused by AusNet Services Entities or any third party vendor contracted directly to them (other than the Supplier).

AusNet Services Entities

means:

(a)         AusNet Services (Distribution) Ltd (ACN 108 788 245);

(b)         AusNet Services (Transmission) Ltd (ACN 116 124 362);

(c)         AusNet Services Holdings Pty Ltd (ACN 086 006 859); or

(d)         a Related Body Corporate of AusNet Services or the entities in paragraphs (a) – (c) of this definition.

AusNet Services Inputs	means the goods, services and other resources to be provided by AusNet Services under a Project Agreement as described in a Statement of Work.

AusNet Services Material	means any Material owned or licensed by AusNet Services or its Related Bodies Corporate which is provided to or accessed by the Supplier in the course of a Project Agreement.

AusNet Services Policies	means the AusNet Services policies relevant to the provision of the Services which are identified in the Statement of Work or have otherwise been notified to the Supplier in writing.

AusNet Services Signing Authority	means the person who has the authority to commit AusNet Services to any variation to a Project Agreement as identified in the Statement of Work.

AusNet Services Systems	means the information technology, communications and other business systems utilised by or on behalf of AusNet Services and each of its Related Bodies Corporate.

Australian Accounting Standards	means accounting standards as defined in section 9 of the Corporations Act.

Business Day

means:

(a)         for determining when a notice, consent or other communication is given, a day that is not a Saturday, Sunday or public holiday in the place to which the notice, consent or other communication is sent; and

(b)         for any other purpose, a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria.

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Change of Control

of the Supplier means:

(a)       a person who Controls the Supplier ceasing to Control the Supplier;

(b)       a person who does not Control the Supplier obtaining Control of the Supplier;

(c)       a person together with its associates (as defined in section 12 of the Corporations Act) acquiring or coming to hold a relevant interest (as defined in the Corporations Act) in more than 50% of the voting shares (as defined in the Corporations Act) of the Supplier, unless

(d)       the persons holding, directly or indirectly, more than 50% of the voting shares (as defined in the Corporations Act) of the Supplier are also, or immediately prior to the event that would otherwise result in a Change of Control were, persons who held, directly or indirectly, more than 50% of the voting shares (as defined in the Corporations Act) of the Supplier;

(e)       the (only) event that would otherwise result in a Change of Control is an on-market sale or sales of securities on any one or more of the Australian Securities Exchange or Singapore Exchange;

(f)        the person that ceases to Control the Supplier under paragraph (a) of this definition was, immediately beforehand, Controlled by a person that Controls the Supplier and continues to Control the Supplier; or

(g)       the person that obtains Control of the Supplier under paragraph (b) of this definition was, immediately afterward, a wholly-owned Subsidiary of a person that previously Controlled and continues to Control the Supplier;

Change Request	means a document detailing any change to a Project Agreement which is agreed in accordance with the procedure in clause 46 (Variations and Change Control).

Charges	means the professional fees, expenses and other charges payable by AusNet Services to the Supplier as specified in the Statement of Work, based on the rates (if any) set out in the Project Agreement.

Commencement Date	means in relation to the Agreement, the commencement date specified in the Schedule, and in relation to a Project Agreement, the date specified in the Statement of Work.

Conditional Acceptance Certificate

means a written certificate issued by AusNet Services that, subject to specified Defects being rectified, AusNet Services is satisfied that the Deliverable listed or described in that certification meets the Acceptance Criteria.

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Confidential Information

means any and all information of any nature and in any form (including electronic, magnetic and other tangible forms, whether capable of being read by human beings or not) concerning the operations, dealings, organisation, personnel, business strategies, customers, technology, Intellectual Property Rights of a Party or its Related Bodies Corporate which is received by, disclosed to or discovered by the other Party (receiving party) before, on or after the date of this Agreement, under or in connection with or as a result of this Agreement, including this Agreement and its terms and conditions, or any action taken under this Agreement, but does not include information that:

(a)         is or becomes part of the public domain through no act, failure to act, failure to act or default of the receiving party or any other person associated with, or who received that information from or as a consequence of disclosure by, the receiving party;

(b)         is disclosed to the receiving party by a third party lawfully in possession of such information and who is under no obligation to maintain such information in confidence;

(c)         was lawfully in the receiving party’s possession prior to receipt by, disclosure to or discovery by the receiving party;

(d)         is developed independently by the receiving party without use or reference to the information of, or related to, the other party or its Related Bodies Corporate.

Conflict of Interest

means circumstances in which, due to a direct or indirect relationship (commercial or otherwise and including any potential relationship or opportunity or inducement and any such situation which comes into existence subsequent to the commencement of this Agreement) involving one Party or its personnel and another person or entity, that Party is unable to discharge its obligations under this Agreement to the other Party in an objective and independent manner to the best of its ability.

Contract Material

means any material (including but not limited to documentation, software, configurations and coding) created by or on behalf of the Supplier under a Project Agreement, but excludes Pre-Existing Material.

Control	has the meaning given to it in section 50AA of the Corporations Act except that, in addition, a person controls another person (Other Person) if the Other Person is a Subsidiary of the person.

Corporations Act	means the Corporations Act 2001 (Cth).

Defect

means:

(a)         any fault, failure, degradation, or error in a Deliverable;

(b)         any non-conformance of a Deliverable with the Statement of Work or Documentation for that Deliverable;

(c)         any functionality or performance of a Deliverable below or not in accordance with the Statement of Work or Documentation for that Deliverable; or

(d)         any partial performance or non-performance of a Deliverable.

Deliverable

means the Products, Software, Third Party Software, Materials and outcome of the Services, or part thereof, which are to be supplied by the Supplier pursuant to a Project Agreement, as set out in the Statement of Work.

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Delivery Date	means the date or period for the delivery of the Products as specified in the Statement of Work.

Documentary Deliverable	means a Deliverable which consists of documentation and which is subject to the Acceptance Process as set out in the Project Schedule.

Documentation	means the operating manuals, procedures manuals, training materials and associated documentation related to the Products or Services specified in a Statement of Work.

Electricity Law

means any legislation of a State or the Commonwealth of Australia which regulates transmission or distribution network service providers in a State or national electricity industry or markets or which regulates third party access to electricity transmission or electricity distribution assets or which empowers any person or public authority to do so or to impose sanctions or penalties on such service providers or to direct such service providers to do any act or to refrain from doing any act in relation to its participation in the electricity industry or market.

Export Transition Holding Costs

means the reasonable, unavoidable and verified out of pocket expenses incurred or likely to be incurred by AusNet Services in relation to the cost of transitioning from the Supplier to an alternative supplier, subject to the following conditions:

(a)         all reasonable steps having been taken by AusNet Services to mitigate such costs, including by redeployment of Personnel where possible; and

(b)         AusNet Services having used reasonable endeavours to engage an alternative supplier as soon as practicable.

Force Majeure Event

means any occurrence or omission as a direct or indirect result of which the Party relying on it is prevented from or delayed in performing any of its obligations under this Agreement and that is beyond the reasonable control of that Party, including but not limited to, forces of nature, acts of war or terrorism or industrial action.

Gas Law

means any legislation of a State or the Commonwealth of Australia which regulates transmission or distribution network service providers in a State or national gas industry or markets or which regulates third party access to gas transmission or gas distribution assets or which empowers any person or public authority to do so or to impose sanctions or penalties on such service providers or to direct such service providers to do any act or to refrain from doing any act in relation to its participation in the gas market.

GST

means:

(a)         the same as in the GST Law;

(b)         any other goods and services tax, or any tax applying to a transaction under any Project Agreement in a similar way; and

(c)         any additional tax, penalty tax, fine, interest or other charge under a law of such a tax.

GST Law	means the same as "GST law" in A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Harmful Code	has the meaning given in clause 31(a) (Viruses).

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Holding Costs

means the reasonable, unavoidable and verified out of pocket expenses incurred or likely to be incurred by the Supplier in relation to the suspension of a project subject to the following conditions:

(a)      all reasonable steps having been taken by the Supplier to mitigate such costs, including by redeployment of Personnel where possible;

(b)      no such costs being payable in respect of the initial 5 Business Days of the delay; and

(c)      the Supplier having used reasonable endeavours to retain and re-engage relevant personnel for deployment as soon as practicable upon recommencement of the Services.

Incident	has the meaning given in clause 8.2.

Initial Term	means 3 years from the Commencement Date.

Insolvency Event

means the happening of any of these events:

(a)         an application is made to a court for an order that the relevant party be wound up, declared bankrupt or that a provisional liquidator be appointed (unless the application is withdrawn, struck out or dismissed within 14 days of it being made);

(b)         a liquidator is appointed to the relevant party;

(c)         a resolution is passed or a decision taken to appoint an administrator to the relevant party or there is a controller appointed in respect of any of its assets;

(d)         except to reconstruct or amalgamate while solvent, the relevant party enters into, or resolves to enter into, an arrangement or composition with, or assignment for the benefit of, all of any of its creditors, or it, or anyone on its behalf, proposes a reorganisation, moratorium, deed of company arrangement or other administration involving any of them or the winding up or dissolution of that party;

(e)         the relevant party is, states that it is or is presumed under any applicable law to be, insolvent; or

(f)         anything having a substantially similar effect to any of the events specified above happens to the relevant party under the law of any jurisdiction.

Installation Date	means the date or period for installation of the Products as specified in the Statement of Work.

Intellectual Property Rights

means all present and future intellectual property rights, whether such rights are conferred by statute, common law or equity in relation to any copyright, trademarks, designs, patents, circuit layouts, business and domain names, inventions and other results of intellectual activity in the industrial, commercial, scientific, literary or artistic fields, whether or not registrable, registered or patentable.  These rights include:

(a)         all rights in all applications to register these rights; and

(b)         all renewals and extensions of these rights.

IP Claim	has the meaning given in clause 29.1.

Key Personnel	means the Supplier Personnel specified as such in the Statement of Work who are integral to the performance of the Services.

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Liquidated Damages

means the amount or amounts calculated in accordance with the formula specified in the Statement of Work that is payable by the Supplier to AusNet Services as compensation for a delay caused by the Supplier in performing an obligation under the Project Agreement.

Liquidated Damages Cap	means the maximum amount of Liquidated Damages payable under a Project Agreement as specified in the relevant Statement of Work.

Material

means material in any form, including documents, reports, products, equipment, information, data, software, software tools and software development methodologies and includes all releases, updates and amendments to such material made under this Agreement.

Milestones	means the date for the completion of specific Deliverables as specified in the Statement of Work.

Moral Rights

means any of the rights described in Article 6b is of the Berne Convention for the Protection of Literary and Artistic Works 1886, being moral and other analogous rights including but not limited to:

(a)         a right of attribution of authorship;

(b)         a right not to have authorship falsely attributed;

(c)         a right of integrity of authorship; and/or

(d)         a right of a similar nature;

which is conferred by statute, including the Copyright Act 1968 (Cth), and which exists or comes to exist anywhere in the world.

MPA	means this Agreement, titled the Master Procurement Agreement.

Non Documentary Deliverable	means any Deliverable other than a Documentary Deliverable.

Party	means either AusNet Services or the Supplier as the context dictates.

Personal Information	has the same meaning as defined in section 6 of the Privacy Act.

Personnel	means all employees, officers, agents and contractors of either AusNet Services or the Supplier as the context dictates.

Pre-Existing Material

means any Material (including but not limited to documentation, Software, configurations and coding):

(a)         which the Supplier can establish was developed by the Supplier prior to or independently of the Agreement or any Project Agreement, or

(b)         in which Intellectual Property Rights are owned by a third party,

but excludes Contract Material and Third Party Software.

Primary Contact	means each party’s primary contact point for a particular project, as specified in the relevant Statement of Work.

Privacy Act	means the Privacy Act 1988 (Cth).

Privacy Laws	means the Privacy Act, including the Australian Privacy Principles contained in Schedule 1 of the Privacy Act, and all other applicable privacy legislation.

Products	means any equipment, products or other material to be supplied by the Supplier under the terms of a Statement of Work, excluding Software and Third Party Software.

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Project Agreement	means the Agreement, together with the relevant Statement of Work and any associated schedules and annexures, subject to clause3.2(b).

Project Schedule	means the schedule for the performance of obligations and completion of Deliverables as set out in the Statement of Work.

Records	has the meaning given in clause25.1.

Regulatory Authority

means:

(a)         any Commonwealth, State or Territory government, governmental authority or instrumentality;

(b)        any independent authority invested with responsibility under a Commonwealth, State or Territory Act, regulation or legislative instrument (or any code or other instrument made under such an Act, regulation or legislative instrument, including any Regulatory Requirement) for regulating any aspect of the conduct of, or pricing and products or services supplied by AusNet Services or its Related Bodies Corporate;

(c)         any Commonwealth, State or Territory energy industry ombudsman; or

(d)         any other body empowered in any way to regulate compliance of AusNet Services or its Related Bodies Corporate or the Supplier (as applicable) with the Regulatory Requirements, including the Australian Energy Regulator and Australian Energy Market Operator, the Essential Services Commission, Energy Safe Victoria and the Australian Competition and Consumer Commission.

Regulatory Requirement

means:

(a)         any Commonwealth, State or Territory Act, regulation, order or other regulatory instrument of any kind (including the Electricity Law and the Gas Law);

(b)         any regulation, code, rule, procedure, guideline, related obligation or other instrument made (including any instrument regulating any aspect of the pricing of products or services supplied by AusNet Services or any of its Related Bodies Corporate), or agreement required to be entered into (including network use of systems, co-ordination or access agreements or community service obligation, concession or rebate agreements), under any Act, regulation order or other regulatory instrument referred to in paragraph (a) of this definition.

(c)         any voluntary code or other instrument with which AusNet Services or any of its Related Bodies Corporate have elected to comply.

Rejection Certificate

means a written notice issued by AusNet Services stating that AusNet Services does not accept the Deliverable the subject of that notice because it fails to meet all or some of the Acceptance Criteria.

Related Bodies Corporate	means: (a) a related body corporate as defined in section 9 of the Corporations Act 2001 (Cth); and (b) in relation to AusNet Services, includes AusNet Services Entities.

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Related Project Agreement

means a Project Agreement or Project Agreements specified in the Statement of Work as being related, and any other agreement where the products or services being supplied by the Supplier relate to the same primary project which is the subject of the Project Agreement.

Relevant Laws

means all Commonwealth, Australian State or Territory and local legislation and any mandatory requirements, notices, orders or directions of an Authority which are relevant to:

(a)         the Deliverables,

(b)         the Services,

(c)         the Supplier’s performance of its obligations under this Agreement; and/or

(d)         AusNet Services’ use of the Deliverables.

Relevant Obligations	means all Relevant Laws and AusNet Services Policies.

Relevant AusNet Services Systems	means the AusNet Services Systems identified in the relevant Statement of Work or otherwise notified to the Supplier in writing.

Representative	means, in respect of a Party, any person acting for or on behalf of that Party and includes any director, officer, employee, contractor, subcontractor or professional adviser of that Party.

Schedule	means the schedule attached to these terms and conditions which sets out the contract details.

Services	means the services supplied (or to be supplied) by the Supplier under a Project Agreement.

Site	means the location for delivery and installation of the Products as specified in the Statement of Work.

Software

means any software program, interface, data, or databases (in any material form) supplied or licensed by the Supplier to AusNet Services or AusNet Services’ Related Bodies Corporate under any Project Agreement.

Solution	has the meaning set out in the Statement of Work.

Source Code

means computer programs expressed in a source language or form which can be interpreted or compiled and then executed by a computer as commands, and all documentation reasonably required to enable a person familiar with computer programming to read, understand and modify such computer programs.

Specifications	means the functional, technical and other requirements for the Deliverables and Services set out in the Statement of Work.

Statement of Work	means a document substantially in the form of Attachment 1 which sets out the specific details for a project.

Subsidiary

means, in relation to any person (the Parent) at any particular time, an entity that is:

(a)   an entity that is a subsidiary of the Parent under section 46 of the Corporations Act; or

(b)   a subsidiary of, or otherwise controlled by, the Parent under any Australian Accounting Standards

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*** Amendments	means amendments to the terms and conditions in this Agreement (if any) which are outlined in the Schedule.

Suspension Impact Notice	has the meaning given in clause 21(b) (Suspension).

Suspension Notice	has the meaning given in clause 21(a) (Suspension).

Term	means, in relation to the Agreement the Initial Term and any additional term under clause 2.3(c) and in relation to the Project Agreement means the term specified in the Statement of Work.

Third Party Software	means commercially available software (including open source software) owned by a third party which is to be supplied by or otherwise made available by the Supplier under a Project Agreement.

Warranty Period

unless specified to the contrary in a Statement of Work, means the period of 90 days beginning on first use of a Deliverable in a live production environment, or on such other date specified in a Project Agreement, during which the Supplier will rectify Defects at its own cost.

Warranty Response Period

means applicable time-frames set out in the Statement of Work based on the severity level assigned to the Defect by AusNet Services, or if not time-frame is specified in the Statement of Work, 10 Business Days from the date the Defect was first identified.

2.2	Interpretation

In this Agreement, except where the context otherwise requires:

(a)	the singular includes the plural and vice versa, and a gender includes other genders;
(b)	another grammatical form of a defined word or expression has a corresponding meaning;
(c)

a reference to a clause, paragraph, schedule, attachment or annexure is to a clause or paragraph of, or schedule, attachment or annexure to, this Agreement, and a reference to this Agreement includes any schedule, attachment or annexure;

(d)	a reference to currency is a reference to Australian currency unless otherwise specified;
(e)	a reference to a Party to a document includes the Party's executors, administrators, successors and permitted assigns and substitutes;
(f)	a reference to AusNet Services, its Related Bodies Corporate or the Supplier includes the officers, employees, agents and sub-contractors of that entity;
(g)	a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;
(h)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(i)	the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;
(j)	headings are for ease of reference only and do not affect interpretation;
(k)	a rule of construction does not apply to the disadvantage of a Party because the Party was responsible for the preparation of this Agreement or any part of it; and
(l)	if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.

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2.3	Engagement and Term
(a)	AusNet Services engages the Supplier and the Supplier agrees to provide the Deliverables and Services in accordance with the Project Agreement.
(b)	This Agreement commences on the Commencement Date and will continue in force for the Term unless it is terminated in accordance with clause38.
(c)

Subject to clause 2.3(d) at the expiration of the Initial Term or any subsequent Term this Agreement will automatically continue for a further 12 months unless terminated by either Party in writing prior to the expiration of the current term under clause38.4.

(d)	This Agreement will not extend beyond 5 years without the prior written agreement of the Parties.
2.4	Precedence
(a)	Subject to clauses 2.4(b) and 2.4(c), in the event of any inconsistency between the various documents comprising a Project Agreement, the following order of precedence will apply:
(i)	if applicable, any *** Amendments contained in the Schedule;
(ii)	if applicable, any special conditions contained in a Statement of Work;
(iii)	these terms and conditions;
(iv)	subject to clause2.4(a)(i), the Schedule;
(v)	the Statement of Work;
(vi)	any attachments or annexures to the Statement of Work.
(b)	In the event of an inconsistency, the inconsistent provisions will be deemed deleted to the extent of any inconsistency, unless that provision states expressly that it is intended to take precedence.
(c)	No special condition in a Statement of Work will be taken to over-ride these terms and conditions unless the clause being over-ridden is expressly and specifically identified.
2.5	Scope of Agreement

This Agreement sets out the terms upon which the Supplier will make Deliverables and Services available to AusNet Services.

2.6	No obligation

Nothing in this Agreement creates an obligation on AusNet Services to acquire Products or Services from the Supplier unless and until a Statement of Work has been executed by both Parties.

3	ORDERING
3.1	Project Agreement
(a)	A Project Agreement will be created upon execution by the Parties of a Statement of Work.
(b)

The Supplier will not commence to provide any services or supply any products to AusNet Services unless and until a Project Agreement is in force and effect under clause 3.1(a) or clause3.2(b).  AusNet Services will have no obligation to pay for any services performed without a valid Project Agreement in place.

3.2	Statement of Work or Purchase Order
(a)

Where agreed with the Supplier, AusNet Services may elect to procure Products or Services by issuing the Supplier with a purchase order which references this Agreement instead of entering into a Statement of Work.

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(b)

Where AusNet Services issues a purchase order to the Supplier pursuant to clause 3.2(a) then that purchase order together with this Agreement will be considered a Project Agreement notwithstanding the absence of a Statement of Work.  In the event of any inconsistency between any terms and conditions specified in the purchase order and this Agreement, this Agreement will take precedence over the purchase order to the extent of the inconsistency.

4	CHARGES
4.1	Charges Specified in Statement of Work

Charges for Deliverables and/or Services provided by the Supplier will be as specified in the relevant Statement of Work, or purchase order where applicable.

4.2	No Additional Costs

Except to the extent otherwise provided in the Project Agreement, and in particular, subject to clause 5 (GST), the Charges will be the total charges payable by AusNet Services for the project.  Without limiting the foregoing, no additional charges will be made on account of new or existing or increased government levies or charges applicable to this Agreement or any Project Agreement.

5	GST
5.1	Definitions

Words defined in the GST Law have the same meaning in this clause 5 (GST), unless the context makes it clear that a different meaning is intended.

5.2	GST Exclusive

In addition to paying the Charges, AusNet Services will:

(a)	pay to the Supplier an amount equal to any GST payable for any supply by the Supplier in respect of which the Charges or other amount is payable under this Agreement; and
(b)	make such payment either on the date when the Charges or other amounts to which it relates is due or within 20 Business Days after AusNet Services receives a valid Tax Invoice, whichever is the later.
5.3	Tax Invoice

AusNet Services will be under no obligation to make any payment to the Supplier under this Agreement unless and until the Supplier has provided a valid Tax Invoice.

5.4	Adjustment Note

The Supplier will promptly create an adjustment note for (and apply to the Commissioner of Taxation for) a refund, and refund to AusNet Services, any over payment by AusNet Services for GST but the Supplier need not refund to AusNet Services any amount for GST paid to the Commissioner of Taxation unless the Supplier has received a refund or credit for that amount.

6	PAYMENT
6.1	Timing of Payments

Unless specified to the contrary in a Statement of Work, and subject to clauses 6.2 (Invoicing Procedure), 5.3 (Tax Invoice), and 6.4 (Payment Disputes), AusNet Services will pay the Charges as set out in a Project Agreement.  The Supplier acknowledges that any of AusNet Services’ Related Bodies Corporate may pay an invoice on behalf of AusNet Services.  Where any of AusNet Services’ Related Bodies Corporate pays an

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invoice, the Supplier recognises that the Related Body Corporate has the authority to settle the account on behalf of AusNet Services and must accept such payment on the payment terms outlined in this clause 6.  AusNet Services will pay the Charges within 30 days of the end of the month in which a correctly rendered invoice is received.

6.2	Invoicing Procedure

An invoice is correctly rendered if:

(a)	the specified Charge is correctly calculated and due for payment;
(b)	the invoice is set out in a manner that enables AusNet Services to ascertain the Products or Services to which the invoice relates and the Charges payable in respect of those Products or Services;
(c)	the invoice is accompanied (where necessary or where reasonably requested by AusNet Services) by verifying documentation;
(d)	the invoice is addressed as specified in the Schedule;
(e)	it satisfies the requirements of a Tax Invoice under the GST Law; and
(f)	it references the applicable AusNet Services Statement of Work or purchase order number.
6.3	Payment on Account Only

Except to the extent otherwise provided in this Agreement, payment of an invoice is not:

(a)	evidence or an admission that the Supplier has complied with its obligations under a Project Agreement;
(b)	an admission of liability by AusNet Services;
(c)	acceptance or approval of the Supplier’s performance; or
(d)	a waiver or release of the Supplier’s obligations under any Project Agreement, but must be taken only as payment on account.
6.4	Payment Disputes

AusNet Services may withhold payment of all or any part of an invoice if AusNet Services believes on reasonable grounds that the invoice is not correctly rendered in accordance with clause 6.2 (for example if AusNet Services believes that the amount has not been correctly calculated or the Deliverables have not been properly provided in accordance with this Agreement), and AusNet Services is not required to make any payment of such withheld amounts until the dispute has been resolved in accordance with clause 0 (Dispute Resolution) or the Parties agree otherwise.

6.5	***

***

7	SUPPLIER OBLIGATIONS
7.1	General Responsibilities

Without limiting any other clause of this Agreement or any Project Agreement, the Supplier must:

(a)

ensure the Deliverables and Services comply with (and/or perform in accordance with) the Statement of Work (including but not limited to the Specifications), all Relevant Obligations, AusNet Services’ reasonable directions and all the other requirements of the Project Agreement;

(b)

use its reasonable endeavours to minimise the effect of any deficiencies or delays on the delivery of Deliverables or performance of the Services (including by reassigning resources to other work or providing a work-around where reasonably possible);

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(c)

comply with Relevant AusNet Services’ Policies, and in particular the health, safety and environment policies and information security policies and procedures of AusNet Services as may be amended from time to time;

(d)

act at all times with the level of care, skill, competence, diligence and judgment which may be expected of a professional organisation experienced in providing deliverables and services of the type and complexity of the Deliverables and Services;

(e)	act at all times in a professional and ethical manner;
(f)	not provide the Deliverables or perform the Services in a manner which causes AusNet Services (or any AusNet Services’ Related Bodies Corporate) to breach any Relevant Obligation;
(g)	work with AusNet Services in an efficient and co-ordinated manner and not cause unnecessary detriment, inconvenience or damage to AusNet Services or third parties;
(h)

unless expressly stated otherwise and subject to AusNet Services’ obligation to provide the AusNet Services Inputs, provide all necessary equipment (including the certification of equipment where required) to perform the Services and to deliver the Deliverables;

(i)	unless expressly stated otherwise, provide its own tools of trade (including all equipment, software and other business tools) to perform the Services and to deliver the Deliverables;
(j)

to the extent that the Supplier uses any plant or equipment which is owned by AusNet Services or its Related Bodies Corporate, repair and replace any such plant or equipment which is damaged or destroyed by the Supplier;

(k)	do nothing that is prejudicial to the goodwill, commercial reputation or overall public image of AusNet Services and its Related Bodies Corporate;
(l)	ensure that the Supplier Personnel and all third parties engaged by the Supplier in connection with any Project Agreement comply with the Supplier's obligations under that agreement.
8	HEALTH AND SAFETY AND INCIDENT REPORTING
8.1	Health and Safety obligations
(a)	The Supplier must:
(i)	provide a safe and hygienic working environment and take reasonable steps to prevent work related incidents and injuries;
(ii)	comply with, and ensure that its personnel comply with, all relevant laws and regulations relating to occupational health and safety, including mandatory codes of practice and Australian Standards;
(iii)	comply with all Relevant AusNet Services Policies which relate to occupational health and safety policies and procedures;
(iv)	take all necessary precautions for the safety of the general public, AusNet Services and persons engaged in providing any Products and Services;
(v)

ensure that it provides, at its own expense, all necessary and appropriate items of personal protective clothing and equipment and ensure that its Personnel engaged in providing Products and Services wear and use such items of personal protective clothing and equipment;

(vi)	provide appropriate health and safety induction training and adequately supervise all Personnel engaged in providing any Products and Services;
(vii)

conduct risk assessments at regular intervals to identify existing and potential hazards and implement effective hazard controls associated with providing Products and Services and immediately report to AusNet Services any identified existing or potential hazards;

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(viii)	immediately discontinue any practice or remove any equipment considered by AusNet Services (acting reasonably) to be dangerous;
(ix)	comply with any reasonable direction given by AusNet Services to improve or rectify the Supplier’s safety precautions;
(x)	report to AusNet Services any matters events which may have resulted in an accident or incident had corrective action not been taken.
8.2	Incident Reporting
(a)	The Supplier must provide AusNet Services with reports of any:
(i)	accidents and incidents involving persons engaged in providing the Products and Services;
(ii)	accidents and incidents involving members of the public; or
(iii)	damage to property or equipment (including Products) or damage caused by Products arising from or incidental to the provision of the Products and Services,

(each, an Incident).

(b)	The reports referred to in clause 8.1(a) must be provided within the time and in the format specified by AusNet Services or, if no time or format is specified:
(i)

in the first instance, as soon as possible after the Incident becomes known to the Supplier but no later than 4 hours after the incident, a verbal report to the AusNet Services Primary Contact specified in the Project Agreement;

(ii)	a written report within 1 Business Day of the notification in clause8.2(b)(i);
(iii)

an investigation of a standard approved by AusNet Services with the report and outcomes of the investigation being provided to AusNet Services within 7 Business Days of the report in clause8.1(a)(i); and

(iv)

a written report and plans detailing measures to prevent further Incidents and to rectify any deficiencies identified during the investigation within 7 Business Days of the report and outcomes in clause8.2(b)(i).

9	SECURITY
9.1	Avoiding Unauthorised Use of AusNet Services’ Property
(a)

The Supplier will, and will ensure that its Personnel access or use the premises or AusNet Services Systems, or those of its Related Bodies Corporate or third party providers solely for the purpose of performing Services under a Project Agreement.

(b)

The Supplier must ensure all information and materials of AusNet Services in the custody of the Supplier for purposes connected with this Agreement will be protected at all times from unauthorised access or use by a third party or misuse, damage or destruction by any person.

9.2	Access to Premises

The Supplier will comply with all security regulations, procedures or directions as may be given by AusNet Services from time to time when accessing AusNet Services or an AusNet Services Related Body Corporate’s premises.

9.3	Access to Systems

Where the Supplier accesses AusNet Services Systems, the Supplier will comply with all information technology security policies and directions as may be given by AusNet Services from time to time regarding any aspect of security.

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9.4	Obligation to Notify

The Supplier must notify AusNet Services immediately if it becomes aware of any breach or suspected breach of the obligations in this clause 9 (Security).

9.5	Survival of Clause

This clause 9 (Security) will survive the expiration or termination of this Agreement.

10	PROJECT MANAGEMENT RESPONSIBILITIES

Without limiting any other clause of this Agreement, the Supplier will perform the following project management responsibilities:

(a)	provide, manage and maintain sufficient resources, equipment and facilities to enable the Supplier to perform its obligations under the Project Agreement;
(b)	co-ordinate and manage any third parties who are required to provide input into the Deliverables and Services;
(c)	attend meetings and report to AusNet Services as required under the Project Agreement;
(d)	maintain reasonable continuous and visible audit trails in relation to the Deliverables, Services and the performance of the Supplier's obligations under the Project Agreement; and
(e)	utilise the project management tools specified in the Statement of Work, or if no project management tools are specified, AusNet Services’ EPPM and QC tools.
11	DATA CONVERSION, MIGRATION AND PROTECTION
11.1	Data conversion and/or Migration

AusNet Services Systems contain a large amount of AusNet Services data which is critical to AusNet Services.  Subject to clause 11.2 (AusNet Services’ Data Backup Obligations) where the Services involve any data conversion or migration, the Supplier will use reasonable endeavours to prevent any:

(a)	data loss;
(b)	data corruption; or
(c)	any reduction in the accessibility or useability of the data.
11.2	AusNet Services’ Data Backup Obligations

Nothing in this clause 11 will limit AusNet Services’ obligation to perform data backups in accordance with good business practice.

12	INTEGRATION ACTIVITIES
12.1	Responsibility for Integration

Where the Services involve systems integration, the Supplier must ensure that:

(a)	the Solution forms a fully integrated and properly functioning system which conforms with the Specifications and the requirements of the Project Agreement; and
(b)

the Solution ***AusNet Services Systems in a manner which does not ***AusNet Services, AusNet Services’ Systems, AusNet Services’ Related Bodies Corporate, AusNet Services’ suppliers and/or other end users.

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12.2	Obligation to Notify

The Supplier must notify AusNet Services as soon as practicable if it becomes aware of any problems or potential problems concerning the Solution and/or the integration of the Solution with Relevant AusNet Services Systems and take reasonable steps to prevent or mitigate those problems and potential problems.

12.3	Interfacing Information

Before any Deliverable is provided to AusNet Services, the Supplier must supply AusNet Services (and/or at AusNet Services’ request AusNet Services’ nominated providers), at no charge, all available information relevant to the installation, commissioning, interfacing, interworking and communication between that Deliverable and Relevant AusNet Services Systems (including the protocols and other interface information required for interworking) to allow Relevant AusNet Services Systems to interwork, interface or communicate with the Deliverable (Interfacing Information).

13	AUSNET SERVICES INPUTS
13.1	AusNet Services’ Obligation

Subject to clause 13.3, AusNet Services will provide AusNet Services Inputs in accordance with the Project Schedule.

13.2	Supplier's Acknowledgement

The Supplier acknowledges that AusNet Services Inputs are the only items or tasks to be provided or performed by AusNet Services and are sufficient to enable the Supplier to deliver all Deliverables, perform all Services and otherwise perform its obligations under this Agreement and the Project Agreement.

13.3	Supplier ***AusNet Services ***

If at any time during the Term, the Supplier ***AusNet Services ***AusNet Services ***the Supplier ***and not more than ***AusNet Services ***AusNet Services ***The Supplier ***that will be***the Supplier ***AusNet Services***AusNet Services’***

14	AUSNET SERVICES STEP IN RIGHTS
14.1	Right to Step In
(a)

Where the Supplier has failed to rectify any material Defect in a Deliverable within the time-frame required by this Agreement, or has otherwise failed to meet a material obligation under the Project Agreement then AusNet Services may, in its discretion, provide the Supplier with notice in writing of its intent to perform the work itself, or procure the work to be performed by a third party (Step In Notice).

(b)	If, within *** or any longer period agreed between the Parties in writing the Supplier has failed to remedy the issue described in the Step In Notice, AusNet Services may ***
14.2	Consequences of Step In
(a)

The rights provided to AusNet Services under this Agreement in respect of Pre-Existing Materials and/or Supplier’s Confidential Information may be exercised by AusNet Services (or by a third party on behalf of AusNet Services) in the course of performance of the work performed by AusNet Services (or by a third Party on behalf of AusNet Services) under this clause 14.

(b)

AusNet Services may seek to recover from the Supplier a reasonable amount for work performed by AusNet Services (or by a third Party on behalf of AusNet Services) under this clause 14.1 (Step In Rights).

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(c)

Where AusNet Services modifies a Deliverable or performs a Supplier obligation under the provisions of clause 14.1 (Step In Rights), the Supplier will not be required to warrant the modifications or additional work performed by or procured by AusNet Services.

15	DELIVERABLES
15.1	Delivery

The Supplier will provide the Deliverables in accordance with the Milestones and/or dates specified in the Project Agreement.

15.2	Compliance with Specifications

The Supplier will ensure that the Deliverables comply in all material respects with the Specifications.

15.3	No Substitution or Modification

No substitution or modification to Deliverables or any component of the Deliverables may be made by the Supplier prior to delivery without the written consent of AusNet Services.  Where substitution is required in order to meet delivery time-frames, the Supplier may propose a substitution as long as the proposed substituted equipment:

(a)	is at least of equal quality;
(b)	will not adversely affect the performance or capacity of any Products or Solution;
(c)	will not alter the Specifications of the Products or the system in any material respect; and
(d)	will not otherwise materially affect the obligations of the Supplier or prejudice the rights of AusNet Services under the Project Agreement
15.4	Installation

Where specified in the Statement of Work, the Supplier is to install relevant Deliverables, at the Site in accordance with the Project Schedule.

16	RISK AND TITLE
(a)	Title in the Products will pass to AusNet Services (or such other entity as may be designated by AusNet Services) upon AusNet Services acknowledging receipt of delivery of the Products.
(b)	Risk of loss or damage to the Products passes to AusNet Services upon the transfer of title.
17	PERSONNEL
17.1	Use of Key Personnel
(a)

The Supplier acknowledges that the Key Personnel are critical to the success of the Project Agreement and/or the Solution.  The Supplier must use the Key Personnel to perform the designated roles set out in a Statement of Work and must use reasonable endeavours to ensure that the Key Personnel remain in their designated roles for the duration of the relevant Services.

(b)	Unless specified to the contrary in the Project Agreement, the Supplier must ***AusNet Services) the Key Personnel are***AusNet Services.
17.2	Removal of Key Personnel for Unsatisfactory Performance

If AusNet Services is of the reasonable opinion that any Key Personnel are not working in a satisfactory manner or are causing or contributing to a breach or potential breach of the Project Agreement, then without

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limiting any other rights AusNet Services may have, AusNet Services may direct the Supplier to remove or replace the relevant Key Personnel or take other reasonable steps to address AusNet Services’ concerns and the Supplier must promptly comply with AusNet Services’ direction.

17.3	Prolonged Absence from Work of Key Personnel

If any Key Personnel are absent from work for any reason (other than due to annual leave) for more than ***, AusNet Services may direct the Supplier to remove or replace the relevant Key Personnel permanently, with equally qualified skilled personnel or for the duration of the absence or take other reasonable steps to address AusNet Services’ concerns and the Supplier must promptly comply with AusNet Services’ direction.  The Supplier must inform AusNet Services immediately it becomes aware that any such absence has occurred or may occur.

17.4	Change of Key Personnel

The Supplier must not remove or change a person nominated as Key Personnel unless:

(a)	the Supplier has a suitable replacement person available who is of an equivalent or higher level of skill, qualification and experience (at the same rate or less as the person being replaced);
(b)

the Supplier has provided AusNet Services with a copy of the proposed replacement person’s resume and given AusNet Services a reasonable opportunity to interview the replacement without the Supplier Representative present; and

(c)	***
17.5	Use of Supplier Personnel

The Supplier must at all times ensure that it has a sufficient number of appropriately trained and qualified Supplier Personnel to enable it to fulfil its obligations under each Project Agreement.

17.6	Replacement of Supplier Personnel

If AusNet Services believes on reasonable grounds that any Supplier Personnel has engaged in conduct which is unlawful, violates occupational health and safety or discrimination, bullying or harassment laws or policies or is otherwise unprofessional, then it may direct the Supplier to replace that Supplier Personnel.  Unless otherwise agreed between the Parties, the Supplier will promptly replace the relevant Supplier Personnel with a suitably qualified and skilled replacement at a rate no higher than the rate of the person being replaced.

17.7	Roll Off of Supplier Personnel

If AusNet Services determines that the role being performed by any member of Supplier Personnel is no longer required to complete part of the scope set out in a Project Agreement for which work is performed on a time and materials basis, AusNet Services may provide the Supplier with a minimum of *** written notice and the Supplier must roll off the relevant Supplier Personnel and will not be entitled to charge for those Personnel unless they are re-engaged in relation to the Project Agreement at a later date.

18	LAWFUL DIRECTIONS
18.1	Compliance with Directions

Subject to clause 18.2 (Supplier’s Independent Discretion) in the discharge of its duties, the Supplier will comply with all resolutions, regulations and directions of AusNet Services as may be given from time to time as to the nature and scope of the Services to be provided.

18.2	Supplier's Independent Discretion
(a)

Nothing in this Agreement or any Project Agreement will affect the Supplier's right to exercise its own judgement and to utilise its skills as it considers most appropriate in order to achieve compliance with

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the said resolutions, regulations and directions or otherwise to comply with its obligations under the relevant Project Agreement.
(b)

Where Supplier believes on reasonable grounds that its compliance with any direction given by AusNet Services will result in a delay or will otherwise adversely impact the performance of the Services it must notify AusNet Services in writing specifying the nature of the concern, and will work with AusNet Services to agree an appropriate modification to the direction.

19	DOCUMENTATION
19.1	Documentation to be Supplied

The Supplier will provide AusNet Services with the Documentation in such quantities as is specified in the Statement of Work or otherwise as typically necessary for AusNet Services to make proper use of the Deliverables.

19.2	Documentation to be Sufficient

The Documentation will contain sufficient information for the proper operation of the Deliverables or Products.

19.3	Additional Documentation

The Supplier will from time to time and in any event as soon as practicable provide AusNet Services, free of charge, with copies of amended, revised or supplementary Documentation or information arising during the Warranty Period or any support period.

20	DELAYS
20.1	Supplier Must Notify Delays

If the Supplier cannot deliver, or reasonably anticipates that it cannot deliver, any of the Deliverables or Services by their due date, the Supplier must notify AusNet Services of the delay in writing immediately (and not more than five (5) Business Days) of the delay or anticipated delay being identified (and in any event before the due date for the relevant Deliverable or Service as detailed in the Statement of Work.).  The notice must specify:

(a)	the nature of the delay;
(b)	whether the Supplier believes it is an AusNet Services Delay;
(c)	the affected Deliverables and/or Services;
(d)	the cause of the delay (if known); and
(e)	the effect the delay will have on the Supplier being able to deliver any of the Deliverables.
20.2	AusNet Services Delays

If the Supplier is unable to deliver any Deliverables or Services by the due date as detailed in the Statement of Work or Project Schedule solely by reason of an AusNet Services Delay (such delay having been confirmed by AusNet Services in writing within 10 Business Days), AusNet Services will extend the applicable Delivery Date and/or Milestones for that Deliverable or Service by a reasonable period determined by AusNet Services, (acting reasonably, and taking into account the duration of the AusNet Services Delay and the time taken by AusNet Services to confirm the delay was an AusNet Services Delay), provided that the Supplier has:

(a)	adequately performed its project management and other obligations under the Project Agreement;
(b)	used reasonable endeavours to minimise the effects of the delay; and

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(c)	notified AusNet Services of the delay or impending delay in accordance with clause 13 (AusNet Services Inputs).
20.3	Supplier Delays

If the Supplier fails to deliver all or any of the Deliverables due by the relevant Delivery Date for any reason other than an AusNet Services Delay or a Force Majeure Event, the Supplier will immediately and at no additional cost to AusNet Services, commit such additional resources (including suitably qualified and experienced personnel) as are required in order to:

(a)

accelerate work to ensure completion and the delivery of the late Deliverables and Services as soon as reasonably possible (and in any event on or before the Delivery Date for any subsequent Deliverable); and

(b)	minimise the impact of the delay on the Project Schedule.
20.4	Extension of Time
(a)

If there is a delay to any task, Milestone or obligation under a Project Agreement for which the Supplier is not entitled to an extension of time, AusNet Services may, at its discretion, grant an extension of time for that delay by giving written notice to the Supplier which expressly refers to this clause 20.4.

(b)	If AusNet Services grants an extension of time under clause 20.4(a), the Supplier is not entitled to any compensation or additional fees for the relevant delay.
21	SUSPENSION
(a)

AusNet Services may at any time provide written notice to the Supplier of its intention to suspend any or all Project Agreements in whole or in part (Suspension Notice).  The Suspension Notice must specify the duration of the proposed suspension, and the number of Project Agreements impacted.

(b)	Within *** of receipt of a Suspension Notice, the Supplier must provide AusNet Services with a document which details:
(i)	the current status of the relevant project;
(ii)	impact of the proposed suspension, including the availability of Key Personnel and other Personnel on re-commencement;
(iii)	a break-down of Holding Costs.
(c)	In determining Holding Costs, Supplier will use reasonable endeavours to mitigate costs associated with a suspension, including by redeploying Personnel where reasonably practicable.
(d)	If AusNet Services elects to proceed with suspension after review of the Suspension Impact Notice, the parties will negotiate and agree a Change Request to give formal effect to the suspension.
22	COOPERATION
22.1	Working with Third Parties

The Supplier must:

(a)	***and***AusNet Services and AusNet Services’ ***and
(b)	***third party suppliers ***as reasonably requested by AusNet Services.

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22.2	Integration Disputes
(a)

The Supplier must act in good faith in its dealings with AusNet Services’ other providers and take reasonable steps to prevent or quickly resolve and mitigate the impact to AusNet Services of any dispute or potential dispute with those providers (Supplier Dispute).

(b)	If the Supplier cannot resolve a Supplier Dispute quickly and without impact to AusNet Services, the Supplier will immediately refer the Supplier Dispute to AusNet Services for resolution. ***
23	ACCEPTANCE PROCESS
23.1	Acceptance of Deliverables

Subject to clause 6.3 (Payment on Account Only), AusNet Services will not be regarded as accepting a Deliverable under a Project until it has issued an Acceptance Certificate in respect of that Deliverable.

23.2	Before Supplier submits a Deliverable to Acceptance Process
(a)	Before the Supplier submits a Non-Documentary Deliverable to the Acceptance Process, the Supplier must:
(i)	conduct extensive pre-delivery testing in order to limit the number of Defects detected during the Acceptance Tests; and
(ii)

provide to AusNet Services details of the results of the testing carried out under clause 23.2(a)(i) in sufficient detail to allow AusNet Services to verify that the Non-Documentary Deliverable is ready to undergo the Acceptance Process.

(b)

Before the Supplier submits a Documentary Deliverable to the Acceptance Process the Supplier must have delivered at least one draft of the Deliverable to AusNet Services and have received and addressed AusNet Services’ input on that draft.

23.3	Acceptance Process for Non-Documentary Deliverables
(a)	To commence the Acceptance Process, the Supplier must submit the Non-Documentary Deliverable***to AusNet Services ***Deliverable i***Acceptance Process.
(b)

***Deliverable***AusNet Services (unless and to the extent agreed otherwise)***in relation to the Deliverable in accordance with the ***Deliverable***The Supplier will provide such assistance as is reasonably stipulated by AusNet Services in respect of the Acceptance Process.

(c)	By the end of the ***AusNet Services ***
(i)	***
(ii)	***
(iii)	***
(iv)	***
(d)	If AusNet Services fails to comply with clause 23.3(c) within***Supplier ***to AusNet Services and the Parties ***
(e)	If AusNet Services ***the Supplier ***the Deliverable ***Deliverable***, the procedure set out in this clause 23.3 will ***in relation to the Deliverable
(f)	If AusNet Services issues a ***will stipulate:
(i)	***
(ii)	***to that Deliverable; and
(iii)	***of the Deliverable and the ***

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23.4	Acceptance Process for Documentary Deliverables
(a)	To commence the Acceptance Process, the Supplier must ***Documentary Deliverable ***AusNet Services together ***
(b)	***Deliverable ***AusNet Services ***Deliverable***Deliverable***
(c)	***AusNet Services ***
(i)	***
(ii)	***
(iii)	***
(iv)	***
(d)	If AusNet Services ***Supplier ***AusNet Services and the Parties will***
(e)	If AusNet Services ***in relation to a Documentary Deliverable, AusNet Services ***Deliverable ***Deliverable ***Deliverable.
(f)	***the Supplier ***Deliverable***Deliverable***in relation to the Deliverable.
(g)	If AusNet Services ***
(i)	***
(ii)	***Deliverable***
(iii)	***of the Deliverable.
23.5	Termination and Other Action

If any Deliverable fails to pass the Acceptance Process ***that failure will be deemed a***by the Supplier entitling AusNet Services to:

(a)	***
(b)	***Deliverables***
(c)	***AusNet Services ***
23.6	Review or Acceptance does not Diminish Responsibility

Any review, approval or Acceptance of a Deliverable or Service by (or on behalf of) AusNet Services does not relieve the Supplier from its responsibilities or affect AusNet Services’ rights under a Project Agreement (or otherwise).

24	GOVERNANCE PROCESS
24.1	Parties to establish Governance Process

The Parties will establish governance processes and designate decision-makers to govern the strategic overview and day to day management of the delivery of the Services in accordance with the Project Agreement.

24.2	Meetings
(a)

During the performance of the Services, progress meetings shall be held at least once a week at AusNet Services’ premises or as otherwise agreed between AusNet Services and the Supplier, and will involve the Supplier procuring attendance of any approved Supplier subcontractor representative if requested by AusNet Services.

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(b)	AusNet Services may convene other meetings with the Supplier (and any approved Supplier subcontractor) at any time if AusNet Services considers progress to be unsatisfactory or for any other reasons.
24.3	Reports
(a)

On or before the 25th day of each month or otherwise specified in the Statement of Work, the Supplier must prepare and submit to AusNet Services a progress report showing the progress of activities during the current month, the projected activities of the coming month, and any anticipated delays, reasons for such delays and other relevant information in such a form as AusNet Services may require.

(b)

Where relevant to the Project, the progress report shall include a statement either confirming that Acceptance Dates will be met or, if delays are anticipated, giving a detailed explanation of such delays and a plan to minimise the delays.

25	RECORDS
25.1	Supplier to Keep Proper Records

The Supplier must keep full, proper and up to date books of accounts and records relating to all Products and Services provided under this Agreement, including all Charges paid or payable by AusNet Services and all documentation justifying those Charges (to Australian accounting standards) (Records) and subject to clause 0 (Retention of Records) will retain those Records as follows:

(a)	in respect of Records which are AusNet Services property or Confidential Information of the Supplier must retain those Records until the earlier of:
(i)	a request by AusNet Services that the Records be delivered to AusNet Services; or
(ii)	a request by AusNet Services that the Records be destroyed; and
(b)	in respect of all other Records, the Supplier must retain those Records until the later of:
(i)	7 years after the creation of the relevant Record; or
(ii)	the date on which all disputes under the relevant Project Agreement are resolved.
25.2	Retention of Records

Notwithstanding clause 25.1 (Supplier to Keep Proper Records), the Supplier may retain copies of AusNet Services Confidential Information where it is necessary to do so to comply with legislative record keeping obligations, provided that such information continues to be treated confidentially and stored in a secure environment.

26	QUALITY ASSURANCE
26.1	Quality Assurance Review
(a)	AusNet Services or its Representative may, at any during the term of the Project Agreement attend any Site at which the Services are being performed for the purpose of confirming that:
(i)	the Services are being performed in accordance with the requirements of the Project Agreement;
(ii)	the Deliverables are being developed in accordance with the Specifications; and
(iii)	there are no delays or potential delays which may impact the overall Project Schedule.
(b)	The Supplier will co-operate with AusNet Services during any review conducted under clause 26.1(a) and provide any information reasonably requested by AusNet Services.

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(c)

In the event that AusNet Services determines as a result of any quality assurance review that the Supplier has failed to meet, or may fail to meet any requirement under the Project Agreement it will notify the Supplier in writing, and the Supplier must provide AusNet Services with a remediation plan within ***.

27	AUDIT
27.1	Right to Audit
(a)

The Supplier must permit AusNet Services and/or AusNet Services’ designated representative or any regulatory authority access to the records, data, premises, facilities and systems of the Supplier during business hours as may be reasonably necessary to perform an audit of those records, premises, facilities and systems to the extent reasonably necessary to:

(i)	confirm the Supplier’s compliance with its obligations under this Agreement and any Project Agreement;
(ii)	verify whether the Supplier’s Charges to AusNet Services are calculated in accordance with the Agreement; and
(iii)	enable AusNet Services to comply with Regulatory Requirements or those of AusNet Services’ Related Bodies Corporate.
(b)	The Supplier must on reasonable notice provide AusNet Services with access to such Supplier Personnel as AusNet Services may reasonably require for the purposes described above.
27.2	Notification of Audit

AusNet Services must:

(a)	give the Supplier *** Business Days’ notice of a proposed audit (including any re-audit) (or any shorter period where required by law in connection with an audit by a Regulatory Authority);
(b)

inform the Supplier of the proposed scope of the audit, including details of Supplier materials likely to be required and any Supplier Personnel who need to made available in connection with the audit; and

(c)	provide the Supplier with an estimate of the audit’s duration.
27.3	Frequency

Without limiting AusNet Services’ rights under clause 26 (Quality Assurance) for each audit specified in clause 27.1 (Right to Audit), AusNet Services may not, unless required by law without the prior written consent of the Supplier, undertake the same audit more frequently than ***, except where:

(a)	AusNet Services is required to do so under applicable laws; or
(b)	a re-audit is required following remedial activity undertaken to correct a major service failure or following an adverse audit.
27.4	Adjustment of Charges and Practices

If an audit conducted under this clause reveals any non-compliance by the Supplier with obligations under this Agreement or any Project Agreement then:

(a)	AusNet Services will make available a copy of the report to the Supplier;
(b)	the Parties will work in good faith to agree upon any reimbursement of Charges due to or payable by AusNet Services and any appropriate future adjustments to the Supplier’s Charges; and
(c)

without limiting AusNet Services’ rights under clause 38 (Termination) where the audit revealed non-compliance by the Supplier with other obligations under the Agreement or a Project Agreement, the Supplier will submit to AusNet Services, within a reasonable period, a plan outlining the steps it will take to rectify non-compliance.

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27.5	Costs

Subject to clause 27.6 (Supplier to Reimburse Costs), each Party must bear its own costs of any audit.

27.6	Supplier to Reimburse Costs

If an audit demonstrates the Supplier’s invoiced Charges for the period covered by the audit exceeded the correct Charges for that period by more than *** then, without limiting the Supplier’s obligations to repay the overcharged amount, the Supplier must pay or reimburse AusNet Services all reasonable costs of that audit for the relevant audit period.

27.7	Survival

AusNet Services’ rights under this clause 26 (Audit) may be exercised at any time from the date of this Agreement until the expiry of 12 months following termination or expiration of the Project Agreement.

28	INTELLECTUAL PROPERTY RIGHTS
28.1	Ownership of Intellectual Property Rights
(a)	Intellectual Property Rights in Contract Material will vest based on one of four options outlined below, effective on creation of the relevant Contract Material (“IP Ownership Option):

Option A

AusNet Services owns all Intellectual Property Rights in Contract Material and grants to the Supplier an irrevocable, perpetual, non-exclusive, royalty free licence to use, reproduce, modify and sublicence that Contract Material in the ordinary operation of the business of each AusNet Services Entity.

Option B

Supplier owns all Intellectual Property Rights in Contract Material and grants to AusNet Services an irrevocable, perpetual, non-exclusive, royalty free licence to use, reproduce, modify and sublicence that Contract Material in the ordinary operation of the business of each AusNet Services Entity.

Option C

AusNet Services owns all Intellectual Property Rights in Contract Material and grants a licence to the Supplier to use that Contract Material solely for the purpose of performing its obligations under the Project Agreement.

Option D	The Parties will jointly own all Intellectual Property Rights in Contract Material, without obligation to account.

(b)	The Statement of Work will identify which IP Ownership Option applies to the Contract Material, and may specify different IP Ownership Options for different parts of the Contract Material.
(c)	If no IP Ownership Option is specified in a Statement of Work, Option A will apply to all Contract Material developed under that Project Agreement.
28.2	Rights to Pre-Existing Material
(a)	Nothing in this Agreement or in any Statement of Work will affect ownership of rights in Material created by or on behalf of AusNet Services prior to the date of the Project Agreement.
(b)	Nothing in this Agreement or in any Statement of Work will affect ownership of Supplier or third party rights in Pre-Existing Material.
(c)

Where Pre-Existing Material is incorporated into a Deliverable, the Supplier grants to AusNet Services or will procure for AusNet Services a non-exclusive, irrevocable, perpetual, royalty-free, world-wide licence (including the right of sub-license) to use, reproduce, adapt, modify, maintain and develop Pre-Existing Material as part of the Deliverable, solely for the business purposes of each AusNet Services Entity.

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(d)

Where use of Pre-Existing Material is reasonably necessary in order for an AusNet Services Entity to obtain or make full use of any Deliverable or Service, Supplier grants to AusNet Services, or will procure am irrevocable, non-exclusive, perpetual, royalty-free, world-wide licence (including the right of sub-license) to use, reproduce, adapt, modify, maintain and develop Pre-Existing Material solely as necessary for AusNet Services to obtain and make use of the Deliverable or Service for the business purposes of each AusNet Services Entity.

(e)	For the avoidance of doubt, nothing in clause 28.2 or clause 28.2(d) is intended to give AusNet Services or any Related Body Corporate the right to sell or otherwise exploit Pre-Existing Material.
28.3	Consent to Incorporate Pre-Existing Material

Any Pre-Existing Material which will be incorporated into a Deliverable, or will otherwise be provided to AusNet Services by the Supplier under a Project Agreement will be identified in the Statement of Work, or if not identifiable at the time of signing a Statement of Work, will be notified by the Supplier to AusNet Services in writing prior to supply or incorporation in a Deliverable.  The Supplier must not incorporate any Pre-Existing Material into a Deliverable without obtaining AusNet Services’ prior written consent.

28.4	Third Party Software
(a)	Nothing in this Agreement will affect rights in Third Party Software.
(b)

Supplier will not incorporate any Third Party Software in a Deliverable, or make available Third Party Software as part of the Services or Solution unless it is has been identified in the Statement of Work and AusNet Services has been provided with an appropriate time-frame to review licence terms and conditions.  Where modifications to Third Party Software licence terms are deemed by AusNet Services to be required, Supplier will provide commercially reasonable assistance to AusNet Services which may include assisting AusNet Services with negotiation of required terms.

28.5	Consents

Unless and to the extent stipulated to the contrary in the Statement of Work, the Supplier will be responsible for obtaining all necessary authorisations and consents from third party licensors in respect of:

(a)	Pre-Existing Material supplied or procured by the Supplier for incorporation into a Deliverable; and
(b)	Third Party Software made available to AusNet Services in connection with a Project Agreement.
28.6	Warranty on Pre-Existing Material

The Supplier *** AusNet Services that the Supplier ***and the ***

28.7	Waiver of Moral Rights

To the extent permitted by applicable law, the Supplier will procure from the author of any works comprised in a Deliverable an unconditional and irrevocable written consent to any act or omission by AusNet Services that would otherwise infringe any Moral Rights in any work which is included in Deliverables supplied pursuant to this Agreement or any Project Agreement, whether occurring before or after a consent is given.  The obligations in this clause do not apply to open source software.

29	INTELLECTUAL PROPERTY INDEMNITY
29.1	*** Indemnity for Infringement
(a)	The Supplier ***that the ***and***AusNet Services Entity ***
(b)

Subject to this clause29, the Supplier will fully indemnify AusNet Services and its Related Bodies Corporate against any loss, costs, expenses, demands or liability, directly arising out of a claim that the Deliverables, Services or any Pre-Existing Material (or the use of the Deliverables, Services or Pre-

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Existing Materials by any AusNet Services Entity in the manner licensed or otherwise contemplated in this Agreement) infringe a third party’s Intellectual Property Rights (IP Claim).
29.2	Indemnity Offered Regardless of Institution of Proceedings

The indemnity referred to in clause 29.1 will be granted whether or not legal proceedings are instituted and, if such proceedings are instituted, irrespective of the means, manner or nature of any settlement, compromise or determination.

29.3	Notification of Infringement
(a)	AusNet Services will notify the Supplier as soon as practicable of any IP Claim.
(b)

The Supplier must immediately notify AusNet Services if it becomes aware of any potential infringement of any Intellectual Property Rights or breach of any trade secret or obligations of confidence relating to the Deliverables, Pre-Existing Materials or the Services.

29.4	AusNet Services ***
(a)	AusNet Services ***Supplier’s***
(b)	***AusNet Services ***Supplier***Supplier’s ***the Supplier must:
(i)	***AusNet Services ***
(ii)	***and
(iii)	***AusNet Services.
(c)	If AusNet Services ***Supplier’s ***
(i)	AusNet Services ***by the Supplier in relation to***
(ii)	Supplier***AusNet Services ***
(iii)	AusNet Services ***
(iv)	the indemnity in clause 29.1 (IP Indemnity) and the limitation on liability in clause 35.3 (Liability Cap) ***AusNet Services ***Supplier,***and
(v)	AusNet Services ***Supplier without the Supplier’s prior consent, which will not be unreasonably withheld.
29.5	AusNet Services to Assist in Supplier Defence
(a)	AusNet Services will, if requested by the Supplier and at the Supplier’s expense, provide the Supplier with reasonable assistance in conducting the defence of the IP Claim pursuant to clause 29.4.
(b)	The Supplier will reimburse AusNet Services for all expenses directly incurred pursuant to this clause 29.5 within 10 Business Days of receipt of AusNet Services’ written demand.
29.6	Supplier’s Obligations
(a)

If it is determined by any independent tribunal of fact or law or if it is agreed between the parties to the dispute that an infringement of Intellectual Property Rights has occurred in connection with the Products and/or Services (IPR Infringement Event), and without limiting the generality of clauses 29.1 to 29.5 or any other right or remedy of AusNet Services arising out of the infringement, the Supplier will at its sole expense, without delay:

(i)	modify the Deliverables, Services and Pre-Existing Materials in order to avoid continuing infringement;
(ii)	procure for AusNet Services the right to continue the use the Deliverables, Services and Pre-Existing Materials; or

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(b)

If the Supplier, using the mechanisms described in clause 29.6(a)(i) and/or clause 29.6(a)(ii), is unable to overcome the impact of the IPR Infringement Event on AusNet Services within a reasonable timeframe (taking into account the impact on AusNet Services), then:

(i)	the Supplier may remove the infringing Deliverables or Pre-Existing Materials or cease providing the infringing Services;
(ii)	the Supplier must ***and
(iii)	if the IPR Infringement Event ***AusNet Services ***
29.7	Exclusions

The Supplier shall have no liability for any IP Claim to the extent that it results from:

(a)	modifications made by or on behalf of AusNet Services by anyone other than the Supplier or on the Supplier’s behalf, save where the Supplier has endorsed or approved those modifications; or
(b)	use of the Deliverables, Pre-Existing Materials or Services in combination with equipment or software programs not supplied or endorsed by the Supplier, in a way that was not reasonably intended.
29.8	Survival of Clause

This clause 29 will survive the expiration or termination of this Agreement.

30	ESCROW OF SOURCE CODE
30.1	Obligation to Enter Escrow Agreement

If so specified in the Statement of Work, the Parties will enter into an escrow agreement in relation to the source code of any proprietary Supplier Software.

30.2	Form of Escrow Agreement

The escrow agreement described in clause 30.1 will be in a form approved by AusNet Services and will provide for the release of the source code by the escrow agent to AusNet Services in the event, that:

(a)	AusNet Services has a right to ***the Supplier, whether or not AusNet Services elects to exercise that right;
(b)	the Supplier becomes subject to any form of insolvency administration;
(c)	the Supplier is unable to ***and AusNet Services elects to exercise its right to ***; and
(d)	any other circumstance agreed by the Parties.
31	VIRUSES
(a)	In this clause, Harmful Code means any computer code:
(i)

that is intended or known to be harmful, destructive, disabling or which assists in or enables theft, alteration, denial of service, unauthorised disclosure or destruction or corruption of data, but excludes passwords, trial period software and like features which are security features or intended elements of the software used to prevent unauthorised use of the software in contravention of a licence; and

(ii)

which is installed or released into any AusNet Services Systems or those of its Related Bodies Corporate without AusNet Services’ written consent.  Examples include viruses, worms, spyware, adware, key loggers, trojans and any new types of programmed threats that may be classified.

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(b)

The Supplier warrants that it will use its reasonable endeavours (through use of industry standard virus protection software and other customary procedures) to not adversely affect or alter the operation, functionality or technical environment of AusNet Services’ or its Related Bodies Corporates’ systems through the introduction of Harmful Code, except to the extent (if any) this is a requirement set out in any Statement of Work.

(c)

If the Supplier becomes aware that any Harmful Code is found to have been introduced into a Deliverable or an AusNet Services system or a system of its Related Bodies Corporates, the Supplier will notify AusNet Services immediately.

(d)	The Supplier must:
(i)	provide all information reasonably requested by AusNet Services in relation to the Harmful Code, its manner of introduction and the effect the Harmful Code has had or is likely to have; and
(ii)

to the extent it has the necessary access to AusNet Services’ or its Related Bodies Corporate’s systems, take all necessary remedial action to eliminate the Harmful Code and prevent re-occurrence during the term of the Statement of Work and rectify any consequences (to the extent they are capable of rectification).

32	CONFIDENTIALITY
32.1	Confidentiality Obligations

Each Party must:

(a)

take all action reasonably necessary to protect and maintain the confidentiality of the other Party’s Confidential Information and to secure Confidential Information against theft, loss or unauthorised disclosure;

(b)	only use or reproduce the other Party’s Confidential Information for the purposes of:
(i)	discussions or negotiations between the Parties regarding a potential project; or
(ii)	performing its obligations or exercising its rights under this Agreement or the relevant Project Agreement;
(c)

not disclose the other Party’s Confidential Information to any person except as permitted under this clause 32, and restrict disclosure of the other Party’s Confidential Information to those Personnel who have a need to know for the purpose providing or receiving Services under the Project Agreement;

(d)

take reasonable steps to ensure that any person who has access to Confidential Information of the other Party through it or on its behalf does not use, reproduce or disclose that Confidential Information other than in accordance with this Agreement; and

(e)	not make, assist or permit any person to make any unauthorised use, disclosure or reproduction of the Confidential Information of the other Party.
32.2	Permissible Disclosure

A Party will not be in breach of clause 32.1 (Confidentiality Obligations) in circumstances where disclosure is required by law or the rules of any stock exchange upon which an entity is listed;

32.3	Disclosure to Certain Persons

Notwithstanding any other provision of this clause 32, a Party may disclose the terms of this Agreement to its related companies, solicitors, auditors, insurers or accountants for purposes directly associated with:

(a)	the performance of this Agreement or a Project Agreement or, in the case of AusNet Services, any agreement between AusNet Services and its Related Bodies Corporate;
(b)	an assessment of that Party’s rights or obligations under this Agreement or a Project Agreement; or

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(c)	advice in relation to or arising out of the performance of this Agreement or a Project Agreement.
32.4	Return of Confidential Information

Each Party must return the other Party’s Confidential Information on request or otherwise when such Materials are no longer required for the purpose of this Agreement.  Return of the documents and other materials referred to in this clause 32 does not release any Party from its confidentiality obligations.

32.5	Injunctive Relief

Each Party acknowledges that a breach of this clause 32 may cause irreparable damage for which monetary damages would not be an adequate remedy.  Accordingly, in addition to other remedies that may be available, a Party may seek injunctive relief against such a breach or threatened breach.

32.6	Survival of Clause

This clause 32 will survive the expiration or termination of this Agreement.

33	PRIVACY
33.1	Privacy Laws

The Supplier must at all times comply with Privacy Laws in relation to Personal Information, whether or not the Supplier is an organisation bound by the Privacy Act.

33.2	Personal Information
(a)

The Supplier must take all reasonable measures to ensure that Personal Information held in connection with this Agreement is protected against loss, and against unauthorised access, use, modification, disclosure or other misuse in accordance with reasonable procedures for that purpose notified by AusNet Services to the Supplier in writing from time to time, and that only authorised personnel have access to the Personal Information.

(b)	Each Party acknowledges that Personal Information is also Confidential Information and is subject to the confidentiality obligations set out in clause 32 (Confidentiality).
33.3	Transfer of Personal Information Overseas
(a)

The Supplier must not transfer Personal Information held in connection with this Agreement outside Australia, or allow parties outside Australia to have access to it, without the prior, written approval of AusNet Services.

(b)

AusNet Services may exercise its sole discretion in consenting to or rejecting a request to transfer Personal Information outside Australia and will take into account the nature of privacy laws in place in the relevant jurisdiction outside Australia and/or the nature and extent of any contractual undertaking given to the Supplier by a recipient of the Personal Information overseas.

33.4	Obligations on Other Parties

The Supplier must ensure that any Supplier Personnel and other persons who may have access to Personal Information held in connection with this Agreement are aware of the obligations of the Supplier under this Agreement and undertake to not collect, access, use, disclose or otherwise deal with Personal Information except in performing their employment, agency or contractual duties in accordance with this Agreement or the relevant Project Agreement.

33.5	Disclosure Required by Law

The Supplier must immediately notify AusNet Services where it becomes aware that a disclosure of Personal Information may be required by law.

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33.6	Breach of Privacy Obligations

The Supplier must in respect of any Personal Information held in connection with this Agreement immediately notify AusNet Services where the Supplier becomes aware of a breach of this clause 33 by itself or its Personnel or any third party.

33.7	Privacy Complaint Procedure

A complaint alleging an interference with the privacy of an individual in respect of any services performed under this Agreement must be handled by AusNet Services in accordance with the following procedures:

(a)

where AusNet Services receives a complaint alleging an interference with the privacy of an individual by the Supplier or any Supplier Personnel, or alleging interference by AusNet Services which AusNet Services reasonably attributes to the Supplier, AusNet Services must immediately notify the Supplier of only those details of the complaint necessary to minimise any breach or prevent further breaches of clauses 33.1 to 33.7;

(b)

where the Supplier receives a complaint alleging an interference with the privacy of an individual by the Supplier or any Supplier Personnel, the Supplier must immediately notify AusNet Services of the nature of the complaint, but must only release to AusNet Services Personal Information concerning the complainant with the complainant’s consent; and

(c)

after AusNet Services has given or been given notice in accordance with clauses 33.7(a) or 33.7(b), AusNet Services must keep the Supplier informed of all progress with the complaint that relates to the actions of the Supplier in connection with the allegation of an interference with the privacy of an individual.

33.8	Return, Retention or Destruction of Personal Information

When this Agreement expires or is terminated, the Supplier must, at AusNet Services’ discretion:

(a)	return to AusNet Services all records containing Personal Information;
(b)	retain any material containing Personal Information in a secure manner as approved by AusNet Services; or
(c)	destroy or delete any Personal Information.
33.9	Survival of Clause

This clause 33 will survive the expiration or termination of this Agreement.

34	WARRANTIES
34.1	General warranties
(a)	The Supplier and AusNet Services each represent and warrant to each other:
(i)

it has full power and authority to enter into, perform and observe its obligations under this Agreement and any Project Agreement, and that its execution, delivery and performance of the Agreements have been duly and validly authorised;

(ii)

neither this Agreement nor any Project Agreement will contravene its constitution or other constituent documents or any law, regulation, ruling, consent, judgement, order or official directive or any of its obligations or undertakings by which it or any of its assets are bound or cause a limitation on its powers or those of its directors to be exceeded;

(iii)	it has not granted to any other person rights inconsistent with the rights granted under this Agreement or a Project Agreement; and

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(iv)

no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, pending or threatened which, if adversely decided, could have a material adverse effect on its ability to perform its obligations under this Agreement or a Project Agreement.

34.2	Supplier's Warranties Regarding Deliverables

The Supplier represents and warrants to AusNet Services:

(a)	the Deliverables will:
(i)	be free from material defects and errors;
(ii)	***
(iii)

***comply with and will perform in accordance with the applicable Documentation and the Specifications in every respect including features, capability, compatibility, performance, design and durability;

(iv)	***
(v)	in the case of Products:
(A)	***
(B)	***
(b)	***AusNet Services ***Deliverables***
(c)	the Supplier has ***Deliverables*** AusNet Services’***Supplier;***
(d)	***AusNet Services ***AusNet Services ***
(e)	***Deliverables***AusNet Services’ ***
(f)	***of any Deliverable; and
(g)	the Supplier ***or in respect of any Deliverable.
34.3	Manufacturer’s Warranties

The Supplier will procure for AusNet Services the benefit of any manufacturers' warranties relevant to the Deliverables.  The provision of any of the benefits referred to in this clause 34.3 does not limit any of the Supplier’s obligations under this Agreement or any Project Agreement.

34.4	Supplier's Warranties Regarding the Services

The Supplier represents and warrants to AusNet Services that:

(a)	it will provide all Services with due care, skill and attention in accordance with all Relevant Obligations;
(b)	it has the level of skill, knowledge, experience and ability which may be expected of a professional organisation experienced in providing services of the same type and complexity as the Services;
(c)	the Supplier's Representatives, in performing the Services, have the level of skill, knowledge, experience and ability, which may be expected of an individual performing those Services; and
(d)	to the extent the Services relate to ***the Services will be performed in accordance with the***
34.5	Rectification of Defects within Warranty Period

Without limiting any other right or remedy that AusNet Services may have under any Project Agreement or at law, if AusNet Services notifies the Supplier of a Defect during the Warranty Period, the Supplier must at no cost to AusNet Services:

(a)	perform all activities necessary to diagnose and rectify the Defect within the Warranty Response Period,(including performing all activities necessary to manage any work required from AusNet

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Services or any third parties such as licensors of third party software and performing all testing and training); and
(b)	ensure that action taken to rectify the Defect does not adversely impact other Deliverables or any Relevant AusNet Services System.
34.6	Warranty Period ***
(a)	Any Deliverable ***Warranty Period ***Deliverable.
(b)	Without limiting the Supplier’s obligation***Warranty Period ***in respect of a Deliverable.
34.7	Relationship between Warranty Period and Support Services

For the avoidance of doubt, where the Supplier is required to provide support services under a Project Agreement, the correction of Defects during the Warranty Period pursuant to clause 34.5 do not form part of the support services for which the Supplier is entitled to be paid under the Project Agreement.

35	LIABILITY AND INDEMNITY
35.1	Supplier’s Indemnities

The Supplier releases and indemnifies AusNet Services and its Related Bodies Corporate, their employees and agents against all loss, costs, expenses, damages, actions, claims and demands (including the cost of defending or settling any action, claim or demand) incurred or suffered by AusNet Services or its Related Bodies Corporate arising out of:

(a)	***
(b)	***
(c)	***
(d)	***
(e)	***

except to the extent that the loss is directly attributable to the negligence or wrongful act or omission of AusNet Services, its Related Bodies Corporate or their Personnel.

AusNet will take reasonable, commercial steps to mitigate any losses suffered for which it is indemnified under this clause.

35.2	Operation of Indemnities
(a)	Each indemnity in this Agreement survives the expiry or termination of this Agreement.
(b)	A Party may recover a payment under an indemnity in this Agreement before it makes the payment in respect of which the indemnity is given.
35.3	Limitation on Liability
(a)

Subject to clause 35.3(b) (Exclusions from Limitation on Liability), and unless specified to the contrary in a Statement of Work, the total liability of each Party under a Project Agreement in the aggregate and for all claims (whether arising in or under contract, statute, tort (including negligence), equity or otherwise at law) is limited to:

(i)	in the case of Deliverables and Services***
(ii)	in the case of Software support and/or maintenance Services,***

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(b)	The limitation on liability in clause 35.3 will not apply to liability:
(i)	for personal injury (including sickness and death);
(ii)	for loss of, or damage to, tangible property;
(iii)	under an indemnity provided in this Agreement; or
(iv)	***
(v)	***
35.4	Consequential Loss

Neither Party will be liable to the other under this Agreement or any Project Agreement for any consequential, indirect or special loss or damage arising out of or in connection with this Agreement or any Project Agreement or for any, loss of opportunity, flow on contracts, or goodwill.  The Parties acknowledge that the following losses are not deemed to be consequential losses and may be claimed by a Party depending on the circumstances of the claim:

(a)	costs or expenses incurred by a Party (including costs incurred to a third party contractor) in***
(b)	***on a Party ***
(c)	holding or delay costs incurred by a Party where ***
35.5	Liability for Implied Terms

Nothing in this Agreement or any Project Agreement will operate so as to exclude, restrict or modify the application of any of provisions of the Competition and Consumer Act 2010 (Cth) or any equivalent State or Territory legislation (Relevant Legislation), the exercise of a right conferred by such a provision, or any liability of a Party for a breach of a condition or warranty implied by such a provision, where the Relevant Legislation would render it void to do so.

36	INSURANCE
36.1	Supplier’s Insurance Obligations

The Supplier must be insured in respect of its performance of this Agreement and each Project Agreement as set out below, unless specified to the contrary in the Statement of Work:

(a)	property and contents insurance with a minimum cover of *** per claim for the duration of the Term;
(b)	products and public liability insurance with a minimum cover of *** per occurrence, for the duration of the Term; and
(c)	professional indemnity insurance with a minimum cover of $*** claim, for the duration of the Term and thereafter for a period of ***
36.2	Insurance of sub-contractors

The Supplier must ensure that any sub-contractors engaged by it are adequately insured for the work they are performing under this Agreement and any Project Agreement.

36.3	Evidence of Insurance

The Supplier must produce evidence on demand of the insurance effected and maintained in accordance with this clause 36.1 (Insurance).

In addition the Supplier must:

(a)	***; and

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(b)

provide AusNet Services with a certificate from the Supplier’s insurer or broker confirming the currency and status of the insurance policies on the Commencement Date of this Agreement and then on each anniversary of the commencement date during the Term.

37	LIQUIDATED DAMAGES
37.1	Application of Liquidated Damages
(a)

Where specified in a Statement of Work, AusNet Services may claim Liquidated Damages from the Supplier for any delay in the provision of Services or Deliverables by providing written notice to the Supplier.

(b)

If the Supplier, acting reasonably, rejects AusNet Services’ claim to Liquidated Damages it must notify AusNet Services in writing within 5 Business Days of receiving a notice under clause 37.1(a), and any dispute will be resolved in accordance with clause 47 (Disputes).

(c)	In the absence of a rejection notice under clause 37.1(b) AusNet Services may recover the relevant amount of Liquidated Damages by:
(i)	***
(ii)	***
(d)

The Supplier acknowledges and agrees that Liquidated Damages represent a genuine pre-estimate of AusNet Services’ expected loss for the Supplier’s failure or delay in providing the Deliverables or Services by their due date.

37.2	***
37.3	***
38	TERMINATION
38.1	Termination of Project Agreement for Breach
(a)	Without prejudice to any other rights a Party may have under a Project Agreement or at law, a Party may terminate a Project Agreement immediately by notice in writing if the other Party:
(i)

is in material breach and such breach is not remedied within *** of written notice by the first-mentioned Party (or any longer period agreed by the Parties taking into account the nature of the breach and the length of time reasonably required to remedy) or

(ii)

has committed ***, and has failed to remedy all those breaches within *** of receiving written notice (or any longer period agreed by the Parties taking into account the nature of the breach and the length of time reasonably required to remedy).

(b)	Termination of a particular Project Agreement will not terminate any other current Project Agreement other than a Related Project Agreement which is expressly identified in the termination notice.
38.2	Termination for Insolvency or Change of Control
(a)	AusNet Services may terminate this Agreement immediately upon notice in writing to the Supplier if:
(i)	an Insolvency Event occurs or the Supplier becomes subject to any similar form of insolvency administration; or
(ii)

the Supplier undergoes a Change of Control which AusNet Services reasonably believes may adversely affect the Supplier’s ability to perform its obligations under this Agreement in a manner acceptable to AusNet Services.

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38.3	Other Termination Rights

AusNet Services may terminate this Agreement and/or any or all Project Agreements (in whole or in part) by written notice to the Supplier if a Conflict of Interest arises which in the reasonable opinion of AusNet Services adversely affects the Supplier’s ability to perform its obligations under this Agreement or a Project Agreement objectively and impartially.

38.4	Termination for Convenience
(a)	AusNet Services may terminate this Agreement or any or all Project Agreements at any time by providing the Supplier with *** prior notice in writing.
(b)

Where AusNet Services terminates a Project Agreement for convenience under clause 38.4 (Termination for Convenience), unless otherwise specified in the Statement of Work AusNet Services will pay to the Supplier reasonable demobilisation costs ***

38.5	Rights and Obligations on Termination
(a)	Upon termination of a Project Agreement for any reason:
(i)	AusNet Services will, subject to clause 6.1 (Timing for Payments) pay the Supplier for Services properly performed (on a pro rata basis) up to the effective date of termination;
(ii)

Supplier will deliver to AusNet Services all completed Deliverables and AusNet Services will pay all relevant Charges related to those Deliverables subject to clause 6.1 (Timing for Payments) and satisfactory completion of Acceptance Testing in accordance with clause 23 (Acceptance Testing);

(iii)

upon receipt of a written request from AusNet Services, and subject to AusNet Services’ payment under clause 38.5(a)(i) (payment for services up to termination), Supplier will provide to AusNet Services any Deliverables which are partially complete at the date of termination;

(iv)

each Party will subject to clause 32.4 (Return of Confidential Information) promptly return to the other Party all Confidential Information in its possession or control once it is no longer required for the purpose of this Agreement;

(v)

AusNet Services may employ, contract or otherwise engage any third party to complete Services and any remaining Deliverables and may contract directly with the Supplier’s subcontractors for any such services. Supplier will provide reasonable assistance to assign relevant subcontracts to AusNet Services upon request provided the relevant subcontractor has not objected to such assignment; and

(vi)

the rights provided to AusNet Services under this Agreement in respect of Pre-Existing Materials and/or Supplier’s Confidential Information may be exercised by AusNet Services (or by a third party on behalf of AusNet Services) for the purpose of completing the Services and any remaining Deliverables, as contemplated in clause 38.5(a)(v).

38.6	Termination of Head Agreement

Termination of this Agreement will have no impact on any Project Agreement in existence at the time of termination of the Agreement, and the terms and conditions in the Agreement will continue to apply to each Project Agreement until completed, or validly terminated.

38.7	Claims

The expiry or termination of this Agreement or any Project Agreement does not affect:

(a)	any claim that a Party may have against the other Party;
(b)	either Party’s rights in respect of any breach of this Agreement occurring before expiry or termination; or
(c)	the obligations of the Parties to make a payment or perform any other act under this Agreement which was due before expiry or termination.

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39	FORCE MAJEURE
39.1	No Liability for Delays

Neither Party will be liable for any delay or failure to perform its obligations pursuant to this Agreement if such delay is due to a Force Majeure Event.

39.2	Notice of Force Majeure

In the event of a Force Majeure Event, the affected Party must:

(a)

notify the other Party in writing of the Force Majeure Event as soon as possible after the Force Majeure Event occurs providing details of the Force Majeure Event and the steps that Party is intending to take to remedy the Force Majeure Event and to mitigate the consequences of the Force Majeure Event; and

(b)	use reasonable endeavours to remove or remedy the impact of any Force Majeure Event as quickly as possible and to mitigate the consequences of the Force Majeure Event.
39.3	Suspension of Obligations

If a Party is unable to perform any obligation under a Project Agreement due to a Force Majeure Event, the performance of that Party’s obligations will be suspended for as long as the Force Majeure Event continues to prevent performance.

39.4	Entitlement to Terminate

If a delay or failure by a Party to perform its obligations due to a Force Majeure Event exceeds ***, either Party may immediately terminate the relevant Project Agreement on providing notice in writing to the other Party.

39.5	Refunds for Products or Services Not Provided

If this Agreement is terminated pursuant to this clause 39.5 (Force Majeure), the Supplier will refund moneys previously paid by AusNet Services pursuant to this Agreement for Products or Services not provided by the Supplier to AusNet Services.

39.6	No relief and no extension
(a)	To avoid doubt, a Force Majeure Event does not relieve a Party from performing its obligations:
(i)	under any disaster recovery plan;
(ii)	if the delay or failure to perform or the Force Majeure Event itself could have been prevented by taking reasonable precautions; or
(iii)	if the delay or failure to perform or the Force Majeure Event itself can be circumvented by taking reasonable steps;
(b)	Any failure to perform by a subcontractor or agent of the Supplier will not constitute a Force Majeure Event unless the agent or subcontractor was itself subject to a Force Majeure Event.
40	SUB-CONTRACTING
40.1	No Subcontracting Without Consent

The Supplier must not subcontract or otherwise arrange for another person to perform any part of this Agreement or a Project Agreement or to discharge any of its obligations under this Agreement or any Project Agreement without the prior written consent of AusNet Services, such consent not to be unreasonably withheld.

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40.2	Supplier Responsibility

In the event AusNet Services consents to a subcontract pursuant to clause 40.1 (No Subcontracting Without Consent), the Supplier will not be relieved of any of its liabilities or obligations under this Agreement or the relevant Project Agreement and the Supplier will be liable to AusNet Services for the acts, defaults and neglects of any subcontractor or any employee or agent of the subcontractor as if they were the acts, defaults or neglects of the Supplier.

40.3	Supplier to Ensure Suitability of Sub-contractors and their Work

The Supplier will be responsible for ensuring the suitability of all subcontractors and for ensuring that the work performed by the subcontractor meets the requirements of the Project Agreement.

40.4	Subcontractors to be Aware of Supplier Obligations

The Supplier will ensure that each subcontractor is aware of all relevant obligations under this Agreement and the relevant Project Agreement.

40.5	Consistency

Any subcontract entered into by the Supplier must be consistent with the terms of this Agreement and the relevant Project Agreement (insofar as is relevant to the services being provided by the subcontractor) and be capable of assignment by the Supplier to AusNet Services (or its nominee) at no cost without the need for any additional consent from the subcontractor.

41	RELATIONSHIP BETWEEN PARTIES
41.1	Supplier an Independent Contractor

The Supplier is an independent contractor without authority to bind AusNet Services by contract or otherwise and neither the Supplier nor the Supplier Personnel are employees of AusNet Services or its Related Bodies Corporate by virtue of this Agreement or any Project Agreement.

41.2	Supplier Responsible for Personnel

The Supplier acknowledges that it has sole responsibility in relation to payment, if any, of superannuation, workers’ compensation and taxes incidental to employment in respect of the Supplier Personnel.  The Supplier further acknowledges that neither it nor the Supplier Personnel have, pursuant to this Agreement or any Project Agreement, any entitlement from AusNet Services or its Related Bodies Corporate in relation to any form of employment or related benefit.

42	NO SOLICITATION
(a)

Neither Party will, during the term of the relevant Project Agreement or within *** (or such other period as agreed between the Parties) after its termination, induce, solicit, engage or employ (or procure the inducement, solicitation, engagement or employment of) any officer or employee of the other Party without that other Party’s prior written consent, such consent not to be unreasonably withheld.

(b)

Clause 42(a) (No Solicitation) will not apply in the case of an employee who has ceased employment with a Party for a period for six months prior to their engagement by the other Party, or to an employee who is engaged as a consequence of responding to a bona fide publicly advertised position with the other Party.

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43	CONFLICTS OF INTEREST
43.1	No Conflict of Interest to Exist

The Supplier warrants that to the best of its knowledge no Conflict of Interest exists or is likely to arise in the performance of its obligations under this Agreement or any Project Agreement.

43.2	Disclosure of Conflicts

The Supplier must not, during the course of this Agreement, engage in any activity likely to compromise its ability to perform its obligations under this Agreement or any Project Agreement fairly and independently.  The Supplier must immediately disclose to AusNet Services any activity which constitutes or may constitute a Conflict of Interest.

44	BENEFIT OF AGREEMENT
(a)

The agreements, acknowledgements, undertakings, indemnities, representations and warranties given by the Supplier in this Agreement and any Project Agreement operate for the benefit of AusNet Services and its Related Bodies Corporate (on whose behalf and for whose benefit AusNet Services is deemed to be contracting).

(b)	For the purposes of clause 44(a), agreements, acknowledgements, undertakings, indemnities, representations and warranties in this Agreement and any Project Agreement:
(i)	may be enforced by AusNet Services for itself; and
(ii)

are held by AusNet Services on trust for the benefit of each of its Related Bodies Corporate and may be enforced by AusNet Services on behalf of any of its Related Bodies Corporate or by any such Related Body Corporate directly.

45	ASSIGNMENT
(a)	Subject to clause 45(b)***
(b)	AusNet Services may assign all or any part of this Agreement or any Project Agreement:
(i)	to any of its Related Bodies Corporate; or
(ii)	in connection with a corporate restructure (including a divesture);

provided that the assignment/s result in no change in:

(iii)	the use restrictions of any licence (other than by virtue of the assignments granting new entities rights under the licence); or
(iv)	the overall number of users for any licence.
46	VARIATIONS AND CHANGE CONTROL
46.1	Variations to be in Writing
(a)	The provisions of this Agreement or any Project Agreement, including any change to the Charges, scope of the Services or Specifications may only be effected through a formal change request detailing:
(i)	the nature of the proposed change;
(ii)	any impact to the Charges or expenses (including rationale and justification for any increase in the Charges); and
(iii)	any impact on the Project Schedule.

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(b)

No variation will be effective unless and until a formal Change Request has been documented in writing and signed by the AusNet Services Signing Authority and the Supplier Primary Contact.  For the avoidance of doubt, AusNet Services will have no obligation to pay the Supplier any amount in excess of the Charges set out in the Project Agreement unless and until a formal Change Request has been agreed in accordance with this clause.

47	DISPUTES
47.1	Dispute Notice

If a dispute arises between AusNet Services and the Supplier in relation to this Agreement or a Project Agreement, either Party may by notice to the other Party, specifying details of the dispute (Dispute Notice), refer the dispute for resolution in accordance with this clause 47.

47.2	Good Faith Discussions
(a)	If a Dispute Notice is given, the Parties must meet and engage in good faith discussions with the bona fide objective of resolving the dispute by agreement.
(b)

If the parties are unable to resolve the dispute after a period of 10 Business Days (or such other period as may be agreed), either Party may escalate the dispute by notice to the other Party (Escalation Notice).

(c)	If an Escalation Notice is given, senior managers of each Party must meet and engage in good faith discussions with the bona fide objective of resolving the dispute by agreement.
(d)

If the Parties are unable to resolve the dispute after a period of 10 Business Days (or such other period as may be agreed), the Parties may by agreement refer the dispute to mediation in accordance with clause 47.3,

47.3	Mediation
(a)

Where the Parties agree to refer a dispute to mediation, that mediation will be conducted in accordance with The Institute of Arbitrators and Mediators Australia Mediation and Conciliation Rules which can be accessed here:  https://www.iama.org.au/resources/adr-rules-guidelines/mediation, as amended from time to time.

(b)

Unless the Parties agree upon a mediator, either Party may request a nomination from the National President of the Institute of Arbitrators and Mediators Australia and the Parties agree to be bound by that nomination.

47.4	Equitable Relief

Nothing in this clause 47 will prevent a Party from seeking urgent equitable relief before an appropriate court.

47.5	No legal Proceedings

Neither AusNet Services nor the Supplier may commence legal proceedings (other than for urgent interlocutory relief) in relation to any dispute unless the dispute resolution procedures set out in this clause 47 have been followed.

47.6	Continued Performance of Agreement

Notwithstanding the existence of a dispute as described in this clause 47, each Party will, to the extent possible given the nature of the dispute, continue to perform its obligations under the relevant Project Agreement or Agreements until the dispute is resolved or otherwise determined.

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48	NOTICES
48.1	Method of Communication

Subject to clause 48.4 a notice, consent or other communication under this Agreement or any Project Agreement is only effective if it is:

(a)	in writing, signed by an authorised representative of the Party giving the notice;
(b)	addressed to the person to whom it is to be given; and
(c)	either:
(i)	delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person’s address;
(ii)	sent by fax to that person’s fax number and the machine from which it is sent produces a report that states that it was sent in full; or
(iii)	sent in electronic form (such as email).
48.2	Deemed Communications

A notice, consent or other communication is regarded as given and received:

(a)	if it is delivered or sent by fax:
(i)	by 5 pm (local time in the place of receipt) on a Business Day – on that day; or
(ii)	after 5 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day – on the next Business Day;
(b)	if it is sent by mail:
(i)	within Australia –3 Business Days after posting; or
(ii)	to or from a place outside Australia –5 Business Days after posting; and
(c)	if it is sent by email, upon receipt of a delivery and “read” confirmation.
48.3	Addresses

A person’s postal and email address and fax number are those set out in the Schedule.

48.4	Formal Notices

All notices or notifications required to be given in writing under this Agreement or any Project Agreement must be sent by mail or fax only, and addressed or copied to the Primary Contact of the receiving Party.

48.5	Time for performance of obligations

A reference to the time and / or date by which an obligation must be performed is a reference to the time or date (as the case may be) in Melbourne, Victoria, regardless of where the obligation is being performed.

49	GENERAL
49.1	Supplier to Sign Documentation

The Supplier will sign all documents and do all things necessary or desirable to give effect to this Agreement and any Project Agreement and will procure its Personnel to declare, make or sign all documents and do all things necessary or desirable to give full effect to this Agreement and any Project Agreement.

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49.2	Successors and Assigns

Subject to any provision to the contrary, this Agreement and each Project Agreement will devolve to the benefit of and be binding upon the Parties and their successors, trustees, permitted assigns or receivers but will not enure to the benefit of any other persons.

49.3	Survival of Covenants

The covenants, conditions and provisions of this Agreement and each Project Agreement which are capable of having effect after the expiration of the Agreement or Project Agreement will remain in full force and effect following the expiration.

49.4	Consents

Where this Agreement or any Project Agreement contemplates that a Party may agree or consent to something (however it is described), that Party may:

(a)	agree or consent, or not agree or consent, in its absolute discretion; and
(b)	agree or consent subject to conditions.
49.5	Governing Law

This Agreement and each Project Agreement is governed by the law in force in Victoria, Australia.

49.6	Jurisdiction of Courts

Each Party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria, Australia, and any court that may hear appeals from any of those courts, for any proceedings in connection with this Agreement or any Project Agreement, and waives any right it might have to claim that those courts are an inconvenient forum.

49.7	Assistance with reporting to Regulatory Authorities
(a)

The Supplier must provide AusNet Services with all reasonable assistance, co-operation and/or information in a timely manner as is requested by AusNet Services from time to time to enable AusNet Services to:

(i)	provide information required by or required to be given to a Regulatory Authority;
(ii)

allocate or designate any fees, charges, costs or other amounts related to this Agreement or any Project Agreement in a manner which reflects any process, treatment or methodology required or approved by a Regulatory Authority or any Regulatory Requirement; and

(iii)	facilitate recovery of costs or charges pursuant to any process, treatment or methodology required or approved by a Regulatory Authority or any Regulatory Requirements.
(b)

While AusNet Services or any of its Related Bodies Corporate are a controlling corporation for the purposes of the National Greenhouse and Energy Reporting Act 2007 (Cth), the Supplier will provide reports as reasonably required by AusNet Services from time to time in writing containing sufficient information to allow the Services provided pursuant to this Agreement or any Project Agreement to be captured by AusNet Services or its Related Bodies Corporate for the purposes of that Act.

49.8	Counterparts

This Agreement and each Project Agreement may be executed in counterparts by the respective Parties, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement, provided that no agreement will be in force and effect until the counterparts are exchanged.

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49.9	Each Party to Bear Own Costs

Each Party must pay its own expenses incurred in negotiating, executing, stamping and registering this Agreement and any Project Agreement.

49.10	Waiver of Rights
(a)	A right may only be waived in writing, signed by the Party giving the waiver, and:
(i)	no other conduct of a Party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;
(ii)	a waiver of a right on one or more occasions does not operate as a waiver of that right or as an estoppel precluding enforcement of that right if it arises again; and
(iii)	the exercise of a right does not prevent any further exercise of that right or of any other right.
49.11	Operation of this Agreement
(a)

Subject to clauses 49.11(b) and 49.11(c), this Agreement or the relevant Project Agreement (as the case may be) contains the entire agreement between the Parties about its subject matter.  Any previous understanding or agreement relating to that subject matter is replaced by this Agreement or the relevant Project Agreement (as the case may be) and has no further effect.

(b)

The Supplier acknowledges that AusNet Services relies on the Supplier’s experience and expertise and enters into each Project Agreement based on the representations made by the Supplier during the pre-sale tender and/or negotiation process.  The Supplier will be bound by all representations made regarding the Products and/or Services prior to the signing of the relevant Project Agreement unless those representations have been superseded by a fundamental change in the requirements for the project or have been expressly and specifically identified and disclaimed in the Statement of Work.

(c)	Any right that a person may have under this Agreement or a Project Agreement is in addition to, and does not replace or limit, any other right that the person may have.
(d)

Any provision of this Agreement or a Project Agreement which is invalid, unenforceable or partly unenforceable or illegal for any reason is, where possible, to be severed to the extent necessary to make that agreement enforceable, unless this would materially change the intended effect of that agreement.

49.12	Export/Deemed Export Compliance and Foreign Reshipment Liability
(a)	AusNet Services is not granted any right to export any Deliverables. Both parties shall comply with all export laws and regulations applicable to the Deliverables.
(b)

To the extent that, due to a change in relevant export laws and regulations, the Supplier is prohibited from performing its obligations under this Agreement, AusNet Services will have an immediate right to terminate and the Supplier will reimburse AusNet Services for a percentage of AusNet Services reasonable Export Transition Holding Costs, with the percentage to be agreed between the Parties at the time of termination.

49.13	United Nations Convention for the International Sale of Goods

The United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act (UCITA) will not apply to this Agreement or to the transactions processed under this Agreement.

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Executed as an Agreement

Signed for an on behalf of

AusNet Electricity Services Pty Ltd

by its authorised representative:

Signature:	/s/ Nino Ficca
Print name:	Nino Ficca
Position:	Managing Director
Date:	April 8, 2015

In the presence of

Witness signature
Witness name
Date

Signed for an on behalf of

Silver Spring Networks, Inc.

by its authorised representative:

Signature:	/s/ James P. Burns
Print name:	James P. Burns
Position:	Chief Financial Officer
Date:	April 7, 2015

In the presence of

Witness signature
Witness name
Date

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MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Schedule: Contract Details

Name, ABN and address of supplier (clause 1.1)	Silver Spring Networks Inc. 555 Broadway Redwood City, California 94063
Commencement Date(clause 2)
Standard rates (clauses 4.1 and 4.2)

Volume Charges for Products and Software:

The following unit Charges will apply for Products and Software (based on the Supplier's catalogue numbers and standard product descriptions) that AusNet Services may, at its discretion, following the expiry of the Project Agreement formed under Statement of Work 01 (or prior to such expiry if agreed between the Parties) order from time to time over the term of this MPA.

Products	Catalogue Number	Volume Low	Volume High	Unit Charge (USD)
Communications Module (HAN, 8MB, 300kbps)	***	***	***	***
Communications Module (HAN, 8MB, 300kbps)	***	***	***	***
Micro AP (HAN, 16MB, 300kbps)	***	***	***	***
Micro AP (HAN, 16MB, 300kbps)	***	***	***	***
Antenna, Communications Module	***	***		***
Antenna, Micro AP	***	***		***
Access Point 4.5, Cellular, Telstra	***	***		***
Antenna, Cellular AP 4.5	***	***		***
Relay 4.5 (Australia)	***	***		***
Cable, AP and Relay 4.5, 3-Pin Power, R/A, 20FT	***	***		***
Battery Backup assembly, 8AH	***	***		***
Cable, Backup Battery, 27IN	***	***		***
Antenna, Transamerica	***	***		***
Mounting Kit, Horizontal Pole, Metric	***	***		***
Field Service Unit, 4.0 (Australia)	***	***		***
Software	Catalogue Number	Volume Low	Volume High	Unit Charge (USD)
UIQ Production Environment (per AMI Meter)	***	***		***
UIQ Pre-Production Environment (per AMI Meter)	***	***		***
HCM Production Environment (per AMI Meter)	***	***		***
HCM Pre-Production Environment (per AMI Meter)	***	***		***
SensorIQ Production Environment (per AMI Meter)	***	***		***
SensorIQ Pre-Production Environment (per AMI Meter)	***	***		***
Lua Scripting Platform (per AMI Meter)	***	***		***
Managed Services (monthly per AMI Meter)	***	***		***
SaaS *** (monthly)	***	***		***
SaaS Integration Test Environment (monthly)	***	***		***

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Notes:
1. ***.
2. ***.
3. ***.
4. ***.
5. ***.
6. ***.
7. ***.
8. ***.
9. ***.
10. ***.
11. ***.
12. ***.
13. ***.
14. ***.

Addresses for invoices (clause 6.2)	AusNet Electricity Services Pty Ltd Att: Accounts Payable PO Box 340 South Melbourne VIC 3205 OR Email: ***
Addresses for service of notices (clause 48.3)

AusNet Electricity Services Pty Ltd

Att: ICT Commercial Manager

Locked Bag 14051

Melbourne City Mail Centre  Victoria  8001

Copy to:

General Counsel

AusNet Services

Locked Bag 14051

Melbourne City Mail Centre   Victoria   8001

Supplier:

Att: CEO and General Counsel

Silver Spring Networks, Inc.

555 Broadway Street

Redwood City, CA 94063 U.S.A.

*** Amendments

The following clauses apply to the Master Procurement Agreement between the Supplier and AusNet Services, and over-ride the provisions in the Master Procurement Agreement to the extent of any inconsistency:

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MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 1 (clause 2.1)

The following additional definitions are inserted:

Embedded Software means software programs and tools proprietary to a third party that is embedded in Deliverables or Products.  Any software provided by the Supplier under a Project Agreement, that is proprietary to a third party and which is not specifically identified as Third Party Software, is deemed to be Embedded Software.

Equipment means the Supplier's proprietary hardware and related accessories being supplied under a Project Agreement, as more fully described in the applicable Project Agreement.

Firmware means the object code version of Supplier's proprietary software that is embedded in Equipment.

*** means the Supplier has delayed in achieving, or failed to deliver or meet, *** to which *** apply in *** and which has not been extended or suspended under:

(a) clause ***

(b) clause ***

(c) a Change Request agreed pursuant to clause ***, including under clause ***or

(d) clause ***

entitling AusNet Services to *** in accordance with clause ***).”

The definition of Defect is deleted and replaced with the following:

"Contract Material means material (including but not limited to documentation, software, configurations and coding) specifically created for AusNet Services by or on behalf of the Supplier under a Project Agreement that is specific to AusNet Services operations (excluding Pre-Existing Material), including but not limited to:

(i)     AusNet Services’ network designs and network design documentation and materials;

(ii)    installation drawings for AusNet Services’ network;

(iii)   interfaces to AusNet Services’ back-end software, if not standard;

(iv)   AusNet Services’ user manuals and guides;

(v)    AusNet Services’ analyses and reports; and

(vi)   any other item designated by the Parties in a Statement of Work as Contract Material.

Defect means:

(a)   ***in a Deliverable;

(b)   ***a Deliverable ***the Project Agreement ***Documentation for that Deliverable;

(c)   ***Deliverable***Project Agreement or Documentation for that Deliverable; or

***of a Deliverable."

The definition of Intellectual Property Rights is deleted and replaced with the following:

Intellectual Property Rights means all present and future intellectual property rights, whether such rights are conferred by statute, common law or equity, in relation to any copyright, trade marks, designs, in relation to patents: the United States, Canada, Australia, New Zealand, the Philippines, India and *** (such consent not to be unreasonably withheld), circuit layouts, business and domain names, inventions and other results of intellectual activity in the industrial, commercial, scientific, literary or artistic fields, whether or not registrable, registered or patentable.  These rights include:

(a)    all rights in all applications to register these rights; and

(b)    all renewals and extensions of these rights.

Products means any Equipment, hardware, products or other Material to be supplied by the Supplier under the terms of a Project Agreement, excluding Software, Third Party Software and third party hardware provided by the Supplier that is subject to the terms and conditions of the third party supplier’s terms, including in respect of any warranties and indemnifications.”

The following is added at the end of the definition for Related Bodies Corporate:

“with respect to Supplier, any entity (i) of which a Party owns more than 50% of the entity; (ii) over which a Party exercises management control; or (iii) which is under the common control with a Party.”

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*** Amendment 2 (clause 2.2)

Clauses 2.2(k) and (l) are deleted and replaced with the following:

“(k) a rule of construction does not apply to the disadvantage of a Party because the Party was responsible for the preparation of this Agreement or any part of it;

(l) if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day; and”

A new clause 2.2(m) is inserted as follows:

“(m) despite anything to the contrary in the MPA or a Project Agreement, wherever a Party has an obligation to indemnify the other Party in respect of legal or attorney's fees or costs under a Project Agreement, that obligation will be deemed to be an obligation to indemnify the other Party in respect of such legal or attorney's fees or costs on a party/party basis.”

*** Amendment 3 (clause 4.2)

Clause 4.2 is deleted and replaced with the following:

“4.2 No Additional Costs

Except to the extent otherwise provided in the Project Agreement, and in particular, subject to clause 5 (GST), the Charges will be the total charges payable by AusNet Services for the project.  If, during the term of the Project Agreement, any new tax or governmental levy is introduced, or there is an increase in existing taxes or governmental levies (other than those imposed on the Supplier’s income), any resulting increase in the Charges will be agreed in accordance with the procedure in clause 46 (Variations and Change Control). Notwithstanding the foregoing, any increase or decrease in GST shall be passed on to AusNet and not be subject to the procedure set forth in clause 46.”

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*** Amendment 4 (clause 7.1)

Clause 7.1 is deleted and replaced with the following, and a new clause 7.1A is inserted, as follows :

“7.1 General Responsibilities

Without limiting any other clause of this Agreement or any Project Agreement:

a)    subject to clause 7.1A, the Deliverables and Services will comply with (and/or perform in accordance with):

i.    the Project Agreement (including but not limited to the Specifications);

ii.    all Relevant Obligations notified to the Supplier from time to time***

iii.    AusNet Services' reasonable directions; and

iv.    all the other requirements of the Project Agreement;

b)   the Supplier Personnel and all third parties engaged by the Supplier in connection with any Project Agreement will comply with the Supplier's obligations under that agreement; and

c)   the Supplier must:

i.    use its reasonable endeavours to minimise the effect of any deficiencies or delays on the delivery of Deliverables or performance of the Services (including by reassigning resources to other work or providing a work-around where reasonably possible);

ii.   comply with relevant AusNet Services' Policies, and in particular the health, safety and environment policies and information security policies and procedures of AusNet Services as may be amended from time to time;

iii.  act at all times with the level of care, skill, competence, diligence and judgment which may be expected of a professional organisation experienced in providing deliverables and services of the type and complexity of the Deliverables and Services;

iv.  act at all times in a professional and ethical manner;

v.    not provide the Deliverables or perform the Services in a manner which causes AusNet Services (or any AusNet Services' Related Bodies Corporate) to breach any Relevant Obligation;

vi.  work with AusNet Services in an efficient and co-ordinated manner and not cause unnecessary detriment, inconvenience or damage to AusNet Services or third parties;

vii. unless expressly stated otherwise and subject to AusNet Services' obligation to provide the AusNet Services Inputs, provide all necessary equipment (including the certification of equipment where required) to perform the Services and to deliver the Deliverables;

viii. unless expressly stated otherwise, provide its own tools of trade (including all equipment, software and other business tools) to perform the Services and deliver the Deliverables;

ix.   to the extent that the Supplier uses any plant or equipment which is owned by AusNet Services or its Related Bodies Corporate, repair and replace any such plant or equipment which is damaged or destroyed by the Supplier; and

x.   do nothing that is prejudicial to the goodwill, commercial reputation or overall public image of AusNet Services and its Related Bodies Corporate.

7.1A Compliance Relief

Clause 7.1(a) does not apply to the extent that a non-compliance is caused by:

(a)***that was made without the Supplier’s knowledge or consent, or was not approved by the Supplier;

(b)***by AusNet Services’ or any third party (other than the Supplier's contractor's);

(c)***that the Supplier has not provided to AusNet Services or approved in writing;

(d)***other than in accordance with its published specifications or documentation;

(e)***by AusNet Services or a contractor to AusNet Services;

(f)***agreed by the Parties or determined by an independent third party to originate outside (and is not caused by) the Products;

(g) a Force Majeure Event;

(h)***supplied by AusNet Services or a third party; or***

(i)***

The compliance relief set out in this clause 7.1A will only apply for the duration of the consequences of the relevant event.”

Commercial in Confidence	Page 52 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 5 (clause 9.3)

Clause 9.3 is deleted and replaced with the following:

“9.3 Access to Systems

Where the Supplier accesses AusNet Services Systems, the Supplier will comply with all information technology security policies made available to the Supplier by AusNet Services, and directions as may be given by AusNet Services, from time to time regarding any aspect of security.”

*** Amendment 6 (clause 11.1)

Clause 11.1 is deleted and replaced with the following:

“11.1 Data conversion and/or Migration

AusNet Services Systems contain a large amount of AusNet Services data which is critical to AusNet Services.  Subject to clause 11.2 (AusNet Services Data Backup Obligations), where the Services involve any data conversion or migration, the Supplier will use reasonable endeavours to prevent any:

a)    data loss;

b)    data corruption; or

c)    any reduction in the accessibility or useability of the data,

***

*** Amendment 7 (clause 16) Insert the following words to the beginning of clause 16: “Except where specified to the contrary in the Project Agreement:”

*** Amendment 8 (clause 20.3)

Clause 20.3 is deleted and replaced with the following:

“20.3 Supplier Delays

(a) If the Supplier fails to deliver all or any of the Deliverables due by the relevant Delivery Date, due date or Milestone for any reason other than an AusNet Services Delay or a Force Majeure Event, the Supplier will immediately and at no additional cost to AusNet Services, commit such additional resources (including suitably qualified and experienced personnel) as are required in order to:

i.    accelerate work to ensure completion and the delivery of the late Deliverables and Services as soon as reasonably possible (and in any event on or before the Delivery Date for any subsequent Deliverable); and

minimise the impact of the delay on the Project Schedule.

*** Amendment 9 (clause 22.2)

Clause 22.2 is deleted and replaced with the following:

“Clause 22.2 Integration Disputes

a)    The Supplier must act in good faith in its dealings with AusNet Services’ other providers and take reasonable steps to prevent or quickly resolve and mitigate the impact to AusNet Services of any dispute or potential dispute with those providers (Supplier Dispute).

***

Commercial in Confidence	Page 53 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 10 (new clause 27.1(c) and (d))

A new clause 27.1(c) and (d) are inserted as follows:

“(c) Where AusNet Services engages a third party to perform an audit pursuant to this clause 27 (which shall be required where the auditor will have access to information for another Supplier customer, such third party auditor will be required to enter into a confidentiality agreement with the Supplier containing provisions equivalent to the confidentiality provisions in this Agreement.

(d) If AusNet Services considers that its proposed third party auditor is a competitor of the Supplier, AusNet Services will notify the Supplier and seek the Supplier's consent before engaging the third party auditor (such consent not to be unreasonably withheld).”

*** Amendment 11 (clause 28.2)

Clause 28.2 is deleted and replaced with the following:

“28.2 Rights to Pre-Existing Material

a)    Nothing in this Agreement or in any Project Agreement will affect ownership of rights in AusNet Services Material.  AusNet Services grants the Supplier an irrevocable, perpetual, non-exclusive, royalty free licence to use, reproduce, modify (but not to sub-licence) any AusNet Services Material provided to the Supplier, solely for the purposes of performing its obligations under a Project Agreement.

b)    Nothing in this Agreement or in any Project Agreement will affect ownership of Supplier or third party rights in Pre-Existing Material.

c)    Where Pre-Existing Material (excluding Software) is incorporated into a Documentary Deliverable, the Supplier grants to AusNet Services or will procure for AusNet Services a non-exclusive, irrevocable, perpetual, royalty-free, world-wide licence to use, reproduce, adapt, modify, and maintain Pre-Existing Material as part of the Documentary Deliverable, solely for the business purposes of each AusNet Services Entity.

d)    Where use of Pre-Existing Material (excluding Software) is reasonably necessary in order for an AusNet Services Entity to obtain or make full use of any Documentary Deliverable or Service, Supplier grants to AusNet Services, or will procure an irrevocable, non-exclusive, perpetual, royalty-free, world-wide licence, to use, reproduce, adapt, modify, and maintain Pre-Existing Material solely as necessary for AusNet Services to obtain and make use of the Documentary Deliverable or Service for the business purposes of each AusNet Services Entity.

e)    AusNet Services can, where necessary, provide copies of the Pre-Existing Material incorporated into a Documentary Deliverable to such of its contractors and sub-contractors as are engaged in the provision of AMI Solution in the AusNet Services territory solely for the purpose of providing such AMI Solution to AusNet Services Entities.

Nothing in clause 28.1(c) or clause 28.1(d) is intended to give AusNet Services or any Related Body Corporate the right to sell or otherwise exploit Pre-Existing Material.”

*** Amendment 12 (new clause 28.4A)

Insert a new clause as follows:

“The Parties acknowledge and agree that Deliverables or Products supplied by the Supplier pursuant to a Project Agreement may contain Embedded Software.  The Embedded Software will not be regarded as Third Party Software for the purposes of the Agreement, but is agreed to be Supplier Pre-Existing Material and will be warranted as such by the Supplier.

Commercial in Confidence	Page 54 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 13 (clause 28.1)

Clause 28.1(a) is deleted and replaced with the following:

“(a) Ownership of Intellectual Property Rights

Intellectual Property Rights in Contract Material will vest, effective on creation of the relevant Contract Material (IP Ownership), as follows:

Option A

AusNet Services owns all Intellectual Property Rights in Contract Material (excluding Software); and any modifications, or updates made to that Contract Material and grants to the Supplier an irrevocable, perpetual, non-exclusive, royalty free licence to use, reproduce, modify that Contract Material in the course of performing its obligations under a Project Agreement.”

Commercial in Confidence	Page 55 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 14 (clause 29)

Clauses 29.1 – 29.5 are deleted in their entirety and replaced with the following:

“A. INTELLECTUAL PROPERTY INDEMNITY

29.1 Warranty and Indemnity for Infringement

(a) ***

(b) Subject to this clause 29, the Supplier will fully indemnify AusNet Services and its Related Bodies Corporate against any loss, costs, expenses, demands or liability, directly arising out of a claim brought against AusNet Services or its Related Bodies Corporate that the Deliverables, Services and any Pre-Existing Material (and the use of the Deliverables, Services or Pre-Existing Material by any AusNet Services Entity in the manner licensed or otherwise contemplated in this Agreement) infringe a third party's Intellectual Property Rights (IP Claim).

29.2 Indemnity Offered Regardless of Institution of Proceedings

(a) Subject to clause 29.4, the indemnity referred to in clause 29.1 will be granted whether or not legal proceedings are instituted and, if such proceedings are instituted, irrespective of the means, manner or nature of any settlement, compromise or determination.

29.3 Notification of Infringement

(a) AusNet Services will notify the Supplier as soon as practicable of any IP Claim.

(b) The Supplier must, as soon as reasonably practicable, notify AusNet Services if it becomes aware of any potential infringement of any Intellectual Property Rights or breach of any trade secret or obligations of confidence relating to the Deliverables or the Services.

29.4 AusNet Services to Nominate Defence of Claim

(a) AusNet Services ***

(b) If AusNet Services ***Supplier***the Supplier must:

i.    ***AusNet Services ***

ii.   ***AusNet Services***AusNet Services' ***

iii.  ***

iv.  ***AusNet Services.

(c) If AusNet ***AusNet Services ***Supplier***

i.    ***Supplier ***AusNet Services ***

ii.   AusNet Services ***

iii.  ***

iv.  AusNet Services ***Supplier; and

v.   AusNet Services***the Supplier ***Supplier***

(d) Subject to clause 29.4(c)(iv), any decision by AusNet Services to***and AusNet Services ***Supplier***

29.5 AusNet Services to Assist in Supplier Defence

(a) ***AusNet Services ***the Supplier***AusNet Services ***by the Supplier and at the ***Supplier ***pursuant to clause 29.4.

(b) The Supplier ***AusNet Services ***pursuant to this clause 29.5 ***

A new clause 29.9 is inserted as follows:

“29.9 Clause 29 as Sole Remedy for ***The rights and remedies available to the Supplier under this clause 29 constitute the entire rights and remedies of the Supplier available to AusNet Services in relation to***

*** Amendment 15 (clause 29.7)

A new clause 29.7(c) and 29.7(d) are inserted as follows:

“(c) failure to use updated or modified Deliverables or Pre-Existing Materials provided by the Supplier, if the Supplier notified the Customer that the use of the updated or modified Product was necessary to avoid a claim of infringement, provided the Supplier pays all direct and unavoidable costs associated with implementing the replacement materials, and such replacement materials meet all requirements of this Agreement and the relevant Project Agreement; or

(d) use of the Deliverable or Pre-Existing Materials not in accordance with this Agreement.”

Commercial in Confidence	Page 56 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Commercial in Confidence	Page 57 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 16 (new clause 29A)

A new clause 29A is inserted after clause 29, as follows:

“29A Software Licence

(a) Any Third Party Software (excluding any Embedded Software) supplied to AusNet Services under a Project Agreement will be supplied or licensed to AusNet Services under the terms and conditions of the end user licence agreement between the licensor of the Third Party Software and AusNet Services. Software (including Embedded Software) supplied to AusNet Services under a Project Agreement will be licensed to AusNet Services under the terms of this Agreement and the applicable Project Agreement.

(b) Licence Grant.  Subject to AusNet Services payment of applicable Charges, Supplier hereby grants to AusNet Services and its Related Bodies Corporate, a non-exclusive, personal and non-transferable licence, without right to sublicence, to (i) install (except while the Software is made available to AusNet Services by Supplier through a SaaS offering), access, operate and use for the term purchased (as specified in an applicable Project Agreement) solely for its internal business purposes in Australia (except that AusNet Services will not be prevented from using an outsourced service provider outside Australia, where such service provider is reasonably approved in advance by Supplier in writing), the Software for which AusNet Services has paid all applicable fees, and (ii) use the Documentation provided with the Software. In respect of Software that is purchased under a perpetual licence, the licence is *** AusNet Services may make one (1) copy of the Software for archival and backup purposes and a reasonable number of copies of the Documentation at no additional cost, provided that such copies contain all copyright and intellectual property rights notices found on the original Software or Documentation. For purposes of this Agreement, “SaaS” means the services Supplier provides to AusNet Services where Supplier operates the Software on servers located at a Supplier data center.

(c)  Ownership and Intellectual Property Rights. No Intellectual Property Rights in the Software are assigned or transferred under this Agreement or any Project Agreement. All Software is Supplier’s valuable intellectual property and Supplier reserves all rights not expressly granted herein. AusNet Services may not:  ***to any third party; ***to,***by any third party (with the exception of the AusNet Services' service providers, including outsourced service providers and other Related Bodies Corporate, ***Software***without Supplier’s prior written consent***use the Software to provide***to third parties, or otherwise ***Software***or otherwise ***the Software to ***of the Software (except to the extent the foregoing restriction is expressly prohibited by applicable law or to the extent that the Supplier has***AusNet Services ***Supplier’***  Anyone authorized to access the Software under a Project Agreement may not remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any Software or Documentation. The Supplier database containing all content including users, messages and other data is the property of AusNet Services. A copy of the database or a Supplier import text file containing all the database information will be made available to AusNet Services upon request (including at or after the termination or expiration of this Agreement).

(d)    Disclaimer of Warranties. ******

(e)    Termination.  Unless the Supplier is providing a managed service or hybrid network-as-a-service under a Project Agreement (in which case the termination provisions of that Project Agreement apply), this Agreement will immediately and automatically terminate if (i) AusNet Services materially breaches either this clause 29A or any confidentiality obligations; or (ii) AusNet Services is subject to an Insolvency Event.  Upon any termination of this Agreement under this clause, all rights granted to AusNet Services under this clause 29A will immediately terminate, and AusNet Services must delete and/or destroy all Software and related documentation and any copies thereof. Upon any termination of a Project Agreement for AusNet Services' failure to pay the Charges applicable to a relevant item of Software, all rights granted to AusNet Services under this clause 29A in respect of that item of Software will immediately terminate, and AusNet Services must delete and/or destroy all copies of that item of Software and Documentation and any copies thereof. Supplier’s exercise of any termination right under this Agreement will not limit or prejudice any right of either party to recover damages or other rights or remedies.

(f) AusNet Services' Data.  The Supplier ***AusNet Services’ systems or on any system provided by the Supplier***to by the Supplier or by ***Subject to any provisions relating to confidentiality and privacy in this Agreement, AusNet Services hereby***during the term of this Agreement, for the sole purpose of providing any services to AusNet Services, to access and use any (a) ***AusNet Services makes available to the Supplier or is otherwise accessible to the Supplier in the course of the commercial relationship between the parties (provided, however, that AusNet Services will only make ***available or accessible to the Supplier if such disclosure is essential or relevant for the Supplier’s performance of Services under a Project Agreement), and (b) ***by the Supplier’s services under a Project Agreement and AusNet Services’ use of the Software ***AusNet Services represents and warrants that, to the best of its knowledge:***arising from ***that the Supplier's access or use of ***in accordance with this Agreement infringes the rights of any third party. For the purposes of this clause 29A***that identifies, relates or describes or is capable of being associated with a particular***of AusNet Services***that (i) AusNet Services provides to the Supplier; or (ii) is disclosed by AusNet Services to the Supplier***

(g) Indemnification procedure. If the Supplier wishes to claim under the indemnity contained in clause 29A(f), it will take reasonable, commercial steps to mitigate any losses suffered for which it is indemnified and will notify AusNet Services of the relevant third party claim.  The Supplier may choose at its sole and absolute discretion which Party will conduct and have control of the defence and settlement of the claim. If the Supplier:

(i) directs that AusNet Services will have conduct and control of the defence and settlement of the claim (at AusNet Services' expense), AusNet Services must:

i.consult with the Supplier in relation to that defence, or to negotiations for the settlement of the claim;

ii.not make any admission of liability on behalf of the Supplier without the Supplier's prior consent in writing, which will not be unreasonably withheld;

iii.promptly and diligently defend the claim; and

iv.not unnecessarily or unreasonably take any action or fail to take any action in that defence that would damage the reputation of the Supplier,

and the Supplier will, if requested by AusNet Services and at AusNet Services' expense, provide AusNet Services with reasonable assistance in conducting the defence of the claim.  AusNet Services will reimburse the Supplier for all reasonable costs and expenses directly and incurred pursuant to this clause within 10 Business Days of receipt of the Supplier's written demand;

i.     (ii) ***the Supplier ***AusNet Services***

ii.    AusNet Services will provide the Supplier with all ***

iii.   the Supplier will***

iv.   the***in ***does not apply;

v.    the Supplier will not ***AusNet Services; and

vi.   the Supplier will not ***AusNet Services ***AusNet Services' ***

Subject to clause 29A(g)(ii)(iv), any decision by the Supplier to conduct the defence and/or settlement of an claim will not act as a waiver of any of its contractual rights under the Agreement or its rights at law, and the Supplier will not be prevented from exercising its rights at law (against AusNet Services or otherwise) in respect of the claim.

(h)  Audit and Inspection Rights.  Promptly, upon at least thirty (30) days’ prior written notice, not more frequently than once annually and only during normal business hours at a mutually agreeable location, Supplier may audit the relevant records of AusNet Services to: (i) verify that the Software is being licensed properly by Supplier’s reseller, (ii) verify that the Software is being used pursuant to clause 29A of this Agreement, and (iii) confirm the number, identification, type and location of devices that are being actively managed at any one time by AusNet Services’ use of the Software. Promptly, upon at least *** prior written notice, not more frequently than once annually and only during normal business hours at a mutually agreeable location, Supplier may inspect AusNet Services' facilities and records to ensure compliance with the terms of Supplier’s agreement with its reseller and this Agreement, as applicable. All amounts found to be owed further to an audit or inspection conducted pursuant to this Section 8 shall be payable within thirty (30) days after date of Supplier’s invoice.  If the deficiency in fees or other amounts owed or reimbursable during the audited period is greater than five percent (5%) of the total amounts payable, the AusNet Services shall reimburse Supplier for the reasonable cost of the audit, in addition to the amounts owed.

(i) Warranties relating to Software. Software updates and new releases are provided as part of Software support and maintenance Services and, to the extent that AusNet Services acquires such Services from the Supplier, are subject to the***.

Commercial in Confidence	Page 58 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Commercial in Confidence	Page 59 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 17 (clause 30)

The escrow agreement contained in Annexure 17 of Statement of Work 01 (Endorsed Escrow Agreement) is approved by AusNet Services for the purposes of clause 30.2 and, unless otherwise agreed in writing by the parties, will apply to all Project Agreements issued under this Agreement, on the amended terms specified in this clause 30.

Insert new clauses as follows:

“30.2 Escrow Registration Agreement

The Parties will enter into a registration agreement pursuant to the Endorsed Escrow Agreement within 30 days of the date of execution of this Project Agreement and the Supplier will provide the registration agreement to the Escrow Agent.  The Parties agree that clauses 30.3 - 30.7 below supplement and amend, as applicable, the Endorsed Escrow Agreement. The

Supplier will pay all escrow fees.

30.3 Escrow Verification Rights

Notwithstanding anything in the ***Escrow***AusNet Services shall have the right***Escrow***at any time by providing the Supplier with at ***written notice.  ***will occur at Escrow Agent’s ***AusNet Services or its agent on behalf of AusNet Services***AusNet Services***shall only be conducted for the purpose***Supplier***Agreement.

30.4 Escrow Escalation

In the event of a dispute regarding whether a release condition has been met and Escrow Materials should be released, the provisions of clauses 47.1 and 47.2 (a) – (c) of the Master Procurement Agreement shall govern.  If the Parties are unable to reach resolution in accordance with those provisions, AusNet Services shall be entitled to the release of the Escrow Materials; provided, however, that Supplier shall be entitled to seek a determination in an appropriate court on whether such release was appropriate.  If such adjudication is reached in favour of Supplier, AusNet Services shall immediately return the Escrow Materials to Supplier and reimburse Supplier for all of its reasonable costs associated the release of the Escrow Materials and any efforts made to obtain a return of the Escrow Materials.

30.5 Release of Escrow Materials

In addition to the rights set out in the Endorsed Escrow Agreement and provided that AusNet Services is not in material breach of this Agreement, AusNet Services shall have the right to obtain from the Escrow Agent one copy of the Escrow Materials, under the following conditions upon AusNet Services’ written request:

(a) Supplier becomes subject to any form of insolvency administration;

(b) AusNet Services determines in good faith that Supplier has either

i.    announced its cessation of Software support services for a Software version which AusNet Services is entitled to use;

ii.   ***

iii.  ***

(c) any other circumstance agreed by the Parties.

30.6 Treatment of Source Code upon Release from Escrow

Modification.  If AusNet Services becomes entitled to a release of the Source Code from escrow, AusNet Services may thereafter correct, modify, update and enhance the Software for the sole purpose of providing itself the Software support services to which it was entitled under this Agreement (the Purpose), subject to the restrictions of the Software license granted to AusNet Services under this Agreement.  Supplier shall own all derivative works created by or for AusNet Services under this provision.  Such derivative works shall be licensed exclusively to AusNet Services under the terms of this Agreement at no additional charge. For avoidance of doubt, under this clause, AusNet Services shall not have the right to develop new instances of the Software for any purpose without the payment of reasonable additional license Charges to Supplier.  AusNet Services hereby assigns to Supplier all copyrights in such derivative works.  AusNet Services shall execute such documents and take such steps as Supplier reasonably requests to perfect Supplier’s ownership of the Intellectual Property Rights in such derivative works, and ensure that no persons will develop derivative works without first assigning to AusNet Services the copyright, and waiving their moral rights, in such derivative works.

Confidentiality.  AusNet Services shall keep the Source Code confidential, shall store it only at the AusNet Services facility, and shall use it solely for the Purpose specified in the

Endorsed Escrow Agreement, this Agreement or the Project Agreement.  AusNet Services shall restrict access to the Source Code to those employees and independent contractors of AusNet Services who have agreed in writing to be bound by confidentiality and use obligations consistent with those specified this Agreement, and who have a need to access the Source Code on behalf of AusNet Services to carry out their duties for such purpose.  Promptly upon Supplier’s request, AusNet Services shall provide Supplier with the names and contact information of all individuals who have accessed the Source Code, and shall take all reasonable actions required to recover any Source Code in the event of loss or misappropriation, or to otherwise prevent their unauthorized disclosure or use.

30.7 Escrow Materials Supplier will deposit the following Escrow Material into escrow in accordance with the Endorsed Escrow Agreement:
Item	Description
1.	Source code for all Software and Firmware
2.	Any Supplier developed tools required to compile or test any Software or Firmware
3.	Installation guides, user guides and Release Notes
4.	***
5.	***
6.	***
7.	***

30.8 Licensor’s Duties and Warranties:

Clause 3.1.1 is deleted in its entirety and replaced with the following:

“3.1.1 deliver a copy of the Escrow Material and the Equipment Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement.”

A new Section 3.1.2A is inserted as follows:

“3.1.2 deliver an update or replacement copy of the Equipment Escrow Material to NCC Group within 30 days of a material update or modification to the Equipment Escrow Material.”

30.8 Definitions

The definition of Escrow Materials is deleted in its entirety and replaced with the following:

““Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof), and the Equipment Escrow Material, as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.”

The following new definition is inserted:

““Equipment Escrow Material” means ***.”

All other capitalised terms in this clause 30, not defined in this Agreement shall have the meaning provided in the Endorsed Escrow Agreement.”

Commercial in Confidence	Page 60 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 18 (clause 31)

Clause 31(d)(ii) is deleted and replaced with the following:

“(ii) to the extent it has the necessary access to AusNet Services' Systems, take all necessary remedial action to eliminate Harmful Code introduced into AusNet Services Systems by the

Supplier and prevent re-occurrence during the term of the Project Agreement and rectify any consequences (to the extent they are capable of rectification).”

*** Amendment 19 (clause 32.2)

Clause 32.2 is deleted and replaced with the following:

“32.2 Permissible Disclosure

A Party will not be in breach of clause 32.1 (Confidentiality Obligations) in circumstances where disclosure is required by law or the rules of any stock exchange on which an entity is listed.  Prior to making such disclosure, the Party compelled to disclose the other Party's Confidential Information will provide the disclosing Party with reasonable written notice prior to any such disclosure and assist with seeking an order protecting the Confidential Information from disclosure.  To the extent that a Party seeks to avoid disclosure via court or tribunal proceedings, the Party that seeks to avoid the disclosure of Confidential Information will have primary responsibility to make and pay for the cost (including legal costs) of the application and order.”

*** Amendment 20 (clause 34.1)

Clause 34.1(a)(iv) is deleted and replaced with the following:

“(iv) no litigation, arbitration, mediation, conciliation or administrative proceedings are taking place, to the best of the parties' knowledge are pending or threatened, which, if adversely decided, could have a material adverse effect on its ability to perform its obligations under this Agreement or a Project Agreement.”

*** Amendment 21 (clause 34.2)

Clause 34.2(a) is deleted and replaced with the following:

"(a) subject to clause 29A(i), the Deliverables will:

i.    ***during the applicable***

ii.   ***at the time of delivery;

iii.  at all times during the applicable ***comply with and will perform in accordance with the applicable ***

iv.  not contain any ***at the time of delivery; and

v.   in the case of Products:

(A)  ***and

(B)  ***

Clause 34.2(d) is deleted and replaced with the following:

“(d) ***;”

*** Amendment 22 (clause 34.5)

Insert a new clause 34.5A as follows:

“34.5A The remedies set out in clause 34.5, together with any additional remedies set out in a Project Agreement, will be AusNet Services’ ***This clause 34.5A ***

Commercial in Confidence	Page 61 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 23 (clause 34.6)

Clause 34.6(a) and (b) are deleted and replaced with the following:

“34.6 Warranty Period for Repaired or Substituted Deliverables

Where any Deliverable is repaired or substituted in accordance with clause 34.2 (Rectification of Defects within Warranty Period), and unless specified otherwise in a Project Agreement,

the Warranty Period applicable to the repaired or replaced Deliverable will be ***

*** Amendment 24 (new clause 34.8)

“The warranties in clause 34.2(a) and the Supplier's obligations in clause 34.5 do not apply to the extent that a non-compliance or Defect is caused by:

(a) ***that was made without the Supplier’s knowledge or consent, or was not approved by the Supplier;

(b) ***by AusNet Services’ or any third party (other than the Supplier's contractor's);

(c) ***that the Supplier has not provided to AusNet Services or approved in writing;

(d) ***other than in accordance with its published specifications or documentation;

(e) ***by AusNet Services or a contractor to AusNet Services;

(f) ***agreed by the Parties or determined by an independent third party to originate outside (and is not caused by) the Products;

(g) a Force Majeure Event;

(h) ***supplied by AusNet Services or a third party; or

(i) ***Deliverables damaged by the causes described in (a) – (i) above will be***agreed between AusNet Services and the Supplier.

The warranty relief set out in this clause 34.8 will only apply for the duration of the consequences of the relevant event.”

*** Amendment 25 (clause 35.1)

Clause 35.1 is deleted and replaced with the following:

“35.1 Supplier’s Indemnities

The Supplier releases and indemnifies AusNet Services and its Related Bodies Corporate, their employees and agents against all ***incurred or suffered by AusNet Services or its Related Bodies Corporate arising out of(

a) ***Supplier, Supplier Personnel***the Supplier is

(b) ***AusNet Services ***Supplier ***;

(c) ***Supplier; or

(d) *** a third party *** of the Supplier; or

(e) ***

except to the extent that the ***AusNet Services, its Related Bodies Corporate or their Personnel.”

*** Amendment 26 (new clause 35.1A)

“35.1A AusNet Services Indemnity

AusNet Services releases and indemnifies the Supplier and its Related Bodies Corporate, their employees and agents against ***incurred or suffered by the Supplier or its Related Bodies Corporate arising out of ***except to the extent that the ***of the Supplier or its Related Bodies Corporate or their Personnel.”

Commercial in Confidence	Page 62 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 27 (clause 35.3) Insert a new clause 35.3A as follows: “***.”

*** Amendment 28 (new clause 35.6)

“35.6 Obligation to mitigate

Each Party will take reasonable, commercial steps to mitigate any losses that may be the subject of a claim against the other Party under this Agreement or otherwise at law in relation to the Products or Services.”

*** Amendment 29 (new clause 36.1)

Clause 36.1(c) is deleted and replaced with the following:

“(c) professional indemnity insurance with a minimum cover of $*** per claim, for the duration of the Term and thereafter for a period of *** years.

The Parties acknowledge and agree that the requirement to hold insurance does not in any way limit the Supplier's liability under this Agreement.”

*** Amendment 30 (clause 36.3) Clause 36.3(a) is deleted and replaced with the following: “(a) ***

*** Amendment 31 (clause 37 Liquidated Damages)

Clause 37 is deleted and replaced with the following:

“37.1 Application of Liquidated Damages

(a) Where specified in a Project Agreement, but subject always to clause 35.3 (Limitation on Liability), AusNet Services may claim Liquidated Damages from the Supplier in respect of a Liquidated Damages Event by providing written notice to the Supplier pursuant to clause 37.1(c).

(b) If the Supplier, acting reasonably, rejects AusNet Services’ claim to Liquidated Damages it must notify AusNet Services in writing within f*** of receiving a notice under clause 37.1(a), and any dispute will be resolved in accordance with clause 47 (Disputes).

(c) In the absence of a rejection notice under clause 37.1(b), AusNet Services may recover the relevant amount of Liquidated Damages by:

i.   on written notice to the Supplier***

ii.   ***which will be payable by the Supplier ***

(d) If:

i.   pursuant to clause 37.1(c)(i), AusNet Services is unable to***

ii.  AusNet Services has issued an invoice under clause 37.1(c)(ii), and the Supplier has not ***AusNet Services is entitled to ***

(e) The Supplier acknowledges and agrees that Liquidated Damages represent a genuine pre-estimate of AusNet Services’ expected loss for the Supplier’s failure or delay in providing the Deliverables or Services by their due date.

37.2    ***

(a) ***(b) ***

Commercial in Confidence	Page 63 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 32 (clause 38.1)

Clause 38.1(a)(i) is deleted and replaced with the following:

"(i) is in material breach and such breach is not remedied within *** of written notice by the first-mentioned Party (or any longer period agreed by the Parties taking into account the nature of the breach and the length of time reasonably required to remedy); or"

Clause 38.1(a)(ii) is deleted and replaced with the following:

“(ii)    in the case of the Supplier, and unless specified to the contrary in a Project Agreement***

(iii)    for any other reason agreed between the Parties in a Project Agreement."

*** Amendment 33 (clause 44)

Clause 44(b) is deleted and replaced with the following:

“(b) For the purposes of clause 44(a), agreements, acknowledgements, undertakings, indemnities, representations and warranties in this Agreement and any Project Agreement:

i.    may be enforced by AusNet Services for itself; and

are held by AusNet Services on trust for the benefit of each of its Related Bodies Corporate.  If a Related Body Corporate wishes to exercise a right of action or claim against the Supplier, AusNet Services will ensure that the Related Body Corporate assigns its rights to do so to AusNet Services and AusNet Services will exercise the right of action or claim against the Supplier.”

*** Amendment 34 (clause 48)

Delete clause 48.1(c)(ii).

Delete clause 48.2(a).

Clause 48.1(c)(iii) is deleted and replaced with the following:

“(iii) sent in electronic form (such as email), with a confirmation copy sent by pre-paid mail "

In clause 48.4, the reference to “fax” is hereby replaced by the words “express courier”.

*** Amendment 35 (clause 49.11)

Clause 49.11(b) is deleted and replaced with the following:

“(b) The Supplier acknowledges that AusNet Services relies on the Supplier's experience and expertise and enters into each Project Agreement based on the representations made by the Supplier in writing during the pre-sale tender and/or negotiation process.  The Supplier will be bound by all written representations made regarding the Products and/or Services prior to the signing of the relevant Project Agreement unless those representations have been superseded by a fundamental change in the requirements for the project or have been expressly and specifically identified and disclaimed in the Project Agreement.”

*** Amendment 36 (new clause 49.14)

A new clause 49.12 is inserted as follows:

“49.14 Requirement to act reasonably and in good faith

Except where specifically stated otherwise, both Parties will act reasonably and in good faith when exercising any rights or performing any obligations under this Agreement or a Project Agreement.”

Commercial in Confidence	Page 64 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

*** Amendment 37 (new clause 49.15)

A new clause 49.15 is inserted as follows:

"***(a) The Supplier will provide an ***in the form required by a Project Agreement and for the ***specified in the Project Agreement.

(b) Subject to clause 37.1(d), AusNet Services will be entitled to ***by providing the Supplier with ***in writing to the Supplier of its intention to do so.

(c) AusNet Services will release the***of the earlier of:

i.    ***

***

Commercial in Confidence	Page 65 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Attachment One: Pro Forma Statement Of Work

STATEMENT OF WORK [n]

PROJECT:  [TBA]

SUPPLIER: [TBA]

This Statement of Work is made pursuant to, and forms part of, the Master Procurement Agreement between AusNet Electricity Services Pty Ltd and Supplier dated……………

Items marked with an asterisk (*) must be completed.

[Append additional material as required]

Commencement Date *
Primary Contact (AusNet Services)
AusNet Services Signing Authority This is the person with DFA.
Primary Contact ( Supplier)
Related Project Agreement/s* Specify other Statements of Work (identified by number) which are related to this project)
Services*

Solution

Describe the overall solution being provided by the Supplier.  Where the Supplier is acting as master integrator, the description should include the entire solution, including those components being delivered by third parties not directly contracted to the Supplier.

Deliverables*	including the Products
Products Where relevant, specify hardware or other components being supplied by the Supplier
Charges* (delete whichever is not applicable) ☐ Fixed Price ☐ Time & Materials (capped at X) Also specify any expenses that may be legitimately claimed by the Supplier.

Commercial in Confidence	Page 66 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Payment Schedule*

Specify the basis upon which payments are to be made.  Where payments are due on milestones, the relevant milestones should be specified. If the engagement is T&M, this section should specify how Charges will be invoiced (e.g., monthly in arrears).

Specifications* Insert or annexe detailed specifications. Specifications must include any relevant AusNet Services Systems with which the solution/deliverables must be compatible.
Relevant Obligations
AusNet Services Policies Identify relevant policies which are relevant to the Services and with which the Supplier must comply.
Key Personnel Specify any Key Personnel under clause 17.1
Documentation to be supplied
AusNet Services Inputs Specify all hardware, equipment or other inputs to be provided by AusNet Services.
Acceptance Criteria
Acceptance Tests Specify all detail for acceptance testing. If the Supplier will conduct any aspect of acceptance testing this must be specified.
Project Schedule* Insert a detailed project plan specifying when deliverables are due, time-frames for acceptance testing and AusNet Services Inputs.

Project Management Tools (clause 10)

Specify the project management tools to be utilised by the Supplier in the course of the services.  If the Supplier’s own PM tools are to be used, this section must specify the access to be provided to AusNet Services to those tools.

IP Ownership Specify relevant IP Ownership Option (A, B, C or D) pursuant to clause 28.1 – IP Ownership
Financial Undertaking	[insert amount of percentage of Financial Undertaking]

Commercial in Confidence	Page 67 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

SPECIAL CONDITIONS
Equipment Supplied (clause 2.1)
Limitation on Liability (if different to clause 0)

Liquidated Damages (clause 37)

Specify the formula to be used to calculate Liquidated Damages payable for a delay by the Supplier in meeting obligations.  Liquidated Damages must represent a genuine pre-estimate of losses to be suffered.

[example $X per day]
***	Yes/No
***
Termination Costs (if different to clause 38.4(b) – Termination for Convenience):
Additional Warranties:
Warranty Period (if different to clause 2.1):
Reporting (specify frequency of reporting if different to clause 8.2 – Incident Reporting)

This Statement of Work, together with the terms and conditions constitutes a Project Agreement under the MPA.

Commercial in Confidence	Page 68 of 69

MPA between AusNet Electricity Services Pty Ltd and Silver Spring Networks, Inc.

Executed as an Agreement.

Signed for an on behalf of

AusNet Electricity Services Pty Ltd

by its authorised representative:

Signature:
Print name:
Position:
Date:

Signed for an on behalf of

Silver Springs Networks, Inc.

by its authorised representative:

Signature:
Print name:
Position:
Date:

[Note – do not sign here when executing the Master Procurement Agreement, as this is the pro forma Statement of Work only . This note does not form part of the pro forma Statement of Work.]

Commercial in Confidence	Page 69 of 69

STATEMENT OF WORK 01

PROJECT: AMI Remedial Delivery Phase

SUPPLIER: Silver Spring Networks, Inc.

This Statement of Work is made pursuant to, and forms part of, the Master Procurement Agreement (MPA) between AusNet Electricity Services Pty Ltd and Supplier dated 10 April 2015 Capitalised terms that are used in this Statement of Work but not defined will have the meanings given to those terms in Annexure 23 – Glossary of Terms.

Commencement Date	10 April 2015
Term

The Term of this Project Agreement commences on the Commencement Date and continues until the date when all Milestones in Annexure 3 – Project Plan have been completed, provided that, and without limiting clause 49.3 (Survival of Covenants) of the MPA, the terms of this Project Agreement will continue to apply in respect of:

(a)   Annexure 24 –Warranty, from the date when the term of the first warranty provided under that Annexure commences until the date when the term of the last warranty provided in that Annexure to expire has expired;

(b)   Annexure 25 – Software Maintenance and Support, from the date of commencement of Software Support and Maintenance Services specified in that Annexure until the date when the period for which AusNet Services or, if applicable, in accordance with Annexure 15 –Transition, a New Supplier, ceases to be entitled to the Software Support and Maintenance Services provided under that Annexure;

(c)   Annexure 15 – Transition, from the date specified in the Project Agreement until the date when the Parties have performed all of their respective obligations under that Annexure;

(d)   Annexure 28 – Managed Service *** – from the date of commencement of the Services specified in that Annexure until the date when AusNet Services ceases to be entitled to the Services provided under that Annexure; and

(e)   Section 5.9 (Micro AP Next Generation Meter Integration Option) of Annexure 02 – Scope of Work for Delivery, from the date when the Supplier has received a written notice pursuant to Section 5.9 of Annexure 02 – Scope of Work for Delivery until the date that is 12 months after the date of such written notice AusNet Serivces Input CI-40 (Micro AP Next Generation Meter Integration Option notification) being received.

Nothing in this clause impacts upon the duration or enforceability of any escrow arrangement that applies to Escrow Materials licensed or supplied under this Project Agreement in accordance with clause 30 of the MPA, which will continue in effect in accordance with, and be governed by, its own terms.

Primary Contact (AusNet Services)	***– AMI Commercial Lead
AusNet Services Signing Authority	Nino Ficca - AusNet Services Managing Director

Commercial in Confidence	Page 1 of 9

Primary Contact (Supplier)	***– Head of Sales Australia, New Zealand
Related Project Agreement/s	N/A
Services

SCOPE

The Supplier will provide the Services and Deliverables set out under this Statement of Work (inclusive of the attached Schedules), including:

(a)   an initial delivery of the Products and completion of the AMI System Designs (as described in Annexure 02 – Scope of Work for Delivery).

(b)   following completion of the above in accordance with this Project Agreement, the Services and Deliverables to deliver the AMI System to AusNet Services which are further described in Annexure 02 – Scope of Work for Delivery including:

•     Testing Support Services;

•     deployment and installation Support Services;

•     systems integration design and Support Services;

•     Pole Top Site Survey Services;

•     delivery of Environments; and

•     training services.

The Supplier will provide the Services and Deliverables in accordance with the Project Schedule set out in Annexure 03 – Project Plan so as to:

(a)   meet the Specifications in:

•     Annexure 04 – Specifications; and

•     Annexure 04a – Smart Network Requirements; and

(b)   meet or exceed the  Service Levels described in:

•     Annexure 08 – Service Levels for Delivery.

Solution

This Statement of Work is for the AMI System described in Annexure 02 – Scope of Work for Delivery, as per the AMI System Designs.

This Project Agreement requires Supplier to deliver the Services and Deliverables (including Equipment, Software and computing Environments) required for the Supplier’s mesh radio based AMI technology, delivering two-way meter communications within specified areas, to provide coverage to all Non LC Meters as described in Annexure 02 – Scope of Work for Delivery.

The Supplier will provide the ***.

Deliverables	The Deliverables for this Statement of Work are described in Annexure 02 – Scope of Work for Delivery.

Commercial in Confidence	Page 2 of 9

Products

The Products to be supplied under this Statement of Work are all AMI System Equipment listed in Annexure 02 – Scope of Work for Delivery, including for example:

•   ***;

•   ***;

•   ***;

•   ***;

•   ***; and

•   ***.

The Supplier shall continue to supply Equipment compatible with the AMI System for the Term.

Charges	Charges for this Statement of Work are set out in Annexure 11 – Pricing for Delivery.
Payment Schedule	The payment schedule is based upon the Supplier’s right to issue invoices for payment according the combination of Charges and Milestones detailed in Annexure 11 – Pricing for Delivery.
Specifications	The Specifications for Services and Deliverables under this Statement of Work are defined in: • Annexure 04 – Specifications; and • Annexure 04a – Smart Network Requirements.
Relevant Obligations

The following additional Relevant Obligations will apply to the Supplier under this Statement of Work (in addition to the Relevant Obligations set out in the MPA):

•     the AMI Obligations (as defined in Annexure 23 – Glossary of Terms); and

•     to the extent applicable to the Supplier's obligations under this Statement of Work, AusNet Services’ obligations under Electricity Law including (without limitation), those listed below (for the avoidance of doubt, these form part of the Specifications for this Statement of Work):

	National Electricity Market & Jurisdictional Document Name	Sections included from extraction
	Victorian AMI OIC- s200 (Cost Recovery) 28 August 2007	References to the AMI Mandate, Rollout targets etc.
	Victorian AMI OIC, Amendment: G42, 21 October 2010	References to the AMI Mandate, Rollout targets etc.
	Victorian AMI OIC, Amendment: S439,10 December 2013	References to the AMI Mandate, Rollout targets etc.

Commercial in Confidence	Page 3 of 9

Victorian AMI OIC, Amendment: G51, 22 December 2011	References to the AMI Mandate, Rollout targets etc.
Victorian AMI OIC Amendment: S314, 26 November 2008	References to the AMI Mandate, Rollout targets etc.
Victorian AMI OIC-s286 (AMI Specifications) 12 November 2007	References to the AMI Mandate, Rollout targets etc.
Victorian AMI OIC, Amendment: S314, 26 November 2008	References to the AMI Mandate, Rollout targets etc.
Victorian AMI Functional Specification; Version 1.2	Whole document
Advanced Metering Infrastructure: Minimum AMI Service Levels Specification (Victoria), September 2008; Version 1.1	Whole document
Electricity Distribution Code; Version 6	References to Re-Energisations/Connections and De-Energisations/Connections
NER Chapter 6; Version 63	References to metering and meter installations
NER Chapter 7; Version 62	References to metering and meter installations
Metrology Procedure: Part A National Electricity Market; Version 3.20	References to metering and meter installations
Metrology_Procedure_Part_B; Version 3.20	References to Type 5 Validation and substitutions
National Metering Identifier Procedure; Version 5.1	Whole document with the exclusion of interval datastream suffix creation and scenario illustrations
B2B Procedure, Service Order Process ; Version 2.1	Whole document with the exclusion of aseXML file formats and payloads
MSATS_CATS_Procedures; Version 4	Whole document with the exclusion of aseXML file formats and payloads
Metering Provider Services Category B for Metering installation Types 1, 2, 3, 4, 5 and 6, Service Level Procedure; Version 4.1	Whole document
Metering Data Provider Services Categories D and C for Metering Installation Types 1, 2, 3, 4, 5, 6 and 7, Service Level Procedure; Version 1.0	Whole document
B2B Procedure: Meter Data Process; Version 2.1	Whole document with the exclusion of aseXML file formats and payloads
Meter Data File Format Specification – NEM12 & NEM13; Version 102	NEM12 payload with the exclusion of aseXML file formats and payloads

Commercial in Confidence	Page 4 of 9

	MDM File Format and Load Process - MDMT; Version 102	Whole document
	MDM Procedures (MSATS Procedures: MDM Procedures); Version 3.2	Whole document
	2014 Data Delivery Calendar; MT_MA2020V001	Notes section only
	Meter Data Churn Procedure; Version 006	Whole document
	B2B PROCEDURE: CUSTOMER AND SITE DETAILS NOTIFICATION PROCESS; Version 2.1	Whole document with the exclusion of aseXML file formats and payloads
	B2B Procedure Technical Delivery Specification; Version 2.1	Whole document with the exclusion of aseXML file formats and payloads
	B2B PROCEDURE TECHNICAL GUIDELINES FOR B2B PROCEDURES; Version 2.1	Whole document with the exclusion of aseXML file formats and payloads
	B2B Service Paperwork Reference Table; Version 5.1	Whole document

AusNet Services Policies	Refer to Annexure 20 – Polices and Standards for details on AusNet Services’ Policies and standards that the Supplier must comply with under this Statement of Work.
Key Personnel	Refer to Annexure 06 – Key Personnel for details of Key Personnel to be supplied under this Statement of Work.
Documentation to be supplied	Refer to Annexure 02 – Scope of Work for Delivery for details on Documentation to be supplied under this Statement of Work.
AusNet Services Inputs	AusNet Services Inputs under this Statement of Work are described in Annexure 05 – AusNet Services Inputs.
Acceptance Criteria	The Acceptance Criteria for each Service or Deliverable under this Statement of Work are defined in Annexure 02 – Scope of Work for Delivery.
Acceptance Tests	Acceptance Tests for each Service or Deliverable are defined in Annexure 02 – Scope of Work for Delivery.
Project Schedule	The Supplier will provide the Services and Deliverables in accordance with the Project Schedule set out in Annexure 03 – Project Plan.
Project Management Responsibilities (clause 10)	The Supplier must perform its obligations under clause 10 of the MPA to the extent required to provide the Deliverables specified in Annexure 02 – Scope of Work for Delivery.
IP Ownership	Option A.

Commercial in Confidence	Page 5 of 9

Transition Assistance

The Supplier will provide Transition Assistance detailed in Annexure 15 – Transition from the date:

(a)   *** or

(b)   *** detailed in Annexure 02 – Scope of Work for Delivery; or

(c)   such date to be agreed ***.  Without limiting this general obligation, *** as described in Annexure 15 – Transition.

Governance Process

(a)   Parties to establish governance process

The Parties will establish governance processes and designate decision-makers to govern the strategic overview and day to day management of the Project in accordance with this Statement of Work.

(b)   Meetings and reports

The Supplier must attend meetings and submit written reports in accordance with this Statement of Work.

(c)   Continuous improvement program

The Supplier will keep the AusNet Services informed of any improvements or developments in any Software, Products, tools, processes, Services or other Deliverables relevant to the Project and discuss with AusNet Services the possible incorporation of those improvements or developments in the Project.

(d)   Co-operation

The Supplier will co-operate with any third party supplies to AusNet Services in accordance with clause 22 (Co-operation) of the MPA.

Change Management

The Parties will follow the change management procedure set out in clause 46 (Variations and Change Control) of the MPA in respect of any variation to the provisions of this Project Agreement, including any change to the Charges, Deliverables, scope of the Services, Products or Specifications proposed by either party.

Escrow	Requirements for escrow are detailed in Annexure 02 – Scope of Work for Delivery. The form of escrow agreement agreed between the parties is detailed in Annexure 17 – Escrow Agreement.

Commercial in Confidence	Page 6 of 9

SPECIAL CONDITIONS

A new clause 34.9 is inserted as follows:

"34.9 To the full extent permitted by law, and without limiting any warranty obligation expressly set out in the Agreement, the Parties agree that the consumer guarantees rights or remedies conferred on AusNet Services or implied into this Project Agreement by the Competition and Consumer Act 2010 (Cth) and the equivalent State legislation (Implied Warranties) are excluded.  To the extent that the Implied Warranties are not able to be excluded, the Parties agree that *** at the Supplier's option, to (a) *** or (b) in the ***.”

Equipment Supplied (clause 2.1)	The Equipment (as defined in Annexure 23 – Glossary) purchased by AusNet Services under Purchase Orders, as set out in Annexure 11 – Pricing for Delivery.
Limitation on Liability	Clause 35.3 of the MPA applies.
Liquidated Damages	Liquidated Damages under this Statement of Work are detailed in Annexure 07 – Liquated Damages.
***	***
***	*** is *** and *** in respect of all *** listed in ***.
***	For the purposes of *** the form of the *** is set out in *** and the amount of that ***.
Termination Costs	Clause 38.4(b) of the MPA applies.
Additional Warranties:	Additional Warranties (and their respective Warranty Periods) applying to the this Statement of Work include: • additional warranties defined in *** and • *** defined in ***
Warranty Period

For the warranties set out in Clause 34.2 of the MPA, please refer to the definition of Warranty Period in the MPA. For the warranties set out in Annexure 24 – Warranty, the Warranty Periods are set out in Annexure 24 – Warranty.

Reporting	Reporting under this Statement of Work includes the reports detailed in: Annexure 02 – Scope of Work for Delivery.
Definitions	See Annexure 23 – Glossary of Terms.

This Statement of Work, together with the terms and conditions in the MPA, constitutes a Project Agreement under the MPA.

Commercial in Confidence	Page 7 of 9

1	Statement of Work 01	70

2	Annexure 1	Not Used

3	Annexure 2 – Scope of Work for Delivery	79

4	Annexure 3 – Project Plan	97

5	Annexure 4 – Specifications	103

6	Annexure 4a – Smart Network Requirements	120

7	Annexure 5 – AusNet Services Input	124

8	Annexure 6 – Key Personnel	129

9	annexure 7 – Liquidated Damages	133

10	annexure 8 - Service Levels for Delivery.	137

11	Annexure 9	Not Used

12	Annexure 10 – Project Support Services	144

13	Annexure 11 – Pricing for Delivery	150

14	Annexure 12	Not Used

15	Annexure 13	Not Used

16	Annexure 14	Not Used

17	Annexure 15 – Transition	171

18	Annexure 16	Not Used

19	Annexure 17 – Escrow Agreement	178

20	Annexure 18	Not Used

21	Annexure 19 – Financial Undertaking	200

22	Annexure 20 – Policies and Standards	203

23	Annexure 21	Not Used

24	Annexure 22	Not Used

25	Annexure 23 – Glossary of Terms	207

26	Annexure 24 – Warranty	217

27	Annexure 25 – Software Maintenance and Support	223

28	Annexure 26 – Product Data Sheets	232

29	Annexure 27 – Key Performance Indicators	236

30	Annexure 28 – Managed Services ***	245

Commercial in Confidence	Page 8 of 9

Executed as an agreement.

Signed for an on behalf of

AusNet Electricity Services Pty Ltd

by its authorised representative:

Signature:	/s/ Nino Ficca

Print name:	Nino Ficca

Position:	Managing Director

Date:	April 10, 2015

Signed for an on behalf of

Silver Spring Networks, Inc.

by its authorised representative:

Signature:	/s/ Jim Burns

Print name:	Jim Burns

Position:	CFO

Date:	April 13, 2015

Commercial in Confidence	Page 9 of 9

Annexure 02: Scope of Work for Delivery AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3

2	AMI System Description		4

	2.1	Overview	4

3	Objectives		5

	3.1	Specific AMI System Objectives	5
	3.2	Out of Scope	5

4	Detailed Project Scope of Work		6

	4.1	Supplier Co-operation	6
	4.2	Management and General	6
	4.3	AMI System Design	7
	4.4	Environment Deliverables	8
	4.5	Automated Field Pairing	8
	4.6	Network Optimisation Services	8
	4.7	Coverage Regions	9
		4.7.1 Process for Acceptance of a Coverage Region	9
	4.8	Documentation	10

5	Equipment Supply Scope of Work		11

	5.1	Procurement and Delivery	12
	5.2	Not used	13
	5.3	Equipment Lead Times	13
	5.4	Equipment Configuration	13
	5.5	Delivery Requirements	14
	5.6	Not Used	14
	5.7	Not Used	14
	5.8	Coverage Area All Non LC Meters Guarantee	14
	5.9	Micro AP Next Generation agMeter Integration Option	14
	5.10	Smart Network Option	15
	5.11	Software	15
		5.11.1 Licences	15
		5.11.2 Maintenancage and Support	15
	5.12	Project Equipment	15

6	Acceptance		16

	6.1	Milestone Acceptance	16
	6.2	Documentary Deliverables Acceptance	16
	6.3	LAN Devices Acceptance	16
		6.3.1 LAN Devices Acceptance Tests	17

SSN - Anx 02 - Scope of Work for Delivery	Page 2 of 18

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	9 Dec.2014	Switch Legal	Legal Review
0.3	9 Dec 2014	AusNet Services	Incorporated Legal Feedback
0.4	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.5	16 Feb 2015	AusNet Services	Legal Review
0.6	26 Feb 2015	AusNet Services	Negotiation Draft
0.7	9 Mar 2015	Supplier	Post March negotiations
0.8	24 Mar 2015	AusNet Services	Final Review
1.0	7 April 2015	AusNet Services	FINAL

References

The following documents are referred to in this Document.

Document Name
1.DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
2.DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1
3.AMI Remedial Design PM003 AMI Performance Baseline (Generic)
4.Project charter "SP001 – PMO Charter"

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 02 - Scope of Work for Delivery	Page 3 of 18

SSN - Anx 02 - Scope of Work for Delivery AMI System Description

2	AMI System Description
2.1	Overview

This Annexure provides an overview of the scope of works of the Program, including a definition of the scope of this Project Agreement, specification of the responsibilities of the Parties, a listing of the required Deliverables and their Acceptance Criteria. The Specification of the AMI System to be implemented under this Project Agreement is detailed in Annexure 04 – Specifications and the Specifications of the Services and Deliverables to be provided are detailed in Annexure 08 – Service Levels for Delivery.

This Annexure covers the delivery of the AMI System. The on-going management of the AMI System via a managed service (or some other arrangement) is outside the scope of this Project Agreement.

For each scope area, the pre-requisites, Deliverables, responsibilities and AusNet Services Inputs are defined in this Annexure.

Definitions

The following definitions apply to all RASIC matrices in this Annexure:

1.	R (Responsible) The Party must meet the requirement, resolve the problem, or deliver the work.
2.	A (Approve) The Party must sign off on, accept or approve the work. Note that “A” is inclusive of “C”.
3.	S (Support) The Party will provide resources to support the "R" party to perform the activity.
4.	I (Inform) The Party must be notified of results but need not be consulted.
5.	C (Consulted) The Party must be consulted or must review the work before it is considered complete and ready for approval.

SSN - Anx 02 - Scope of Work for Delivery	Page 4 of 18

SSN - Anx 02 - Scope of Work for Delivery Objectives

3	Objectives

The Supplier must provide the Services and Deliverables to meet the objectives set out below.

3.1	Specific AMI System Objectives

The objectives under this Project Agreement are for the Supplier to *** the AMI System to AusNet Services, in accordance with the Specifications, so as to meet the requirements of the AMI Obligations.

The AMI System to be delivered under this Project Agreement involves the *** within the Coverage Regions. *** the AMI System, ***, must achieve and demonstrate the *** specified in the ***.

The AMI System will also be *** with AusNet Services’ AMI Solution following an AusNet Services *** that *** that meet the AMI Obligations. The scope and context of AMI System and AMI Solution are illustrated in the diagram below.

***

AusNet Services’ key objectives of the Program are as follows:

▪	*** to all *** to meet the needs of ***
▪	*** of the *** into ***;
▪	*** of the *** to meet the ***; and
▪	*** and *** of all *** and *** and ***

The following sections within this document define the scope of works for the Supplier in supplying:

1.	project management;
2.	delivery services (supply and installation of Equipment); and
3.	ancillary support (including testing and training, etc.).
3.2	Out of Scope

The scope of work set out in this Annexure excludes:

1.	Implementing changes to AusNet Services’ existing business structure and processes;
2.	Deployment and installation of LAN Devices (these are provided as an AusNet Services Input, although deployment and installation support Services are required under this Project Agreement);
3.

Resolution of site specific installation issues, although support for commissioning, configuration, fault identification and rectification of equipment supplied under this Project Agreement is required; and

4.	Acceptance testing of the AMI Solution (although testing support services are required to support the Acceptance Testing conducted by AusNet Services and/or its appointed entity).

SSN - Anx 02 - Scope of Work for Delivery	Page 5 of 18

SSN - Anx 02 - Scope of Work for Delivery Detailed Project Scope of Work

4	Detailed Project Scope of Work

The Supplier must provide the project Deliverables specified in this Statement of Work.  The AusNet Services Inputs referred to in this Annexure are as defined in Annexure 05 – AusNet Services Inputs.

Unless otherwise stated for a particular Deliverable, for all Deliverables specified in this Annexure to ***.

4.1	Supplier Co-operation

The Supplier must work in close conjunction with AusNet Services, AusNet Services Entities and AusNet Services’ other suppliers for AMI Meters, applications and systems (including, but not limited to MDMS, CIS and reporting), installation Services, Backhaul network (3G/LTE WAN), integration services and other suppliers as required so that the end-to-end performance of the AMI Solution from meter-to-market meets the AMI Obligations and Specifications, including functionality and performance specified in the DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2 [1] and market services levels specified in the DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1 [2]. Further detail on Supplier’s co-operation obligations are detailed at clause 22 (Co-operation) of the MPA.

4.2	Management and General

The Supplier must provide the following management Deliverables (which are derived from the Project charter “SP001 – PMO Charter” [4] appended to this Annexure as Appendix 1 for reference) during the period and at the frequency stated for the Deliverable.

#	Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-1	Project Management Plan	***	***	***	***
D-2	Monthly Reports	***	***	***	***
D-3	Weekly Reports	***	***	***	***
D-4	Financial Forecasts	***	***	***	***
D-5	Steering Committee Packs	***	***	***	***
		***	***	***	***
D-6	Governance Artefacts	***	***	***	***

SSN - Anx 02 - Scope of Work for Delivery	Page 6 of 18

SSN - Anx 02 - Scope of Work for Delivery Detailed Project Scope of Work

4.3	AMI System Design

The Supplier will be responsible for the development of a design for the AMI System that:

▪	achieves the objectives set out in Section 3 of this Annexure, the Specifications and AMI Obligations;
▪	is compatible with AusNet Services’ AMI Solution; and
▪	Otherwise complies with the requirements specified in applicable sections of this Project Agreement.

AusNet Services Inputs provided into this design process are defined in Annexure 05 – AusNet Services Inputs.

The following Deliverables will be produced under this Project Agreement for the AMI System Designs:

#	Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-7	AMI System Design (Initial)	***	***	***	***
D-8	Not used
D-9	Pole-Top Site Survey(s)	***	***	***	***
D-10	Disaster Recovery Design	***	***	***	***
D-11	Updated AMI System Design (Post-Pilot)	***	***	***	***
D-12	Not used
D-13	Not used
D-14	Coverage Region Optimisation Plan(s)	***	***	***	***
D-15	AMI System Design (Final)	***	***	***	***
D-16	CISPR22 certification for Micro APs	***	***	***	***
D-16A	Not Used

SSN - Anx 02 - Scope of Work for Delivery	Page 7 of 18

SSN - Anx 02 - Scope of Work for Delivery Detailed Project Scope of Work

4.4	Environment Deliverables

The Supplier must provide the following Deliverables (inclusive of all applicable Products, Equipment, Software and other relevant resources), in order to meet the AMI Obligations:

#	Environment Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-17	Environment Design	***	***	***	***
D-18	Build and install of Production Environment	***	***	***	***
D-19	Build and install of the Disaster Recovery Environment	***	***	***	***
D-20	Build and configure the Pre-Production Environment	***	***	***	***
D-21	Build and configure the Integration Test Environment	***	***	***	***
D-22	Build and configure the Sand Pit Test Environment	***	***	***	***
4.5	Automated Field Pairing

The Supplier must provide an *** such that when *** are installed in any of AusNet Services’ AMI Meters***.

#	Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-23	***	***	***	***	***
4.6	Network Optimisation Services

The Supplier is ***for optimising the ***. In order to achieve effective optimisation, AusNet Services will provide the relevant AusNet Services Inputs defined in Annexure 05 – AusNet Services Inputs.

SSN - Anx 02 - Scope of Work for Delivery	Page 8 of 18

SSN - Anx 02 - Scope of Work for Delivery Detailed Project Scope of Work

AusNet Services will align performance measurement of ***against the ***with the conventions and techniques outlined in***.

4.7	Coverage Regions

Coverage Area All Non LC Meters is partitioned into a number of Coverage Regions that are geographically contiguous areas. AusNet Services will supply a list of Coverage Regions as described in AusNet Services Input CI-3 (Coverage Region List).  There will be *** Coverage Regions.

4.7.1	Process for Acceptance of a Coverage Region

The process to accept the Equipment within each Coverage Region to the AMI System is as follows:

1.	AusNet Services will provide AusNet Services ***the Supplier upon:
a.	***
b.	***
i.	***
ii.	***
c.	otherwise by mutual agreement between AusNet Services and the Supplier.
2.	***the Supplier must ***to AusNet Services, ***
3.	Following acceptance of ***by AusNet Services, the Supplier and AusNet Services must ***.
4.

Once AusNet Services has notified the Supplier as described in AusNet Services ***and the Supplier has completed the network optimisation activities such that the ***Supplier must issue a *** AusNet Services.

5.

***of compliance with the ***AusNet Services must issue an ***Unless otherwise agreed by the Parties, the measurement of the ***will be against the ***of all ***in respect of which a ***has been issued.

6.	The Parties will repeat the above process until each Coverage Region has been accepted.

SSN - Anx 02 - Scope of Work for Delivery	Page 9 of 18

SSN - Anx 02 - Scope of Work for Delivery Detailed Project Scope of Work

4.8	Documentation

The Supplier will produce and provide the following Documentation under this Project Agreement for the AMI System:

#	Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-24	User Documentation	***	***	***	***
D-25	Integration Documentation	***	***	***	***
D-26	Support Documentation	***	***	***	***

SSN - Anx 02 - Scope of Work for Delivery	Page 10 of 18

SSN - Anx 02 - Scope of Work for Delivery Equipment Supply Scope of Work

5	Equipment Supply Scope of Work

The Supplier will supply and deliver the following Products, in the quantities and according to the delivery schedule specified in Annexure 03 – Project Plan.

Description	Supplier Product Name	Supplier Product Code
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Equipment specifications for the Deliverables to be provided under this Statement of Work (including Micro APs that are the subject of AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification)) are set out in Annexure 26 – Product Data Sheets, Annexure 04 – Specifications and subject to (and 9 months following) AusNet Services issuing the AusNet Services Input CI-33 (Smart Networks Option notification), Annexure 04a – Smart Network Requirements. Where there is a discrepancy between the Product Data Sheets, the Smart Network Requirements and the Specifications, the following order of precedence applies:

1.	Annexure 04 – Specifications;
2.	Annexure 04a – Smart Network Requirements;
3.	Annexure 26 – Product Data Sheets (including any updates related to Micro APs provided in accordance with CI-40 (Micro AP Next Generation Meter Integration Option notification)).

Equipment is a Product under this Project Agreement.

SSN - Anx 02 - Scope of Work for Delivery	Page 11 of 18

SSN - Anx 02 - Scope of Work for Delivery Equipment Supply Scope of Work

5.1	Procurement and Delivery

AusNet Services will, by written notice direct the Supplier to supply Products, Equipment, Software and Services.  A Purchase Order will be deemed to be correctly rendered when it correctly identifies the following requirements for delivery:

1.	Silver Spring Networks, Inc. listed as the Supplier and AusNet Services as the customer;
2.	Purchase Order number and reference to this Project Agreement listed;
3.	details of the Products and Equipment to be delivered (including Product code and Product name);
4.	AusNet Services bill-to and ship-to name and address details;
5.	timing of delivery (with monthly precision); and
6.	volume of delivery and the applicable Charges as set out in Annexure 11 – Pricing for Delivery.

AusNet Services will issue Purchase Orders as specified by AusNet Services Inputs CI-10 (Initial Project Purchase Order), CI-11 (Initial Equipment Purchase Order) and CI-12 (Additional Equipment Purchase Order).

The Supplier will comply with the requirements of a correctly rendered Purchase Order.  Where the Purchase Order does not comply with the above requirements, the Supplier will notify AusNet Services as soon as possible in writing, and AusNet Services will revise the Purchase Order accordingly and the Supplier must comply with any revised and correctly rendered Purchase Order.

On dispatch of a consignment of materials to the ship-to address as stated on the relevant Purchase Order, the Supplier will provide the consignment details, known as the Delivery Manifest, directly to AusNet Services including, but not limited to:

1.	***
2.	***
3.	***

SSN - Anx 02 - Scope of Work for Delivery	Page 12 of 18

SSN - Anx 02 - Scope of Work for Delivery Equipment Supply Scope of Work

The Supplier must provide the following Deliverables:

#	Deliverable	Description	AusNet Services	Supplier	Related AusNet Services Inputs
D-27	Production and Logistics Plan	***	***	***	***
D-28	Monthly Procurement and Logistics Reporting	***	***	***	***
5.2	Not used
5.3	Equipment Lead Times

The following table defines the Supplier’s delivery timeframe obligations from the receipt of a correctly rendered Purchase Order as described in Section 5.1 of this Annexure, to delivery of ordered Products to the ship-to address identified on the Purchase Order.  Unless otherwise specified in a Purchase Order the delivery method will be sea freight. The pricing of Products in Annexure 11 – Pricing for Delivery assumes sea freight delivery.

The Product Delivery Times are defined below:

Delivery Method	Delivery Timeframe
Sea freight	Product Lead Time + *** weeks
Air freight	Product Lead Time + *** weeks

The Product Lead Times are defined below:

Product	Product Lead Time
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
5.4	Equipment Configuration

***will be delivered ***to any configuration approved by AusNet Services and be ready to be***in the AMI System Designs. AusNet Services may***to the Supplier.***.***AusNet Services may,***require the Supplier,

SSN - Anx 02 - Scope of Work for Delivery	Page 13 of 18

SSN - Anx 02 - Scope of Work for Delivery Equipment Supply Scope of Work

***or that is held by AusNet Services and its authorised third parties prior to such *** as requested by AusNet Services under this clause.

LAN Devices will be delivered with all items consistent with the applicable Purchase Order.

The acceptable configurations (Firmware and Equipment versions) of any LAN Device supplied must be approved by AusNet Services to ensure appropriate testing has been completed with AusNet Services’ AMI Meters and the AMI Solution. AusNet Services may provide updates to the acceptable configurations to the Supplier from time to time. Any subsequent Purchase Orders for LAN Devices must be supplied configured in accordance with the updated acceptable configurations as specified on (or attached with) the Purchase Order.

5.5	Delivery Requirements

Equipment delivery requirements will be agreed between the Supplier, AusNet Services and AusNet Services’ other supplier’s, so that the Equipment can be accepted into AusNet Services Nominated Warehouses. These will be detailed in Deliverable D-27 (Production and Logistics Plan).

5.6	Not Used
5.7	Not Used
5.8	Coverage Area All Non LC Meters Guarantee

Following acceptance of the first Coverage Region until acceptance of *** the Supplier will provide a Coverage Area All Non LC Meters *** as follows:

1.	The AMI System will provide *** of AMI Meters identified in AusNet Services*** such that the AMI Meter will ***
2.	The Equipment deployed within the Coverage Area All Non LC Meters will provide sufficient ***
3.	*** Coverage Area All Non LC Meters will not result in a *** in Section 5.8(1) above.
4.	*** within the Coverage Area All Non LC Meters will not result in a *** in Section 5.8(1) above.

*** that is required to meet the Coverage Area All Non LC Meter *** will be provided by the Supplier *** to AusNet Services.  AusNet Services will be responsible for the ***

*** AusNet Services Inputs required by the Supplier to meet the Coverage Area All Non LC Meter *** are set out in Annexure 05 – AusNet Services Inputs.

*** provided by AusNet Services.  If the Parties agree that such data is *** and the result is that the Coverage Area All Non LC Meter *** cannot be met without *** than is specified in the *** then AusNet Services will be responsible for the ***

5.9	Micro AP Next Generation Meter Integration Option

AusNet Services may elect to provide an AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification) to the Supplier. Unless otherwise agreed in writing by the Parties, or expressly stated in this Project Agreement, the requirements of this Annexure 02 – Scope of Work for Delivery do not apply in respect of Micro APs delivered or made available to AusNet Services by the Supplier in response to the Supplier's receipt of AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification).The Charges specified in Section 10 of Annexure 11 – Pricing for Delivery will apply to such Micro APs.

SSN - Anx 02 - Scope of Work for Delivery	Page 14 of 18

SSN - Anx 02 - Scope of Work for Delivery Equipment Supply Scope of Work

5.10	Smart Network Option

AusNet Services may during the Term, elect to provide AusNet Services Input CI-33 (Smart Networks Option notification) to the Supplier.  The Charges specified in Section 11 of Annexure 11 – Pricing for Delivery will apply. To the extent that additional Equipment is required, the Charges specified in Section 10 of Annexure 11 – Pricing for Delivery will apply.

5.11	Software
5.11.1	Licences

The Supplier must provide perpetual software licences to AusNet Services for the Software that is set out below and for the Charges specified in Section 4.1 of Annexure 11 – Pricing for Delivery.  The Software licensed under this Project Agreement must support the AMI Meters across the computing Environments specified in the table below:

Environment	AMI Meters supported
***	***
***
***	***
***
***	***
***
***	***
***
***	***
***

Table 1 Software Licences Required

If the Supplier notifies AusNet Services that *** meet the requirements of this Project Agreement, it will be provided to AusNet Services ***  ***  AusNet Services may procure,*** for the Software according to the***

5.11.2	Maintenance and Support

The Supplier will provide Software Maintenance and Support Services (including in respect of Firmware for Micro APs that are the subject of AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification)) in accordance with the terms set out in Annexure 25 – Software Maintenance and Support and for the Charges specified in Section 4.2 of Annexure 11 – Pricing for Delivery, except in relation to Software Maintenance and Support Services in respect of Firmware for Micro APs the subject of AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification), which will be provided for the Charges specified in and the Schedule to the MPA.

5.12	Project Equipment

As part of the Project, Project Equipment is required to complete Milestone MI-04 (Technical and functional acceptance complete).  The Project Equipment and relevant Charges are specified in Section 3.4 of Annexure 11 – Pricing for Delivery.  Project Equipment is not subject to the *** volumes.

SSN - Anx 02 - Scope of Work for Delivery	Page 15 of 18

SSN - Anx 02 - Scope of Work for Delivery Acceptance

6	Acceptance

The Acceptance Criteria for issuing Acceptance Certificates for Milestones are detailed below. Unless otherwise stated, the Acceptance Period for Milestone acceptance is one Business Day.

6.1	Milestone Acceptance

The Supplier will meet the following Milestones in the delivery of the Project***.

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Table 2 Milestone Acceptance

6.2	Documentary Deliverables Acceptance

The Deliverables Acceptance Process ensures all Documentary Deliverables are produced and delivered in accordance with this Project Agreement and meet the Acceptance Criteria specified for each Deliverable. The Documentary Deliverables Acceptance ***

6.3	LAN Devices Acceptance

*** is that the relevant unit:

1.	***
2.	***

SSN - Anx 02 - Scope of Work for Delivery	Page 16 of 18

SSN - Anx 02 - Scope of Work for Delivery Acceptance

3.	***
a.	***
b.	***
6.3.1	*** will be issued by AusNet Services to cover each *** LAN Devices Acceptance Tests

*** must pass the following Acceptance Tests:

1.	***
2.	***
3.	***

*** must pass the following Acceptance Tests:

1.	***
2.	***

*** must pass the following Acceptance Tests:

1.	***
2.	***

SSN - Anx 02 - Scope of Work for Delivery	Page 17 of 18

SSN - Anx 02 - Scope of Work for Delivery Acceptance

Appendix 1 – Project charter "SP001 – PMO Charter"

SSN - Anx 02 - Scope of Work for Delivery	Page 18 of 18

Annexure 03: Project Plan AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - Anx 03 - Project Plan Document Overview

1	document overview		3

2	milestones and milestone dates		4

3	documentary deliverables acceptance dates		5

4	initial order quantities		6

	4.1	Pilot	6
	4.2	Remedial Rollout	6

SSN - Anx 03 - Project Plan	Page 2 of 6

SSN - Anx 03 - Project Plan Document Overview

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	13 Feb 2015	AusNet Services	Legal Review
0.4	9 Mar 2015	Supplier	Post March negotiations
0.5	24 Mar 2015	AusNet Services	Final Review
0.6	26 Mar 2015	AusNet Services	Insertion of SSN provided Dates
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 03 - Project Plan	Page 3 of 6

SSN - Anx 03 - Project Plan milestones and milestone dates

2	Milestones and Milestone Dates

The Supplier must achieve the following Milestones by the relevant Milestone Date to the Acceptance criteria specified in Annexure 02 – Scope of Work for Delivery:

Milestone	Milestone Date
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx 03 - Project Plan	Page 4 of 6

SSN - Anx 03 - Project Plan Documentary deliverables acceptance dates

3	Documentary Deliverables Acceptance Dates

The Acceptance Dates for Documentary Deliverables are listed in the table below:

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx 03 - Project Plan	Page 5 of 6

SSN - Anx 03 - Project Plan initial order quantities

4	Initial Order Quantities
4.1	Pilot

Following AusNet Services Input CI-11 (Initial Equipment Purchase Orders) and at least one week prior to Milestone MI-06 (Pilot Commencement), the Supplier must deliver the following Equipment for the Pilot, in the quantities specified below.

Unit	Quantity	Location
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
4.2	Remedial Rollout

Following AusNet Services Input CI-11 (Initial Equipment Purchase Orders) and at least one week prior to ***, the Supplier must deliver the following Equipment for the remedial rollout, in the quantities specified below.

Unit	Quantity	Location
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order
***	***	As specified on the applicable Purchase Order

SSN - Anx 03 - Project Plan	Page 6 of 6

Annexure 04: Specifications AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview	5
	1.1 ***Specifications	5
2	AMI System Overall Governing Specifications	6
	2.1 ***	6
	2.2 ***	6
3	AMI System Specification	7
	3.1 Functional Requirements	7
	3.2 Performance Requirements	7
	3.3 Technical Requirements	7
	3.4 Security Requirements	7
4	***	9
	4.1 Functional Requirements	9
	4.2 Technical Requirements	9
5	AMI Meter	10
	5.1 Functional Requirements	10
	5.2 Performance Requirements	10
6	LAN Modem	11
	6.1 Functional Requirements	11
	6.2 Technical Requirements	11
	6.3 AMI ***Functionality.	11
	6.3.1 Functional Requirements	11
	6.3.2 Technical Requirements	11
	6.3.3 Packaging	11
7	***	12
	7.1 Functional Requirements	12
	7.2 Technical Requirements	12
8	***	13
	8.1 Functional Requirements	13
	8.2 Technical Requirements	13
9	***	14
	9.1 Functional Requirements	14
10	***	15
	10.1 Integration Requirements	15
	10.2 Communications Management Requirements	15
	10.3 Network Device Management Requirements	15
	10.4 Field Service Support Requirements	16

SSN - Anx – 04 - Specifications	Page 2 of 17

	10.5 Auditing & Reporting Requirements	16
	10.6 Security Requirements	16
	10.7 Performance Requirements	16
11	Diagnostic Tools	17
	11.1 Functional Requirements	17

SSN - Anx – 04 - Specifications	Page 3 of 17

Document Control

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

References

The following documents are referred to in this Document.

***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN - Anx – 04 - Specifications	Page 4 of 17

1	Document Overview

This Specification contains the requirements for the AMI System which meets the AMI Obligations. This Specification encompasses components, which includes ***These components form the AMI System.

The AMI System supplied under this Project Agreement consists of all:

a)	***
b)	***

that is used to provide an AMI System, which meets the AMI Obligations.

The AMI System supplied under this Project Agreement must co-exist with the AMI Solution. This includes***This Annexure details the specifications for the ***.

1.1	***Specifications

Following the Supplier’s receipt of, and pursuant to, AusNet Services Input ***the Supplier will make available to AusNet Services the ******and the Specifications listed in the table below will only form part of the ***if AusNet Services has exercised ******For the avoidance of doubt, the Specifications ***unless and until the Supplier***AusNet Services Input ***and made the ***available to AusNet Services.

***	***
***	***
***	***

Following the Supplier’s receipt of, and pursuant to an AusNet Services Input ***the Supplier will make available to AusNet Services***will be made available pursuant to the ***specified in Section 5.3 of Annexure 02 – Scope of Work for Delivery.

The***Specification below in respect of each ***will only form part of this Project Agreement and ***after the date when ***are made available to AusNet Services in accordance with this Project Agreement.

***	***
***	***

SSN - Anx - 04 - Specifications	Page 5 of 17

2	AMI System Overall Governing Specifications

The following high level requirements must be achieved by the various components that form the AMI System:

***	***
***	***
***	***
2.1	***
***	***
***	***
***	***
2.2	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 6 of 17

3	AMI System Specification

This Section details the ***In this Section, ***.

3.1	Functional Requirements

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
3.2	Performance Requirements
***	***
***	***
***	***
***	***
3.3	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
3.4	Security Requirements
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 7 of 17

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 8 of 17

4	***

This Section covers the requirements of the ***.

4.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
4.2	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 9 of 17

5	AMI Meter

AMI Meters in the AMI Solution will have their ***that is part of the AMI System.

5.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
5.2	Performance Requirements

***	***.

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 10 of 17

6	LAN Modem

This section provides the requirements of the ***within the AMI Meter. The***allows the AMI Meter (or other devices) ***.

6.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
6.2	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
6.3	AMI ***Functionality.

This Section provides the requirements of the ***must allow the AMI Meter and other ***.

6.3.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
6.3.2	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
6.3.3	Packaging

***.

SSN - Anx - 04 - Specifications	Page 11 of 17

7	***

This section provides the requirements of the ***that may be installed within the AMI Meter instead of the ***is installed in the AMI Meter in the same way as the ***.

7.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
7.2	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 12 of 17

8	***

This Section details the requirements for the ***.

8.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
8.2	Technical Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 13 of 17

9	***

The Supplier is required to use AusNet Services’ existing ***.

9.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 14 of 17

10	***

This Section covers the requirements of the ***.

10.1	Integration Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
10.2	Communications Management Requirements
***	***
***	***
***	***
***	***
***	***
***	***
10.3	Network Device Management Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 15 of 17

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
10.4	Field Service Support Requirements
***	***
***	***
***	***
10.5	Auditing & Reporting Requirements
***	***
***	***
***	***
***	***
10.6	Security Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
10.7	Performance Requirements
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 16 of 17

11	Diagnostic Tools

Diagnostics tools must be supplied by the Supplier that enable AusNet Services to ***These tools must be sufficient to enable AusNet Services to effectively manage the ongoing operations of the AMI System.

11.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN - Anx - 04 - Specifications	Page 17 of 17

Annexure 04a: Smart Network Requirements AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3

2	***		4

	2.1	Functional Requirements	4
	2.2	Non-Functional Requirements	4

SSN - Anx 04a - Smart Network Requirements	Page 2 of 4

1	Document Overview

Following written notice from AusNet Services (at its absolute discretion), and subject to***Annexure 11 – Pricing for Delivery, the Supplier will supply the capability in the AMI System to support *** This Annexure provides requirements for AusNet Services' ***.

Document Control

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 04a - Smart Network Requirements	Page 3 of 4

2	***
2.1	Functional Requirements
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
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***	***
***	***
***	***
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***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
2.2	Non-Functional Requirements
***	***
***	***
***	***
***	***
***	***

SSN - Anx 04a - Smart Network Requirements	Page 4 of 4

Annexure 05:
AusNet Services Inputs

AMI System

AusNet Electricity Services Pty Ltd ABN 91 064 651 118

Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - Anx 05 - Customer Inputs
AusNet Services Input

1	Document Overview	3

2	AusNet Services Inputs	4

SSN - Anx 05 - Customer Inputs	Page 2 of 5

SSN - Anx 05 - Customer Inputs
AusNet Services Input

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	19 Feb 2015	AusNet Services	Legal Review
0.4	10 Mar 2015	Supplier	Post March negotiations
0.5	25 Mar 2015	AusNet Services	Post executive negotiations review

References

The following documents are referred to in this Document.

Document Name
1.DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
2.DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

Definitions

The following definitions apply to all RASIC matrices in this Annexure:

1.	R (Responsible) The Party must meet the requirement, resolve the problem, or deliver the work.
2.	A (Approve) The Party must sign off on, accept or approve the work. Note that “A” is inclusive of “C”.
3.	S (Support) The Party to perform the activity.
4.	I (Inform) The Party must be notified of results but need not be consulted.
5.	C (Consulted) The Party must be consulted or must review the work before it is considered complete and ready for approval.

SSN - Anx 05 - Customer Inputs	Page 3 of 5

SSN - Anx 05 - Customer Inputs
AusNet Services Input
2	AusNet Services Inputs

AusNet Services will provide the following AusNet Services Inputs to the Supplier, within the specified timeframes as set out in the table below and required to meet certain Project Milestones, as set out in Annexure 03 – Project Plan.

#	Input	Description	AusNet Services	Supplier
CI-1	***	***	***	***
CI-2	***	***	***	***
CI-3	***	***	***	***
CI-4	***	***	***	***
CI-5	***	***	***	***
CI-6	***	***	***	***
CI-7	***	***	***	***
CI-8	***	***	***	***
CI-9	***	***	***	***
CI-10	***	***	***	***
CI-11	***	***	***	***
CI-12	***	***	***	***
CI-13	Not used.
CI-14	Not used.
CI-15A	***	***	***	***
CI-15	***	***	***	***
CI-16	***	***	***	***
CI-17	***	***	***	***
CI-18	***	***	***	***
CI-19	***	***	***	***

SSN - Anx 05 - Customer Inputs	Page 4 of 5

SSN - Anx 05 - Customer Inputs
AusNet Services Input

#	Input	Description	AusNet Services	Supplier
CI-20	***	***	***	***
CI-21	***	***	***	***
CI-22	***	***	***	***
CI-23	***	***	***	***
CI-24	***	***	***	***
CI-25	***	***	***	***
CI-26	***	***	***	***
CI-27	Not used.
CI-28	Not used.
CI-29	***	***	***	***
CI-30	***	***	***	***
CI-31	***	***	***	***
CI-32	***	***	***	***
CI-33	***	***	***	***
CI-34	***	***	***	***
CI-35	***	***	***	***
CI-36	***	***	***	***
CI-37	***	***	***	***
CI-38	***	***	***	***
CI-39	***	***	***	***
CI-40	***	***	***	***

SSN - Anx 05 - Customer Inputs	Page 5 of 5

Annexure 06: Key Personnel AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - anx 06 - key personnel document overview

1	Document Overview	3

2	Key Personnel	4

SSN - Anx 06 - Key Personnel	Page 2 of 4

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	19 Feb 2015	AusNet Services	Legal Review
0.4	24 Feb 2015	AusNet Services	Negotiation update
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 06 - Key Personnel	Page 3 of 4

SSN - anx 06 - key personnel key personnel

2	Key Personnel

The Supplier must provide the following Key Personnel to the extent required to provide the Services and Deliverables, up to the date when all Milestones in Annexure 3 – Project Plan have been accepted.

Name	Position	Role	Availability
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

SSN - Anx 06 - Key Personnel	Page 4 of 4

Annexure 07: Liquidated Damages AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3

2	Liquidated Damages		4

	2.1	Liquidated Damages Process	4

SSN - Anx 07 - Liquidated Damages	Page 2 of 4

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	9 Dec 2014	AusNet Services	Post Legal review
0.3	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.4	19 Feb 2015	AusNet Services	Legal Review
0.5	27 Feb 2015	AusNet Services	Negotiation Draft
0.6	12 March 2015	Silver Spring Networks	Negotiation Draft
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 07 - Liquidated Damages	Page 3 of 4

SSN - Anx 07 - Liquidated Damages Liquidated Damages

2	Liquidated Damages

The Supplier must pay AusNet Services Liquidated Damages in respect of each *** listed below at the rates set out below, in accordance with clause 37 (Liquidated Damages) of the MPA. Liquidated Damages are AusNet Services' sole and exclusive remedy for the *** listed below and the Supplier's failure to meet the Milestones identified below in respect of a relevant ***.

Liquidated Damages Event	Liquidated Damages Daily Rate
***	***
***	***
2.1	Liquidated Damages Process

If a *** outlined in Section 2 above occurs, the process described in clause 37.1 (Liquidated Damages) of the MPA will be followed, prior to Liquidated Damages being payable by the Supplier.

SSN - Anx 07 - Liquidated Damages	Page 4 of 4

Annexure 08: Service Levels for Delivery AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview			3
2	Service Levels			4
	2.1	Equipment Delivery		4
		2.1.1	Quality of Equipment Delivery Service Levels	4
	2.2	Test Support		5

SSN - Anx 08 - Service Levels for Delivery	Page 2 of 7

SSN - Anx 08 - Service Levels for Delivery Service Levels

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	10 Dec 2014	AusNet Services	Post Legal review
0.3	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.4	19 Feb 2015	AusNet Services	Legal Review
0.5	6 March 2015	Silver Spring Networks	Post negotiation review
0.6	1 April 2015	AusNet Services	Defect response time adjustment
1.0	7 April 2015	AusNet Services	FINAL

References

The following documents are referred to in this Document.

Document Name
1. DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
2. DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 08 - Service Levels for Delivery	Page 3 of 7

SSN - Anx 08 - Service Levels for Delivery Service Levels

2	Service Levels

This Annexure states the minimum Service Levels that must be achieved by the Supplier in relation to the Services and Deliverables to be provided by Supplier under this Project Agreement.  The Service Levels specified in this Annexure are minimum requirements only.  It is expected that the performance of the Services and Deliverables will exceed the minimum levels specified.

Deliverables and Services delivered or provided by Supplier must comply, and allow AusNet Services to comply, with:

▪	***
▪	***.

***by the Supplier to AusNet Services under this Annexure.

2.1	Equipment Delivery

The Supplier will, in accordance with Section 7.1 of Annexure 02 – Scope of Work for Delivery, receive Purchase Orders from AusNet Services for Access Points, Relays, LAN Modems, Micro APs and other Equipment, to be delivered to specified locations by specified times.

2.1.1	Quality of Equipment Delivery Service Levels

After the end of each calendar month the Supplier will provide a Monthly Procurement and Logistics Report (D-28) in respect of that month. The total number of units in each class of Equipment that were delivered must be reported.

In addition, the Supplier will report (to the extent that the Supplier is reasonably aware of the following) the number of items of Equipment delivered during that calendar month that were:

▪	delivered to a shipping address other than the address specified on the Purchase Order;
▪	returned because they were not the correct item as per the Purchase Order;
▪	found to be damaged or Defective at the point of receipt; or
▪	not configured to an agreed configuration for the relevant item,
▪	each such item of Equipment being a “Defective Delivery Item”.

The following table shows the credits payable by the Supplier for breaches of the Service Levels set out in the following table. The total amount of credits payable under this section 2.1.2 in a calendar month will be capped at ***. For avoidance of doubt, this Service Level does not apply in respect of the delivery of Micro APs the subject of AusNet Services Input CI-40 (Micro AP Next Generation Meter Integration Option notification).

Service Level	Measurement Period	Credit
***	***	***
***	***	***
***	***	***

In the above table, the *** is calculated using the following formula:

***

SSN - Anx 08 - Service Levels for Delivery	Page 4 of 7

SSN - Anx 08 - Service Levels for Delivery Service Levels

2.2	Test Support

During the Acceptance Testing phases of the Project (being the completion of the AMI System Acceptance (MI-08) and End-to-End AMI System Acceptance (MI-12 and MI-13) Milestones), Defects will be classified by AusNet Services into the following Severity categories:

Severity	Definition	Impact
1 - Critical	*** • *** • *** • *** *** ***	*** • *** • *** • ***. *** ***
2 - High	*** • *** • *** • *** • *** • *** • ***.	*** • ***. • ***. • *** *** ***.
3 - Medium	A problem with a minor functional impact that has a work around, or the AMI System fails on some minor functionality that (if the AMI System were in production): • *** • *** • *** • ***.	*** • ***. • ***. • ***. *** ***.
4 - Low	*** • *** • *** • *** • ****	*** • ***. *** ***. *** ***.

SSN - Anx 08 - Service Levels for Delivery	Page 5 of 7

SSN - Anx 08 - Service Levels for Delivery Service Levels

Severity codes are used in order to determine appropriate response and resolution times. Response and resolution times are measured from when the Defect ownership is assigned to  the Supplier by AusNet Services. If the Defect is not resolved within the defined timeframe, continuous effort will be applied by the Supplier until the Defect is resolved. Service levels in the table below may be relaxed on a case by case basis based on complexity of the Defects and what impact it has on overall testing timelines. The decision to relax these service levels will be made by AusNet Services and the Supplier in Defect triage meetings.:

Severity Level	Response (Acknowledgement & Assignment) from time raised with the Supplier	Resolution from time assigned to the Supplier (Resolution Time)
1 - Critical	***	***.
2 - High	***	***.
3 - Medium	***	***.
4 - Low	***	*** a) *** b) *** c) ***

Table 1 - Severity & Resolution Time

SSN - Anx 08 - Service Levels for Delivery	Page 6 of 7

SSN - Anx 08 - Service Levels for Delivery Service Levels

The following table shows the Service Credits applicable for breaches of the Service Levels under this section 2.2 during *** but will be capped at a *** by the Supplier for Services for the applicable***.

Service Level	Measurement Period	Service Credit
***
***	***	***
***	***	***
***	***	***
***
***	***	***
***
***	***	***
***	***	***

SSN - Anx 08 - Service Levels for Delivery	Page 7 of 7

Annexure 10: Project Support Services AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3

2	Project Support Requirements		4

	2.1	Equipment and Deliverable Defects	4
	2.2	Supported Items	4
	2.3	Testing Support	4
	2.4	Support for System Integration	5
	2.5	Support for Pilot	5
	2.6	Support for Deployment and Installation (including Pilot)	5
	2.7	Training Services	5
	2.9	Supplier’s Release Requirements	6

SSN – Anx 10 – Project Support Services	Page 2 of 6

SSN – Anx 10 – Project Support Services Project Support Requirements

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	19 Feb 2015	AusNet Services	Legal Review
1.0	7April 2015	AusNet Services	FINAL

References

The following documents are referred to in this Document.

Document Name
1. DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
2. DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN – Anx 10 – Project Support Services	Page 3 of 6

SSN – Anx 10 – Project Support Services Project Support Requirements

2	Project Support Requirements

This Annexure details requirements for Support Services.

2.1	Equipment and Deliverable Defects

When, in the opinion of AusNet Services, the cause of any Defect is any of the Services or Deliverables, or the Supplier has specialist knowledge that can resolve the Defect, the Supplier must provide Support Services to AusNet Services, on AusNet Services’ request. Support Services includes, but is not limited to, the provision of specialist information or materials to resolve each Defect. Defects will be classified by AusNet Services according to their Severity, as they occur.

Where the Supplier becomes aware of a Severity 1 or 2 Defect, a Defect report must be created and submitted to AusNet Services’ Acceptance Test management team within *** of the Supplier becoming aware of the Defect.

Defect response and resolution Service Levels are set out in Annexure 08 – Service Levels for Delivery.

2.2	Supported Items

The Supplier must provide Support Services to AusNet Services by providing expert assistance for the following, which includes but is not limited to:

Item		Description
1.	NMS Software	Supplier provided Software including the NMS application Software, patches, supporting infrastructure Software (databases and middleware).
2.	Network Equipment	All Supplier provided Equipment including Access Points, Relays, Micro APs and LAN Modems.
2.3	Testing Support
▪

The Supplier’s support teams will be required to participate in, and support, all Acceptance Testing, during Acceptance Testing, for the following ***. The responsibilities of Supplier Personnel include (but are not limited to):

▪assisting AusNet Services to *** for testing the AMI System;
▪providing assistance to AusNet Services to *** of this Project Agreement;
▪*** AusNet Services’ ***
▪assisting AusNet Services to *** the AMI Solution;
▪*** with AusNet Services’ when information provided by AusNet Services is ***
▪*** by the Supplier;
▪***
▪***
▪*** will be provided in;
▪***
▪***.

It is anticipated that, to facilitate AusNet Services’ testing, the Supplier will*** Supplier Personnel (as required by AusNet Services) ***.

Throughout the testing phases, Supplier Personnel may be required to *** as agreed by the Acceptance Test team management.

SSN – Anx 10 – Project Support Services	Page 4 of 6

SSN – Anx 10 – Project Support Services Project Support Requirements

2.4	Support for System Integration
▪

The Supplier’s support teams will be required to participate in, and support, system integration phases, during the Term ***. The responsibilities of Supplier Personnel will include (but are not limited to):

▪assisting AusNet Services with ***
▪assisting AusNet Services in testing the integration of the AMI System into the AMI Solution***
▪assisting AusNet Services in testing of the ***
▪providing assistance to AusNet Services to *** of this Project Agreement;
▪liaising with AusNet Services’ *** of the AMI Solution;
▪*** by AusNet Services*** AusNet Services' *** provided by AusNet Services is***
▪*** by the Supplier; and
▪***

It is anticipated that, to facilitate AusNet Services’ testing, the Supplier will *** Supplier Personnel (as required by AusNet Services), ***.

2.5	Support for Pilot
▪	The Supplier’s support teams will be required to participate in, and support, the Pilot. The reAsponsibilities of Supplier Personnel will include (but are not limited to):
▪assisting AusNet Services in identifying locations for Pilot testing, and installation locations for Pilot Equipment;
▪assisting AusNet Services in developing a Pilot report, summarising the outcomes of the Pilot;

▪during the Pilot, analysing and resolving Defects identified by AusNet Services. This includes Defects clarification with the AusNet Services when information provided by AusNet Services is insufficient or requires explanation;

▪during the Pilot, having active involvement in regular Defect management meetings, through representation by the Supplier; and
▪confirming and meeting the response and resolution times for each Defect, based on the Severity classification in Annexure 08 – Service Levels for Delivery.

To facilitate AusNet Services’ testing, the Supplier will allocate on-site, Supplier Personnel, to assist with the activities mentioned above.

2.6	Support for Deployment and Installation (including Pilot)
▪

The Supplier’s support teams will be required to participate in, and support, the deployment planning and design (including for the Pilot). The responsibilities of Supplier Personnel include (but are not limited to):

▪assisting AusNet Services in ***
▪assisting AusNet Services in ***
▪assisting AusNet Services in ***
▪providing other assistance to AusNet Services in ***
▪liaising with AusNet Services’ ***of the AMI Solution***
▪working with nominated AusNet Services personnel ***regarding the operation of the AMI System.
2.7	Training Services
▪

The Supplier must provide training services to assist AusNet Services in the preparation of training materials and assist in the delivery of training on the installation and field aspects of the AMI System. These training services will include the development of best practice guides and provision of operational

SSN – Anx 10 – Project Support Services	Page 5 of 6

SSN – Anx 10 – Project Support Services Project Support Requirements

insights into the effective use of the AMI System. These services must be delivered prior to completion *** Annexure 03 – Project Plan.
2.8	Deployment and Installation Support Services

The Supplier Key Personnel must assist AusNet Services with the network asset design and construction approvals.

2.9	Supplier’s Release Requirements

The Supplier may provide Software and Firmware Updates, and make these available to AusNet Services. Update schedules must be provided to AusNet Services.

The Supplier will ensure that ***.

If Updates of the Software or Firmware alter interfaces or behaviour so that they don’t function as accepted in an earlier version or release, the Supplier will be responsible for all required rework of affected upstream and downstream systems.

Prior to the delivery of an Update, the Supplier is required to complete unit testing of the modifications to the AMI System and related interfaces, integration testing and technical testing of the Update.

Unless otherwise agreed by the Parties, when an Update is delivered, the Supplier is required to provide the following materials:

▪***
▪***
▪***must be provided or demonstrated to AusNet Services by the Supplier***
•***ensuring the AMI System ***
•***AMI System ***
•***AMI System can accommodate the ***
•***
•***.

SSN – Anx 10 – Project Support Services	Page 6 of 6

Annexure 11: Pricing for Delivery AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - Anx 11 - Project Plan Document Overview

1	Document Overview			3
2	General			4
3	Equipment and Product Charges			5
	3.1	Infill Equipment		5
	3.2	***		6
	3.3	Other Equipment and Products		7
	3.4	Project Equipment and Products		7
		3.4.1	***	7
		3.4.2	***	8
		3.4.3	***	9
4	Software Charges			10
	4.1	Software Licence Charges		10
	4.2	Software Support and Maintenance Charges		10
5	Project Services Charges			11
6	NMS Environment Charges			12
7	Other Charges			13
8	Invoices and Payment			14
	8.1	Equipment and Products		14
	8.2	Software		14
	8.3	Software Support and Maintenance		14
	8.4	Project Services and UIQ Appliance		15
	8.5	Managed Services and Software-as-a-Service		15
	8.6	Other		15
		8.6.1	Project Equipment and Field Service Units	15
		8.6.2	Travel and expenses	15
		8.6.3	***	16
		8.6.4	Transition Assistance	16
9	Adjustment to Charges			17
10	Volume Charges for Equipment			18
11	Smart Networks			19
	11.1	Software Licence Charges		19
	11.2	Software Support and Maintenance Charges		19
12	Enhanced Security			20
	12.1	Equipment and Product Charges		20
	12.2	Software Charges		20
	12.3	Project Services Charges		20
	12.4	NMS Environments Charges		21

SSN - Anx 11 - Pricing for Delivery	Page 2 of 21

SSN - Anx 11 - Project Plan Document Overview

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	09 Dec 2014	AusNet Services	Post Legal review
0.3	03 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.4	19 Feb 2015	AusNet Services	Legal Review
0.5	9 Mar 2015	Supplier	Update following negotiations.
0.6	23 Mar 2015	Supplier	Update for agreed pricing negotiations.
0.7	31 March 2015	AusNet Services	Minor correction and updates
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 11 - Pricing for Delivery	Page 3 of 21

SSN - Anx 11 - Project Plan General

2	General

Unless expressly stated otherwise in this Annexure, the following applies:

1.	All Equipment is Delivered ***
2.	All Charges excludes GST.
3.	All Charges are in United States Dollars (USD).

SSN - Anx 11 - Pricing for Delivery	Page 4 of 21

SSN - Anx 11 - Project Plan Equipment and Product Charges

3	Equipment and Product Charges

The Equipment and Product Charges for Coverage Area All Non-LC consists of Infill Equipment and ***, which in aggregate is required to achieve the Coverage Area All Non-LC Guarantee as set out in Annexure 2.  The Supplier is not entitled to invoice for Equipment in excess of the Infill Equipment and *** volumes specified in the sections directly below.

3.1	Infill Equipment

The following table lists the volume of Infill Equipment for Coverage Area All Non-LC.

Supplier description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 5 of 21

SSN - Anx 11 - Project Plan Equipment and Product Charges

3.2	***

The following table lists the volume of *** for Coverage Area All Non-LC.

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
2.	***.

SSN - Anx 11 - Pricing for Delivery	Page 6 of 21

SSN - Anx 11 - Project Plan Equipment and Product Charges

3.3	Other Equipment and Products

The Product listed below is not subject to *** volumes.

Item	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
Total				***

3.4	Project Equipment and Products

The Project Equipment listed in Sections 3.4.1 to 3.4.3 below, relates to non-production Environments that are not subject to the *** volumes.

3.4.1	***

The following table lists the volume of Equipment and Products for the ***.

Supplier Description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 7 of 21

SSN - Anx 11 - Project Plan Equipment and Product Charges

3.4.2	***

The following table lists the volume of Equipment and Products for the ***.

Supplier Description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 8 of 21

SSN - Anx 11 - Project Plan Equipment and Product Charges

3.4.3	***

The following table lists the volume of Equipment and Products for ***.

Supplier Description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 9 of 21

SSN - Anx 11 - Project Plan Software Charges

4	Software Charges
4.1	Software Licence Charges

The tables below list the Software Licences Charges for Coverage Area All Non-LC.

*** Licence	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***
2.	***.
4.2	Software Support and Maintenance Charges

The tables below list the Software Support and Maintenance Charges.

*** Licence	Catalogue Number	Quantity (Years)	Annual Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
2.	***.

SSN - Anx 11 - Pricing for Delivery	Page 10 of 21

SSN - Anx 11 - Project Plan Project Services Charges

5	Project Services Charges

The following Charges apply to Project Services items.

Service	Catalogue Number	Fixed Charge (USD)	Fixed Charge (AUD)
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total		***	***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 11 of 21

SSN - Anx 11 - Project Plan NMS Environment Charges

6	NMS Environment Charges

The following Charges apply to the NMS Environments items.

Item	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
2.	***.
3.	***.

SSN - Anx 11 - Pricing for Delivery	Page 12 of 21

SSN - Anx 11 - Project Plan Other Charges

7	Other Charges

The following Charges apply to other items.

Item	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	Travel and expenses are an estimate and the Supplier will invoice the actual cost of the travel and expenses that are reasonably incurred in the provision of the Services.
2.	***.
3.	***.
4.	***.

SSN - Anx 11 - Pricing for Delivery	Page 13 of 21

SSN - Anx 11 - Project Plan Invoices and Payment

8	Invoices and Payment
8.1	Equipment and Products

AusNet Services must inspect the Equipment and Products within *** following Delivery (the Inspection Period) to ascertain correct quantities and identify visible damage or deviation from the relevant Delivery Manifest. Upon notice to the Supplier within the Inspection Period, the Supplier will *** replace all damaged or incorrect Equipment and Products to comply with the Purchase Order to which the Delivery Manifest relates.  AusNet Services failure to provide such notice to Supplier within the Inspection Period constitutes receipt of the Equipment and Products.

a)	Upon receipt of the Equipment and Products, the Supplier will invoice for:
1.	*** the value of the Equipment and Products delivered***
2.	*** for the Equipment and Products delivered; and
3.	*** for the Equipment and Products delivered***

AusNet Services will pay that invoice within 30 days of the invoice date.

b)	The Supplier will invoice for the *** of the value of the Equipment and Products, upon the earlier of:
1.	*** from receipt of the Equipment and Products; or
2.	*** in which the Equipment and Products are ***.

If the Supplier has not completed *** it will not be entitled to issue an invoice for the *** AusNet Services ***.

*** delivered to AusNet Services by the Supplier in response to the Supplier's receipt of AusNet Services Input*** will be invoiced by the Supplier on *** AusNet Services and paid by AusNet Services in accordance with ***.

8.2	Software

Following Milestone *** the Supplier will:

a)	***.
b)	***

AusNet Services will pay on the earlier of:

1.	***.
2.	***.
8.3	Software Support and Maintenance

Following acceptance of *** (Anniversary Date) the Supplier will invoice for Software Support and Maintenance as set out in Section 4.2 for Charges *** for the number of active AMI Meters on the Anniversary Date.  Payment for the Software Support and Maintenance Charges is pursuant to clause 6.1 of the MPA.

If AusNet Services fails to pay the Software Support and Maintenance Charges, but later wishes to reenrol in Software Support and Maintenance as set out in Annexure 25 – Software Maintenance and Support, then AusNet Services may reenrol only upon payment of the Software Support and Maintenance Charges for all Charges that would have been paid had AusNet Services not discontinued Software Support and Maintenance.

SSN - Anx 11 - Pricing for Delivery	Page 14 of 21

SSN - Anx 11 - Project Plan Invoices and Payment

8.4	Project Services and UIQ Appliance

The Supplier will invoice for Project Services as set out in Section 3.7 of this Annexure *** as set out in Section 6 of this Annexure, upon Milestone acceptance for the Milestones and amounts in the table below.  Payment for the Milestones is pursuant to clause 6.1 of the MPA.

Milestone	Milestone %	Total Cost (USD)	Total Cost (AUD)
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total	***	***	***
8.5	Managed Services and Software-as-a-Service

The Supplier will invoice for Managed Services, disengagement of Managed Services and Software-as-a-Service as described in Section 6 of this Annexure *** and payment for these Services is pursuant to clause 6.1 of the MPA.

Invoices for such Services are based on the greater of ***.

A minimum term of ***. The minimum term of *** will commence on ***.

8.6	Other
8.6.1	Project Equipment and Field Service Units

AusNet Services must inspect the Project Equipment and *** within 2 Business Days following Delivery (the Inspection Period) to ascertain correct quantities and identify visible damage or deviation from the relevant Delivery Manifest. Upon notice to the Supplier within the Inspection Period, the Supplier will *** replace all damaged or incorrect Project Equipment *** to comply with the Purchase Order to which the Delivery Manifest relates.  AusNet Services failure to provide such notice to Supplier within the Inspection Period constitutes receipt of the Project Equipment ***, as applicable.

Upon receipt of the Project Equipment ***, the Supplier will invoice for

1.	the Project Equipment and *** delivered,
2.	*** for the Project Equipment and *** delivered, and
3.	*** for the Project Equipment and *** delivered.

AusNet Services will pay that invoice pursuant to clause 6.1 of the MPA, following the acceptance of Milestone MI-04 (Technical and functional acceptance complete).

8.6.2	Travel and expenses

The Supplier will invoice for travel and expenses on a monthly basis for all travel and expenses incurred in the provision of the Services and not previously invoiced.  Payment for travel and expenses is pursuant to clause 6.1 of the MPA.

SSN - Anx 11 - Pricing for Delivery	Page 15 of 21

SSN - Anx 11 - Project Plan Invoices and Payment

8.6.3	***

***.

8.6.4	Transition Assistance

If AusNet Services elects to receive Transition Assistance as described in Annexure 15 – Transition Assistance, then the Supplier will invoice for the Transition Assistance in ***. Payment for Transition Assistance is pursuant to clause 6.1 of the MPA.

SSN - Anx 11 - Pricing for Delivery	Page 16 of 21

SSN - Anx 11 - Project Plan Adjustment to Charges

9	Adjustment to Charges

The Charges for Software, Products, Software Support and Maintenance Services and all other Services specified in this Annexure will be revised *** on 1 January each year, commencing *** for all Software, Products, Software Support and Maintenance Services to be delivered, in accordance with the following formula:

***

***

***

***

***

a)	***
b)	***.

SSN - Anx 11 - Pricing for Delivery	Page 17 of 21

SSN - Anx 11 - Project Plan Volume Charges for Equipment

10	Volume Charges for Equipment

Volume Charges for Products are pursuant to the Schedule to the MPA

SSN - Anx 11 - Pricing for Delivery	Page 18 of 21

SSN - Anx 11 - Project Plan Enhanced Security

11	Smart Networks

Following acceptance of ***  the Supplier will invoice for the Charges in Sections 11.1 and 11.2 below. Payment is pursuant to clause 6.1 of the MPA.

11.1	Software Licence Charges

The table below lists the Charges for Software licences for Smart Networks.

Item	Catalogue Number	Quantity	Unit Price (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
11.2	Software Support and Maintenance Charges

The table below lists the Software Support and Maintenance Charges for Smart Networks.

Item	Catalogue Number	Quantity	Unit Price (USD)	Total Cost (USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
2.	***.

SSN - Anx 11 - Pricing for Delivery	Page 19 of 21

SSN - Anx 11 - Project Plan Enhanced Security

12	Enhanced Security

***

12.1	Equipment and Product Charges

The following table lists the volume of Equipment and Products for the enhanced security.

Supplier description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost
(USD)
***	***	***	***	***
Total				***

Notes:

1.	***.
12.2	Software Charges

The following table lists the Software required for the enhanced security.

Supplier description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost
(USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.
2.	***.
12.3	Project Services Charges

The following table lists the Project Services required for the***.

Supplier description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost
(USD)
***	***	***	***	***
***	***	***	***	***
Total				***

SSN - Anx 11 - Pricing for Delivery	Page 20 of 21

SSN - Anx 11 - Project Plan Enhanced Security

12.4	NMS Environments Charges

The following table lists the Managed Services required for ***.

Supplier description	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost
(USD)
***	***	***	***	***
***	***	***	***	***
Total				***

Notes:

1.	***.

SSN - Anx 11 - Pricing for Delivery	Page 21 of 21

Annexure 15: Transition AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview	3
2	Transition	4
	2.1 Introduction	4
	2.2 Transition Plan	4
	2.3 Specifications for Transition Plan	4
	2.4 Duration of Termination Assistance	5
	2.5 Hand-back Provision	5
	2.6 Removal of Property	5
	2.7 Providing Data	5
	2.8 Knowledge Transfer	6
	2.9 Resources Transfer	6
	2.10 Operational Transition	6
	2.11 Extension of Transition Period	6
	2.12 Reduction of Transition Period	6
	2.13 Business Continuity During Transfer	7

SSN - Sch 15 - DisengagementTransition

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	9 Dec 2014	AusNet Services	Post Legal review
0.3	6 Jan 2015	Supplier	Supplier Review
0.4	19 Feb 2015	AusNet Services	Legal Review
0.5	26 Feb 2015	Negotiation version	Negotiation
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SN – Sch- 15 - Disengagement	Page 3 of 7

SSN - Sch 15 - DisengagementTransition

2	Transition
2.1	Introduction

This Annexure sets out the obligations of the Supplier and AusNet Services with respect to the Supplier's provision of assistance required to transition any Services being provided by the Supplier at the date of termination of this Project Agreement ("Transition Assistance") to AusNet Services or to an AusNet Services’ nominated third party contractor (such third party being the “New Supplier”).

Despite any other provision in this Annexure, any Supplier’s obligation to supply information (whether recorded or oral) to AusNet Services under this Annexure is subject to the intellectual property provisions of the Project Agreement, and the Supplier being lawfully entitled to supply the information to AusNet Services.

In this Annexure, all references to AusNet Services include a nominee of AusNet Services, as provided in the Project Agreement.

The provision of Transition Assistance is subject at to AusNet Services complying with its obligation to pay the Supplier any Charges applicable to the performance of the Transition Assistance.

The cap on the Supplier's demobilisation costs under clause 38.4 of the MPA does not apply to Transition Assistance.

2.2Transition Plan

Following *** of AusNet Services’ written request for Transition Assistance, and, subject to Section 2.4 of this Annexure, for Charges mutually agreed by the Parties in the transition plan, the Supplier will deliver to AusNet Services, a draft plan for transition. The Supplier will deliver to AusNet Services (within *** after receiving AusNet Services’ requested changes) a final transition plan incorporating any reasonable changes requested by AusNet Services, to which Supplier has agreed.  Once all changes requested by AusNet Services have been incorporated into the transition plan, AusNet Services will approve it by written notice to the Supplier ("Transition Plan").

AusNet Services may request, and the Supplier must provide, an updated draft transition plan for approval by AusNet Services (at its discretion), at such intervals or times as AusNet Services considers appropriate.

The Supplier must review and update the Transition Plan accepted by AusNet Services from time to time and, at a minimum, on an annual basis. The Supplier and AusNet Services will follow the process specified in clause 23.4 of the MPA to finalise and accept updates to the Transition Plan.

2.3Specifications for Transition Plan

The Supplier must ensure that the Transition Plan specifies:

(a)	(a)the titles and roles (but not specific names) of Supplier Personnel and other resources that will perform the Transition Assistance;
(b)	(b)all things necessary to effect Transition Assistance as efficiently as possible;
(c)

(c)a timetable and process for effecting Transition Assistance that will deal with each of the issues in this Section 2.3 and will enable the AusNet Services Entities to complete transition as quickly as possible, without disrupting the quality of the Services or Deliverables;

(d)	(d)the governance and reporting to be provided by the Supplier in relation to the transition;
(e)	(e)any impacts on systems, or dependencies on actions of AusNet Services in relation to Transition Assistance;
(f)	(f)any contracts to be novated;

SN – Sch- 15 - Disengagement	Page 4 of 7

SSN - Sch 15 - DisengagementTransition

(g)	(g)any other item necessary to achieve an effective, efficient and prompt transition from the Supplier to the New Supplier; and
(h)	(h)suitable Acceptance Criteria for Acceptance Testing in respect of the Transition Assistance.

2.4Duration of Termination Assistance

Unless the Parties otherwise agree, the Supplier will supply Transition Assistance for a period of 3 months from receipt of a request for Transition Assistance from AusNet Services ("Transition Period").

The Supplier will provide Transition Assistance at ***.  For all other Transition Assistance, the cost of Transition Assistance will be as detailed in Annexure 11 – Pricing for Delivery.

Within 10 Business Days from the commencement of the Transition Assistance, each Party shall appoint, and notify the other Party of, a suitably qualified representative to act as its single point of contact for the Transition Assistance.

2.5Hand-back Provision

2.5(a)The Supplier will, within *** of the end of the Transition Period:

•	remove Supplier owned equipment from AusNet Services’ facilities (subject to Section 2.5(b) of this Annexure);
•	restore AusNet Services equipment and facilities used by Supplier, to the condition they were originally supplied in, subject to reasonable wear and tear;
•	return any furnishings, fixtures, and other assets used by the Supplier to perform Services which are:
-	owned or leased by AusNet Services;
-	reasonably required for transition of the relevant Services and to be purchased by the New Supplier from the Supplier; and
•	return any AusNet Services equipment, devices or licences.
2.5(b)	If the Supplier does not comply with Section 2.5(a) of this Annexure, AusNet Services reserves the right, following *** prior written notice to the Supplier, to:
•	disconnect, remove, or de-energise Supplier equipment from AusNet Services facilities; and
•	***.

2.6Removal of Property

Prior to removing any documents, equipment, software or other property from any AusNet Services’ facility used by the Supplier to perform the Services, the Supplier will provide 5 Business Days’ prior written notice to AusNet Services identifying the property it intends to remove.  Such identification will be in sufficient detail to inform AusNet Services of the nature and ownership of such property.

The Supplier will not remove any property without AusNet Services’ prior consent (which shall not be unreasonably withheld or delayed) and shall comply with the reasonable procedures established by AusNet Services for the decommissioning or removal of property from AusNet Services facilities or premises.

2.7Providing Data

The Supplier will provide AusNet Services with data specific to AusNet Services deployment, and any other relevant data reasonably requested by AusNet Services.

SN – Sch- 15 - Disengagement	Page 5 of 7

SSN - Sch 15 - DisengagementTransition

2.8Knowledge Transfer

Subject to the terms of this Project Agreement (including the restrictions referred to in Section 2.1 of this Annexure), the Supplier will transfer its knowledge regarding the Services, AusNet Services’ requirements, and related topics to facilitate the provision of services by the New Supplier.  This will include:

▪	providing the New Supplier with information that is ***and providing such information as necessary for the New Supplier ***the operations of AusNet Services, including by providing:
•	***
•	***
•	***
•	*** of AusNet Services and third party personnel, and the Supplier Personnel during the Transition Period;
▪	providing *** to the New Supplier’s personnel in the ***
▪	permitting AusNet Services to ***
▪	***
▪	***
▪	***
▪	*** as and when requested by AusNet Services.

2.9Resources Transfer

The Supplier will provide to AusNet Services all reasonable assistance required for the transfer of resources, including use of Software which is licensed to AusNet Services by the Supplier ("Resources"):

Subject to the Supplier's right to redact any Confidential Information or any Intellectual Property Rights that are proprietary to the Supplier, the Supplier must return to AusNet Services or destroy (at AusNet Services' option and expense) all copies of the Procedure Manual in the Supplier’s possession or control.

2.10Operational Transition

The Supplier will perform all activities required to effect a smooth transition of operational responsibility. This will include:

▪	***
▪	*** With respect to such work or projects***
▪	providing *** including;
•	subject to the terms of this Project Agreement, providing AusNet Services with the***
•	providing and coordinating ***in notifying AusNet Services’ ***
•	providing***to AusNet Services in ***
•	subject to the terms of this Project Agreement, *** by AusNet Services used to provide the Services, including those for ***
•	assisting AusNet Services in ***
•	providing***
•	continuing *** through to the date of termination.

2.11Extension of Transition Period

The Parties may agree to extend the timetable for the provision of Transition Assistance set out in the Transition Plan at least *** before the date on which the relevant Transition Assistance was due to be completed.

2.12Reduction of Transition Period

AusNet Services may shorten the timetable for Transition Assistance set out in a Transition Plan by giving the Supplier at least *** notice ("Reduction Notice").

SN – Sch- 15 - Disengagement	Page 6 of 7

SSN - Sch 15 - DisengagementTransition

2.13Business Continuity During Transfer

The Supplier will provide reasonable assistance to support AusNet Services’ requirements for business continuity during the Transition Period.  This will include:

▪	***used by the Supplier to ***
▪	***AusNet Services of ***
▪	*** through the Transition Period to***
▪	as requested by AusNet Services*** after the Transition Period***.

SN – Sch- 15 - Disengagement	Page 7 of 7

Annexure 17: Escrow Agreement AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

SSN – Anx 17 – Escrow Agreement

Annexure 17 - Escrow Agreement

The Multi Licensee Deposit Account Software Escrow Agreement dated 4 April 2007 (“Escrow Agreement”), attached as Appendix 1 to this Annexure, applies to this Project Agreement, with such modifications or amendments as specified in the Project Agreement.

To the extent of any inconsistency, the terms applicable to Escrow specified in the Project Agreement will override the terms of the Escrow Agreement.

(i)The fees applicable to the Escrow Agreement are detailed in Appendix 2 to this Annexure.

The details of items to be deposited into escrow are contained in Appendix 3 to this Annexure.

SSN - Anx 17 - Escrow Agreement	Page 2 of 22

SSN – Anx 17 – Escrow Agreement

APPENDIX 1 – ESCROW AGREEMENT

Multi Licensee Deposit Account

Software and Manufacturing Know How Escrow
Agreement

(Premium Solution)

Date	April 4, 2007
Licensor	Silver Spring Networks, Inc.
Agreement Number	38105 and 41932

SSN - Anx 17 - Escrow Agreement	Page 3 of 22

SSN – Anx 17 – Escrow Agreement

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

SSN - Anx 17 - Escrow Agreement	Page 4 of 22

SSN – Anx 17 – Escrow Agreement

© NCC Group 1984-2006	USML Dep Ag Prem

Escrow Agreement Dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at (Licensoraddress) (“Licensor”); and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731Technology Drive, Suite 880, San Jose, California 95110, USA (NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.
(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of licensor or a third party.
(C)

Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)

The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation
1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto,

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix l, for the setting up of a Deposit Account.

“Deposit form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

“Full Verification” means the tests and processes forming NCC Group’s full verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group’s integrity Testing service, in so for as they can be applied to the Escrow Material.

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted: and

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1.1.2	whom Licensor has approved for registration under a Deposit Account Agreement; and
1.1.3

who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee:

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is made.

“Letter of Intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit or and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are explicitly permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof Licensed to Licensee under the License Agreement details of which are set out in Schedule l of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:
1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;
1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and
1.2.3	all references to a party or parties are references to a party or parties to this Agreement.
2	Deposit Accounts
2.1

Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each Signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.
2.3

For the avoidance of doubt, if the Escrow Material to be deposited is an update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor’s Duties and Warranties
3.1	Licensor shall:
3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives on executed Deposit Account Agreement;
3.1.2

deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;
3.1.4

deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5	deliver with each deposit of the Escrow Material of Deposit form which includes the following information:
3.1.5.1	details of the deposit including the full name of the software (i.e. the original name as

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set out under Schedule l to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material;
3. 1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):
3.1.6. l	documentation describing the procedures for building, compiling and installing the Software, including names and versions of the development tools;
3.1.6.2	Software design information (e.g. module names and functionality); and
3.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and
3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.
3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:
3.2.1	it has the full right, ability and authority to deposit the Escrow Material:
3.2.2

in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3

the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4	Licensee’s Responsibilities and Undertakings
4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.
4.2	In the event that the Escrow Material is released under Clause 7, Licensee shall:
4.2.1	keep the Escrow Material confidential at all times;
4.2.2	use the Escrow Material only for the Release Purposes;
4.2.3

not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors, Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and
4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.
5	NCC Group’s Duties
5.1	NCC Group shall:
5.1 .l	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;
5.1.2	notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement: and
5. 1.3

Inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

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5.2

In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3

NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.
6	Payment
6.1

The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2

If NCC Group is required to perform any additional or extraordinary services as a result of being on escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3

NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4

All invoices are payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5

In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.
7	Release Procedures
7.1

Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duty authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2

Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:
7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and
7.3.2

unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof,

NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

7.4

Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.

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7.6

If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes
8.1

Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties tor testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event of the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2

If the arbitrator finds that a Release Event existed of the time of delivery of the Notice to NCC Group. NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3

The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4

IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT., OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality
9 .l	The Escrow Material shall remain at all times the confidential and intellectual property of Licensor
9.2	In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.
9.3

Subject to Clause 9.4. NCC Group agrees to keep all Confidential information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4

NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

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9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).
10	Intellectual Properly Rights
10.1

The release of the Escrow Material Licensee will not act as an assignment of any intellectual Property Rights that Licensor or any third party possesses in the Escrow Material, However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2

The intellectual Property Rights in the integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification
11.1

NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.
11.3

Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4

If the Escrow Material falls to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5

Should the Escrow Material deposited fail to satisfy NCC Group’s integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within l4 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability
12.1	Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.
12.2

Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party, its employees, agents or sub-contractors and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance or this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.

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12.4

NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5

Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

13	Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duly hereunder.

14	Term and termination
14.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.
14.2

If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue. NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s Invoice, If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested. NCC Group shall provide appropriate documentation to assist in such recovery.

14.3

Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4

Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirely, licensor and licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period. NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been  terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.
14.6

If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow Material to Licensor.

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14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.
14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirely with the written consent of all Licensees.
14.9	A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.
14.10

If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirely. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

l4.11

The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12

If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6.9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.
14.14

On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

l4.l5	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.
15	General
15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:
15.1.1	a change of its name, principal office, contact address or other contact details; and
15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.
15.2	This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.
15.3

This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4

Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mall (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	if delivered by hand or courier, one day following the time of delivery;
(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);
(iii)

if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

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15.5

Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6

NCC Group shall not be entitled to transfer or assign this Agreement without the Prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all licensees.

l 5.7	This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.
15.8

if any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, if shall, to the extent of such illegality, invalidity or unenforceability, be. deemed severable and the remaining part of the provision and rest of the provisions of this Agreement shall continue in full force and effect.

15.9

Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10

The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action. act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month’s notice in writing.

15.11

No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

15.13

NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide licensor and all licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that licensor and licensee be provided with no less than thirty (30) days advance written notice of cancellation of the staled coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liabilities	$1,000,000 Each Occurrence

Signed for and on behalf of Silver Spring Networks, lnc.
Name: …***……………………………………	|	/s/ ***………………………………….……
Position: …Direct, Finance………………………..………	|		(Authorized Signatory)

SSN - Anx 17 - Escrow Agreement	Page 13 of 22

SSN – Anx 17 – Escrow Agreement

© NCC Group 1984-2006	USML Dep Ag Prem

Signed for and on behalf of NCC GROUP, INC.
Name: …***……………………………………	|	/s/ ***………………………………….…… …………
Position: …Direct, Finance………………………..………	|		(Authorized Signatory)

SSN - Anx 17 - Escrow Agreement	Page 14 of 22

SSN – Anx 17 – Escrow Agreement

© NCC Group 1984-2006	USML Dep Ag Prem

Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:	[Agreement Number]
Product Name:	[Software Name]
Date:
DEPOSITOR DETAILSCompany Name:	Technical Contact:
Address:	Signature:
Position:
Telephone No:	Email Address:
MATERIAL DETAILS
Media Type (e.g. Disc, Tape etc.)	Number of media items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Document (please give location on media, e.g. \ docs\build):
what Hardware was used to create the media deposit?
what Operating System was used?
what Backup Command/Software was used?
what Software Compression has been used?
what Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

SSN - Anx 17 - Escrow Agreement	Page 15 of 22

SSN – Anx 17 – Escrow Agreement

The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your initial/first deposit, please fill in Section 1.

If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:	Initial Deposit (First Deposit) - Is this a complete deposit?
☐ YES ☐ NO if NO, please indicate when the rest of the deposit will be sent

SECTION 2:	Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?
☐ YES ☐ NO
If YES, would you like the past deposit(s) to be:
☐ RETAINED ☐ RETURNED ☐ DESTROYED *For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of delivery to NCC Group
(Tick ‘ALL’ if all previous deposits): ☐ All ☐ SPECIFIC DEPOSIT(S):

Signature:	Date material received by
of Recipient:	NCC Group:

SSN - Anx 17 - Escrow Agreement	Page 16 of 22

SSN – Anx 17 – Escrow Agreement

© NCC Group 1984-2006	USML Dep Ag Prem

Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”); and
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”)

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number                        dated                        (“Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1	This agreement is a Deposit Account Agreement (as defined in the Agreement).
2	This Deposit Account Agreement is supplemental to and governed by the terms and conditions of the Agreement.
3	This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1below.
4	NCC Group’s fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Silver Spring Networks, Inc.

Name:		|
	………………………………………………………….		…………………………………………………………
Position:		|	(Authorized Signatory)
…………………………………….………………….
Date:		|
………………………………………………………….
Signed for and on behalf of NCC GROUP, INC.

Name:		|
…………………………………………………………..			…………………………………………………………
Position:		|	(Authorized Signatory)
………………………………………………………..
Date:		|
…………………………………………………………..

SSN - Anx 17 - Escrow Agreement	Page 17 of 22

SSN – Anx 17 – Escrow Agreement

© NCC Group 1984-2006	USML Dep Ag Prem

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at [Licensoraddress] (“Licensor”);
(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”); and
(3)	Licensee’s Name:

whose principal office is at

(“Licensee”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105 and 41932 dated                       (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s)                       dated,                       both between Licensor and NCC Group.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.

Licensee agrees to defend and indemnity NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s negligence or intentional misconduct.

4.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

SSN - Anx 17 - Escrow Agreement	Page 18 of 22

SSN – Anx 17 – Escrow Agreement

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	L ICENSOR	LICENSEE
1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee Termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.
7.	The Release Events for the undersigned Licensee are as follows:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or

relevant Deposit Account Agreement.

SSN - Anx 17 - Escrow Agreement	Page 19 of 22

SSN – Anx 17 – Escrow Agreement

7.	The Release Events for the undersigned Licensee are as follows:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor: or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iv)	Licensor takes any corporate action authorizing any of the foregoing; or
(v)	any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3. above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor or any successor ceases to carry on its business or the part of its business which relates to the Software; or

Name:		|
	………………………………………………………….		…………………………………………………………
Position:		|	(Authorized Signatory)
…………………………………….………………….
Date:		|
………………………………………………………….

Signed for and on behalf of Silver Spring Networks, Inc.

Name:		|
	………………………………………………………….		…………………………………………………………
Position:		|	(Authorized Signatory)
…………………………………….………………….
Date:		|
………………………………………………………….
Signed for and on behalf of NCC GROUP, INC.

Name:		|
…………………………………………………………..			…………………………………………………………
Position:		|	(Authorized Signatory)
………………………………………………………..
Date:		|
…………………………………………………………..

(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of (Licenseename)

SSN - Anx 17 - Escrow Agreement	Page 20 of 22

SSN – Anx 17 – Escrow Agreement

APPENDIX 2 – ESCROW FEES – (USD)

•	Annual escrow fee for new hardware deposit account under 41932: $900
•	Registration onto 38105 master agreement: $500
•	Registration onto 41932 master agreement: $500
•	Release fee (if NCC Group release the code held in escrow): $515
•	Updated deposit fee: free, unlimited deposits included

SSN - Anx 17 - Escrow Agreement	Page 21 of 22

SSN – Anx 17 – Escrow Agreement

APPENDIX 3 - LICENSED SOFTWARE & EQUIPMENT DESIGNS

The Software and Equipment designs covered by this Escrow Agreement include:

Item	Description
1.	Source code for all Software and Firmware
2.	Any Supplier developed tools required to compile or test any Software or Firmware
3.	Installation guides, user guides and Release Notes
4.	Compilation instructions, and identify and provide any Software development tools, and any specific instructions that are needed, to compile code
5.	Bills of material and fabrication designs (for all Product hardware)
6.	Contact information for all the Supplier's relevant manufacturers
7.	Security artefacts, including but not limited to X.509 certificates for the back-office applications, operator, root and manufacturing stations in the Silver Spring PKI (Public Key Infrastructure)

SSN - Anx 17 - Escrow Agreement	Page 22 of 22

Annexure 19:
Financial Undertaking

AMI System

AusNet Electricity Services Pty Ltd ABN 91 064 651 118

Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - Anx 19 - Financial Undertaking

Annexure 19 – Financial Undertaking

“THIS IS A DRAFT COPY OF THE GUARANTEE. THIS DRAFT COPY DOES NOT CONVEY ANY ENGAGEMENT OR OBLIGATION ON THE PART OF *** THIS DRAFT IS NOT A PRELIMINARY ADVICE OF ISSUANCE OF THE GUARANTEE. ***DOES NOT UNDERTAKE TO ISSUE A GUARANTEE AS PER THIS DRAFT”.

BANK GUARANTEE REF. (REF NO)

*** ISSUE ITS DEMAND GUARANTEE  (INSTRUMENT) AS FOLLOWS:

TYPE OF INSTRUMENT: *** INSTRUMENT NO:	[INSERT *** REFERENCE NUMBER]

APPLICANT:    SILVER SPRING NETWORKS, INC., ***

                          555 BROADWAY STREET, REDWOOD CITY CA 9406, U.S.A

BENEFICIARY:  AUSNET SERVICES ELECTRICITY PTY LTD ***

UNDERLYING RELATIONSHIP: APPLICANT IS PROVIDING ADVANCED METERING NETWORK PRODUCTS AND                                                   SERVICES TO BENEFICIARY UNDER THE MASTER PROCUREMENT.

MAXIMUM AMOUNT: ***

PLACE OF PRESENTATION: ***

FORM OF PRESENTATION: PAPER DELIVERED PERSONALLY, BY COURIER OR POST ONLY TO ***.

REQUIRED DOCUMENTS: NOT APPLICABLE

REQUIRED LANGUAGE: DEMANDS, DOCUMENTS AND NOTICES ISSUED OR REQUIRED IN CONNECTION WITH THIS INSTRUMENT SHALL BE IN THE LANGUAGE OF THE INSTRUMENT.

EXPIRY:  ON THE FIRST TO HAPPEN OF *** RECEIVING NOTICE FROM THE BENEFICIARY AT *** OFFICE THAT THIS                           INSTRUMENT IS NO LONGER REQUIRED, (II) *** HAS PAID THE MAXIMUM AMOUNT, (III) THE RETURN OF THIS                    INSTRUMENT TO *** OR (IV) 4:00 PM ON *** AT*** THIS BANK GUARANTEE                 WILL  EXPIRE ON *** (HEREINAFTER CALLED THE ‘’EXPIRY DATE’’) ,  AND SUBJECT TO CLAUSES 3 AND 7                   BELOW.

PARTY LIABLE FOR CHARGES: ALL CHARGES ARE FOR THE ACCOUNT OF THE *** ISSUE DATE:(INSERT DD/MM/YYYY)

TERMS:

1.

*** IRREVOCABLY UNDERTAKES TO PAY THE BENEFICIARY ANY SUM OR SUMS NOT EXCEEDING IN AGGREGATE THE MAXIMUM AMOUNT UPON PRESENTATION IN THE FORM INDICATED ABOVE TO *** OF THE BENEFICIARY’S COMPLIANT DEMAND TOGETHER WITH THE REQUIRED DOCUMENTS (IF ANY) LISTED ABOVE.

2.

DEMANDS CAN ONLY BE MADE BY THE BENEFICIARY AND MUST: (I) BE MARKED AS DRAWN UNDER THIS INSTRUMENT, (II) REQUEST PAYMENT OF ALL OR PART OF THE MAXIMUM AMOUNT AND (III) SPECIFY THE BANK ACCOUNT OF THE BENEFICIARY INTO WHICH PAYMENT IS TO BE MADE BY ***

3.

DEMANDS AND REQUIRED DOCUMENTS (IF ANY) MUST BE RECEIVED AT *** ON OR BEFORE THE EXPIRY OF THE INSTRUMENT AND ON A DAY WHEN *** OFFICE IS OPEN FOR GENERAL BANKING BUSINESS (BANKING DAY).  IF THE DATE UPON WHICH AN INSTRUMENT EXPIRES IS NOT BANKING DAY, THE INSTRUMENT WILL EXPIRE ON THE NEXT BANKING DAY*** WILL NOT RECOGNISE OR PAY A DEMAND MADE AFTER THE EXPIRY OF THIS INSTRUMENT.

4.	OTHER NOTICES IN CONNECTION WITH THIS INSTRUMENT MUST BE SIGNED AND DELIVERED PERSONALLY, BY COURIER OR BY POST TO ***
5.

PAYMENTS UNDER THIS INSTRUMENT WILL BE MADE ELECTRONICALLY TO AN ACCOUNT OF THE BENEFICIARY ONLY, WITHOUT *** GIVING PRIOR NOTICE OF THE PAYMENT TO THE APPLICANT, DESPITE THE APPLICANT GIVING ANY NOTICE TO *** NOT TO PAY THE AMOUNT PAYABLE UNDER THIS INSTRUMENT, WITHOUT REGARD TO THE PERFORMANCE OR NON-PERFORMANCE OF THE APPLICANT OR BENEFICIARY UNDER THE UNDERLYING RELATIONSHIP IN ANY RESPECT AND NOTWITHSTANDING ANY ALTERATIONS TO THE TERMS OF THE UNDERLYING RELATIONSHIP OR ANY EXTENSIONS OF TIME OR ANY OTHER FORBEARANCE OR INDULGENCE BY THE BENEFICIARY OR APPLICANT TO THE OTHER.

6.

*** MAY RELY ENTIRELY ON THE FACE ALONE OF ANY DEMAND, NOTICE OR REQUIRED DOCUMENT PRESENTED TO IT, WITHOUT MAKING ANY FURTHER ENQUIRIES OR VERIFYING THE AUTHENTICITY, CORRECTNESS OR COMPLETENESS OF A DEMAND, NOTICE OR REQUIRED DOCUMENT.

7.

***  MAY AT ANY TIME, WITHOUT BEING REQUIRED TO DO SO, PAY THE BENEFICIARY THE MAXIMUM AMOUNT OR, AFTER HAVING MADE A PART PAYMENT OF THE MAXIMUM AMOUNT, THE BALANCE OUTSTANDING OR ANY LESSER AMOUNT THAT THE BENEFICIARY MAY REQUIRE AND THEREUPON THIS INSTRUMENT EXPIRES.

8.	THE BENEFICIARY MUST RETURN THIS INSTRUMENT TO *** OFFICE IMMEDIATELY AFTER IT EXPIRES.
9.	THIS GUARANTEE WILL BE CONSTRUED AND DECIDED IN ACCORDANCE WITH THE LAWS OF *** AND SUBJECT TO THE JURISDICTION OF THE COURTS OF ***
10.

THIS INSTRUMENT IS PERSONAL TO THE BENEFICIARY. THE BENEFICIARY CANNOT ASSIGN, TRANSFER, CHARGE OR OTHERWISE DEAL WITH ITS RIGHTS UNDER THIS INSTRUMENT AND *** WILL NOT RECOGNISE ANY PURPORTED ASSIGNMENT, TRANSFER, CHARGE OR OTHER DEALING.

11.	*** WILL DEAL WITH THIS INSTRUMENT IN ACCORDANCE WITH ANY APPLICABLE ANTI-MONEY LAUNDERING, COUNTER-TERRORISM FINANCING OR ECONOMIC OR TRADE SANCTIONS LAWS OR REGULATIONS.

ANY PAYMENT BY *** TO A BENEFICIARY UNDER THIS UNDERTAKING   DISCHARGES *** LIABILITY TO ALL BENEFICIARIES TO THE EXTENT OF THAT PAYMENT. FOR THE AVOIDANCE OF DOUBT, THE TOTAL LIABILITY OF *** TO THE BENEFICIARIES UNDER THIS UNDERTAKING WILL NOT EXCEED THE AMOUNT.

IF, AT ANY TIME, *** RECEIVES MORE THAN ONE DEMAND AND THE TOTAL OF THE DEMANDS EXCEEDS THE AMOUNT, *** HAS ABSOLUTE DISCRETION IN RESPECT OF WHICH DEMAND OR DEMANDS IT WILL PAY.

SIGNED FOR AND ON BEHALF OF ***.

For and on behalf of

***

[Manager:  __________________________________]

Annexure 20: Policies and Standards AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview	3

2	Policies and Standards	4

SSN - Anx 20 - Policies and Standards	Page 2 of 4

1	Document Overview

Document Control

17Version No.	18Date of Issue	19Issued by	20Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	9 Dec 2014	AusNet Services	Post Legal review
0.3	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.4	19 Feb 2015	AusNet Services	Legal Review
1.0	7 April 2015	AusNet Services	FINAL

SSN - Anx 20 - Policies and Standards	Page 3 of 4

SSN - Anx 20 - Policies and Standards Policies and Standards

2	Policies and Standards

The following are the AusNet Services Policies to be complied with by the Supplier:

▪	Information Security Policy Statement.pdf
▪	Information Services – Acceptable Use Policy.pdf
▪	IT Asset Disposal Policy.doc
▪	Governing Information Security policy.pdf
▪	Information Security policy and Controls.pdf

In addtion to the above, the Supplier shall comply with all AusNet Services Environment, Occupational Health and Safety policies.

***

SSN - Anx 20 - Policies and Standards	Page 4 of 4

Annexure 23: Glossary of Terms AMI System AusNet Services Electricity Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc ABN 25 630 693 963

SSN - anx 23 - glossary of terms

1.	DOCUMENT OVERVIEW	3

2.	GLOSSARY	4

SSN - Anx 23 – glossary of terms	Page 2 of 10

SSN - anx 23 - glossary of terms

1.	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	24 Feb 2015	AusNet Services	Minor additions
0.3	4 March 2015	Silver Spring	Negotiation draft
1.0	7 April 2015	AusNet Services	FINAL

References

The following documents are referred to in this Document.

Document Name
1. DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
2. DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1

SSN - Anx 23 – glossary of terms	Page 3 of 10

2.	Glossary

Any term defined or described in:

1.	any AusNet Services Policies included in any Annexure to, or otherwise incorporated by reference into, this Project Agreement;
2.	the Financial Undertaking contained in Annexure 19 – Financial Undertaking; or
3.	the Escrow Agreement contained in Annexure 17 – Escrow Agreement,

(each a Standalone Document) has the definition or description given to it only in the Standalone Document in which it is defined or described, and any such definition or description of a term does not apply to that term when it is used elsewhere in this Project Agreement.

Capitalised terms used in this Statement of Work that are defined in the MPA have the meaning given to them in the MPA, and otherwise, the following capitalised terms will have the stated meanings when used in this Statement of Work:

Term	Definition
3G

means the third generation of mobile phone standards and technology, after 2G. It is based on the International Telecommunication Union (ITU) family of standards under the International Mobile Telecommunications programme, "IMT-2000". This can also be referred to as a service offered by a WAN provider.

AC	means Alternating Current.
ACMA	means the Australian Communications and Media Authority. Authority responsible for spectrum allocation and licensing in Australia.
Access Point	means equipment that acts as an interface between the LAN and the WAN and which allows the NMS to communicate with the LAN Modem in an AMI Meter.
Accommodation	means office and/or workstation accommodation for the Supplier’s staff located at AusNet Services’ nominated premises.
AEST	means Australia Eastern Standard Time.
AMI	means Advanced Metering Infrastructure - the requisite capabilities of such infrastructure in Victoria are specified in the 1. DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2 [1]
AMI Meter	means an AusNet Services electricity meter into which a LAN Modem or Micro AP either is installed or will be installed by AusNet Services under this Project Agreement, as the case may be.
AMI Obligations	• means the *** obligations as defined in *** • *** *** are defined in the following documents: • *** ***
AMI Solution

means the collection of AusNet Services’ information technology systems  that include the AMI System which are necessary to fulfil the AMI Obligations as illustrated in the diagram in Section 3.1 of Annexure 02 – Scope of Work for Delivery

AMI System	means the system comprised of the LAN Devices and the NMS supplied by the Supplier and installed by AusNet Services in accordance with the AMI System Design.

SSN - Anx 23 – glossary of terms	Page 4 of 10

Term	Definition
AMI System Design

means the design, sizing, capacity and configuration of the LAN, resulting from the number and location of LAN Devices recommended by the Supplier, which is modified and finalised by the Supplier in the course of delivering the Deliverables described in Section 4.3 of Annexure 02 – Scope of Work for Delivery.

API	means an Application Programming Interface – an electronic interface to machinery or software primarily designed for other machinery or systems to interact with the interfaced machinery or software.
Asset Manifest	means an asset manifest file in a mutually agreed electronic format, which contains details of all LAN Devices, including serial numbers, security keys, network addresses.
AUD	means Australian Dollars.
AusNet Services Meter

means an AusNet Services' owned electricity meter that is required to meet the 1.   DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2 [1], whether that is achieved using an integrated LAN Modem or Micro AP, or the technology or hardware of another supplier. An AMI Meter is an AusNet Services Meter.

Backhaul WAN Service Provider	means the service provider that delivers WAN backhaul services to AusNet Services from time to time. As at the date of execution of the Project Agreement, the Backhaul WAN Service Provider is ***
Base Station Identity Code (BSIC)	means base station identity code.
Battery Warranty	has the meaning given to it in Section 2.4 of Annexure 24 – Warranty.
***	means the ***
Brown Out	means a drop in voltage in an electrical power supply system.
***	means the ***
Coverage Area All Non LC Meters	means the aggregate of all Non LC Meter locations within AusNet Services’ territory.
Coverage Area All Non LC Meters ***	means the ***
Coverage Region	means a geographic area defined in AusNet Services Input CI-3 (Coverage Region List).
Delivery Manifest	means a list of all of the Products delivered under a relevant Purchase Order.
Disaster Recovery Environment	means an Environment to be used by AusNet Services to allow ongoing use of the NMS in the event that AusNet Services' use of the Production Environment is disrupted by a disaster.
Disengagement Services	means the Services that the Supplier will provide the disengage the services provided under Annexure 28 – Managed Services ***, as more fully described in Annexure 28 – Managed Services ***.

SSN - Anx 23 – glossary of terms	Page 5 of 10

Term	Definition
Downstream	means the logical direction from central enterprise systems to field network endpoints.
DSDBI	means the Department of State Development, Business and Innovation.
Enterprise Interface	means an API, web service or other interface to the NMS that allows efficient, high volume interaction with other AusNet Services computing systems.
Enterprise Service Bus (ESB)	means the service orientated architecture used for the integration between systems.
Environment	means an NMS Software instance on the NMS.
Equipment	means LAN Devices and excludes the UIQ Appliance.
Equipment Warranty	means the *** warranty from the date of the ***
Error

means a material failure of the NMS Software to perform in accordance with its user Documentation and/or Specifications.  Errors do not include, and the Supplier will have no responsibility for, any failure of the NMS Software caused by:

(a)    any of the circumstances listed in clause 34.8 of the MPA which provide the Supplier with relief from the warranties in clause 34.2(a) of the MPA;

(b)    AusNet Services failing to reasonably assist the Supplier in verifying, reproducing and correcting error conditions, or the Supplier being unable, after using reasonable efforts, to verify the error condition reported by AusNet Services;

(c)    any failure of the computer operating systems, hardware environment, and/or third party software utilised by AusNet Services (other than a failure by the Supplier to properly perform any obligations to provide the Managed Services).

Family	means all Products of the same type, being (i) LAN Modems and Micro APs, (ii) Access Points, and (iii) Relays.
***	means where the ***: (a) ***; or (b) ***, ***.
***	means the ***
***	means the ***
Field Service Unit (FSU)	means a ***
Firmware Over The Air	means a method of reprogramming 3G WAN modem Firmware via the 3G network interface.
HAN	means Home Area Network –the ZigBee network formed between an AMI Meter and any other Zigbee compliant device.
HAN ESP	means the Home Area Network Energy Service Portal.
***	means the ***
IEC	means the International Electrotechnical Commission.

SSN - Anx 23 – glossary of terms	Page 6 of 10

Term	Definition
Incident	means an event that is not a standard operation and causes or may cause a disruption to or reduction in the quality of a Service, system or AusNet Services' productivity.
Infill Meter	means an AMI Meter nominated in AusNet Services Input CI-1 (Meter Infill List and Location Data) as an Infill Meter. An Infill Meter is a Non LC Meter.
Integration Test Environment

means an Environment to be used by AusNet Services for the purpose of end-to-end testing of the AMI System integrated with the AMI Solution and other testing to be carried out by AusNet Services from time to time.

LAN	Local Area Network (meter network in this context) – the mesh network formed between LAN Devices.
LAN Device	means a ***
LAN Modem	means the ***
Logically Converted Meter	means an AMI Meter that is registered with AEMO as a remotely read interval meter that provides interval data to the market on a daily basis.
Location Area Code or (LAC)	means 2G, location area code.
LTE	means Long-Term Evolution, commonly marketed as 4G LTE, is a standard for wireless communication of high-speed data for mobile phones and data terminals.
M2M	means Machine to Machine.
MAC	means Media Access Control.
Managed Services	means the Service under which the Supplier operates and manages the *** located in AusNet Services’ data centre, as more fully described in Annexure 28 – Managed Service ***.
MDMS or MDM	means the AusNet Services Meter Data Management System.
MDP Obligations

means Meter Data Providers service level procedures detailing technical requirements and performances associated with the processes of meter reading, data collection, data processing, adjustment, aggregation and delivery of metering data for the National Electricity Market (NEM).

Micro AP/ Micro Access Point

means the Supplier’s network interface card, which, when successfully installed into an electricity meter, enables that electricity meter to communicate with the LAN and/or the WAN, as the case may be.

Network Management System or NMS	means the system comprised of the NMS Software deployed on the *** or in the test Environments, as applicable. The NMS excludes LAN Devices.
New Supplier	has the meaning given to it in Section 2 of Annexure 15 – Transition.
NMS Software or UIQ	means the object code version of the Supplier's Software known as "UtilityIQ® or "UIQ", which manages LAN Devices and is licensed to AusNet Services under this Project Agreement.
NodeSim Emulated Meter	means a virtual AMI Meter emulated by the NMS Software to simulate the performance of an AMI Meter for testing purposes.
Non LC Meter	means any AusNet Services Meter nominated in the Meter Infill List and Location Data (CI-1) as a non logically converted meter and which has not been logically converted to type AMI in the market.

SSN - Anx 23 – glossary of terms	Page 7 of 10

Term	Definition
Optimisation Commitment	has the meaning given to it in Section 4.6 of Annexure 02 – Scope of Work for Delivery.
PCB	means a printed circuit board.
Pilot	means the initial in-field pilot deployment of the AMI System using the quantities of Equipment specified in Section 4.1 of Annexure 03 – Project Plan.
Pole Top Site Survey

means an in field visual inspection of the locations where Access Points and Relays are proposed to be deployed, including recording information such as longitude and latitude, pole ID, cellular signal strength,  mounting height and the overall suitability of the location.

Pre-Production Environment	means an Environment to be used by AusNet Services for the simulation of a scaled AMI deployment using NodeSim Emulated Meters.
Primary Cell Identity (PCI)	means 4G primary cell identity.
Production Environment	means an Environment to be used by AusNet Services for the live production operation of the AMI System.
Program	means the AusNet Services’ AMI Remediation program.
Project Management Plan	means the accepted version of Deliverable D-1 (Project Management Plan) in Annexure 02 – Scope of Work for Delivery.
Primary Scrambling Code (PSC)	means 3G primary scrambling code.
Purchase Order

means a purchase order by which AusNet Services orders Products, Software and/or Services from the Supplier, and that complies with the requirements set out  in Section 5.1.of Annexure 02 – Scope of Work for Delivery.

QoS	means quality of service.
RAID	means risks, assumptions, issues and dependencies.
Recovery Point Objective (RPO)	means the maximum tolerable period in which data might be lost from an IT service due to a major incident.
Recovery Time Objective (RTO)

means the duration of time and a service level within which a business process must be restored after a disaster in order to avoid unacceptable consequences associated with a break in business continuity.

Reduction Notice	has the meaning given to it in Section 2.12 of Annexure 15 – Transition.
Relay	means a wireless receiver that routes and forwards information through the LAN.
Resources	has the meaning given to it in Section 2.9 of Annexure 15 – Transition.
RF	means radio frequency.
RICEF	means reports, interfaces, conversions, enhancements, forms.
Routing Area Code or RA Code	means the 3G, routing area (RA)
***	means an ***

SSN - Anx 23 – glossary of terms	Page 8 of 10

Term	Definition
Severity

when used in:

(a) any Annexure to this Project Agreement other than Annexure 25 – Software Maintenance and Support, is a reference to a Severity Level set out in Section 2.2 of Annexure 08 – Service Levels for Delivery; and

(b) in Annexure 25 – Software Maintenance and Support, is a reference to a Severity level set out in that Annexure.

SMA	means the sub miniature version A coaxial RF connectors developed in the 1960s as a minimal connector interface for coaxial cable with a screw type coupling mechanism.
Smart Network Option

means an option for AusNet Services to include additional functionality in the AMI System as referenced in Section 5.10 of Annexure 02 – Scope of Work for Delivery and detailed in Annexure 4a – Smart Network Requirements

SNMP	means simple network management protocol.
Software Support and Maintenance Services	means the Services to be provided by the Supplier, described in Annexure 25 – Software Maintenance and Support and includes the Firmware Support Services described in that Annexure
Stop Work Order	means a directive issued by AusNet Services to an AusNet Services service provider which causes cessation of specified work .
Tamper	Means the unauthorised access to, modification of, or reconfiguration of LAN Devices.
Telecommunication Labelling Notice	means the ACMA Telecommunications (Labelling Notice for Customer Equipment and Customer Cabling) Legislative Instrument 2015.
Tracking Area Code	means 4G tracking area.
Transition Assistance

means the services that Supplier will provide to AusNet Services to transition Supplier’s services to AusNet Services or a replacement supplier after expiration of a Project Agreement, as more particularly described in Section 2.1 of Annexure 15 – Transition.

Transition Period

means the period during which Supplier provides assistance to transition its services to AusNet Services or a replacement supplier after expiration of a Project Agreement, as more particularly described in Section 2.4 of Annexure 15 – Transition.

Transition Plan	Is the plan for Supplier to provide Transition Assistance after expiration of a Project Agreement as more particularly described in Section 2.2 in Annexure 15 – Transition.
***	means the ***
Update

means a new release of Software supported by the Supplier that either:

(a)    adds features and functionality improving overall product performance, efficiency and usability ( a “Major Release”), or

(b)    impacts overall product performance, efficiency and usability (a “Minor Release”), or

(c)    provides Error fixes (a “Patch Release”).

UPS	means an uninterruptible power supply.

SSN - Anx 23 – glossary of terms	Page 9 of 10

Term	Definition
Upstream	means the logical direction from the field network endpoints to the centralised enterprise systems.
USD	means United States dollars.
VLAN	means a virtual local area network.
VPN	means Virtual Private Network.
WAN	means a wide area network provided by the Backhaul WAN Service Provider providing telecommunications between Access Points or Micro APs and the NMS.
ZigBee

means the name of a specification for a suite of high level communication protocols using small, low-power digital radios based on the IEEE 802.15.4 standard for wireless personal area networks (WPANs). ZigBee is targeted at RF applications that require a low data rate, long battery life, and secure networking.

SSN - Anx 23 – glossary of terms	Page 10 of 10

Annexure 24: Warranties AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3
2	Supplier Warranty Period		4
	2.1	Overview	4
	2.2	***	4
	2.3	***	4
		2.3.1 ***	4
	2.4	Equipment Warranty	4
	2.5	Warranty Process	4

SSN - Anx 24 - Warranties	Page 2 of 6

SSN - Anx 24 - Warranties Document Overview

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	19 Feb 2015	AusNet Services	Legal Review
0.4	27 Feb 2015	Negotiation Draft	Negotiation
1.0	7 April 2015	AusNet Services	FINAL

Glossary

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 24 - Warranties	Page 3 of 6

SSN - Anx 24 - Warranties Supplier Warranty Period

2	Supplier Warranty Period
2.1	Overview

The warranties for the Services and Deliverables set out in this Annexure are additional to (and do not replace) any warranties in the MPA.  Unless stated to the contrary, the warranties set out in this Annexure are subject to the limitations and exclusions set out in the MPA, including the exclusions in clause 34.8 of the MPA, and all return and/or repair of Equipment under this Project Agreement must be carried out in accordance with Section2.5 of this Annexure.

2.2	***

*** Warranty Period commences from the time of *** provided that *** occurs no later than *** During the *** Warranty Period, the Supplier will *** and will be responsible for any *** which is fully compliant with the requirements of this Project Agreement. ***.

2.3	***

*** Warranty Period for *** commences from *** pursuant to *** During the applicable *** Warranty Period, the Supplier will *** This includes a requirement for ***.

2.3.1	***

For the purposes of this Project Agreement*** *** occurs where the *** delivered to AusNet Services exceeds:

(a)	in the case of *** supplied in that calendar year; or
(b)	in the case of *** in that calendar year, ***.
2.4	Equipment Warranty

The Warranty Period for each item of *** commences on the date of ***.

During the applicable Warranty Period, the Supplier will (in addition to its obligations under clause 34.5 of the MPA) repair or replace Defective Equipment with Equipment that is fully compliant with the requirements of this Project Agreement. During the applicable Warranty Period, the Supplier must replace Defective Equipment and deliver the replacement Equipment to AusNet Services’ nominated warehouse within a period of *** from AusNet Services, but the Supplier will not be liable for the cost of *** .

2.5	Warranty Process

The Supplier is responsible and liable for all costs associated with the collection, handling and transfer of Equipment associated with a warranty claim under this Project Agreement.

On AusNet Services’ request, the Supplier must collect all Defective Equipment from AusNet Services, and deliver all replacement Equipment to AusNet Services, associated with a warranty claim under this Project Agreement.

SSN - Anx 24 - Warranties	Page 4 of 6

SSN - Anx 24 - Warranties Supplier Warranty Period

Warranty claims will be conducted according to the following process:

Process Event	Event description		Responsible Party
Warranty claim request	AusNet Services will notify the Supplier of Defective Equipment with a warranty claim request, containing at least the following information:		AusNet Services
	•	return materials authorisation number;
	•	date Defect was identified;
	•	AusNet Services' contact details;
	•	AusNet Services' shipping information;
	•	Supplier contact and shipping information;
	•	number of Defective Equipment to be returned;
	•	type of Defective Equipment returned;
	•	serial numbers/MAC addresses;
	•	details of suspected Defect; and
	•	details of any identified Defect.
Return materials authorisation and identification	The Supplier will acknowledge, within *** , AusNet Services' warranty claim request with a return materials authorisation identification number.		Supplier
Return materials	AusNet Services will:		AusNet Services
	•	package Defective Equipment in appropriate packaging, ready for shipping back to the Supplier;
	•	provide a return materials manifest to the Supplier; and
	•	where applicable, advise the Supplier of its readiness for the collection of Defective Equipment.
Warranty assessment report	Within *** the Supplier must provide a warranty assessment report that includes at least the following information:		Supplier
	•	***
	•	***
	•	***
	•	***
Return materials manifest	On returning Equipment where no Defect is found, the Supplier must provide a return materials manifest, that includes at least the following information:		Supplier
	•	number of Equipment returned;
	•	Equipment type;
	•	serial numbers; and
	•	MAC addresses.

SSN - Anx 24 - Warranties	Page 5 of 6

SSN - Anx 24 - Warranties Supplier Warranty Period

Process Event	Event description		Responsible Party
Repaired/replaced Equipment manifest	On returning repaired or replacement Equipment, the Supplier must provide a repaired/replaced Equipment manifest for Equipment that have been returned, that includes at least the :		Supplier
	•	number of Equipment returned;
	•	Equipment type;
	•	serial numbers; and
	•	MAC address.
(Process completion)	AusNet Services will, on receipt of returned Equipment, acknowledge the return of those Equipment.		AusNet Services

SSN - Anx 24 - Warranties	Page 6 of 6

Annexure 25: Software Maintenance and Support AMI System
AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

SSN - Anx 25 - Software Maintenance and Support
Document Overview

1	Document Overview		3
2	Definitions		4
3	Software Maintenance and Support		5
	3.1	General	5
	3.2	Incidents and Questions Management	5
	3.3	Error Management	7
4	Term and Termination		8
5	***		9
SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 2

SSN - Anx 25 - Software Maintenance and Support
Document Overview

1	Document Overview

b.Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	26 Feb 2015	AusNet Services	Review comments of Initial draft
0.2	30 Mar 2015	Supplier	Second draft
0.3	2 April 2015	AusNet Services	Added internal service level targets
1.0	7 April 2015	AusNet Services	FINAL

c.Glossary

Refer to Annexure 23 – Glossary of Terms

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 3

SSN - Anx 25 - Software Maintenance and Support
Definitions

2	Definitions

Capitalised terms in this Annexure that are defined in the MPA or in Annexure 23 – Glossary, have the meaning given to them in the MPA or in Annexure 23 – Glossary, as applicable, and otherwise, the following capitalised terms will have the stated meanings when used in this Annexure 25 – Software Maintenance and Support.

“Authorised CSR Supervisors” has the meaning specified in Section 1.1.1.

“Business Hours” means the applicable hours in Table 1 of this Agreement.

“Closed” means that AusNet Services has successfully tested a Restored Incident or a Resolved Error and has updated (or advised the Supplier to update) the status of that Incident or Error as the case may be, to a closed status with the Supplier’s ticketing system.

“Error Management Process” means the process for Resolving Errors as set out in Section 5.

***  means the ***

“Extended Support” has the meaning specified in Section 1.1.5.

“Firmware” means the object code version of the Supplier proprietary software that is embedded in Equipment.

"Incident Management Process" means the process that Restoring Incidents as set out in Section 5.

“Incident Response Time” means the elapsed time that starts when a new Incident has been entered into the Supplier’s ticketing system and ends when that same Incident has been acknowledged as received by an Authorised CSR Supervisor, consistent with the Incident Management Process.

“Major Release” means a new release of Software supported by the Supplier that adds features and functionality improving overall Software performance, efficiency and usability.  Major Releases are denoted by a change in the digit number of the release to the left of the decimal point (e.g., 1.5 to 2.0).

“Minor Release” means a new Software release supported by the Supplier that impacts overall Software performance, efficiency and usability.  Minor Releases are denoted by a change to the tenths decimal number of the release (e.g., 1.5 to 1.6).

“Patch Release” means a Software release that provides Resolutions to Errors, and is denoted by a change to the hundredths decimal number of the release (e.g., 1.5.2 to 1.5.3).

“Priority Levels” means the rating of importance given to an Incident as described in Table 3.

“Question” means AusNet Services’ queries, questions or requests for general technical support or information.

“Restoration”, “Restored” or “Restore” means that the Supplier has successfully tested a fix (which may include a Workaround) of an Incident that restores the services to enable AusNet Services related business processes to continue.

“Resolution”, “Resolved” or “Resolve” means that the Supplier has made generally available a Patch Release or a permanent fix that resolves an Error and has updated that Error to a resolved status within the Supplier’s ticketing system.

*** means the ***

“Severity Levels” means the rating of business impact given to an Error as described in Table 5.

“Workaround” means a short-term solution to Restore an Incident which is not intended as a permanent Resolution, but has the effect of addressing the Incident sufficiently to reduce interruption to AusNet Services.

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 4

SSN - Anx 25 - Software Maintenance and Support
Software Maintenance and Support

3	Software Maintenance and Support
3.1	General

The Supplier will provide AusNet Services, for the Charges specified in Section 4.2 of Annexure 11 – Pricing for Delivery, with the following Software Support and Maintenance Services.

3.1.1

Access to Support. The Supplier will provide 24x7x365 secure access to a web-based customer portal containing Product Documentation, Updates, and other “self-service” materials, including a ticketing system that allows AusNet Services to open and track the status of issues.  The Supplier’s support personnel will be available during the hours listed below in Table 1.  Contact may be made by telephone or email using the contact information provided in Table 1, or via the Supplier-provided ticketing system.

Table 1 – Business Hours and Contact Information

AusNet Services Location	AusNet Services Support	Email Support	Telephone Support
Australia/ New Zealand	6 am – 6 pm (AEST) Business Days	***	***
	All hours (for Severity 1 Incidents)	***	***

AusNet Services must centralise its interactions with the Supplier's support personnel ***  Authorised CSR Supervisors will be responsible for relaying information between the Supplier and other members of AusNet Services' support staff. The Supplier's support personnel will respond only to Errors, Incidents and Questions submitted by the Authorised CSR Supervisors.

The Supplier's AusNet Services Support personnel will respond to Errors, Incidents and Questions, as described below.  Unless otherwise mutually agreed on a case-by-case basis, the Supplier’s support personnel will be AusNet Services’ primary point of contact.

3.1.2	On-Site Support. The Supplier will provide on-site support at a *** , at the Supplier’s ***

3.1.3

Remote Support.  Where the Supplier is not providing *** AusNet Services will, *** provide the Supplier with remote access to the *** to facilitate the Supplier’s ability to troubleshoot and support AusNet Services to the extent required to***.

3.1.4

Updates.  The Supplier will provide Updates to AusNet Services***.  If Supplier is providing Managed Services to AusNet Services, the Supplier will implement the Updates. If the Supplier is not providing Managed Services to AusNet Services, then the AusNet Services is responsible for implementing the Updates provided to it by the Supplier.

3.1.5

Limits to Software and Firmware Version Support.  If AusNet Services ***then the Supplier will only continue to provide ***.  For the purposes of version support, a ***and will be treated as such.  AusNet Services may purchase an additional ***provided that the Supplier’s sole obligation with respect to ***will be to release ***

3.2	Incidents and Questions Management

Incidents and Questions.  The Supplier's support personnel will provide support, and receive and respond to Incidents and Questions in accordance with the Incident Management Process. As a result of

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 5

SSN - Anx 25 - Software Maintenance and Support
Software Maintenance and Support

an Incident or Question being entered into the ticketing system by AusNet Services, a new service request (Service Request) will be generated and referenced from that point forward. The Supplier guarantees the***The Supplier will apply reasonable endeavours to support AusNet Services to meet the  AusNet Services ***

3.2.1	AusNet Services will cooperate with the Supplier’s reasonable requests in relation to verifying, reproducing and correcting Incident conditions.
3.2.2

Classification of Incidents and Questions.  When AusNet Services submits an Incident or a Question, AusNet Services will reasonably ***.  The Supplier will confirm the ***and the Parties will resolve any disagreement regarding the***as soon as is reasonably practical, in accordance with the dispute resolution procedure in the Project Agreement***

No Incident regarding an ***that is not the***will be considered a Priority Level 1 Incident (i.e., an Incident that would be considered a Priority Level 1 if it affected the ***will be categorised as Priority Level 2).

Table 2 – Priority Levels for Incidents and Questions

Priority Level	Incident Response Time	Incident Restoration
Priority Level 1	***	***
Priority Level 2	***	***
Priority Level 3	***	***
Priority Level 4	***	***

Table 2A – AusNet Services internal service level targets

Priority Level	Incident Response Time	Incident Restoration
Priority Level 1	***	***
Priority Level 2	***	***

Table 3 – Priority Level descriptions

Priority Level 1	1.	***;
	2.	***
	3.	***
	4.	***

Priority Level 2	1.	***.
	2.	***
	3.	***.
	4.	***.

Priority Level 3	1.	***.
	2.	***
	3.	***.

Priority Level 4		***

3.2.3

Incident Restoration Process.  The Supplier will investigate and work on an Incident to restore the service to the standard baseline of service prior to the Incident occurring. This may be in the form of a

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 6

SSN - Anx 25 - Software Maintenance and Support
Software Maintenance and Support

***.  If the Parties reasonably agree that the ***is not in or a part of the AMI System or is in a component for which AusNet Services has ***), then the Supplier will transfer the *** to AusNet Services and will continue to support AusNet Services as reasonably required.

If the ***is determined to be a component of the AMI System for which the Supplier ***, then the Supplier will continue to work on that Incident on a ***for a Priority Level 1 Incident, or during***for Priority Level 2, Priority Level 3 and Priority Level 4 Incidents, until the services are Restored, which maybe via a ***

3.3	Error Management
3.3.1

Error Management.  When the Supplier reasonably determines or suspects that the *** of an Incident is an Error, the Supplier will open a report (Error Report) and will investigate and resolve the Error in accordance with Error Management Process.  ***AusNet Services will cooperate with the Supplier’s reasonable requests in relation to ***

3.3.2

Classification of Errors.  When the Supplier determines that the *** of an Incident is an Error, it will reasonably assess the Severity Level of the Error, in accordance with the Severity Levels in Table 5 below after taking into account the effectiveness of the Restoration of that Incident, which may include a Workaround.  The Supplier will confirm the Severity Level and the Parties will resolve any disagreement regarding the Severity Level as soon as is reasonably practical, in accordance with the dispute resolution procedure in the Project Agreement.  ***unless mutually agreed by the Parties.

Table 4 – Severity Levels for Errors

Severity Level	***
Severity Level 1	***
Severity Level 2	***
Severity Level 3	***
Severity Level 4	***

Table 5 – Severity Level descriptions

Severity Level 1	***
Severity Level 2	***
Severity Level 3	***
Severity Level 4	***
3.3.3	Error Resolution Process. The Supplier will investigate and work on a Resolution to an Error in accordance with the Error Management Process and the Severity Level of the Error.

***

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 7

SSN - Anx 25 - Software Maintenance and Support
Term and Termination

4	Term and Termination

Software Support and Maintenance Services will commence on *** and continue for an initial term of ***, unless sooner terminated in accordance with this Project Agreement. Subject to AusNet Services paying the applicable Charges in Section 4.2 of Annexure 11 – Pricing for Delivery, the Software Support and Maintenance Services automatically renew for additional consecutive ***, unless AusNet Services  has notified the Supplier of its intent not to renew at least *** prior to the expiration of the then current term.  ***

If AusNet Services ceases to be entitled to receive the Software Support and Maintenance Services, but later wishes to reenrol in Software Support and Maintenance Services, then AusNet Services may reenrol only upon payment of applicable Charges in Section 4.2 of Annexure 11 – Pricing for Delivery that would have been paid had AusNet Services not ceased to be entitled to receive the Software Support and Maintenance Services.

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 8

SSN - Anx 25 - Software Maintenance and Support
Term and Termination

5	***

SSN MS - Anx 25 - Software Maintenance And Support Final - Redacted.Doc	Page 9

Annexure 26: Product Data Sheets AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview	3
2	Product Data Sheets	4

SSN - Anx 26 - Product Data Sheetsroduct Data Sheets	Page 2 of 4

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	12 Dec 2014	AusNet Services	Initial draft
0.2	TBC	AusNet Services	Post legal review
0.3	17 Dec 2014	Silver Spring Networks	Data sheets added
0.4	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.5	19 Feb 2015	AusNet Services	Legal Review
1.0	7 April 2015	AusNet Services	FINAL

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 26 - Product Data Sheetsroduct Data Sheets	Page 3 of 4

SSN - Anx 26 - Product Data Sheets

2	Product Data Sheets

The following are the product data sheets that are in the attached file named “SSN MS - Anx 26 - Product Data Sheets.zip”.

Data sheet name	File name
Access Point 4.5 – Product Data Sheet	SilverSpring-Datasheet-Access Point 4.5.pdf
Communications Module for Electricity Meters – Product Data Sheet	SilverSpring-Datasheet-CommunicationsModule_300_400.pdf
Silver Spring MicroAP – Product Data Sheet	SilverSpring-Datasheet-MicroAP.pdf
Relay 4.5 – Product Data Sheet	SilverSpring-Datasheet-Relay 4.5.pdf
UtilityIQ® Advanced Metering Manager – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-AMM.pdf
UtilityIQ® Demand Optimizer – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-DO.pdf
UtilityIQ® Firmware Upgrader – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-FWU.pdf
UtilityIQ® HAN Communications Manager – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-HCM.pdf
UtilityIQ® Meter Program Configurator – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-MPC.pdf
UtilityIQ® Network Element Manager – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-NEM.pdf
UtilityIQ® Outage Detection System 4.4 – Product Data Sheet	SilverSpring-Datasheet-UtilityIQ-ODS.pdf

SSN - Anx 26 - Product Data Sheetsroduct Data Sheets	Page 4 of 4

Annexure 27: Key Performance Indicators AMI System AusNet Electricity Services Pty Ltd ABN 91 064 651 118 Silver Spring Networks, Inc. ABN 25 630 693 963

1	Document Overview		3

2	Supplier Obligations to meet KPIs		4

3	Key Performance Indicators		4

	3.1	Background	4
	3.2	End to End	5
	3.3	Meter to MMS	7

SSN - Anx 27 - Key Performance Indicators	Page 2 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	3 Oct 2014	AusNet Services	Initial draft
0.2	3 Feb 2015	AusNet Services	Post January Vendor Negotiations
0.3	19 Feb 2015	AusNet Services	Legal Review
1.0	7 April 2015	AusNet Services	FINAL

References

The following documents are referred to in this Document.

Document Name
3.DSDBI Minimum AMI Functionality Specification (Victoria) Release 1.2
4.DSDBI Minimum AMI Service Levels Specification (Victoria) Release 1.1

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

SSN - Anx 27 - Key Performance Indicators	Page 3 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

2	Supplier Obligations to meet KPIs

The Supplier must, in accordance with the relevant sections of Annexure 02 – Scope of Work for Delivery, achieve the KPIs set out in this Annexure 27 – Key Performance Indicators.

The Supplier’s achievement of the required KPIs will in no way limit or diminish the Supplier’s obligation to ensure that all Deliverables and Services comply with the Specifications set out in the Project Agreement.

3	Key Performance Indicators
3.1	Background

The AMI Remedial Design developed a series of key end-to-end outcomes that AusNet Services’ requires to achieve AMI and Market compliance. These outcomes are:

1.	***
2.	***
3.	***
4.	***
5.	***
6.	***
7.	***

AusNet Services' remedial build program must deliver the technical capability to achieve these end-to-end outcomes, and as such,  they form the basis of the end-to-end acceptance criteria for the Supplier. The sections that follow provide detailed definitions and measurement approaches to allow AusNet Services and the Supplier to have a common agreement about the measures of end-to-end success.

The outcomes establish the technical capability to meet the AMI Obligations and form a component of AusNet Services’ overall program to achieve compliance. ***.

The following KPIs will apply to the Services and Deliverables to be provided by the Supplier under this Project Agreement.  The Deliverables must be designed and configured to meet these KPIs.

SSN - Anx 27 - Key Performance Indicators	Page 4 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

3.2	End to End

The end-to-end *** are intended to be used to measure the compliance of the AMI Solution with the AMI Obligations.

***
***	***
***	***
***		***
***	*** ***.	***.
***	***.	***. ***. ***.
***	***.	***. ***.

***	***.
***	***.
***	***.
***		***
***	***.	***.
***	***.	***. ***. ***.

SSN - Anx 27 - Key Performance Indicators	Page 5 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

***	***.
***	***.
***	***.
***		***
***	***.	***.

***		***.
***		***. ***.
***		***.
***		***
***	***.	***.
***		***
***		***
***		***
***		***
***		*** ***
***		*** ***

***	***
***	***
***	***
***	***
***	*** ***

SSN - Anx 27 - Key Performance Indicators	Page 6 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

***	***	***
***	***	***

***	***
***	***
***	***
***	***
***	*** ***

3.3	Meter to MMS

The end-to-end ***.

***	***
***	***
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***	***	***

***	***
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***	***	***

***	***
***	***

SSN - Anx 27 - Key Performance Indicators	Page 7 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

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***		***
***	***	***
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SSN - Anx 27 - Key Performance Indicators	Page 8 of 9

SSN - Anx 27 - Key Performance Indicators Key Performance Indicators

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***	***
***		***
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***
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SSN - Anx 27 - Key Performance Indicators	Page 9 of 9

Annexure 28:
Managed Services ***

AMI System

AusNet Electricity Services Pty Ltd
ABN 91 064 651 118

Silver Spring Networks, Inc.
ABN 25 630 693 963

1	Document Overview	3

2	Definitions	3

3	***	4

4	Managed Services	5

5	Managed Services Term	6

6	Disengagement Services	6

1	Document Overview

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	6 March 2015	Supplier	Initial draft
0.2	13 March 2015	Supplier	Aligning with Project Agreement definitions
0.3	26 March 2015	Supplier	Post-AusNet technical discussions review
1.0	7 April 2015	AusNet Services	FINAL

Glossary of Terms

Refer to Annexure 23 – Glossary of Terms

2	Definitions

Capitalised terms used in this Annexure that are defined in the MPA or in Annexure 23 – Glossary, have the meaning given to them in the MPA or in Annexure 23 – Glossary, as applicable, and otherwise, the following capitalised terms will have the stated meanings when used in this Annexure 28 – *** Managed Services:

“Admin Link” means the network connection Supplier will use to remotely monitor and manage the NMS and the NAN for customers who purchase Managed Services.  ***.

“Appliance Software” means the following *** that is included in the***.

•	***
•	***
•	***
•	***

“Change Management Process” means the process that Supplier uses to obtain approvals in order to apply Updates to the NMS, which will be included in the Project Management Plan.

“Database Software” means the following Third Party Software licenced to and purchased by AusNet Services directly from the vendor of the Database Software and which is not included in the ***:

•	Oracle Database 11G Enterprise Edition

“Generated Data” means all information, data, analyses and reports generated by the NMS.

“Incident” means an event that is not a standard operation and causes or may cause a disruption to or reduction in the quality of a Service, system or AusNet Services' productivity.

“Incident Management Process” means the process that Supplier uses to respond to Incidents as they are reported by AusNet Services, which will be included in the Project Management Plan.

“IP” means Internet Protocol.

“Maintenance Window” is defined in Task 2.1.4.

*** means the following ***.

•	***
•	***
•	***
•	***

“NOC” means Supplier's network operations center.  “Questions” means AusNet Services’ requests for general technical support or information.

“Managed System Components” means the hardware and Managed Software which the Supplier has provided under this Annexure for the purpose of the Supplier providing the Managed Services and which the Supplier has the responsibility to manage.

“System Change” means any change or modification to any infrastructure components of the NMS and the NAN.

3	***
A.	***. For the avoidance of any doubt, the data sheet for the *** (including any related hardware and Appliance Software that comprise the *** is included in Attachment 1 of this Annexure.
B.

***. Applicable hardware and software *** will be provided by vendors of the Appliance Software, as set out in the terms provided with the ***. The Supplier will procure that such*** are provided by the vendors for a period of ***. The Supplier will have no *** with respect to the *** except with respect to its *** stated in this Annexure.

C.	***. *** for the *** will be provided by*** as set out in the terms provided with the *** will be provided by *** for a period of ***.
D.	***on the ***.
a.	***.
b.	***. Subject to AusNet Services *** the Supplier hereby grants to AusNet Services and its Related Bodies Corporate, *** for the *** and solely for its *** may not:
1.	*** for any purpose other than using the ***.
2.	***
3.	*** in whole or in part *** AusNet Services will provide Supplier***
4.	***other than a ***
5.	***
6.	***
7.	*** including the operation of any service that is ***
c.	*** AusNet Services must confirm to the Supplier *** that AusNet Services has a *** on the UIQ ***.

4	Managed Services
Task 1 -	Application Deployment

The NMS will be deployed on the *** by the Supplier in accordance with Annexure 02 – Scope of Work for Delivery, with AusNet Services to provide relevant AusNet Services Inputs in accordance with Annexure 05 – AusNet Services Inputs.

Task 2 -	Ongoing Maintenance and Management

*** Hosting and Management

2.1.1.

General. Supplier will administer and monitor the***.  Supplier will monitor the *** Supplier will communicate with AusNet Services*** AusNet Services will cooperate with reasonable requests that Supplier makes as part of its efforts to respond to***.

2.1.1.1.	***.
2.1.1.2.	*** as described below, or as the *** otherwise agree.
2.1.2.

*** For activities that require the *** AusNet Services will provide Supplier (or the applicable third party *** as applicable) ***. At AusNet Services’ request, Supplier resources can be available *** at AusNet Services’ facilities as mutually scheduled for ***.

2.1.3.

AusNet Services ***. AusNet Services will promptly notify Supplier Customer Support by telephone if AusNet Services experiences any *** or if AusNet Services *** of, any AusNet Services system***. It is very important to communicate and notify Supplier if *** is expected by AusNet Services.

2.1.4.

***. In accordance with the established *** Supplier will *** with Supplier’s *** will always be *** but may not always be used*** AusNet Services’ l*** Annually, Supplier will publish*** work with AusNet Services to ***.

2.1.4.1.	***. Supplier will provide and ***if applicable***.
2.1.4.3.	***. Each Party will *** associated with *** Supplier will ***, but each Party will provide ***. AusNet will provide a *** to which the Supplier can ***
2.1.5.	***. Any additional *** that AusNet Services may require for *** at AusNet Services’***.
2.1.6.	***. Each*** Supplier will *** to be used by AusNet Services for ***.

***

2.1.7.	General. Supplier will *** Supplier will communicate with AusNet Services to *** to Supplier ***. AusNet Services will *** that Supplier makes as part of its efforts to respond to ***.
2.1.7.1.	Supplier ***.
a.	***.
b.	***.
2.1.7.2.	AusNet Services ***. AusNet Services will *** that Supplier makes as part of its efforts to respond to ***.
2.1.8.	***. Supplier will ***.

5	Managed Services Term

The Managed Services provided under this Annexure are to be provided for a period of *** from the date of Milestone MI-06 *** (“Managed Services Initial Term”).  AusNet Services may extend the term of the Managed Services provided under this Annexure for further periods of *** or such other term as mutually agreed between the parties, by providing the Supplier with 60 days prior written notice of its intention to do so (“Renewal Term”). The Managed Services Initial Term together with any applicable Renewal Terms together form the “Managed Services Term”.

6	Disengagement Services
A.

Unless otherwise agreed by the Parties, from the time that is *** prior to the end of the Managed Services Term and for a further period of *** following the end of the Managed Services Term and for the Charges set out in Annexure 11 – Pricing for Delivery the Supplier will provide the following Services:

a.	***
b.	***
c.	***
d.	***
e.	***
f.	***.

being the “Disengagement Services”.

B.	The Disengagement Services exclude the following items and the Supplier recommends AusNet Services assess, with the reasonable assistance of the Supplier, the cost of:
a.	AusNet Services *** to perform the Supplier’s responsibilities for ***
b.	***
c.	***.
C.	Third Party Software. Upon expiry or termination of the Managed Services Term:
a.	***. AusNet Services will remain responsible for the *** and AusNet Services will *** the Supplier’s***.
b.	Managed Software. ***
a.	***
•	***
•	***

and if AusNet Services continues to operate the *** ***after the***AusNet Services must ***

b.	Supplier will issue a ***
•	***
•	***.
c.	***. AusNet Services will remain responsible for the ***.
D.

Survival of AusNet Services Inputs. Despite anything to the contrary in this Project Agreement (including the expiry of the term of the Project Agreement), the following AusNet Services Inputs in Annexure 05 – AusNet Services Inputs are required to enable the Supplier to provide Managed Services under this Annexure and must continue to be provided by AusNet Services for the duration of the Managed Services Term:

#	Input	Description	AusNet Services	Supplier
CI-23	***	*** *** *** *** ***.	***	***
CI-24	***	***.	***	***
CI-30	***	***	***	***
CI-31	***	***	***	***
CI-35	***	***	***	***
CI-37	***	***	***	***
CI–38	***	***	***	***

Attachment 1 to Annexure 28

***

The data sheet for the *** is attached.

Appendix — Silver Spring ***

***

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN01

Service Variation Notice 01

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 01 (SVN01), the MPA and SOW01 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN01.

SVN Number	SVN01	PO Number	509020
Date Raised	24 April 2015	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN01:

•    varies the Milestone Dates and Acceptance Dates in Annexure 03 – Project Plan to SOW01, due to the delayed signing of the Agreement; and

•   amends the Product  and Catalogue Number for the Communication Modules in the Agreement.

Agreement terms to be varied:
None.
Statement of Work provisions to be varied:
1. The table under Milestones and Milestone Dates on page 4 of Annexure 03 – Project Plan is deleted in its entirety and replaced with the following:

Commercial in Confidence	Page 1 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN01

Milestone	Milestone Date
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

2.	The Acceptance Date of the Documentary Deliverable D-1 in the table on Page 5 of Annexure 03 – Project Plan is deleted and replaced with the following:

Documentary Deliverable	Acceptance Date
***	***

3.    ***

3.1 ***

3.2 ***

***	***	***
***	***	***

3.3 ***

3.4 ***

Commercial in Confidence	Page 2 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN01

***	***	***	***	***
***	***	***	***	***

3.5***

***	***	***	***	***
***	***	***	***	***

3.6 ***

***	***	***	***	***
***	***	***	***	***

3.7 ***

***	***	***	***	***
***	***	***	***	***

• Impact Summary
Impact on Cost:	None.
Impact on Schedule:	8 Business Days
Impact on Deliverables:	Only on Milestone Dates and Acceptance Dates.

Commercial in Confidence	Page 3 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN01

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

May 12, 2015
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ James P. Burns
Signature of Party	Signature of Witness

James P. Burns
Print name of Signatory	Print name of Witness

May 12, 2015
Date

Commercial in Confidence	Page 4 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN02

Service Variation Notice 02

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 02 (SVN02), the MPA, SOW01 and SVN01 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN02.

SVN Number	SVN02	PO Number	509020
Date Raised	29 May 2015	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN02 varies the Agreement to:

•    allow for a delayed delivery date of SIM’s and MIM’s required for the ***  respectively, pursuant to the Initial Equipment Purchase Order as provided on 17 April 2015; and

•    amend the invoicing terms of the LAN Modems under the Initial Equipment Purchase Order ***

Agreement terms to be varied:
None.
Statement of Work provisions to be varied:

SOW 1, Annexure 05: AusNet Services Inputs, in Section 2 AusNet Services Inputs CI-5 is deleted in its entirety and replaced with the following:

“AusNet Services will deliver to the Supplier SIM’s for the quantity of *** as specified in the relevant Purchase Order, on or prior to:

a)    *** Access Points and Micro APs ***

b)    ***

*** Access Points ***

Product	Product Lead Time
Access Points	a) ***

Commercial in Confidence	Page 1 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN02

SOW 1, Annexure 11: Pricing for Delivery, in Section 8.1, item b) is deleted and replaced in its entirety with the following:

“b) *** upon the earlier of:

1.    ***

2.    ***

*** is added as follows:

*** upon the earlier of:

1.    ***

2.    ***

Impact Summary
Impact on Cost:	None
Impact on Schedule:	None
Impact on Deliverables:	None

Commercial in Confidence	Page 2 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN02

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

June 30, 2015
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram
Signature of Party	Signature of Witness

Steve Ingram
Print name of Signatory	Print name of Witness

June 30, 2015
Date

Commercial in Confidence	Page 3 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN03

Service Variation Notice 03

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 03 (SVN03), the MPA, SOW01, SVN01 and SVN02 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN03.

SVN Number	SVN03	PO Number	4500003054
Date Raised	6 August 2015	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:
This SVN03 varies the Agreement to correct meter type descriptions referred to in Annexure 04 – Specifications.
Agreement terms to be varied:
None.
Statement of Work provisions to be varied:

SOW 01, Annexure 04 - Specifications incorrectly describes the ***  meter type in some locations.  The parties agree to correct this with the following amendments to SOW 01, Annexure 04 - Specifications:

1.***

2.***

3.***

4.***

5.***

6.***

Impact Summary
Impact on Cost:	None
Impact on Schedule:	None
Impact on Deliverables:	None

Commercial in Confidence	Page 1 of 2

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN03

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

September 12, 2015
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram
Signature of Party	Signature of Witness

Steve Ingram
Print name of Signatory	Print name of Witness

September 14, 2015
Date

Commercial in Confidence	Page 2 of 2

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN04

Service Variation Notice 04

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA). In this Service Variation 04 (SVN04), the MPA, SOW01, SVN01, SVN02 and SVN03 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN04.

SVN Number	SVN04	PO Number	509020
Date Raised	11 September 2015	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN04 varies the Agreement to:

•     Licence, (including Annual Maintenance and Support for Year 1), set up, install, configure and test the addition of ***

•     amend the delivery time for Equipment ordered under Purchase Order PO509020-06 to allow that Equipment to be delivered to AusNet Services after 1 December 2015 and not during the period commencing from 18th December 2015 and ending on 4th January 2016; and

•     amend the invoicing terms of the LAN Modems ordered under Purchase Order PO509020-06 to extend the *** invoicing term related to the *** payment ***

Agreement terms to be varied:
None.
Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

GridScape Configuration Server

1.    In SOW01, Annexure 2: Scope of Work for Delivery, in Section 5.11.1 [Software] Licences, in the table appearing under that section, 'Table 1 – Software Licences Required':

after the wording “Perpetual licences for the following UtilityIQ models are included”, in the list of perpetual licences that follow, the words "***

Commercial in Confidence	Page 1 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN04

2.	In SOW01, Annexure 11: Pricing for Delivery, in Section 4.1 Software Licence Charges, in the table appearing under that section:

***.

3.	In SOW01, Annexure 11: Pricing for Delivery, in Section 4.1 Software Licence Charges, under the heading “Notes”, the following new note is added at the end of the existing Note number “2”:

“3***.

4.	*** :

	Catalogue	Quantity	Annual
UIQ Licence	Number	(Years)	Charge	Total Cost
			(USD)	(USD)
UIQ Software Support and Maintenance	295-000501	7	$337,172.28	$2,360,205.96
HCM Software Support and Maintenance	295-000505	7	$135,960.30	$951,722.10
GridScape Configuration Server –
Production Environment	295-000506	7	$6,000.00	$42,000.00
GridScape Configuration Server –
Pre-Production Environment	295-000506	6	$6,000.00	$36,000.00
Communications Tester	290-030001	7	$1,900.00	$13,300.00
Total				$3,403,228.06

5.

In SOW01, Annexure 11: Pricing for Delivery, in Section 4.2 Software Support and Maintenance Charges, under the heading “Notes”, the following new note is added at the end of the existing Note number “2”:

“3.	***
6.	*** the box is deleted in its entirety and replaced with the following box:
•	***
•	***
•	***
•	***

***

•	***

Commercial in Confidence	Page 2 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN04

Invoicing terms for LAN Modems

7.    In SOW01, Annexure 11: Pricing for Delivery, in Section 8.1 Equipment and Products, item 8.1b) is deleted and replaced in its entirety with the following:

“b)     The Supplier will invoice for the *** upon the earlier of:

1.    *** by AusNet Services of the Equipment and Products ***

2.    *** by AusNet Services of the Equipment and Products ***

3.    *** in which the Equipment and Products are installed.”

Purchase Order terms to be varied:

The delivery time in Purchase Order PO509020-06 is deleted and replaced in its entirety with the following:

Delivery time: Not before 1st December 2015 and not during the period commencing from 18th December 2015 and ending on 4th January 2016.

Impact Summary
Impact on Cost:	None.
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 3 of 4

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN04

Executed

SIGNED for and on behalf of AUSNET
ELECTRICITY SERVICES PTY LTD
ABN 91 064 651 118 by:

/s/ Mario Tieppo
Signature of Party

Mario Tieppo
Print name of Signatory

Nov 9, 2015
Date

SIGNED for and on behalf of Silver
Spring Networks, Inc. ABN 25 630 693 963 by:

/s/ Steve Ingram
Signature of Party

Steve Ingram
Print name of Signatory

Nov 9, 2015
Date

Commercial in Confidence	Page 4 of 4

Silver Spring Networks – SVN 04 to SOW01 - PO 509020_4500003054 – OA 508889
Adobe Document Cloud Document History	November 10, 2015

Created	November 09, 2015

By	***

Status:	SIGNED

Transaction ID	***

“Silver Spring Networks - SVN 04 to SOW01 - PO 509020_4500003054 - OA 508889” History

***

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN05

Service Variation Notice 05

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 05 (SVN05), the MPA, SOW01, SVN01, SVN02, SVN03 and SVN04 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN05.

SVN Number	SVN05	PO Number	509020
Date Raised	20 November 2015	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN05 varies the Agreement to:

•     add a new type of external antenna, ***

•     amend the volume of ***

•     amend the volume ***  licences from ***

•     add Attachment 2 to Annexure 28 of SOW01, which was accidentally excluded in the final version of the executed SOW01.

MPA provisions to be varied:

External Antenna

In Schedule: Contract Details, in the table appearing under the section titled “Volume Charges for Products and Software”:

1.    amend the Product titled “Antenna, ***

2.    delete in its entirety the row with the ***  and replace it with the following:

Statement of Work provisions to be varied:

Commercial in Confidence	Page 1 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN05

The following provisions of SOW01 are amended as indicated:

External Antenna

1.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.1 [Equipment and Product Charges] Infill Equipment, in the table appearing under that section amend the Product titled “Antenna, ***

2.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.2 [Equipment and Product Charges] *** in the table appearing under that section and for the row with the*** amend the:

a.    ***

b.    ***

c.    ***

3.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.2 [Equipment and Product Charges] *** in the table appearing under that section and for the row with the ***  amend the:

a.    ***

b.    ***

c.    ***

d.    ***

4.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.2 [Equipment and Product Charges] *** in the table appearing under that section and for the row titled *** and replace it with ***

5.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.1 [Project Equipment and Products] *** in the table appearing under that section and for the row with the *** amend the:

a.    ***

b.    ***

c.    ***

6.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.1 [Project Equipment and Products] *** in the table appearing under that section delete the row in its entirety with the ***

7.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.2 [Project Equipment and Products] *** in the table appearing under that section and for the row with the *** amend the:

a.    ***

b.    ***

c.    ***

8.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.2 [Project Equipment and Products] *** in the table appearing under that section delete the row in its entirety with the ***

Commercial in Confidence	Page 2 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN05

9.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.3 [Project Equipment and Products] *** in the table appearing under that section and for the row with the *** amend the:

a.    ***

b.    ***

c.    ***.

10.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.4.3 [Project Equipment and Products] *** in the table appearing under that section delete the row in its entirety with the ***

Field Service Units

1.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.3 [Equipment and Product Charges] Other Equipment and Products, in the table appearing under that section and for the row with the “Item” of ***  amend the:

a.    ***;

b.    ***.

2.    In SOW01, Annexure 11: Pricing for Delivery, in Section 3.3 [Equipment and Product Charges] Other Equipment and Products, in the table appearing under that section and for the row titled “Total”, delete the value of ***

3.    In SOW01, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table appearing under that section and for the row with the “***  amend the:

a.    ***;

b.    ***.

4.    In SOW01, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table appearing under that section and for the row titled “Total”, delete the value of “$***

External Antenna

Attachment 2 is added to Annexure 28 of SOW01, following Attachment 1, as set out in Appendix A of this SVN05.

Impact Summary
Impact on Cost:	The value of SOW 01 increases by $***
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 3 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN05

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

November 9, 2015
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram
Signature of Party	Signature of Witness

Steve Ingram
Print name of Signatory	Print name of Witness

November 9, 2015
Date

Commercial in Confidence	Page 4 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN05

Appendix A

Attachment 2 to Annexure 28

***

1. ***

The terms for the *** are available at: *** and the terms for the*** are contained in a click-wrap agreement agreed to on use of the ***

2. ***

*** for the *** and the *** are below.

***

***

3. ***

*** for the *** and the ***

Commercial in Confidence	Page 5 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN06

Service Variation Notice 06

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 06 (SVN06), the MPA, SOW01, SVN01, SVN02, SVN03, SVN04 and SVN05 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN06.

SVN Number	SVN06	PO Number	509020
Date Raised	31 March 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN06 varies the Agreement to:

1.      Amend the delivery time for Equipment ordered under Purchase Order PO509020-09 to after 15 March 2016.  Supplier will apply a *** to this shipment only and without additional conditions on either AusNet Services or Supplier, and

2.      Amend the payment terms ***  for all Purchase Orders issued under SOW1 for which an invoice has not yet been raised.

MPA provisions to be varied:
None.
Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

Amend payment terms for 30% balance of the value of Equipment and Products

1.      In SOW1, Annexure 11: Pricing for Delivery, in Section 8.1 [Invoices and Payment] Equipment and Products, item 8.1b) is deleted and replaced in its entirety with the following:

b)      The Supplier will invoice for the *** f the value of the Equipment and Products, upon the earlier of:

1.   ***

2.   ***

Commercial in Confidence	Page 1 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN06

Purchase Order terms to be varied:
The delivery time in Purchase Order PO509020-09 is deleted and replaced in its entirety with the following: Delivery time: Not before 15th March 2016.
Impact Summary
Impact on Cost:	None.
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 2 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN06

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo	/s/ ***
Signature of Party	Signature of Witness

Mario Tieppo	***
Print name of Signatory	Print name of Witness

March 31, 2016
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram	/s/ ***
Signature of Party	Signature of Witness

Steve Ingram	***
Print name of Signatory	Print name of Witness

March 31, 2016
Date

Commercial in Confidence	Page 3 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN07

Service Variation Notice 07

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 07 (SVN07), the MPA, SOW01, SVN01, SVN02, SVN03, SVN04, SVN05 and SVN06 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN07.

SVN Number	SVN07	PO Number	509020
Date Raised	1 April 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN07 varies the Agreement to:

1.    *** and to enable *** Upon invoicing of this*** Supplier will ***

2.    *** and

3.    *** to be applied to *** and

4.    *** which is required to meet *** Under *** this*** is to be provided at ***  to AusNet Services*** are to be provided ***

5.    *** ; and

6.    *** to clarify the *** This variation is as a result of the *** and

7.    For clarity,***

8.    For clarity***

MPA provisions to be varied:
None.

Commercial in Confidence	Page 1 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN07

Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

Add 5.2TB of useable storage

1.   In SOW01, Annexure 28: Managed Services ***, in Attachment 1 to Annexure 28: ***

Amend volume of Micro AP’s in ***  to 19 units

2.   In SOW1, Annexure 11: Pricing for Delivery, in Section 3.4.1 [Equipment and Product Charges] *** and for the row with the***  amend the:

a.   ***

b.   ***.

3.    In SOW1, Annexure 11: Pricing for Delivery, in Section 3.4.1 [Equipment and Product Charges] *** in the table under that section and for the row with the *** amend the:

a.   ***

b.   ***.

4.   In SOW1, Annexure 11: Pricing for Delivery, in Section 3.4.1 [Equipment and Product Charges] *** in the table under that section and for the row titled *** and replace it with ***

Amend Software Support and Maintenance Charges for 18 Communication Tester licences

5.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.2 [Software Charges] Software Support and Maintenance Charges, in the table under that section and for the row with the “UIQ Licence” titled “*** amend the:

a.   ***

b.   ***

6.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.2 [Software Charges] Software Support and Maintenance Charges, in the table under that section and for the row titled “Total Cost (USD)”, ***

Add new Software titled Communications Module Utility (CMU)

7.    In SOW1, Annexure 2: Scope of Work for Delivery, in Section 5 Equipment Supply Scope of Work, in the table under that section add a new row as follows:

Description	Supplier Product Name	Supplier Product Code
***	***	***

8. In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section add a new row as follows:

Commercial in Confidence	Page 2 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN07

UIQ Licence	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***

9.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section and for the row titled “Total Cost (USD)”, delete the value *** and replace it with ***

10.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, add a new note as follows:

4)     Pursuant to *** are provided to AusNet Services at *** is required to meet requirements *** as described in Annexure 4.

11.   ***  in the table under that section add a new row as follows:

***	***	***	***	***
***	***	***	***	***

12.   *** in the table under that section and for the row titled ***

13.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.2 [Software Charges] Software Support and Maintenance Charges, add a new note as follows:

4)   ***  will not apply *** will apply as described in ***

Amendment to requirement AMI3160 in Annexure 4

14.   In SOW01, Annexure 4: Specifications, in Section 7.1 ***

***

Amendment to requirement AMI3287 in Annexure 4

15.   In SOW01, Annexure 4: Specifications, in Section 10.3 [NMS Specification] Network Device Management Requirements, requirement *** is replaced in its entirety with:

*** must complete within *** , when the device has not previously been paired to an AMI Meter.  When the *** has been previously paired to a meter the *** must complete within *** must complete within *** when the device has not previously been paired to a meter.  When the *** has been previously paired to an AMI Meter the Field Pairing process must complete within 10 minutes for *** commences from the time in which the *** is inserted into an energised AMI Meter and is subject to network coverage***

Commercial in Confidence	Page 3 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN07

Amendment to requirement AMI3032 in Annexure 4

16.   In SOW01, Annexure 4: Specifications, in Section 3.1 [AMI System Specification] Functional Requirements, *** is replaced in its entirety with:

*** must complete within *** when the device has not previously been paired to an AMI Meter.  When the *** has been previously paired to an AMI Meter the Field Pairing process must complete within *** commences from the time in which the***

Clarification that Communications Tester and a Field Service Unit are to be purchased together

17.   In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, add a new note as follows:

*** is a diagnostic tool installed on a *** and used with a ***

Clarification that spare Equipment is not ***

18.   In SOW1, Annexure 11: Pricing for Delivery, in Section 3.2 [Equipment and Product Charges] *** add a new note as follows:

3)   *** that exceeds the Equipment volumes described in the *** and is lower than the value of the *** is deemed to be spare Equipment *** Spare Equipment is not *** and is therefore***

Purchase Order terms to be varied:
None.
Impact Summary
Impact on Cost:	The value of SOW 01 increases by $***
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 4 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN07

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

June 22, 2016
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram
Signature of Party	Signature of Witness

Steve Ingram
Print name of Signatory	Print name of Witness

June 26, 2016
Date

Commercial in Confidence	Page 5 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN08

Service Variation Notice 08

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 08 (SVN08), the MPA, SOW01, SVN01, SVN02, SVN03, SVN04, SVN05, SVN06 and SVN07 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN08.

SVN Number	SVN08	PO Number	509020
Date Raised	01 Jun 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** ICT Category Manager

Description of Variation:

This SVN08 varies the Agreement necessary for AusNet Services to purchase Smart Networks pursuant to an updated set of Smart Networks requirements, which specifically requires the:

1.     ***of AusNet Services ***is no longer required;

2.     ***

3.     ***Annexure 4a – Smart Networks Requirements ***a new Annexure 4a – Smart Networks Requirements that ***; and

4.     ***to Smart Networks Charges in Section 11 of Annexure 11 – Pricing for Delivery.

MPA provisions to be varied:

The following provisions of the MPA are amended as indicated:

1.     In Schedule: Contract Details, in the table appearing under the section titled “***

2.     In Schedule: Contract Details, in the section titled “Notes” appearing under the table within the section titled “***

14.     ***

Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

1.     In SOW1, Annexure 2: Scope of Work for Delivery, in Section 5 Equipment Supply Scope of Work, in the table under that section add a new row as follows:

Commercial in Confidence	Page 1 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN08

Description	Supplier Product Name	Supplier Product Code
***	***	***

2.     In SOW1, Annexure 2: Scope of Work for Delivery, in Section 5 Equipment Supply Scope of Work, replace the paragraph immediately following the table under that section to remove the reference to ***as follows

***to be provided under this Statement of Work ***are set out in Annexure 26 – Product Data Sheets, ***and subject to AusNet Services *** Where there is a discrepancy between the Product Data Sheets, ***, the following order of precedence applies:

3.      In SOW1, Annexure 2: Scope of Work for Delivery, in Section 6.1 [Acceptance] ***and for the row titled ***in its entirety as follows:

1.     Subject to AusNet Services ***The AMI System meets the ***of Annexure 04a – ***

2.     ***and a plan is agreed to address any ***are specifically related to a ***of Annexure 04a – ***is set out in ***of Annexure 25 – Software Maintenance and Support***

4.      In SOW1, Annexure 3: Project Plan, in Section 2 Milestones and Milestone Dates and for the row titled “***

5.      In SOW1, Annexure 4a: Smart Networks Requirements is replaced in its entirety with a new Annexure 4a: Smart Networks Requirements as set out in Appendix A of this SVN08.

6.      In SOW1, Annexure 5: AusNet Services Inputs, in Section 2 AusNet Services Inputs, in the table under that section and for the row titled “CI-33” entirely replace the “Description” to:

AusNet Services will provide written notice to the Supplier to ***in accordance with ***Annexure 02 – Scope of Work for Delivery.  Such written notice will also include a ***in Section 11 of Annexure 11 – Pricing for Delivery.

7.     In SOW1, Annexure 5: AusNet Services Inputs, in Section 2 AusNet Services Inputs, in the table under that section remove the row titled “CI-34” in its entirety.

8.     In SOW01, Annexure 11: Pricing for Delivery in Section 11 Smart Networks the first paragraph is replaced in its entirety with:

Pursuant to AusNet Services Input***Following acceptance of ***Supplier will a) invoice for the ***and b) invoice for the ***The Supplier will invoice for the ***and made available by the Supplier to AusNet Services for its use in the ***

9.     In SOW01, Annexure 11: Pricing for Delivery in Section 11.1 [Smart Networks] Software Licence Charges the row with the “***.

10.     In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, in the table under that section and for the row titled “Total”, ***

Commercial in Confidence	Page 2 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN08

11.     In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, add a new note as follows:

2)     ***include the ***The Charges assume that ***

12.     In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, add a new note as follows:

3)     ***the Charges increase ***These additional Charges are ***

13.     In SOW01, Annexure 11: Pricing for Delivery in Section 11.2 [Smart Networks] Software Support and Maintenance Charges the row with the “Item” titled “***

14.     In SOW1, Annexure 11: Pricing for Delivery, in Section 11.2 [Smart Networks] Software Support and Maintenance Charges, in the table under that section and for the row titled “Total”, ***

15.     In SOW1, Annexure 11: Pricing for Delivery, in Section 11.2 [Smart Networks] Software Support and Maintenance Charges, replace Note 1 in its entirety with:

1)     ***

Purchase Order terms to be varied:
None.
Impact Summary
Impact on Cost:	The value of SOW 01 increases by $***
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 3 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN08

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:

/s/ Mario Tieppo
Signature of Party	Signature of Witness

Mario Tieppo
Print name of Signatory	Print name of Witness

June 23, 206
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:

/s/ Steve Ingram
Signature of Party	Signature of Witness

Steve Ingram
Print name of Signatory	Print name of Witness

June 23, 2016
Date

Commercial in Confidence	Page 4 of 5

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN08

Appendix A

Commercial in Confidence	Page 5 of 5

Annexure 04a:
Smart Network Requirements

AMI System

AusNet Electricity Services Pty Ltd
ABN 91 064 651 118

Silver Spring Networks, Inc.
ABN 25 630 693 963

Service Variation Notice 08	1
Executed	4
1 Document Overview	4
2 ***	5
2.1 ***	5
2.1.1***	5
2.1.2***	5
2.1.3***	5
2.1.4***	5
2.1.5***	5
2.1.6***	6
2.1.7***	6
2.2***	6
2.3***	6
2.4***	6

SSN – Anx 04a – Smart Networks Requirements Final Version 1.7	Page 2 31 May 2016

Document Control

Version No.	Date of Issue	Issued by	Reason for Update
0.1	24 Mar 2016	AusNet Services	Initial draft
0.2	13 April 2016	AusNet Services	Revisions
0.4x	4 March 2017	B Baker, A LeRoy	Workshop revisions
1.0	15 April 2016	AusNet Services	Draft for SSN Review
1.1	28 April 2016	AusNet Services	Revisions from SSN Workshop
1.2	3 May 2016	SSNI	Further revisions from SSN Workshop
1.3	11 May 2016	AusNet Services	Revisions from SSN Workshop 11.5.16
1.4	13 May 2016	AusNet Services	Inclusion of SIQ 3.x Requirements
1.5	20 May 2016	SSNI	Review of AusNet Services update
1.6	24 May 2016	AusNet services	Review of SSNI updates
1.7	31 May 2016	AusNet Services	Update to SN3042 –Final version

Glossary of Terms

Unless defined below, a defined term used in this document has the meaning given to it in either the MPA or Annexure 23 – Glossary of Terms.

Term	Definition
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

SSN – Anx 04a – Smart Networks Requirements Final Version 1.7	Page 3 31 May 2016

1	Document Overview

Following written notice from AusNet Services (at its absolute discretion), and subject to pricing specified in Annexure 11 – Pricing for Delivery, the Supplier will supply the capability in the AMI System to support AusNet Services’ network modernisation program. This Annexure provides requirements for AusNet Services' network modernisation program (the Smart Networks Option).

These requirements are for the Smart Networks Option and are in addition to the requirements of Annexure 04 - Specifications. ***

SSN – Anx 04a – Smart Networks Requirements Final Version 1.7	Page 4 31 May 2016

2	***
2.1	***
2.1.1	***
***	***
***	***
***	***
***	***

2.1.2	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

2.1.3	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

2.1.4	***
***	***
***	***
***	***

2.1.5	***
***	***

SSN – Anx 04a – Smart Networks Requirements Final Version 1.7	Page 5 31 May 2016

2.1.6	***
***	***
***	***
2.1.7	***
***	***
***	***
***	***
***	***
2.2	***
***	***
***	***
***	***

2.3	***
***	***
***	***
2.4	***
***	***
***	***
***	***

SSN – Anx 04a – Smart Networks Requirements Final Version 1.7	Page 6 31 May 2016

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

Service Variation Notice 09

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation Notice 09 (SVN09), unless the contrary intention appears, the MPA, SOW01, SVN01, SVN02, SVN03, SVN04, SVN05, SVN06, SVN07 and SVN08 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN09.

SVN Number	SVN09	PO Number	4500003054 (previously 509020)
Date Raised	01 Aug 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:
This SVN09 varies the Agreement to amend the Disengagement Services and the Charges for the Managed Services Initial Term, which specifically requires: 1. *** 2. *** 3. *** 4. *** 5. *** 6. ***.
MPA provisions to be varied:

In the table in Schedule: Contract Details, in the row for "Standard rates (clauses 4.1 and 4.2)", after the section titled "Volume Charges for the Products and Software", add the following new section:

Rate Card for the Services

The following Charges will apply to the supply of discretionary Services by the Supplier subject to a Project Agreement or Purchase Order:

US-Based Roles		AU-Based Roles
Role	Daily rate ($USD)	Role	Daily rate ($AUD)
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***
***	***
***	***

Commercial in Confidence	Page 1 of 6

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

Notes: 1. The Charges in the tables above are: • *** • *** • *** 2. *** 3. ***
Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

Managed Services Charges for the Managed Services Initial Term

1.   In SOW1, Annexure 11: Pricing for Delivery, in Section 6 ***

a.   ***

b.   ***

Disengagement Services scope

2.   In SOW01, Annexure 28 – Managed Services ***

  i.   ***

 ii.   ***

iii.   ***

3.   In SOW01, Annexure 28 – Managed Services ***, after Attachment 2 to Annexure 28 [Appliance Software Terms], add the new Attachment 3 to Annexure 28 [Managed Service Disengagement Plan], which is attached as Annexure A to this SVN09.

Pricing for Disengagement Services

4.   In SOW1, Annexure 11: Pricing for Delivery, in Section 6 NMS Environment Charges, in the table under that section and for the row titled “Disengagement of Managed Services”, amend the:

a.   “***

b.   ***

5.   In SOW1, Annexure 11: Pricing for Delivery, in Section 6 NMS Environment Charges, in the table under that section and for the row titled “Total”, delete ***

6.   In SOW1, Annexure 11: Pricing for Delivery, in Section 6 NMS Environment Charges, replace note 3 in its entirety with a new note 3 as follows:

3)   ***AusNet Services ***are agreed to in writing by AusNet Services.  ***

7.   In SOW1, Annexure 11: Pricing for Delivery, in Section 8.5 [Invoices and Payment] Managed Services and Software-as-a-Service, add a new paragraph at the end of that section as follows:

a.   The Supplier will invoice for ***The invoice will be for the ***by AusNet Services in the provision of the ******

b.   ***

c.   ***

The Supplier will invoice AusNet Services for the***Once AusNet Services discontinues its use of the Supplier’s ***

Commercial in Confidence	Page 2 of 6

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

AusNet Services Inputs for the Disengagement Services 8. In SOW01, Annexure 5 – AusNet Services Inputs, in Section 2 AusNet Services Inputs add new AusNet Services Inputs as follows:
#	Input	Description		AusNet Services	Supplier
CI-41	***	***		***	***
CI-42	***	***		***	***
CI-43	***	***		***	***
CI-44	***	***		***	***

Third Party Software

9.   In SOW01, Annexure 28 – Managed Services ***, in Section 2 Definitions, replace the definition of "Managed Software" with the following new definition:

“Managed Software” means Third Party Software provided by the Supplier under Managed Services or installed *** and is described in Deliverable D-05 (Licence and Tools Transition Plan) in the Managed Services Disengagement Plan.

10.  In SOW01, Annexure 28 – Managed Services ***, in Section 6 Disengagement Services, replace section 6C(b) with the following new section 6C(b):

b. Managed Software.  AusNet Services will remain responsible for the licences in respect of the Managed Software.  AusNet Services acknowledges and agrees that, as part of the Disengagement Services, AusNet Service must purchase licences in respect of the Managed Software.

UIQ licences for Disengagement Environment

11.  In SOW01, Annexure 23 – Glossary of Terms, insert the following new definitions:

Disengagement Environment	means an Environment to be installed and configured by AusNet Services on AusNet Services hardware for testing related to the disengagement of Managed Services.
Disengagement Environment Term	Has the meaning given to it in Section 4.1 of Annexure 11 – Pricing for Delivery.
12. In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section add new rows as follows:
UIQ Licence		Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***		***	***	***	***
***		***	***	***	***

13.  In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section and for the row titled “Total Cost (USD)”, ***

14.  In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, add a new note as follows:

5)   ***the Supplier will ***Unless AusNet Services has issued AusNet Services ***

Purchase Order terms to be varied:
None.

Commercial in Confidence	Page 3 of 6

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

Impact Summary
Impact on Cost:	The Charges for Services will increase by an estimated ***
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 4 of 6

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

Executed

SIGNED for and on behalf of AusNet Electricity Services Pty Ltd ABN 91 064 651 118 by:	In the presence of:
/s/ Mario Tieppo
Signature of Party	Signature of Witness
Mario Tieppo
Print name of Signatory	Print name of Witness
September 1, 2016
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:
/s/ Steve Ingram
Signature of Party	Signature of Witness
Steve Ingram
Print name of Signatory	Print name of Witness
September 1, 2016
Date

Commercial in Confidence	Page 5 of 6

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN09

Annexure A to this SVN09

Commercial in Confidence	Page 6 of 6

Project Management Plan AusNet Services AMI Remedial Delivery Phase

Project Management Plan

AusNet Services

Managed Service Disengagement Plan

Version	1.4
Status	For AusNet Services’ acceptance
Last Updated	28 July 2016
Author	***

Project Management Plan AusNet Services AMI Remedial Delivery Phase

1 Project Overview		4

1.1	Background	4
1.2	Document Scope	5

2 Project Details		6

2.1	Project Objectives	6
2.2	Success Criteria	6
2.3	Governing Principles	6
2.4	Project Scope	7
2.5	Out of Scope	9
2.6	Assumptions	10
2.7	High Level Approach	10
2.8	Project Management Services	10
2.9	Mobilisation	10
2.10	Monitor Development	12
2.11	Skills Development	13
2.12	Planning and Technical	18
2.13	Staged Transition	19
2.14	Post Transition Support	21
2.15	Non-Documentary Deliverables	21
2.16	Documentary Deliverables	22

3 Project Organisation & Resources		22

3.1	Project Environment	22
3.2	Governance	22
3.3	Project Organisation	22

4 Schedule Management		23

4.1	Project Milestones	23
4.2	High Level Schedule	23
4.3	Project Schedule	23

5 Communication Management		23

5.1	Reporting	23

6 Project Controls		23

6.1	Supplier/Contractor Management	23
6.2	Change Management	24
6.3	Risk Management	24
6.4	Risks	25
6.5	Issue Management	25
6.6	Quality Management	25

7 Project Closure		25

8 Attachment 1: Third Party Software		26

Silver Spring Networks, Inc.	Confidential Information	2

Project Management Plan AusNet Services AMI Remedial Delivery Phase

Document Control

Version	Date	Details	Changed by
0.8	24 Apr 2016	***	***
0.9	26 Apr 2016	***	***
0.10	2 May 2016	***	***
0.11	5 May 2016	***	***
0.12	13 May 2016	***	***
0.13	20 May 2016	***	***
0.14	23 May 2016	***	***
0.15	26 May 2016	***	***
0.16	27 May 2016	***	***
0.17	10 June 2016	***	***
0.18b	15 June 2016	***	***
0.19c	29 June 2016	***	***
1.0	30 June 2016	***	***
1.1	12 July 2016	***	***
1.2	19 July 2016	***	***
1.3	26 July 2016	***	***
1.4	28 July 2016	***	***

Document References

Document Name	V
Silver Spring Networks Managed Services Monitoring Overview and Descriptions	1.0

Attachment 2: Reading List	1.0
AMI Remedial Delivery Phase Statement of Work (ref: POC 508889) (“Project SOW”)
AMI Remedial Delivery Phase Project Management Plan (ref: Deliverable D-1) (“Project PMP”)	1.1
SG-300 Smart Grid Operations and Administration

Silver Spring Networks, Inc.	Confidential Information	3

Project Management Plan AusNet Services AMI Remedial Delivery Phase

1	Project Overview
1.1	Background

AusNet Services owns and operates Victoria’s electricity transmission network, and is responsible for transporting electricity into Victoria’s five distribution networks. In addition to owning and operating a gas distribution network that provides gas to properties in Western Victoria, AusNet Services also owns and operates an electricity distribution network that provides electricity to more than 685,000 properties in Melbourne’s north east, and across eastern Victoria (Figure 1).

Figure 1: AusNet Services’ Service Territory

In 2006, the Victorian Government mandated the rollout of AMI to residential and small business customers by replacing all manually read meters with remotely read interval meters by the end of 2013. In addition, the Victorian Department of Primary Industries (DPI) defined minimum functional requirements and service levels for AMI systems implemented in Victoria.

By March 2014, *** of AusNet Services meter fleet had been logically converted and performance issues encountered by the AMI core system resulted in the AMI Remediation Program being established. A thorough review of the AMI solution was conducted and the technical assessment identified that a number of material activities were required to strengthen the end to end AMI solution and enable it to consistently meet service level specifications.

From June 2014 the AMI Program commenced the design and delivery of a recovery program, which focused on system stability and performance at scale while delivering on logical conversion rates.

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

In April 2015, AusNet Services selected Silver Spring Networks (“Silver Spring”) mesh radio based advanced metering infrastructure (AMI) technology as part of the AMI Remedial Program to augment AusNet Services’ existing Wi-Max technology based AMI solution. Silver Spring will deliver two-way meter communications within nine Coverage Regions to provide coverage to all current non-logically converted (Non LC) meters within AusNet Services’ service territory.

In April 2016, AusNet Services and Silver Spring had successfully moved the AMI remediation project into an operational state and AusNet Services has commenced preparations to transition services to ongoing operations, a part of which includes the disengagement of Silver Spring Managed Services to AusNet Services ICT Operations team. This document outlines the plan to disengage from Managed Services.

1.2	Document Scope

This Project Management Plan provides an overview of the disengagement of Managed Services, which today are provided by Silver Spring to AusNet Services.  This document describes:

•	Why the project is being undertaken and what the project is going to deliver (Section 2):
o	Project Objectives
o	Success Criteria
o	Governing Principles
o	Scope
o	Assumptions
o	Approach
o	Services
o	Mobilisation
o	Monitor Development
o	Skills Development
o	Planning and Technical Guidance
o	Staged Transition
o	Post Transition Support
•	Who will do the work (Section 3):
o	Governance
o	Project Organisation
•	When the project will be delivered (Section 4)
o	Schedule Management
o	Project Milestones
o	High Level Schedule
o	Project Schedule
•	How information will be gathered and distributed (Section 5):
o	Communication Management
•	How the project will be controlled (Section 6):
o	Governance
o	Quality
o	Issue and Risk Management
•	The conditions for Project Closure (Section 7).

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

2	Project Details
2.1	Project Objectives

Today, AusNet Services receives Managed Services related to the AMI System as illustrated below.  As provided for in the Project SOW, AusNet Services intends to transition these services internally to the ICT and metering business by disengaging from Managed Services.

***

Figure 2: AMI Solution Overview

2.2	Success Criteria

From a Silver Spring perspective, this Project will be deemed successful when:

1.	Silver Spring has provided and where applicable, AusNet Services has accepted, the Silver Spring Service Deliverables described in this plan.
2.	The *** and *** and *** and ***.
2.3	Governing Principles

The orderly disengagement of Managed Services is to be undertaken in adherence to the following governing principles.

1

Priority is a compliant AMI Solution: Completing *** that results in a compliant solution *** remains the priority.  As the disengagement of Managed Services proceeds any *** will be given *** to the ***.

2	Managed Service Continuity: Silver Spring resources applied to the delivery of disengagement services will *** of Managed Services unless otherwise stated in this plan.
3

Change Management Adherence: The Change Management Process described in *** will also apply, with the specific requirement for Silver Spring to be *** the subject of the scope of this Project Management Plan.

4

Strong engagement from AusNet Services BAU resources:  While the project is responsible for executing the disengagement of Managed Services, AusNet Services BAU team is responsible for the *** and therefore, their active involvement is required throughout the disengagement.

5

Differences in Service Delivery: The current Silver Spring provided managed services framework ***etc.) will differ to the framework employed by AusNet Services BAU ***. Silver Spring will work collaboratively to assist AusNet Services in ***. AusNet Services will ensure that its organisation *** and ***. Particularly where such ***.

6.   Technical Transparency: Silver Spring will be as transparent as possible with AusNet Services in relation to all technical attributes of the managed appliance and AMI solution being transitioned. AusNet Services will respect that Silver Spring has the right and responsibility to protect its IP and to operate within the scope of its agreements with AusNet Services.

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

2.4	Project Scope

The scope of work to be delivered is clearly outlined in Section 6A of Annexure 28 of the Project SOW (as outlined below).

1.	a clear statement of the required *** of the AusNet Services resources required for *** (refer to section ***)
2.	all relevant documentation regarding ***, and explanation of this documentation where necessary (refer to Attachment 2: Reading List);
3.	advanced training in the *** at AusNet Services’ premises such that AusNet Services personnel can ***
4.	a documented System Changes for the *** as necessary to support disengagement of Managed Services in compliance with the Change Management Process; and
5.	sharing or configuring *** necessary ***

6.    following the end of the ***, the Supplier will assist AusNet Services *** in achieving an orderly and uninterrupted ***

7.    implement agreed level of *** for Silver Spring post transition support

8.	Silver Spring will assist AusNet Services in transferring all required support services from applicable third party vendors to AusNet Services.
9.	High Level Approach

Below is the high level staged and layered cutover approach. Each implementation stage / layered cutover will have *** for implementation, to be followed by *** of observation prior to any further change.

***

Roles and Responsibilities during cutover

To ensure that both AusNet Services’ and Silver Spring’s disengagement teams have a clear understanding of their responsibilities through each change articulated in the high level approach to the staged transition, a detailed roles and responsibilities model *** will be established, agreed and adhered to by the respective disengagement project managers.

This will ensure that all stakeholders involved in the disengagement have a clear reference point and expectations as to who is responsible for what during the transition.

Change Freeze

During the *** and *** both Silver Spring and AusNet Services may instigate a change freeze, the scope and timing of which is to be mutually agreed. This change freeze is intended to ensure that.

•	*** outside of the disengagement program occur.
•	*** are changed *** outside of the disengagement program.

By doing this, additional risks are removed from the program and the complexity of the disengagement services can be further contained.

Once disengagement services are complete and all deliverables within this project plan have been accepted, AusNet Services *** the change freeze at ***

Silver Spring Networks, Inc.	Confidential Information	7

Project Management Plan AusNet Services AMI Remedial Delivery Phase

Exceptions:

3.	For the period in which Silver Spring is providing Managed Services, changes required in response to *** may necessitate an *** to the Change Freeze ***
4.

Where both Silver Spring and AusNet agree that a change does not negatively impact the disengagement, changes can *** If such a change is agreed, this would be subject to approval under the normal Change Management processes.

Removal of Silver Spring Intellectual Property

Silver Spring uses its intellectual property to provide customers with Managed Services and as AusNet Services is disengaging from Managed Services, this intellectual property shall be removed prior to AusNet Services being granted administration access to the environments.

During this task, Silver Spring will specifically identify the intellectual property to be removed and work with AusNet Services to ensure that the dress rehearsal and transition cutover plans incorporate tasks to have it removed in an orderly manner.

10.	Post Transition Support

Annexure 28’s scope for Disengagement Services provided for a total duration of *** business days for disengagement activities (a total of *** business days). This project management plan describes a project duration of *** business days, which both Silver Spring and AusNet Services agree is required to adhere to the Guiding Principles and to mitigate risk.

The full scope as provided for in Annexure 28 remains a requirement for Disengagement Services. Additionally, the following *** items have been contemplated in this project management plan.

1.	***
2.	***
3.	***
4.	***
5.	***
6.	***
7.	***
8.	***
9.	***

Environments: Only the environments facilitated by the UIQ Appliance will be in scope of the disengagement from Managed Services and these environments are described in the table below.

Common Name	DNS Name	Short Description
***	***	***
***	***	***
***	***	***

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

Special Considerations (disengagement environment):

AusNet Services will install and configure a new UIQ environment (disengagement environment) ***.

•	This environment will be *** at the *** of the disengagement.
•	This environment will *** and will in no way be ***.
•

This environment may be connected to *** or other *** upon request, however, any Silver Spring support required to facilitate *** changes to *** *** or *** is not included within the scope of disengagement.

•	*** will be leveraged to assist AusNet Services in the establishment of the disengagement environment to the extent that it does not ***.
2.5	Out of Scope

Other than those items specifically mentioned in Section 2.4 such as those noted below, notwithstanding it has been agreed by both AusNet Services and Silver Spring to proceed on a ‘*** basis. As such, additional scope items may be required based on AusNet Services’ requirements, and Silver Spring will endeavour to accommodate such changes as they arise.

Out of scope items include the following:

Environments: Existing non-production environments provided through Software as a Service are out of scope of the disengagement of Managed Services and will continue to be provided for the term defined in the Project SOW.  These environments are described in the table below.

Common Name	DNS Name	Short Description
***	***	***
***	***	***

Special Considerations (disengagement environment):

For the avoidance of doubt, any Silver Spring support required by AusNet Services in relation to the following activities is not included within the scope of disengagement.

1.	***
2.	Activities to *** or *** with the *** disengagement environment.

These services can however be obtained as necessary by AusNet Services through existing ad-hoc support frameworks in the master agreement.

General Exclusions:

For the avoidance of doubt Disengagement Services exclude the following items and the Supplier recommends AusNet Services assess, with the reasonable assistance of the Supplier, the cost of:

1.	AusNet Services *** to perform the responsibilities ***. This includes, *** for systems, applications ***;
2.	the *** and *** of the removed *** necessary to provide the Managed Services; and
3.	any ***.

Silver Spring Networks, Inc.	Confidential Information	9

Project Management Plan AusNet Services AMI Remedial Delivery Phase

2.6	Assumptions

The following assumptions apply:

1.	AusNet Services will continue utilising the Silver Spring *** as described further in the “Detailed Technical Design” part of Section 2.7 High Level Approach of this Project Management Plan.
2.

Silver Spring will not be required to *** for AusNet Services, unless otherwise stated in this Project Management Plan or as agreed by and between the Project Managers.  This assumption *** described in Section ***.

3.	AusNet Services will not alter the *** or the *** to the extent that it would necessitate *** configuration for either hardware delivered or to be delivered.
4.	Silver Spring will not be responsible for performing any changes to the *** once AusNet Services has successfully disengaged.
5.	With notice from Silver Spring, AusNet Services will provide Silver Spring with *** were the UIQ Appliances are installed.
6.	Appropriate resources can be made available from both AusNet Services and Silver Spring to support this disengagement plan.
7.	AusNet Services has elected not to conduct the *** and instead the pre-requisite requirements will be satisfied by ***, to be provided by AusNet Services.
2.7	High Level Approach

The picture below illustrates the high level approach for the orderly disengagement of Managed Services.  The subsequent pages further describe this approach. Silver Spring’s *** will be leveraged to articulate and align the responsibilities of each party during the transition.

***

2.8	Project Management Services

Project Management Services have responsibility to deliver the services and deliverables described in this Project Management Plan. These services include *** status reports (incorporated into AMI Remediation status reports), *** to achieve the deliverables and the ***.

2.9	Mobilisation

During Mobilisation, both Silver Spring and AusNet Services will mobilise and confirm to each other that their *** for the *** the disengagement services and has the *** as outlined within this document.

It is important that AusNet Services designate staff to the disengagement of Managed Services who (i) will have an *** for the management of the AMI System and (ii) that these staff are *** in their respective areas so as to ***. Silver Spring recommends that the designated AusNet Services ICT Operations staff have the following competencies.

Systems Administration competencies including:

▪	*** preferably ***;
▪	***; and
▪	***

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

Network Engineer competencies including:

▪	*** configuring and maintaining ***;
▪	*** or equivalent;
▪	***knowledge;
▪	*** knowledge;
▪	Solid grasp of *** and ***;
▪	Experience with ***; and

***Prior to commencement of ***, Silver Spring and AusNet Services resources (as applicable) will acknowledge to their appropriate Project Manager that they have *** described in Attachment 2: Reading List and in the project documentation table below. The Silver Spring and AusNet Services Project Managers must notify each other when all resources have completed this task at which point they will also provide each other with ***. This list will include *** along with a *** in the disengagement.

This will ensure that all resources entering the disengagement of Managed Services with an adequate knowledge base to enable productive and efficient disengagement discussions.

Silver Spring Networks, Inc.	Confidential Information	11

Project Management Plan AusNet Services AMI Remedial Delivery Phase

The project documentation that is to be read and understood is as follows:

Document Name	Document Purpose
***

This *** describes the *** in place that will allow Silver Spring Networks (Silver Spring) and AusNet Services to mutually recognize and respond to *** in support of the Appliance for the Production Environment located in ***

***

This *** document describes the *** required for *** implemented as part of Silver Spring Network’s standard Managed Service:

***

The document and accompanying documentation clearly outlines the *** for each of the above *** consistent with section ***

***	The purpose of this document is to provide a basic overview of the *** that Silver Spring Networks has *** to AusNet Services. This *** and has been designed to support up to ***
***	The purpose of this document is to provide an overview of the *** and state to AusNet Services that Silver Spring has *** for the *** is on the *** which is located in the ***
***	The purpose of this document is to provide an overview of the *** and state to AusNet Services that Silver Spring has *** to AusNet Services. This *** and has been designed to support up to ***
***

Silver Spring must provide an *** such that when *** or *** are installed in any of AusNet Services’ AMI Meters the *** with the new AMI Meter, including ***

The *** must be notified whenever *** is installed to a ***

Silver Spring has completed a *** showing how the *** and *** with the AMI Solution.

***	The objective of this document is to deliver *** as outlined in Annexure 2 – Scope of Work for Delivery of the Project SOW
***

The objective of this document is to deliver *** documentation to AusNet Services in accordance with *** as outlined in Annexure 2 – Scope of Work for Delivery of the Project SOW, including:

*** including relevant ***; and

***

***

The objective of this document is to deliver *** covering the maintenance and support of the *** and associated *** in accordance with *** as outlined in Annexure 2 – Scope of Work for Delivery of the Project SOW.

2.10	Monitor Development

Today, Silver Spring uses at least *** monitors to proactively monitor the health and performance of the UIQ Appliance and the AMI System for AusNet Services. The attached document contains an inventory of the *** monitors.  When AusNet Services disengages from Managed Services it will be responsible for implementing a new monitoring capability that replaces the monitors used by Silver Spring.

During this task, AusNet Services will *** and also on the Managed Appliance infrastructure components.

*** monitors will first be tested in the disengagement environment before being installed on the *** environment’s as part of the transition cutover.

To support this, Silver Spring will produce *** as described in Section 0. Within *** days of ***, Silver Spring will attend up to *** meetings to assist in clarifying any questions AusNet Services may have in relation to the Monitor Inventory documentation and it’s monitor build and test activities. Each meeting will be limited to *** and the timing of each meeting to be mutually agreed by the respective disengagement project managers.

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

Through this process Silver Spring will not be required to disclose detail of its monitoring capabilities which it considers to be its intellectual property.

Test Environment

Today, AusNet Services utilises test environments that are provided to it as a Software as a Service solution by Silver Spring.  These environments cannot be used to test AusNet Services’ monitors and other required environment changes and consequently, AusNet Services will provision a new UIQ environment “disengagement environment”.

The disengagement environment will be leveraged to build and test application monitors, however it is noted that the disengagement environment has limited capability for testing infrastructure monitoring (as it does not operate on target infrastructure).

Test Execution

As AusNet Services will be building and testing their monitors in the disengagement environment, it is not necessary to co-approve changes to support this activity.

FSTE01

All application monitors will be *** in *** prior to being implemented and validated into ***.

PROD01

All application monitors will have been validated in the disengagement environment and *** to being implemented in ***.

Infrastructure Monitors

Where practicable, infrastructure monitors will be implemented in a *** manner through ***

2.11	Skills Development

The success of the disengagement of Managed Services is significantly influenced by the level of engagement from ICT Operations staff and the ability of the Project team to transfer knowledge, train and enable active learning by the ICT Operations staff.  In Silver Spring’s experience, real understanding comes from performing the services during the transition that ICT Operations will be required to do after the transition is completed.

Establishing Fundamentals (Training)

*** days of Operations and Administration training will be conducted *** by Silver Spring. Operations and Administration training includes the following topics with a focus on the operation and administration of the Silver Spring utility platform.

•	***
•	***
•	***
•	***
•	***

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

The delivery methodology for the standard training is primarily via slides on site at AusNet Services that allows for dynamic interaction between trainer and students. Each student will receive a student guide for use during training sessions and for reference afterwards. All training and reference materials used during the knowledge transfer and training sessions will be made available to AusNet Services via mutually agreed upon electronic formats determined at the conclusion of each training period.

The intended audience for this training includes, *** and ***

Additional detail on the Smart Grid Operations and Administration training is included in the attachments to this PMP (SG-300 Smart Grid Operations and Administration).

Pre-requisites for Operations and Administration training:

As described in the attached document “SG-300 Smart Grid Operations and Administration” each attendee of the Operations and Administration training should already have grounding and experience in the fundamentals of the Silver Spring Networks AMI solution prior to attending the Operations and Administration training.

Such grounding is typically enabled via Silver Spring provision of pre-requisite training. In this instance AusNet Services have not elected for Silver Spring pre-requisite training.

Typically, this pre-requisite training is centred on the topics and competencies below. AusNet Services will provide its attendees with the appropriate hands on UIQ experience consistent with the training objectives below, prior to the Operations and Administration training being conducted.

AMI 101: Systems

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

Silver Spring Networks, Inc.	Confidential Information	14

Project Management Plan AusNet Services AMI Remedial Delivery Phase

AMI 101: Security (Intro)

•	***
•	***
•	***
•	***
•	***
•	***

System Manager

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

System Operator

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

Silver Spring Networks, Inc.	Confidential Information	15

Project Management Plan AusNet Services AMI Remedial Delivery Phase

Network Center

•	***
•	***
•	***
•	***
•	***

Field Tools

•	***
•	***
•	***
•	***
•	***

Knowledge Transfer – Weekly Technical Workshops

Knowledge transfer starts with the required staff studying the recommended reading list.  Following mobilisation, weekly, largely unstructured “chalk talk” sessions will be conducted with subject matter experts as required to *** and ***.  The intent is to enable the ICT Operations staff with the option to ask questions of the Project Team to assist with the transfer of knowledge during the Operations Training Programme.

Each week’s “chalk and talk” topic/s will be pre-agreed between the AusNet Services disengagement manager and the Silver Spring disengagement managers at last one week prior to enable the relevant subject matter experts to be made available. “Chalk and talk” sessions will be limited to *** each and will be available to AusNet Services in the *** following AusNet Services acceptance of ND-01’s.

Active Learning

Active learning is a critical enabler to the ICT Operations staff increasing their skills to the point that they can reasonably meet the expectations of the role.

The disengagement environment will provide an opportunity for AusNet Services staff to have hands-on experience configuring and managing UIQ applications during, and after the Operations Training Programme.

Shadowing

In the month prior to cutover and during the period of post transition support. AusNet Services may choose to engage Silver Spring in “shadowing” activities, in which case AusNet Services will provide Silver Spring with written notice that they are choosing to leverage these shadowing services at least *** prior to shadowing activities taking place.

Pre-disengagement and post disengagement shadowing will be conducted as described below.

Pre-disengagement shadowing

In the *** prior to cutover activities taking place AusNet Services will engage Silver Spring to provide pre-disengagement shadowing.

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

During pre-disengagement shadowing, AusNet Services operations staff will remotely observe (ie. via screen sharing technology) Silver Spring operations staff performing routine changes in the relevant systems.

Post-disengagement shadowing

Once all cutover activities are complete and AusNet Services have full control of the Managed Appliance, FSTE01 and PROD01, AusNet Services will engage Silver Spring to provide post-disengagement shadowing.

During the period of post-transition support, Silver Spring operations staff will either remotely (ie. via screen sharing technology) or onsite observe AusNet Services operations staff performing up to ***.

Following each routine change observed by Silver Spring, Silver Spring operations staff will participate in a brief “activity review”, facilitated by AusNet and conducted by teleconference. Each activity review will discuss:

•	***
•	***
•	***

***

Competency Checklist

Prior to the commencement of the disengagement of Managed Services (DM-04), Silver Spring shall provide AusNet Services with a documented checklist of *** management of the Managed Appliance, FSTE01 and PROD01 environments. This will be delivered in line with ND-03 and AusNet Services may choose to use this in the pre-assessment of its readiness to take over management and operational control of the environments.

Defect Workarounds

Silver Spring will ensure that all ***, include information on any workarounds or remedial activities that are currently being performed by Silver Spring as a part of Managed Services. This information (See Section 2.12 – Silver Spring Cutover Planning) will include:

•	***
•	***
•	***

Background Jobs

Silver Spring will ensure that it provides AusNet Services with documentation (See Section 2.12 – Silver Spring Cutover Planning) of all AusNet Services’ job schedules implemented in FSTE01 and PROD01 environments which may not have been included in integration or as built documentation previously delivered. This documentation will include:

•	***
•	***
•	***

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

2.12	Planning and Technical

This task is to ensure that the technical teams discuss and determine design considerations necessary to disengage from Managed Services in adherence to this Project Management Plan. The key technical considerations are described further below.

*** Domain Name

Silver Spring recommends and AusNet Services accepts that AusNet Services will continue to use the *** domain name, which requires that Silver Spring (i) maintain and issue security certificates and (ii) undertake any external DNS changes that AusNet Services require.

During this task, the technical teams will jointly work together to identify the specific implications of remaining on the *** domain name, the ongoing responsibilities and access requirements required of Silver Spring and the required change requests to transition to this ongoing arrangement.

MicroAP Tunnel Router Configuration

Silver Spring has automated the configuration of the tunnel routers for MicroAPs through the use of ***, which is located on Silver Spring ***

Post transition, this will no longer be a*** and, unless agreed otherwise, AusNet Services will *** configure tunnel routers for each additional MicroAP ordered, or returned as part of the RMA process.

To support this, Silver Spring has provided AusNet Services with its ***, and Silver Spring will provide s***.

Remote Access

Existing remote access for Silver Spring via dedicated VPN will remain in place until the final acceptance of milestone MI-15 (all regions accepted). At this time, Silver Spring and AusNet Services will identify the further requirements relating to software support, for remote access, which Silver Spring strongly recommends as an ongoing requirement.

Third Party Software

As part of the disengagement of Managed Services, AusNet Services will need to ensure that it is appropriately licenced for Third Party Software used on the UIQ Appliance or in the provision of Managed Services.

During this task, AusNet Services will execute the changes defined to ensure that it is appropriately licenced for the Third Party Software prior to the transition cutover.  Silver Spring will provide support to AusNet Services as is reasonably required.

Disaster Recovery

During the AMI Remediation Project, the Disaster Recovery Design (Deliverable D-10) was accepted and a successful Disaster Recovery (DR) test completed.  This design was based on Silver Spring providing Managed Services and consequently, this design will need to be updated prior to cutover.

AusNet Services accept that Disaster Recovery consulting and support *** of this Project Management Plan.

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Project Management Plan AusNet Services AMI Remedial Delivery Phase

Transition Cutover Plan

Silver Spring will assist AusNet Services to produce the Transition Cutover Plan that details *** in accordance with the principles described in Section 2.3, and the high level approach. Silver Spring will reasonably contribute and review the Transition Cutover Plan.

Silver Spring Cutover Planning

Separately to its planning with AusNet Services, Silver Spring will undertake its own planning activities for each stage of the staged transition. Through this planning, Silver Spring will:

•	Engage its teams to prepare ***.
•	Seek to identify *** through each stage of the cutover.
•	Work from its own cutover plans which are tailored to support the shared Transition Cutover plan.
•	Ensure that each member of the Silver Spring teams supporting the staged transition, ***.

The following outputs from Silver Spring’s cutover planning will be provided to AusNet Services to assist with their relevant planning activities:

Item	Title	Description	Completion Date
1	***	A predominantly internal Silver Spring document *** This documentation covers the ***	***
3	***	During the course of Silver Spring’s internal planning for ***.	***
4	***	Silver Spring will ensure that *** include information on any *** This information will include: • *** • *** • *** being performed by Silver Spring ***	***
5	***

Silver Spring will ensure that it provides AusNet Services with documentation of all *** which may not have been included in integration or as built documentation previously delivered. This documentation will include:

•    ***

•    ***

•    ***

***

Silver Spring Networks, Inc.	Confidential Information	19

Project Management Plan AusNet Services AMI Remedial Delivery Phase

Tools and Applications Transition Plan

The Managed Appliance relies on a vast array of tools and applications to provide the overall AMI solution. Silver Spring will support AusNet Services in finalising a plan for the transition of each tool and application in the Managed Appliance.  This plan will, in part, be used to:

▪	***
▪	***
2.13	Staged Transition

With respect to the technology already deployed, the only technical system components undergoing change are system monitors. These system monitors lie at the heart of the Silver Spring Managed Service and support the operation of the UIQ, Managed Solution.

Deployment of monitoring systems will be implemented by AusNet Services in non-production environments (i.e. the disengagement environment) for testing, validation and dress rehearsal prior to their deployment in production.

The two production environments are PROD01 and FSTE01, these environments represent the Production and Full Scale Test environments respectively and are illustrated in Figure 2 - Environment Configuration below.

All of these environments operate on the UIQ Appliance and are currently managed by Silver Spring as part of its Managed Services. A key consideration has been that FSTE01 environment shares some common, clustered supporting infrastructure with the Production and Recovery environments, thus implementing a full set of infrastructure monitors to FSTE01 only (without potentially affecting PROD01) is not possible with this system configuration.

***

Figure 2 - Environment Configuration

To manage this complexity, the deployment approach for changing Monitoring System components will be implemented as a sequence of interleaved application and infrastructure monitor changes. Each step of the sequence will involve decommissioning of Silver Spring monitoring components and implementation of counterpart AusNet Services Monitoring components on a sub-system of the UIQ system.

Each of these transition step will coincide with the transfer of responsibility for relevant UIQ application or infrastructure management services, these will be further outlined in the RACI model (described below).

High Level Approach

Below is the high level staged and layered cutover approach. Each implementation stage / layered cutover will have *** for implementation, to be followed by *** of observation prior to any further change.

***

Roles and Responsibilities during cutover

To ensure that both AusNet Services’ and Silver Spring’s disengagement teams have a clear understanding of their responsibilities through each change articulated in the high level approach to the staged transition, a

Silver Spring Networks, Inc.	Confidential Information	20

Project Management Plan AusNet Services AMI Remedial Delivery Phase

detailed roles and responsibilities model *** will be established, agreed and adhered to by the respective disengagement project managers.

This will ensure that all stakeholders involved in the disengagement have a clear reference point and expectations as to who is responsible for what during the transition.

Change Freeze

During the *** and ***, both Silver Spring and AusNet Services may instigate a change freeze, the scope and timing of which is to be mutually agreed. This change freeze is intended to ensure that.

•	*** outside of the disengagement program occur.
•	*** are changed *** outside of the disengagement program.

By doing this, additional risks are removed from the program and the complexity of the disengagement services can be further contained.

Once disengagement services are complete and all deliverables within this project plan have been accepted, AusNet Services *** the change freeze at ***

Exceptions:

3.	For the period in which Silver Spring is providing Managed Services, changes required in response to ***) may necessitate an *** to the Change Freeze ***
4.

Where both Silver Spring and AusNet agree that a change does not negatively impact the disengagement, changes can *** If such a change is agreed, this would be subject to approval under the normal Change Management processes.

Removal of Silver Spring Intellectual Property

Silver Spring uses its intellectual property to provide customers with Managed Services and as AusNet Services is disengaging from Managed Services, this intellectual property shall be removed prior to AusNet Services being granted administration access to the environments.

During this task, Silver Spring will specifically identify the intellectual property to be removed and work with AusNet Services to ensure that the dress rehearsal and transition cutover plans incorporate tasks to have it removed in an orderly manner.

2.14	Post Transition Support

Silver Spring will provide post transition support for the *** business days immediately following the transition of Managed Services to AusNet Services. Without limiting the applicable services provided under SOW 1, post transition support will be limited to the services that prior to the transition would have been provided under the Managed Services arrangement.

Post transition support is additional support to assist AusNet Services in the investigation and resolution of incidents relating to the services that were provided under Managed Services prior to the transition. This is distinct from software support and maintenance which is agnostic to Managed Services and post-disengagement shadowing which provides support to AusNet services relating to changes to the environment.

Following the completion of the Post Transition Support, AusNet Services will continue to receive Software Support and Maintenance as is described in Project SOW.

Silver Spring Networks, Inc.	Confidential Information	21

Project Management Plan AusNet Services AMI Remedial Delivery Phase

2.15	Non-Documentary Deliverables

The disengagement of Management Services includes the following Services and non-documentary deliverables.

Scope	ID	Deliverable Name	Description including Acceptance Criteria
***	***	***	***
***	***	***	***
***	***	***	***
2.16	Documentary Deliverables

The disengagement of Managed Services includes the following documentary deliverables which will follow the review and acceptance process.

Scope	ID	Deliverable Name / Date	Description
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
3	Project Organisation & Resources
3.1	Project Environment

When on site at AusNet Services, the AusNet Services Project Manager will make office accommodation available for the Silver Spring resources to conduct their duties.

3.2	Governance

Governance of the disengagement of Managed Services will be an extension to the governance arrangements in place for the AMI Remediation Delivery project, which are described in Section 3.2 of the Project PMP and summarised by the illustration below.

***

Project Managers Working Group (Disengagement of Managed Services)

On a *** basis or as required for the duration of the Project, the AusNet Services Mesh NMS Implementation Project Manager and the Silver Spring CPM (and others as agreed between the Project Managers) will meet to discuss progress against Project deliverables, Project dependencies as well as manage risks, issues and plan weekly Project related activities.

Silver Spring Networks, Inc.	Confidential Information	22

Project Management Plan AusNet Services AMI Remedial Delivery Phase

3.3	Project Organisation

Following mobilisation, each disengagement project manager will assemble and communicate the structure of their organisations disengagement team. In the interim, the overview below articulates the organisation as it’s relevant to the disengagement managers.

***

4	Schedule Management
4.1	Project Milestones

The disengagement of Managed Services has the following Milestones (referred to as Disengagement Milestones or DM-##).  The Milestone is achieved when all Acceptance Criteria for Silver Spring deliverables applicable Milestone have been met.

For the avoidance of doubt, AusNet Services owned deliverables will not be a dependency for AusNet Services acceptance of Silver Spring deliverables and milestones.

ID	Milestone	Milestone Timing	Acceptance Criteria
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
4.2	High Level Schedule

***

4.3	Project Schedule

The detailed project schedule will be established by AusNet Services following mobilisation and will align to the high level schedule (Section 4.2) and Milestones (Section 4.1) contained within this project management plan.

5	Communication Management
5.1	Reporting

The following reports on the Project will be provided to the AusNet Services’ Project Managers within the existing reporting schedule for the AMI Remediation Status Reports ***):

Report	Purpose	Responsibility	Frequency	Due Date
***	***	***	***	***
***	***	***	***	***

Silver Spring Networks, Inc.	Confidential Information	23

Project Management Plan AusNet Services AMI Remedial Delivery Phase

6	Project Controls
6.1	Supplier/Contractor Management

This project will be managed under the terms of the MPA and the Project SOW.

6.2	Change Management

The project will use the change control procedure as described in Clause 46 of the MPA.

Technical and System changes will follow the existing processes of both AusNet Services and Silver Spring Networks.

6.3	Risk Management

The disengagement of Managed Services will adopt the Risk Management processes of the AMI Remediation project, which are described in Section 7.3 of the accepted AMI Remedial Delivery Project Management Plan.

Silver Spring Networks, Inc.	Confidential Information	24

Project Management Plan AusNet Services AMI Remedial Delivery Phase

6.4	Risks

The initial risks to be managed are stated in the table below, however following mobilisation of the project teams a risk workshop will be conducted and a living risk register will be established for the duration of the delivery. This risk register will be managed and owned by AusNet Services and will grade risks in line with AusNet’s preferred risk management framework. Silver Spring will endeavour to inform and contribute to this risk register throughout the disengagement.

ID	Risk Description	Consequence	Likelihood	Residual Rating	Mitigation

R01	***				***
R02	***				***
R03	***				***
R04	***				***
R05	***				***
R06	***				***
R07	***				***
R08	***				***
6.5	Issue Management

The disengagement of Managed Services will adopt the Issue Management processes of the AMI Remediation project, which are described in Section 6.6 of the accepted Project PMP.

6.6	Quality Management

The disengagement of Managed Services will adopt the Quality Management processes of the AMI Remediation project, which are described in Section 7.6 of the accepted Project PMP.

7	Project Closure

This project is considered closed when all of the following items are complete as described in this Project Management Plan.

1.	***
2.	***
3.	***
4.	***.

Silver Spring Networks, Inc.	Confidential Information	25

Project Management Plan AusNet Services AMI Remedial Delivery Phase

8	Attachment 1: Third Party Software

The table below provides an indicative list of licenses to be transitioned / accounted for during disengagement services. The disengagement teams (Silver Spring and AusNet Services) will jointly review and finalise this table once mobilisation is complete.

***

Silver Spring Networks, Inc.	Confidential Information	26

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN10

Service Variation Notice 10

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 10 (SVN10), the MPA, SOW01, SVN01, SVN02, SVN03, SVN04, SVN05, SVN06, SVN07, SVN08 and SVN09 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN10.

SVN Number	SVN10	PO Number	4500040461
Date Raised	10 October 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN10 varies the Agreement for AusNet Services to install SensorIQ in environments that have been transitioned to AusNet Services following the disengagement of Managed Services, as described in Section 6 Disengagement Services of Annexure 28 – Managed Services *** and for Supplier to provide training and support during the process.

MPA provisions to be varied:
None
Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

1.   In SOW01, Annexure 11: Pricing for Delivery in Section 11 Smart Networks the first paragraph is replaced in its entirety with:

***

2.   In SOW1, Annexure 11: Pricing for Delivery in Section 11 Smart Networks, in the table under that section and for the row with the “Item” titled “SensorIQ Deployment Services”, amend the:

a.   “***

b.   ***

3.   In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, add a new row to the table as follows:

Item	Catalogue Number	Quantity	Unit Price (USD)	Total Cost (USD)
***	***	***	***	***

Commercial in Confidence	Page 1 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN10

4.   In SOW1, Annexure 11: Pricing for Delivery in Section 11.1 [Smart Networks] Software Licence Charges, in the table under that section and for the row titled “Total”, ***

5.   In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, replace note 2) in its entirety with:

2)    The Charges for SensorIQ Deployment Services includes:

a.   ***AusNet Services ***Payment is pursuant to ***

b.   ***to assist AusNet Services with ***.  AusNet Services will not be ***AusNet Services.  The Supplier ***

The Charges assume that a) no Deliverables are required for Smart Networks other than the SensorIQ Deployment Services and b) Annexure 10: Project Support Services are not required for Smart Networks.

6.   In SOW1, Annexure 11: Pricing for Delivery, in Section 11.1 [Smart Networks] Software Licence Charges, add a new note as follows:

3)    The SensorIQ Training Services are for a *** onsite training course that includes the basic concepts and procedures associated with the SensorIQ product.  In this course the attendees will learn about the data that can be collected from LAN Modems using SensorIQ and how to interpret and use the data that is collected.  The Charges for the SensorIQ Training Services include up to *** attendees.  Such Services will be deemed Accepted upon completion of the Services and then the Supplier will invoice for the Services and payment is pursuant to clause 6 of the MPA.

Purchase Order terms to be varied:
None.
Impact Summary
Impact on Cost:	The Charges for Services will reduce by an estimated ***.
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 2 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN10

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:
/s/ Mario Tieppo
Signature of Party	Signature of Witness
Mario Tieppo
Print name of Signatory	Print name of Witness
October 25, 2016
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:
/s/ Dave Whalen
Signature of Party	Signature of Witness
Dave Whalen
Print name of Signatory	Print name of Witness
October 25, 2016
Date

Commercial in Confidence	Page 3 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN11

Service Variation Notice 11

Silver Spring Networks, Inc. (Supplier) and AusNet Electricity Services Pty Ltd (AusNet Services) are parties to Statement of Work 01 dated 13 April 2015 (SOW01), entered into under the Master Procurement Agreement between the parties dated 8 April 2015 (MPA).  In this Service Variation 11 (SVN11), the MPA, SOW01, SVN01, SVN02, SVN03, SVN04, SVN05, SVN06, SVN07, SVN08, SVN09 and SVN10 are together referred to as the Agreement.

The Supplier and AusNet Services have mutually agreed to vary the Agreement, as detailed in this SVN11.

SVN Number	SVN11	PO Number	4500003054 (previously 509020)
Date Raised	30 September 2016	Project Name	AMI Remedial Delivery Phase
SOW Number	SOW01	Raised By	*** AMI Commercial Lead

Description of Variation:

This SVN11 varies the Agreement to:

1.    Add new Software *** Lite which is required to meet requirements AMI3085 in Annexure 4, following the disengagement of Managed Services.  Under Section 5.11.1 of Annexure 2, this additional Software is to be provided *** cost to AusNet Services.  Software Support and Maintenance Services are not provided for ***; and

2.    Replace “Antenna, Cellular AP 4.5” with new “Antenna, Cellular AP 4.5 and 5”.  The “Antenna, Cellular AP 4.5” is no longer sold and the new antenna is compatible with both Access Point 4.5 and the new Access Point 5.  Variation to SOW01 is not required as AusNet Services will not be placing any further purchase orders for Products described in SOW01.

MPA provisions to be varied:

In Schedule: Contract Details, in the table appearing under the section titled “Volume Charges for Products and Software” and for the row with the “Product” value of “Antenna, Cellular AP 4.5”, amend the:

1.    “Product” to “Antenna, Cellular AP 4.5 and AP 5”; and

2.    “Catalogue Number” to “201-000030”.

Statement of Work provisions to be varied:

The following provisions of SOW01 are amended as indicated:

*** Software

1.    In SOW1, Annexure 2: Scope of Work for Delivery, in Section 5 Equipment Supply Scope of Work, in the table under that section add a new row as follows:

Description	Supplier Product Name	Supplier Product Code
***	***	***

Commercial in Confidence	Page 1 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN11

2. In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section add a new row as follows:
UIQ Licence	Catalogue Number	Quantity	Unit Charge (USD)	Total Cost (USD)
***	***	***	***	***

3.    In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, in the table under that section and for the row titled “Total Cost (USD)”, delete the value *** and replace it with “$***

4.    In SOW1, Annexure 11: Pricing for Delivery, in Section 4.1 [Software Charges] Software Licence Charges, add a new note as follows:

6)    ***

5.    In SOW1, Annexure 11: Pricing for Delivery, in Section 4.2 [Software Charges] Software Support and Maintenance Charges, add a new note as follows:

5)    ***

Purchase Order terms to be varied:
None.
Impact Summary
Impact on Cost:	None.
Impact on Schedule:	None.
Impact on Deliverables:	None.

Commercial in Confidence	Page 2 of 3

MPA between AusNet Services and Silver Spring Networks, Inc.

Statement of Work 01 – SVN11

Executed

SIGNED for and on behalf of AUSNET ELECTRICITY SERVICES PTY LTD ABN 91 064 651 118 by:	In the presence of:
/s/ ***
Signature of Party	Signature of Witness
***
Print name of Signatory	Print name of Witness
October 28, 2016
Date

SIGNED for and on behalf of Silver Spring Networks, Inc. ABN 25 630 693 963 by:	In the presence of:
/s/ Dave Whalen
Signature of Party	Signature of Witness
Dave Whalen
Print name of Signatory	Print name of Witness
October 28, 2016
Date

Commercial in Confidence	Page 3 of 3

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO ESCROW AGENT BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	Silver Spring Networks, Inc. whose principal office is at 555 Broadway Street Redwood City CA 94063 (“Licensor");
(2)	NCC Group, Inc, a corporation organized and existing under the laws of Virginia with an office at 123 Mission Street, Suite 1020, San Francisco, CA 94105 USA ("Escrow Agent"); and
(1)

Licensee’s Name: AusNet Electricity Services Pty Ltd, ABN 91 064 651 118, whose principal office is at Att: ICT Commercial Manager, Locked Bag 14051, Melbourne City Mail Centre Victoria 8001 ("Licensee");

(2)	Agreement:
1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account hardware escrow agreement number 41932 dated  4/04/07 ("Escrow Agreement") and 63293 (AusNet Hardware) dated 05/07/15, both between Licensor and Escrow Agent.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, Escrow Agent and Licensee in accordance with the terms of the Escrow Agreement.

3.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

4.	Licensor and Licensee agree to compensate Escrow Agent for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
1	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter) agreement 38105	$***	***%	***
2	Licensee Termination Fee	$***	***%	***
3	Release Fee (plus Escrow Agent's reasonable expenses)	$***	***%	***

5.	This Registration Agreement shall take effect when Escrow Agent has registered Licensee as a party to the relevant Deposit Account Agreement.
6.	The Release Events for the undersigned Licensee are as follows:
(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or
(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(i)	Licensor takes any corporate action authorizing any of the foregoing; or
(ii)	any similar or analogous proceedings or event to those in Clauses 6.1.1 to 6.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor ceases to carry on its business or the part of its business which relates to the Software; or
(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of AusNet Electricity Services Pty Ltd

Name: Mario Tieppo……………………...¦ /s/ Mario Tieppo………………………………………….............

Position: CIO..........................................................................¦	(Authorized Signatory)

Date: 12/22/15……………………………………………....¦

Signed for and on behalf of Silver Spring Networks, Inc.

Name: Steve Ingram……………………../s/ Steve Ingram………………………………………….………...¦

Position: SVP Global Delivery…………………………….¦	(Authorized Signatory)

Date: 12/21/15……………………………………………..¦

Signed for and on behalf of NCC GROUP Inc

Name: ***………………………………...¦/s/ ***…………………………………………………..

Position: Senior Legal Counsel…………………………...¦	(Authorized Signatory)

Date: 12/22/15…………………………………………….¦

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO ESCROW AGENT BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(3)	Silver Spring Networks, Inc. whose principal office is at 555 Broadway Street Redwood City CA 94063 (“Licensor");
(4)	NCC Group, Inc, a corporation organized and existing under the laws of Virginia with an office at 123 Mission Street, Suite 1020, San Francisco, CA 94105 USA ("Escrow Agent"); and
(5)

Licensee’s Name:AusNet Electricity Services Pty Ltd, ABN 91 064 651 118, whose principal office is at Att: ICT Commercial Manager, Locked Bag 14051, Melbourne City Mail Centre Victoria 8001 ("Licensee");

Agreement:

7.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number 38105  dated  4/4/2007 ("Escrow Agreement") and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s) listed below, both between Licensor and Escrow Agent:

a. 52043 (AMM) dated 11/12/2012	f. 58401 (FWU) dated 7/2/2013
b. 52044 (NEM) dated 7/2/2013	g. 52046 (DA Gridscape) dated 11/12/2012
c. 52047 (HCM) dated 11/12/2012	h. 52045 (SSC) dated 12/11/12
d. 52051 (Firmware) dated 11/12/2012	i. 64929 (CEPNMS/Network Center)
e. 58402 (MPC) dated 7/2/2013	j. 64928 (FPS)

8.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, Escrow Agent and Licensee in accordance with the terms of the Escrow Agreement.

9.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

10.	Licensor and Licensee agree to compensate Escrow Agent for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
1	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter) agreement 38105	$***	***%	***
2	Licensee Termination Fee	$***	***%	***
3	Release Fee (plus Escrow Agent's reasonable expenses)	$***	***%	***

11.	This Registration Agreement shall take effect when Escrow Agent has registered Licensee as a party to the relevant Deposit Account Agreement.
12.	The Release Events for the undersigned Licensee are as follows:
(iii)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor; or

(iv)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or
(iii)	Licensor takes any corporate action authorizing any of the foregoing; or
(iv)	any similar or analogous proceedings or event to those in Clauses 6.1.1 to 6.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or
(vi)	Licensor ceases to carry on its business or the part of its business which relates to the Software; or
(viii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of AusNet Electricity Services Pty Ltd

Name: Mario Tieppo………………………………¦ /s/ Mario Tieppo……………………………………......

Position: CIO…………………………………………………………¦	(Authorized Signatory)

Date: 12/22/15………………………………………………………..¦

Signed for and on behalf of Silver Spring Networks, Inc.

Name: Steve Ingram………………………………/s/ Steve Ingram…………………………………….…¦

Position: SVP Global Delivery……………………………………….¦	(Authorized Signatory)

Date: 12/21/15………………………………………………………..¦

Signed for and on behalf of NCC GROUP Inc

Name: ***………………………………………….……… ¦/s/ ***………………………………………….

Position: Senior Legal Counsel……………………………….…..…¦	(Authorized Signatory)

Date: 12/22/15…………………………………………….…………¦

***

FIRST AMENDMENT TO MASTER PROJECT PROCUREMENT AGREEMENT

AND STATEMENT OF WORK

TO CORRECT ERRATA

This First Amendment (“Amendment”), effective as of 13 April 2015 (“Effective Date”), is by and between Silver Spring Networks, Inc., ABN 25 630 693 963 (“Supplier”), and AusNet Electricity Services Pty Ltd, ABN 91 064 651 118 (“AusNet Services”).  This Amendment corrects certain errata in the Master Procurement Agreement (No. 508889) dated 8 April 2015 (“MPA”) and adds certain attachments inadvertently omitted from the Statement of Work No. 1 PROJECT: AMI Remedial Delivery Phase (“Statement of Work”) between the parties.  Capitalized terms not defined in this Amendment will have the same meaning as in the MPA and Statement of Work.

1.  Escrowed Materials.  The chart under clause 30.7 on page 64 of the Supplier Specific Amendment 17 (clause 30) is as follows:

Item	Description
1.	Source code for all Software and Firmware.
2.	Any *** required to *** any Software or Firmware.
3.	*** and ***
4.	*** all applicable Software *** and any specific instructions that are needed***
5.	*** and ***
6.	*** for all the ***
7.	*** including but not limited to *** for the ***

2. AusNet Policies.  The AusNet Services policies attached to this Amendment as Attachment 1 are hereby incorporated into Annexure 20 (Policies and Standards) of the Statement of Work.

3. Software Services.   The *** attached to this Amendment as *** is hereby incorporated into *** of the Statement of Work.

4. Integration; Conflict. Except as otherwise expressly provided or supplemented herein, the (i) terms and conditions of the MPA and Statement of Work remain in full force and effect, and (ii) this Amendment, the MPA and the Statement of Work constitute the entire and exclusive agreement between the parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications.  In the event of a conflict between this Amendment and/or the MPA and Statement of Work, this Amendment shall govern.

Page 1 of 2 (excluding Attachments)

Silver Spring and AusNet Services Proprietary and Confidential

Executed as an Agreement

Executed by

AusNet Electricity Services Pty Ltd

In accordance with Section 127 of the Corporations Act 2001:

/s/ Nino Ficca	/s/ Adam Newman
Signature	Signature
Nino Ficca	Adam Newman
Print Name	Print Name
Managing Director	CFO
Position	Position
Apr 13, 2015	Apr 13, 2015
Date	Date

Signed for an on behalf of

Silver Spring Networks, Inc.

by its authorised representative:

Signature:	/s/ Jim Burns

Print name:	Jim Burns

Position:	CFO

Date:	Apr 13, 2015

Page 2 of 2 (excluding Attachments)

Silver Spring and AusNet Services Proprietary and Confidential

Attachment 1

AusNet Services Policies

The following documents are attached behind this page:

1.	INFORMATION SECURITY POLICY STATEMENT
2.	INFORMATION SERVICES – ACCEPTABLE USE POLICY
3.	IT ASSET DISPOSAL POLICY
4.	SP AUSNET GOVERNING INFORMATION SECURITY POLICY
5.	SP AUSNET INFORMATION SECURITY POLICY AND CONTROLS

Silver Spring and AusNet Services Proprietary and Confidential

Information Security Policy Statement

SP AusNet is committed to understanding and effectively managing risks related to Information Security to provide greater certainty and confidence for our securityholders, employees, customers, suppliers and for the communities in which we operate. Finding the right balance between information security risk and business benefit enhances our business performance and minimises potential future exposures.

It is the policy of SP AusNet to ensure:

▪Information will be protected against unauthorised access.

▪Confidentiality of information will be maintained.

▪Information will not be disclosed to unauthorised persons through deliberate or careless action.

▪Integrity of information through protection from unauthorised modification.

▪Availability of information to authorised users when needed.

▪Information security training must be completed by all staff.

▪All suspected breaches on information security will be reported and investigated.

Any individual dealing with information at SP AusNet, no matter what their status (eg; employee, contractor, or consultant), must comply with the information security policies and related information security documents published on the SP AusNet intranet. This policy applies to all information, computer and network systems governed, owned by and/or administered by SP AusNet.

The objectives of these policies are to:

▪Reduce the opportunity for mistakes and misunderstandings to occur when dealing with IT assets and information of SP AusNet.

▪Educate staff to allow them to independently make informed decision with regards to the secure handling of IT assets and information which is owned by SP AusNet within the framework of the information security policies.

▪Assist in the identification and investigation of fraudulent IS related activities and co-operate with relevant legal agencies.

▪Defend IT assets and information that SP AusNet governs, owns, manages, maintains or controls which are both tangible and intangible and safeguard IT related records and documents that exist in all forms – paper and electronic.

▪Comply with the needs of the Regulatory Authorities (internal or external) and relevant legislation.

The goals of information security management are to:

▪Have information security controls in the framework of information security policies so as to provide a secure environment for the operation of SP AusNet’s business.

▪Identify through appropriate risk assessment, the value of information assets and to understand their vulnerabilities and the threats that may expose them to risk.

▪Manage the risks to an acceptable level through the design, implementation and maintenance of appropriate security processes and controls

▪Comply with legislation and industry best practices that apply to SP AusNet

All personnel have a responsibility to report perceived and actual information relating to information security breaches and or IT incidents either to the IT Service Desk or to their immediate managers.

Management and employees are responsible for embedding information security risk management in our core business activities, functions and processes. Information Security Risk awareness and our tolerance for risk are key considerations in our decision making.

Nino Ficca

Managing Director

28 January 2011

Human Resources

Policy Manual

Information Services – Acceptable Use Policy

Includes Social Networking Policy

Document number:          ***

Issue number:                   6

Status:                               Approved

Sponsor:                           ***

Approver:                         ***

Date of approval:            ***

Date for next review:      ***

File Name                        IS Acceptable Use & Social Networking Policy V 6.doc

***
Information Services – Acceptable Use Policy

1	POLICY PURPOSE		3
2	POLICY COVERAGE		3
3	DEFINITIONS		3
4	USE OF INFORMATION SERVICES		3
5	ACCEPTANCE OF RULES AND OBLIGATIONS		4
6	THE USER’S RESPONSIBILITIES		4
6.1 ACCESS RULES			5
	6.1.1	Acceptable use	5
	6.1.2	Inappropriate use	5
7	REMOVAL OF ACCESS TO SYSTEMS		6
8	REMOTE ACCESS TO SYSTEMS		6
9	SOFTWARE MAINTENANCE		7
10	VIRUS PROTECTION		7
11	MODEM ACCESS		7
12	WIRELESS ACCESS POINT		7
13	MONITORING USE		8
14	OWNERSHIP OF ELECTRONIC DATA		8
15	SOCIAL NETWORKING ACCEPTABLE USE POLICY		8
16	BREACH OF THE ACCEPTABLE USE POLICY		9
17	RELATED DOCUMENTS		9
18	CONTACT DETAILS		10
19	SCHEDULE OF REVISIONS		10
INFORMATION SERVICES - ACCEPTABLE USE FORM			11

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Information Services – Acceptable Use Policy
1	POLICY PURPOSE

The purpose of the policy is to:

•	Define the standards and conditions that apply to the use of SP AusNet Information Services; and
•

Outline the user’s responsibilities in relation to the use of SP AusNet Information Services, including IT equipment, the internet, intranet, telecommunications, email and access to social networking web sites such as Facebook, Twitter, Linkedin etc.

2	POLICY COVERAGE

This policy applies to all users of SP AusNet Information Services, including all permanent employees of SP AusNet, all contract/temporary employees and all employees of other parties that are provided with access to SP AusNet Information Services.

SP AusNet comprises SP Australia Networks (Distribution) Ltd, SP Australia Networks (Transmission) Ltd and their subsidiaries, SP Australia Networks (Finance) Trust and the responsible entity for the Trust, SP Australia Networks Ltd.  This policy is intended to cover all these mentioned. Additionally, the policy covers all employees of SPI Management Services Pty Ltd and EB Services employees and contractors operating on the SP AusNet network.

3	DEFINITIONS

For the purpose of this policy, the following definitions apply:

•	The intranet is an internal network available to a nominated group of users.
•	The internet is a global system of interconnected computer networks.
•	Email is defined as the SP AusNet company-provided email; along with any private email and internet email accounts that are accessed using SP AusNet resources including Remote Access (RAS).
•	Telecommunications – desk phones, company provided mobile phones, Blackberries, iPhones, windows mobile or any other smart phones.
4	USE OF INFORMATION SERVICES

SP AusNet provides the user with access to information services, including equipment, intranet facilities, the internet, telecommunication devices and email, to assist the user to efficiently access business-related information and to communicate with colleagues, customers, prospective customers and suppliers.

The Information System contains valuable information.  It is the responsibility of every user to ensure that the integrity and confidentiality of data stored within this system are protected at all times.

It is expected that these facilities be used in an efficient manner that is consistent with SP AusNet’s company values and legal obligations. Disciplinary action, up to and including dismissal, will be taken where use of these tools is not consistent with this policy.

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Information Services – Acceptable Use Policy
5	ACCEPTANCE OF RULES AND OBLIGATIONS

The user is required to read carefully the following statements that define the rules and obligations relating to the use of SP AusNet Information Services and complete the “Acceptable Use” form acknowledging your acceptance of these rules.

This form must be completed and forwarded to People Services representative *** of receiving access to the Information Services.

If the form is not received ***, the non-conformance will be reported to the requesting manager and will result in system access being disabled.

6	THE USER’S RESPONSIBILITIES

The user is responsible for ensuring that they are familiar with, and comply with, all applicable SP AusNet policies, namely:

•	*** is maintained and that all reasonable steps are taken to ensure that ***.
•	All *** must be reported to your Line Manager and Manager - Information Security.
•	Users must not ***.
•	*** Users must ***.
•	SP AusNet Network, Intranet & Internet Access
•	*** consistent with company values, follows the standards of use outlined in this policy and complies with any relevant laws and regulations.
•	*** where appropriate.
•	The user is not to permit *** to access the network or any SP AusNet information systems.
•

While the user uses the internet, the user is not permitted to copy, transfer, rename, add or delete information or programs belonging to others, unless given express permission to do so by the owner. This includes movies, music, media files, games and e-books. Failure to observe copyright or licensing agreements may result in disciplinary action by SP AusNet and/or legal action by the copyright owner.

•	***
•	*** ensure the information is ***
•	User credentials should not be shared or disclosed to others.
•	E-Mail
•	All email is addressed appropriately and that subject headings provide a reasonable indication of the included content.

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Information Services – Acceptable Use Policy
6.1	ACCESS RULES
6.1.1	Acceptable use

Access to the SP AusNet network, internet, intranet, company provided mobile phones and email and business applications is provided to support business purposes. Examples of acceptable use include:

•	*** with *** in a professional manner
•	*** that are relevant to ***
•	*** information as needed
•	*** for business purposes only
•	*** for business purposes

Limited personal use of internet, intranet and email is permitted, provided that:

•	Such use does not contravene any law, regulation, our company values or any SP AusNet policy.
•	It does not interfere with your productivity
•	Personal use is kept to incidental levels
•	You continue to perform your job satisfactorily
•	The volume of email and internet traffic generated by you has no adverse effect on the performance of the network
•	That the personal use is not related to any business activity not related to SP AusNet business activities.
6.1.2	Inappropriate use

Inappropriate use of SP AusNet provided applications, internet, intranet, company provided mobile phones, email or collaboration facilities includes use that is:

•	Illegal
•	Inconsistent with SP AusNet company values
•	Incompatible with working efficiently and effectively
•	Harmful to SP AusNet, its reputation, employees or customers.

Accessing video sharing websites is not permitted.

If you are in any doubt as to the acceptability of your internet, telecommunications devices or email usage, please discuss this with your Line Manager and Manager - Information Security.

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Information Services – Acceptable Use Policy

Examples of inappropriate use include, but are not limited to, the following:

•	Accessing web sites with content that is ***.
•	Transmitting, obtaining, displaying, demonstrating, advertising or requesting any material that is ***. This applies to sending, receiving or storing ***.
•

*** whether through language, frequency, or size of messages in a way that breaches ***. The intent of an employee in writing, sending or forwarding a message is irrelevant. ***, whether they have viewed it or not, it may breach this policy and relevant legislation.

•	Sending or forwarding unsolicited bulk mail messages. This includes, but is not limited to, ***.
•	Forwarding or propagating ***.
•	Posting messages to any ***, unless the message is strictly related to ***.
•	Accessing and participating in ***.
•	Using or accessing ***.
•	Conducting or soliciting for ***.
•	Using the internet to download ***.
•	Downloading and storing in ***.
•	Participating in activities on sites such as those dedicated to ***.
•	Accessing ***.
•	Accessing ***.
•	***.
•	Connecting a ***.
7	REMOVAL OF ACCESS TO SYSTEMS

In the event of breach(es) of this policy, SP AusNet reserves the right to *** any employee’s or contractor’s access to any or all systems.

8	REMOTE ACCESS TO SYSTEMS

SP AusNet will provide internal users with remote access to its systems on receipt of a Change Request approved by the user’s manager.

All such access is controlled ***. The user responsibilities listed in section 6 also apply to remote access.

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Information Services – Acceptable Use Policy
9	SOFTWARE MAINTENANCE

SP AusNet has a legal responsibility to ensure that only licensed software is installed on any company owned PC. Only authorised software licensed to SP AusNet may be installed on office computers, and only following a formal

Change Control process incorporating approval from SP AusNet IT Services Manager and Line Manager for all new software.

***.

Any software installed that does not have appropriate licensing may be removed to ensure SP AusNet remains compliant with license obligations.

10	VIRUS PROTECTION

The user is responsible for ensuring that:

•	SP AusNet computer virus protection software is never removed or disabled.
•	All external storage devices are scanned for viruses before their contents are accessed in any form (i.e. copying, reading or executing).
•	The user will notify the IT Service Desk immediately when the user detects the presence of a virus.
•	The user must comply with all requests to reboot or restart workstation/laptop in order to update antivirus definition file or a software patch
11	MODEM ACCESS
•	No external modem is to be connected to any device connected to the network, including wireless broadband modems.
•	No internal modems are to be connected to modem lines while the computer is connected to the network.
12	WIRELESS ACCESS POINT

No internal private/personal wireless network is permitted within SP AusNet.  Employees and contractors must use only SP AusNet provided wireless connections.

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Information Services – Acceptable Use Policy

Wireless network is permitted within SP AusNet and is subject to the same requirements and obligations as per use of the normal internal network. There are two wireless networks available for use:

•	*** This network is available for ***.
•	*** This network is available for ***.

In the use of either wireless network, all access and acceptable use policies are still in effect and apply.

13	MONITORING USE

***.

*** and *** containing the *** that potentially contain material of an *** provided to the respective *** provides information on the *** in question, along with the frequency and timing of the site visits. ***.

14	OWNERSHIP OF ELECTRONIC DATA

All messages, documents and other relevant information created, sent or retrieved using SP AusNet’s applications, internet, intranet, laptop/desktop and email facilities are the property of SP AusNet and cannot be considered private (except information owned and copyrighted by others).

15	SOCIAL NETWORKING ACCEPTABLE USE POLICY

Background

Social media “Web 2.0” interactive websites such as MySpace, Facebook, LinkedIn, YouTube and Twitter have built up global communities of users who interact both with the sites and with each other, a process known as social networking.  While this may seem perfectly normal, there are a number of risks associated with social networking, including:

•	Use of Web 2.0 sites, add-on social networking applications, “cloud computing” etc. to distribute malware (viruses, worms, Trojans, spyware etc.) or to hack users’ systems;
•	Consumption of time, network bandwidth and storage space;
•	Distraction of others going about their normal activities;
•	Increased potential for social engineering due to the disarming nature of social relationships;
•

Unauthorised and/or unintentional disclosure of personal and/or proprietary information, potentially causing personal and organizational impacts such as loss of reputation, legal liabilities for breach of copyright or privacy laws etc.

Guiding Principles

•

Employees may make reasonable, incidental use of social networking websites via the corporate IT/network facilities and company provided mobile phones / smart phones unless their managers expressly forbid them from doing so.

•	Talk to your manager to establish what is reasonable social networking use in your department/division
•	Employees who use social networking at all, but particularly at work, must take care to minimize the associated information security risks.

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Information Services – Acceptable Use Policy

Policy Requirements

•

If used sensibly, responsibly and in moderation, social networking can be a useful source of information and perhaps stress relief for employees. ‘Sensibly, responsibly and in moderation’ here means that employees should, for example, restrict their use of social networking to non-working breaks and a maximum of ***.

•	All use of the corporate IT facilities including company provided mobile phones / smart phones are routinely monitored and logged for security and other business reasons.
•	Employees using the Internet at work should not expect their use to be private.
•

If managers consider that the risks of using social networking facilities to be excessive relative to the business benefits in their division/departments, or if particular employees overstep the bounds of ‘sensible, responsible and moderate’ use, they may warn and if necessary ban employees from using social networking at work.

•

Management may also restrict or ban access to social networking and other websites that they consider inappropriate for work use. This includes, for example, adult sites, gambling sites and social networking applications.

•	Users must understand and comply with the “Information Services – Acceptable Use Policy”
•	If employees do use social networking (whether at work or elsewhere), they should take care to avoid or minimize the risks noted earlier, for example:
•	Not interfering with normal antivirus controls, firewalls and other system security features;
•	Not downloading or running social networking add-ons;
•	Limiting the number of social networking connections or “friends”, ideally connecting only to specific people they know and trust;
•	Being very wary about unsolicited contacts and requests made through social media, or made by more conventional means but using information available through social networking;
•	Clicking on suspicious or spurious links either from an unknown sender or from a known friend/associate;
•	Being careful about what information they disclose or use online, particularly in regard to sensitive personal and proprietary information, and information protected by copyright. ***;
•	Reporting information security incidents involving social networking to the IT Service Desk in the normal way.
16	BREACH OF THE ACCEPTABLE USE POLICY

All breaches of the Acceptable Use Policy will be dealt with in accordance with the Discipline Policy and Procedure.

17	RELATED DOCUMENTS
•	Information Services - Acceptable Use Form
•	Discipline Policy and Procedure

Issue 6 INTERNAL – UNRESTRICTED	9 of 11

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Information Services – Acceptable Use Policy
•	Information Security Policy
•	Code of Business Conduct
•	Mobile Phone Policy
•	Blackberry Device Policy
•	Equal Opportunity Policy
18	CONTACT DETAILS

For any questions or clarifications relating to this policy, contact Manager – Information Security.

***

Phone: ***

Moile: ***

eMail: ***

Department eMail: ***

Report IT/Information Security related incidents on 1800 02 4778 or

***

19	SCHEDULE OF REVISIONS

Revision	Date	Details of Change
1	7/3/07	Published
2	11/02/09	Reviewed & updated
3	22/10/09	Name of the policy changed, reviewed and updated
4	22/10/10	Reviewed and updated
5	23/11/11	Reviewed and updated
6	20/02/13	Combined Acceptable Use Policy & Social networking Policy

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Information Services – Acceptable Use Policy

INFORMATION SERVICES - ACCEPTABLE USE FORM

I,  _________________ have been provided with a copy of the policy document titled “Information Services – Acceptable Use Policy”.

I have read this document and I agree to comply with the conditions and responsibilities contained therein.

I understand that a breach of Acceptable Use Policy may result in disciplinary action against me.

Name:

Signature:

Dated:

Return this form to your People Services Consultant

Issue 6 INTERNAL – UNRESTRICTED	11 of 11

IT Asset Disposal Policy Version number: 1.2 Status: Revised Date published *** Job title of Process Owner IT Asset Manager Date for next review: *** File Name IT Asset Disposal Policy.doc

Revision history

Version	Date	Author	Changes made:
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

IT Asset Disposal Policy

Contents

1	Policy objectives		1
2	Scope and applicability		1
3	Definitions		1
4	Related Policies		1
5	Controls		1
6	Policy statements		2
	6.1	Reasons for Disposal	2
	6.2	Method of disposal	2
	6.2.1	***	2
	6.3	Storage of equipment destined for disposal	2
	6.4	Decommissioning an IT asset in preparation for disposal	3
	6.5	Disposal Cycle	3
	6.6	Disposal process- General Guidelines	3
		• Identifying assets suitable for disposal	3
		• Asset Disposal Forms	3
		• Approval for disposal	3
		• Preparing assets for disposal	4
		• Disposing of the assets	4
		• Updating internal records	4
Asset Disposal Form			5
Asset Disposal - Decommissioning Form			6

IT Asset Disposal Policy.doc	13/04/2015

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IT Asset Disposal Policy

1	Policy objectives

The objectives of the IT Asset Disposal policy are to:

•	Ensure the safe disposal of IT equipment;
•	Provide a systematic and accountable method for the disposal of surplus IT equipment; and
•	Ensure that the disposal process adheres to SP AusNet’s environmental policies.
2	Scope and applicability

The policy relates to the disposal of all IT Assets and should be followed by all employees responsible for:

•	Identifying surplus IT equipment;
•	Approving equipment disposal;
•	Preparing equipment for disposal; and
•	Arranging its safe disposal.
3	Definitions

IT Asset	Any IT equipment registered in the IT Asset Register

Asset owner

The Level Three BS&S manager responsible for supporting the IT asset during its useful life. See IT Configuration Management Policy asset during its useful life. See IT Configuration Management Policy for current list of Asset Owners

4	Related Policies
•	SP AusNet’s Authority Manual
•	SP PowerNet’s Waste Management – Environmental Operating Procedure – EOP-7
•	IT Configuration Management Policy
•	IT Asset Management Policy
5	Controls

The Asset Owner is responsible for completing an Asset Disposal Form defining the disposal steps taken.

The General Manager Business Systems & Services must provide final approval for all equipment disposals.

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IT Asset Disposal Policy
6	Policy statements
6.1	Reasons for Disposal

An IT asset will be marked for disposal if it is:

•	Faulty and not appropriate to repair;
•	Surplus to current and projected requirements; or
•	Non-compliant with OH&S requirements.
6.2	Method of disposal

An IT asset, identified for disposal, may be disposed of by one of the following methods:

•	***;
•	***;
•	***;
•	***;
•	***

The option chosen is dependent on asset type, age, location, quantity, anticipated sale value/ disposal cost, organisational, social and environmental factors.

6.2.1	***

Equipment may be offered for *** under the following terms:

•	Only equipment defined as both *** will be available for ***.
•	Only permanent employees will be given the option ***.
•	Only the current user of available equipment will be given ***.
•	The equipment will be offered to the current user at ***.

If the equipment user decides *** equipment for his/her own use, he/she may choose to ***.. In this instance, SP AusNet will take no role in subsequent transactions and will deal only with the equipment’s current user.

6.3	Storage of equipment destined for disposal

*** is stored and managed by the ***. In the case of a *** is a stakeholder in, and reviewer of, all such project charters and plans.

In all cases, ***.

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IT Asset Disposal Policy
6.4	Decommissioning an IT asset in preparation for disposal

In line with IT security policy directives, all equipment containing storage media must be *** before disposal.

The purpose of this *** is to ensure that ***.

The *** process is dependent on the disposal method:

•	If the asset is to be discarded, ***.
•	PC assets destined for *** must be ***.
•	PC assets destined for ***.

The IT Asset Manager has the discretion to outsource this function if appropriate

The Asset Owner is responsible for decommissioning the asset as described above and for completing an Asset Disposal – Decommissioning Form and submitting it to the IT Asset Manager for safekeeping.

6.5	Disposal Cycle

***.

6.6	Disposal process- General Guidelines

The disposal process will comprise the following steps:

•	***.

For an item to be classified as suitable for disposal it must ***.

The Asset Owner is responsible for ***.

•	***.

The Asset Owner is responsible ***.

•	***.

The IT Asset Manager is responsible for obtaining ***.

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IT Asset Disposal Policy
•	***.

Once an asset has been designated for *** a process that varies depending on the type ***.

The IT Asset Manager is responsible for identifying ***.

The Asset Owner is responsible for ***.

Sections 6.3 Storage of equipment destined for disposal and 6.4 Decommissioning an IT asset in preparation for disposal provide the appropriate policy directives relating to these processes.

•	***.

The IT Asset Manager is responsible for ***.

The Asset Owner is responsible for providing *** when required.

The Financial Controller is responsible for ***.

•	***.

It is important that all the relevant information relating to the asset disposal ***.

The IT Asset Manager is responsible for ***.

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IT Asset Disposal Policy

Asset Disposal Form

To be completed by Asset Owner
Last User Details
Name:			Location:
Type of Equipment
Desktop	☐ Laptop	☐ Printer	☐ Other:
Asset Details
Barcode:			Serial Number/Service Tag:
Manufacturer:			Model:
Approved by Asset Owner
Signed:
Date:
To be completed by IT Asset Manager
Decommissioning Form processed: Yes ☐ No ☐
Method of Disposal: Binned ☐ Sold to trade ☐ Sold Internally ☐
Comments:

Disposal Date:
Sold To:
Sold For: $
Asset Disposal A to P approved by GM: Yes ☐ No ☐
Retirement A to P submitted: Yes ☐ No ☐
CMDB Updated: Yes ☐ NO ☐
Approved by IT Asset Manager:
Signed:
Date:

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IT Asset Disposal Policy

Asset Disposal - Decommissioning Form

Last User Details
Name:				Location:
Type of Equipment
Desktop	☐ Laptop	☐ Printer	☐ Other:
Base Unit Details
Barcode:			Serial Number/Service Tag:
Manufacturer:			Model:
HDD Size:		GB's	RAM:		MB's	CPU Speed:	Ghz
Equipment Condition overall: Good ☐ Poor ☐ Very poor ☐
Condition Description:

Monitor Details
Barcode:			Serial Number/Service Tag:
Manufacturer:				Model:
Size:		LCD ☐ CRT ☐
Equipment Condition overall: Good ☐ Poor ☐Very poor ☐
Disposal
Approved by Asset Management? Yes ☐ No ☐
Should this be: Binned ☐ Sold to trade ☐☐ Sold Internally ☐
Confirm no. of wipes of the hard drive					Yes ☐ No ☐
Reason for decommissioning and other comments:

Decommissioned by:
Signed:
Date:

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Information Security

Policy

Governing Policy

Document number:                                                          ***

Issue number:                                                                 ***

Status:                                                                               Approved

Sponsor:                                                                        ***

***                                                                                ***

Date of approval:                                                            ***

Date for next review:                                                       ***

File Name                                 SP Ausnet Governing Information

                                                        Security policy Version 1b.doc

Revision history

Version	Date	Author	Changes made:
***	***	***	***
***	***	***	***
***	***	***	***

Document authorisation

	Name	Date
Updated by	***	***
Endorsed by	***	***
Approved by	***	***

1	Purpose	4
2	Scope	4
3	Roles and Responsibilities	4
4	Information Classification & Handling	5
5	Information Access Control	6
6	Third Party Data Handling	7
7	Physical Security	8
8	Network Security	8
9	Internet & Electronic Mail	9
10	Computer Operations	9
11	Development & Customisation	11
12	User Rights & Expectations	11
13	Exceptions	12
14	Breach of This Policy	13
15	Related Policies	13
16	Questions	13
17	Document Map	14

1	Purpose

SP AusNet is critically dependent on information and information systems. If confidentiality, integrity and availability of important information were compromised, SP AusNet could suffer losses and reputational damage. Being an owner and operator of critical infrastructure, SP AusNet has the responsibility and obligation to deliver services to our customers and stakeholders in a safe and secure manner. For these and other important business reasons, the Executive Leadership Team (ELT) working in conjunction with Risk & Assurance Division is committed to maintaining security of our information assets and systems with the involvement of all personell at SP Ausnet. This policy defines the security standards within SP AusNet, describes roles and responsibilities and provides guidance to owners, customers and users on each security domain.

2	Scope

2.1	Involved persons

Every personnel at SP AusNet, be it employees, contractors or service providers must comply with the information security policies found in this and related information security documents while delivering services to SP AusNet customers and stakeholders.

2.2	Involved systems

This policy applies to ***. This policy applies to all ***. This policy also covers other manifestations of information ***.

3	Roles and Responsibilities

3.1	Team effort

To be effective, information security must be a team effort involving the participation and support of all SP AusNet personnel who deal with information and information systems. In recognition of the need for teamwork, this policy statement clarifies the responsibilities of users and the steps they must take to help protect SP AusNet information and information systems. This document describes ways to prevent and respond to a variety of threats to information and information systems including unauthorised access, disclosure, duplication, modification, appropriation, destruction, loss, misuse, and denial of use.

3.2 Primary division working on information security

Guidance, direction, and authority for information security activities are centralised for all *** Division. *** to ensure that various divisions are operating in a manner consistent with these requirements *** is the responsibility of the ICT ***.

4 Information Classification & Handling
Uncontrolled document when printed

SP AusNet has established three categories to define general responsibilities with respect to information security:

3.3	Owner responsibilities

*** in all ***. Applications are computer programs that regularly ***. All application systems information ***. For each type of information, *** various ways in which the information will be utilised. More information about ***.

3.4	Custodian responsibilities

Custodians are *** of either SP AusNet information or information that has been entrusted to SP AusNet. While *** clearly *** are also ***.. Although business information must not be maintained on a personal computer, whenever information is maintained only on a personal computer, the ***. Each type of production application system information must have ***. Custodians are responsible for ***, including ***. Custodians are also required to *** consistent with this policy and other information security policies and requirements.

3.5	User responsibilities

Users are responsible for *** dealing with information security. Questions about the appropriate handling of a specific type of information should be directed to either the Custodian or the Owner of the involved information.

4	Information Classification & Handling
4.1	Consistent information handling

SP AusNet information, and information that has been entrusted to SP AusNet, must be ***.. Security measures must be employed ***. Information must be protected in a manner that is consistent with ***.

4.2	Information classification designations

SP AusNet has adopted an ***. All information under SP AusNet control, whether generated internally or externally, falls into one of these categories: ***. All workers must familiarise themselves with the definitions for these categories and the steps that must be taken to protect the information falling into each of these categories. Details can be found in the Information Handling and Labelling Guidelines document on the Intranet. For purposes of this policy, ***.

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4.3	Information classification labelling

If information is sensitive, from the time it is created until the time it is destroyed or declassified, it must be labeled with an appropriate information classification designation. Such markings must appear on all manifestations of the information. ***. Further instructions about labeling sensitive information can be found in the Information Handling and Labelling Guidelines.

5Information Access Control

5.1	***

Access to information in the possession of, or under the control of SP AusNet must be provided based on the ***. Information must be disclosed only to people who have ***. At the same time, workers must not withhold access to information when the Owner of the information instructs that it be shared. To implement the *** concept, SP AusNet has adopted ***. Workers must not attempt to access sensitive information unless the relevant Owner has granted them access rights. *** must be periodically reviewed ***.

5.2	***

To implement the *** process, SP AusNet requires that each person accessing multi-user information systems has a ***. These ***. Each person is responsible for ***.

5.3 ***

Users must choose passwords that are difficult to guess. This means that passwords must not be ***. This also means passwords must not be ***.

5.4 ***

Users can choose easily-remembered passwords that are at the same time difficult for unauthorised parties to guess if they:

•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
5.5	***

Users must not construct passwords with ***. Users must not construct passwords that are ***.

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5.6	Password ***

Passwords must be at least ***. Passwords must be changed at ***.

5.7	Password ***

Passwords must not be *** must not be ***.

5.8	Sharing passwords

If workers need to share computer resident data, they must use ***. Although user IDs are shared for electronic mail and other purposes, passwords must never be shared with or revealed to others. ***. If a user believes that his or her user ID and password are being used by someone else, the user must immediately notify the IT Service Desk and change the password.

6	Third Party Data Handling
6.1	Release of information to third parties

Unless it has specifically been designated as public, all SP AusNet internal information must be ***. If sensitive information is lost, is disclosed to unauthorised parties, or is suspected of being lost or disclosed to unauthorised parties, the Information Owner and the Information Security team must be notified.

6.2	Third party requests for SP AusNet information

Unless a worker has been authorised by the Information Owner to make public disclosures, all requests for information about SP AusNet and its business must be referred to the People & Safety Corporate Relations team.

6.3	External disclosure of security information

Information about security measures for SP AusNet computer and network systems is ***. For example, ***. Public disclosure of electronic mail addresses is permissible in email signatures.

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7	Physical Security
7.1	Physical Security to Control Information Access

Access to every office, computer machine room (Comms rooms and data centres), and other SP AusNet work area *** must be physically restricted ***. When not in use, *** in paper form must be ***.. During non-working hours, workers in areas containing ***. Unless information is in active use by authorised people, ***.. When possible, personnel must position their computer screens such that unauthorised people cannot view sensitive information displayed on monitors.

7.2	Theft Protection

All SP AusNet computer and network equipment must be *** if located in an open office. *** when in an open office environment but not in active use. Computer and network gear may not be removed from SP AusNet offices unless the involved person has obtained permission from their manager. ***.

8	Network Security
8.1	Internal Network Connections

All SP AusNet computers that *** must have a ***. Regardless of the network connections, *** must also employ ***.. Users working with all other types of computers must employ ***. Sensitive Multi-user systems throughout SP AusNet must employ ***

8.2	External Network Connections

All in-bound session connections to SP AusNet computers from external networks must be ***. Users must not use ***. Users are also prohibited using a ***. When using SP AusNet computers at SP AusNet premises, SP AusNet personnel must not ***

8.3	Network Changes

With the exception of emergency situations, ***. This process prevents unexpected changes from ***

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***. This process applies not only to ***.

8.4	Telecommuting

*** must be granted by *** it does require that workers follow many of the same security precautions.

9	Internet & Electronic Mail
9.1	Internet Access

Personnel are provided with Internet access to perform their job duties, but this access may be ***. Internet access is monitored in accordance with the Acceptable Use Policy. Personnel must take special care to ensure that they do not ***, unless they have previously received management authorisation to act in this capacity. Personnel must not place *** unless the posting has been approved by both the Information Owner and the Corporate Relations Manager. Users are prohibited from *** unless ICT and the Information Security team have evaluated and approved of such arrangements. *** unless this information is in encrypted form. These and related considerations are discussed in greater detail in the specific information security policies. Additional details can be found in the Acceptable Use Policy.

9.2	Electronic Mail

Every SP AusNet worker who uses computers in the course of their regular job duties will be granted an electronic mail address and related privileges. *** unless a worker obtains management approval. *** All business electronic mail communications must be ***. All personnel must refrain from ***. All SP AusNet personnel must additionally employ a ***. Additional details can be found in the Acceptable Use Policy.

10	Computer Operations
10.1	Computer Virus Screening

All personal computer users must keep ***. Users must not ***.*** must take place before ***

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***. Workers must not ***.

10.2	Computer Virus Eradication

If workers suspect infection by a computer virus, they must ***. Storage media such as USB thumb drives used with the infected computer must not ***. The infected computer must also be ***. Users must not attempt to ***.***. ***

10.3	Personal Computer Software

*** will be maintained by the ICT asset management team. These softwares must be copied prior to its initial usage. These master copies must not be used for ordinary business activities, but must be reserved for recovery from computer virus infections, hard disk crashes, and other computer problems.

10.4	Software Sources

SP AusNet computers and networks must not run *** must not be used unless it has been subjected to a testing regimen approved by the Information Security team.

10.5	Adequate Licenses

SP AusNet management must make appropriate arrangements with software vendors for additional licensed copies, if and when additional copies are needed for business activities. All software must be purchased in accordance with procurement policies & procedures and registered with ICT’s asset management team.

10.6	Formal Change Control

All computer and communications systems used for production processing must employ a ***

10.7	Unauthorised Copying

Users must not *** without advance permission from the ICT asset management team or their supervisor. ***.

10.8	Backup Responsibility

Users are discouraged in the use of *** or ensure that someone else is doing this for them. Information stored on network drives are *** For multi-user computer and communication systems, a system administrator is responsible ***. If requested, ***. A contingency plan must be prepared for all ***. It is the responsibility of the information Owner to ensure that this plan is adequately ***.

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11	Development & Customisation
11.1	Written Specifications for Owners

All software either developed or customised by in-house staff, intended to process critical or sensitive SP AusNet information, must have ***. This specification must include ***. The specification must be *** are not considered software in this paragraph, although it is good practice that these also be documented.

11.2	Security Sign-Off Required

Before being used for production processing, ***. This requirement applies to any system in use for SP AusNet activities.

11.3	Systems Development Conventions

All production software development, customisation and software maintenance activities performed by in-house staff must adhere to all ***. These conventions include the *** should be followed.

*** must be avoided. All exceptions to this must be approved by the information security team and risk assessed by the project manager. *** must be employed such as ***.

***. Appropriate mitigating controls must be implemented for the identified risks.

12	User Rights & Expectations
12.1	Rights to material developed

While performing services for SP AusNet, personnel must grant to ***. All programs and documentation generated by, or provided by workers for the benefit of SP AusNet are ***

12.2	Right to search and monitor

SP AusNet management reserves the right to monitor, inspect, or search at any time all SP AusNet information systems. This examination may take place ***

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but are not limited to, ***. All searches of this nature must be conducted after the approval of the Legal and / or People & Safety teams has been obtained. Because SP AusNet computers and networks are provided for business purposes only, ***.

12.3	Personal Use

SP AusNet information systems are intended to be used for business purposes only. Incidental personal use is permissible ***. Personal use that does not fall into these three categories requires the advance permission of your manager. Use of SP AusNet information systems for ***.

12.4	Inappropriate Conduct

SP AusNet management reserves the right to revoke the system privileges of any user at any time. Conduct that interferes with the normal and proper operation of SP AusNet information systems, which adversely affects the ability of others to use these information systems, or that is harmful or offensive to others is not permitted.

12.5	Security Compromise Tools

Unless specifically authorised by the Information Security team, SP AusNet personnel must not ***. Examples of such tools include those that ***. Without this type of approval, personnel are prohibited from ***.

12.6	Prohibited Activities

Users must not *** unless specifically approved in advance and in writing by the Manager – Information Security. Incidents involving unapproved *** may be unlawful, and will be considered serious violations of SP AusNet internal policy. ***.

12.7	Mandatory Reporting

All suspected policy violations, system intrusions, virus infestations, and other conditions that might jeopardise SP AusNet information or SP AusNet information systems must be immediately reported to the IT Service Desk or Information Security team.

13	Exceptions

The Manager - Information Security acknowledges that under rare circumstances, certain workers will need to employ systems that are not compliant with these policies. All such instances must be approved in writing and in advance by the information security team.

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14	Breach of This Policy

Any breach of this policy may result in disciplinary action, up to and including termination of employment. SP AusNet reserves the right to notify the appropriate law enforcement authorities of any unlawful activity and to cooperate in any investigation of such activity.

15	Related Policies
•	Information Services - Acceptable Use Policy
•	Discipline Policy and Procedure
•	Information Security Policy & Controls
•	Risk Management Framework
•	Fraud and Corruption Control Policy
•	Code of Business Conduct
•	Mobile Phone Policy
•	Social Networking Acceptable Use Policy
•	SPIRACS (SP AusNet Integrated Response and Contingency System)
•	Equal Opportunity Policy
16	Questions

Personnel should discuss any queries arising out of this Policy with their immediate supervisor/manager, or the Information Security Team:

Information Security

Telephone: ***

Email: ***

For any technical query or to report a suspected virus and IT/Information Security incident, contact:

IT Service Desk

Telephone: ***

Email: ***

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17	Document Map

***

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Information Security

Policy & Controls

Document number:

Issue number:                                                                 1.5

Status:                                                                  Approved

Sponsor:                                                                       ***

Approver:                                                                       ***

Date of approval:                                                            ***

Date for next review:                                                       ***

File Name                                              SP Ausnet Information Security

                                                                 policy & Controls Version 1.5

Revision history

Version	Date	Author	Changes made:
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***		***	***
***	***	***	***
***	***	***	***
***	***	***	***
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Document authorisation

	Name	Date
Updated by	***	***
Endorsed by	***	***
Approved by	***	***

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Contents

1	Scope				1
2	Terms and definitions				2
	2.1	Definitions			2
	2.2	Acronyms			5
3	Structure of this document				6
	3.1	Information security clauses			6
	3.2	Information security categories			6
		3.2.1	Category objectives		6
	3.3	Sub-categories			7
		3.3.1	Policies and controls		7
		3.3.2	Standards and procedures		8
		3.3.3	Flowchart		9
4	Risk assessment and treatment				10
	4.1	Assessing information security risks			10
	4.2	Treating information security risks			10
5	Information security				11
	5.1	Information security policy framework			11
		5.1.1	Information security policy framework overview		11
		5.1.2	Review of the information security policy framework		11
6	Organisation of information security				13
	6.1	Internal organisation			13
		6.1.1	Management commitment to information security		13
		6.1.2	Information security coordination		13
		6.1.3	Allocation of information security responsibilities		14
			6.1.3.1	Managing Director and Executive Leadership Team	16
			6.1.3.2	Security Sponsor (GM Operations & Services)	17
			6.1.3.3	Security Steering Committee	17
			6.1.3.4	Corporate Emergency Planning & Security Manager	18
			6.1.3.5	Information Security Manager	18
			6.1.3.6	Divisional Security Representatives	23
			6.1.3.7	Asset Owners	24
			6.1.3.8	System Owners	29
			6.1.3.9	General Counsel and Company Secretary	33
			6.1.3.10	Risk & Compliance Manager	34
			6.1.3.11	Security Incident Response Manager	34
			6.1.3.12	Auditors	35
			6.1.3.13	Capacity Manager	35
			6.1.3.14	Change Manager	35
			6.1.3.15	Manager Infrastructure Services	36
			6.1.3.16	General Manager, People and Safety	37
			6.1.3.17	Line Managers	38
			6.1.3.18	Users	39
		6.1.4	Authorisation for information systems		41
		6.1.5	Confidentiality agreements		41
		6.1.6	Contact with authorities		41
		6.1.7	Contact with special interest groups		42
		6.1.8	Independent review of information security		42
	6.2	Third parties			42
		6.2.1	Identification of risks related to third parties		43
		6.2.2	Addressing security when dealing with customers		43
		6.2.3	Addressing security in third party agreements		44
7	Asset management				45
	7.1	Responsibility for assets			45
		7.1.1	Information Asset Registry		45

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		7.1.2	Ownership of assets	45
		7.1.3	Acceptable use of assets	46
	7.2	Information classification		46
		7.2.1	Classification guidelines	46
		7.2.2	Information labelling and handling	47
8	Human resources security			48
	8.1	Prior to employment		48
		8.1.1	Roles and responsibilities	48
		8.1.2	Screening	48
		8.1.3	Terms and conditions of employment	49
	8.2	During employment		49
		8.2.1	Management responsibilities	49
		8.2.2	Information security awareness, education, and training	50
		8.2.3	Disciplinary procedure	50
	8.3	Termination or change of employment		51
		8.3.1	Termination responsibilities	51
		8.3.2	Return of assets	51
		8.3.3	Removal of access rights	52
9	Physical and environmental security			53
	9.1	Secure areas		53
		9.1.1	Physical security perimeter	53
		9.1.2	Physical entry controls	53
		9.1.3	Securing offices, rooms, and facilities	54
		9.1.4	Protecting against external and environmental threats	54
		9.1.5	Working in secure areas	55
		9.1.6	Public access, delivery, and loading areas	55
	9.2	Equipment security		55
		9.2.1	Equipment siting and protection	56
		9.2.2	Supporting utilities	56
		9.2.3	Cabling security	56
		9.2.4	Equipment maintenance	57
		9.2.5	Security of equipment off-site	57
		9.2.6	Secure disposal or reuse of equipment	58
		9.2.7	Removal of property	58
10	Communications and operations management			59
	10.1	Operational procedures and responsibilities		59
		10.1.1	Documented operating procedures	59
		10.1.2	Change management	59
		10.1.3	Segregation of duties	60
		10.1.4	Separation of development, test, and production systems	60
	10.2	Third party service delivery management		61
		10.2.1	Service delivery	61
		10.2.2	Monitoring and review of third party services	61
		10.2.3	Managing changes to third party services	61
	10.3	System planning and acceptance		62
		10.3.1	Capacity management	62
		10.3.2	System acceptance	62
	10.4	Protection against malicious and mobile code		63
		10.4.1	Controls against malicious code	63
		10.4.2	Controls against mobile code	64
	10.5	Backup		64
		10.5.1	Information backup	64
	10.6	Network security management		65
		10.6.1	Network controls	65
		10.6.2	Security of network services	66
	10.7	Media handling		66
		10.7.1	Management of removable media	66
		10.7.2	Disposal of media	66
		10.7.3	Information handling procedures	67
		10.7.4	Security of system documentation	67

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	10.8	Exchange of information		67
		10.8.1	Information exchange procedures	67
		10.8.2	Exchange agreements	68
		10.8.3	Physical media in transit	69
		10.8.4	Electronic messaging	69
		10.8.5	Business information systems	69
	10.9	Electronic commerce services		70
		10.9.1	Electronic commerce	70
		10.9.2	Online transactions	71
		10.9.3	Publicly available information	71
	10.10 Monitoring			72
		10.10.1	Audit logging	72
		10.10.2	Monitoring system use	72
		10.10.3	Protection of log information	73
		10.10.4	Administrator and System Operator logs	73
		10.10.5	Fault logging	74
		10.10.6	Clock synchronisation	74
11	Access control			75
	11.1	Business requirement for access control		75
		11.1.1	Access control standard	75
	11.2	User access management		75
		11.2.1	User registration	76
		11.2.2	Privilege management	76
		11.2.3	User password management	77
		11.2.4	Review of access rights	77
	11.3	User responsibilities		77
		11.3.1	Password use	78
		11.3.2	Unattended equipment	78
		11.3.3	Clear desk and clear screen policy	78
	11.4	Network access control		79
		11.4.1	Use of network services	79
		11.4.2	User authentication for external connections	79
		11.4.3	Equipment identification in networks	79
		11.4.4	Remote diagnostic and configuration port protection	79
		11.4.5	Segregation in networks	80
		11.4.6	Network connection control	80
		11.4.7	Network routing control	80
	11.5	Operating system access control		80
		11.5.1	Secure logon procedures	81
		11.5.2	User identification and authentication	81
		11.5.3	Password management system	82
		11.5.4	Use of system utilities	82
		11.5.5	Session time-out	83
		11.5.6	Limitation of connection time	83
	11.6	Application and information access control		83
		11.6.1	Information access restriction	83
		11.6.2	Sensitive system isolation	84
	11.7	Mobile computing and teleworking		84
		11.7.1	Mobile computing and communications	84
		11.7.2	Teleworking	85
12	Information systems acquisition, development and maintenance			86
	12.1	Security requirements of information systems		86
		12.1.1	Security requirements analysis and specification	86
	12.2	Correct processing in applications		86
		12.2.1	Input data validation	86
		12.2.2	Control of internal processing	87
		12.2.3	Message integrity	87
		12.2.4	Output data validation	88
	12.3	Cryptographic controls		88
		12.3.1	Policy on the use of cryptographic controls	88

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		12.3.2	Key management	88
	12.4	Security of system files		89
		12.4.1	Control of operational software	89
		12.4.2	Protection of system test data	89
		12.4.3	Access control to program source code	90
	12.5	Security in development and support processes		90
		12.5.1	Development and support change control procedures	90
		12.5.2	Technical review of applications after operating system changes	90
		12.5.3	Restrictions on changes to software packages	91
		12.5.4	Information leakage	91
		12.5.5	Outsourced software development	91
	12.6	Technical vulnerability management		92
		12.6.1	Control of technical vulnerabilities	92
13	Information security incident management			93
	13.1	Reporting information security events and weaknesses		93
		13.1.1	Reporting information security events	93
		13.1.2	Reporting security weaknesses	93
	13.2	Management of information security incidents and improvements		93
		13.2.1	Responsibilities and procedures	94
		13.2.2	Learning from information security incidents	95
		13.2.3	Collection of evidence	95
14	Business continuity management			96
	14.1	Information security aspects of business continuity management		96
		14.1.1	Including information security in the business continuity management process	96
		14.1.2	Business continuity and risk assessment	96
		14.1.3	Developing and implementing continuity plans including information security	97
		14.1.4	Business continuity planning framework	97
		14.1.5	Testing, maintaining and reassessing business continuity plans	98
15	Compliance			99
	15.1	Compliance with legal requirements		99
		15.1.1	Identification of applicable legislation	99
		15.1.2	Intellectual property rights	99
		15.1.3	Protection of organisational records	100
		15.1.4	Data protection and privacy of personal information	100
		15.1.5	Prevention of misuse of information systems	100
		15.1.6	Regulation of cryptographic controls	101
	15.2	Compliance with security policies and standards, and technical compliance		101
		15.2.1	Compliance with security policies and procedures	101
		15.2.2	Technical standards compliance checking	101
	15.3	Information systems audit considerations		102
		15.3.1	Information systems audit controls	102
		15.3.2	Protection of information systems audit tools	102
16	Appendix—Related standards and guidelines			103
	16.1	Related documents		103

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1	Scope

This document describes the information security framework that fits into the Security Management Framework of SPIRACS (SP AusNet Incident Response and Contingency System). SPIRACS is comprised of the Corporate Security Policy and Security Management Framework.

The policies contained in this document comply with International Standard ISO/IEC  27002:2006 Information Technology—Security techniques—Code of practice for information security management, with relevant allowances made for the size and complexity of SP AusNet information systems.

All new Information Assets will be developed to comply with this SP AusNet Information Security Policy

Existing Information Assets in SP AusNet may not be compliant with this Information Security Policy. The AS/NZS ISO/IEC 27002:2006 standard introduced a number of new compliance requirements, along with differences in previous compliance levels.

Existing Information Assets will be subjected to progressive compliance reviews over a period of time. Non-compliance areas will follow the formal risk assessment process outlined in the Information Security Policy to identify the appropriate treatment plan.

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2	Terms and definitions

2.1	Definitions

Term	Definition
Asset Owner	Business representatives who have the ultimate responsibility for their information assets
Communications cabinets	Communications cabinets may be contained within other security perimeters, and typically contain switches, routers and/or voice communications equipment.
Control	Controls are the measures that must be implemented in order for SP AusNet to achieve the information security goal outlined in the related policy.
Control Centre/ECP

The Control Centre complex is a high security, high availability work environment, which houses SP AusNet real-time systems. Consequently, from an IT security viewpoint it can be considered as a security perimeter with similar characteristics and requirements as those defined for a Data Centre.

Corporate Office	The Corporate Office is where office-based personnel perform their day-to-day duties. In general, workstations and peripherals (printers, faxes) are located within these perimeters.
Cryptography

Cryptography is the practice of hiding information. Cryptography from an IT perspective is encrypting sensitive information, conversion of information from a readable state to unreadable or nonsense text. The sender retains the ability to decrypt the information and therefore avoid unauthorised persons being able to read it.

Data Centre

The Data Centre is a purpose-built area designed to accommodate business critical server equipment. All server equipment used for the storage of business critical data or for the hosting of corporate or real-time systems must be housed in a Data Centre.

Information Asset

Anything that has informational value to the organisation. Information assets can be grouped into general categories that allow easy management, e.g. filing systems, an application system, design IP, a physical premises or secure area.

Information security controls	Information security controls are the means of managing risk. Controls may be of an administrative, technical, management or legal nature.
Information security incident

Information security incidents are a series of unwanted or unexpected information security events that have a significant probability of compromising business operations and threatening information security.

Mobile Code	Executable computer code that can traverse multiple systems to execute in a dynamic fashion as and where it is needed.
must	Where the word must is used, the control is mandatory
Policy	Policies describe the information security goal that must be met in order for SP AusNet to meet its information security business requirements

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Term	Definition
Procedure	Procedures provide details on how to implement specific controls and policies
Server room	Server rooms are areas into which non-business critical server equipment is placed.

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Term	Definition
should be considered

Where the words should be considered are used, the controls or guidelines listed are not mandatory, but if applicable and appropriate to the specific business requirements of the division may be implemented

Site	A site is a physical location or entity that houses SP AusNet Information Assets
Standard	Standards provide further technical details related to specific controls and policies
System Owner	Responsible for the day-to-day running of their information systems
Terminal/Sub station buildings	Terminal/Sub stations buildings are building located at SP AusNet terminal stations that house IT and communications equipment. Terminal stations are often isolated and unmanned.
Third party

A third party (agents, contractors or sub-contractors) is defined as any organisation or individual who has a business relationship with SP. Examples include service providers, trading partners, contractors, consultants and student work experience placements.

Threats	A threat is a potential cause of an information security incident.
Users	Users may be employees, contractors or third-parties who have access to SP AusNet information systems
Vulnerabilities	A vulnerability is a weakness of an asset or group of assets that can be exploited by one or more threats.

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2.2	Acronyms

Acronym	Definition
EDI	Electronic Data Interchange
IPR	Intellectual Property Rights
SLA	Service Level Agreement
SPIRACS	SP AusNet – Incident Response and Contingency System
UC	Underpinning Contract
UPS	Uninterruptible Power Supply

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3	Structure of this document

3.1	Information security clauses

This document is divided into the following eleven information security clauses:

▪	Information security (see 5)
▪	Organisation of information security (see 6)
▪	Asset management (see 7)
▪	Human resources security (see 8)
▪	Physical and environmental security (see 9)
▪	Communications and operations management (see 10)
▪	Access control (see 11)
▪	Information systems, acquisition, development and maintenance (see 12)
▪	Information security incident management (see 13)
▪	Business continuity management (see 14)
▪	Compliance (see 15).

These clauses match the International Standard, AS/NZS ISO/IEC 27002:2006 —Information technology—Security techniques—Code of practice for information security management.

3.2	Information security categories

Each clause is divided into categories.

These categories match the International Standard, AS/NZS ISO/IEC 27002:2006 —Information technology—Security techniques—Code of practice for information security management.

For example, Organisation of information security is comprised of two categories:

▪	Internal organisation (see 6.1)
▪	Third parties (see 6.2).
3.2.1	Category objectives

Each information security category has an introduction that summarises its main objectives.

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3.3	Sub-categories

Each category is divided into sub-categories.

These sub-categories match the International Standard, AS/NZS ISO/IEC 27002:2006 —Information technology—Security techniques—Code of practice for information security management.

For example, the category Internal organisation is comprised of eight sub-categories:

▪	Management commitment to information security (see 6.1.1)
▪	Information security coordination (see 6.1.2)
▪	Allocation of information security responsibilities (see 6.1.3)
▪	Authorisation process for information systems (see 6.1.4)
▪	Confidentiality agreements (see 6.1.5)
▪	Contact with authorities (see 6.1.6)
▪	Contact with special interest groups (see 6.1.7)
▪	Independent review of information security (see 6.1.8).
3.3.1	Policies and controls

Sub-categories are divided into two parts:

•	Policies that describe the information security goal that must be met in order for SP AusNet to meet its information security business requirements.

The Security Steering Committee, together with the Security Sponsor, are responsible for the identification of new information security policies and propose changes to existing policies.

The Executive Leadership Team must endorse any new or changed information security policies prior to approval by the GM – Risk & Assurance.

•

Controls that must be implemented in order for SP AusNet to achieve the information security goal. Each control are categorised as Mandatory, Discretionary or Compensatory controls. These controld will begin with M, D or C letters signifying the above categories.

The Information Security Manager is responsible for the identification of new controls and proposed changes to existing information security controls.

The Security Steering Committee together with the GM – Risk & Assurance must approve new controls and changes to existing controls.

Some sub-categories also list additional controls that should also be considered. These controls may or may not be relevant to different divisions at SP AusNet. It is the responsibility of each division to decide whether or not to implement these additional controls.

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3.3.2	Standards and procedures

Standards, procedures and guidelines provide further details on how and what is to be implemented at SP AusNet in order for its information systems to comply with SP AusNet information security policies and controls.

For a list of these standards and procedural documents see the Information Security section of the SP AusNet Policies And Procedures database.

In some cases, standards and procedures are to be applied across the organisation. However, in other cases, each division may need to define procedures and standards that are relevant to their own business requirements.

Level 2 Managers are responsible for defining the standards and procedures for their information systems and ensuring compliance with the relevant SP AusNet information security policy and controls.

Level 2 Managers must forward the documents to the Information Security Manager who checks compliance with SP AusNet information security policies and controls, gives approval and sign-off, and allows the documents to be circulated for use within the relevant division.

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3.3.3	Flowchart

The following diagram displays the documentation elements that make up the SP AusNet information security framework and the roles responsible for the maintenance and approval of each element.

SP AusNet information Security Framework
Example: Information security documentation elements related to asset management
***	***	***	***	***	***	***
	***	***	***	***	***	***
		***	******	***	***
			***	***	***	***

		***	***	***	***
		***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

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4	Risk assessment and treatment

4.1	Assessing information security risks

Asset Owners must ensure risk assessments are conducted on all new information systems & for existing systems that undergo change impacting security and assessments are reviewed regularly.

All risk assessments must be conducted using the corporate risk assessment process developed by SP AusNet (based on AS/NZS ISO  31000:2009) to ensure a consistent and standardised approach. This is documented in the SP AusNet Risk Management Framework document.

4.2	Treating information security risks

The following table outlines the information security treatment process.

Who does it	Action
Asset Owner	1.	***
	2.	***
	3.	***
a. ***
b. ***
	4.	***
	5.	***
Information Security Manager	1.	***
	2.	***
***
Security Steering Committee	3.	***
a. ***
b. ***
c. ***
d. ***
Information Security Manager	1.	***

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5	Information security

5.1	Information security policy framework

Objective

The objective of this information security category is to ensure SP AusNet management:

▪	Provide direction and demonstrate commitment to an information security policy framework that is in line with business objectives and relevant laws and regulations
▪	Oversees the implementation and maintenance of an information security policy framework across the organisation.
5.1.1	Information security policy framework overview

Policy

SP AusNet management must approve an information security policy framework and suite of associated policies, guidelines, standards and procedures, which are published and communicated to all Users.

The information security policy framework fits within the Security Management System of SPIRACS (SP AusNet Incident Response and Contingency System).

Controls

M - The SP AusNet Executive Leadership Team must endorse the information security framework & its policies and approved by the GM – Risk & Assurance.

M - The policies must be published and communicated to all Users.

See 3 – Structure of this document for more details on responsibilities and approvals related to information security.

5.1.2	Review of the information security policy framework

Policy

The information security policy framework must be reviewed at defined intervals or following significant changes, to ensure its continuing suitability, adequacy, and effectiveness.

Controls

M - The Information Security Manager is responsible for the development, review and evaluation of the SP AusNet information security policy framework.

M - Both the SP AusNet Security Steering Committee and Security Sponsor can approve changes to information security policy (6.1.3 – Allocation of information security responsibilities)

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C - The review of SP AusNet information security policy must take into account the results of management reviews. Procedures for the review of the information security policy framework must be defined, including a schedule of management review meetings.

C - The input to management review meetings can include:

▪	Feedback from interested parties
▪	Results of independent reviews (6.1.8 – Independent review of information security)
▪	Evaluation of performance and compliance to information security policy
▪	Changes that could affect information security, e.g. changes to the organisation’s environment, business circumstances, technical environment or new legislation
▪	Trends related to threats and vulnerabilities
▪	Reported information security incidents (13.1 – Reporting information security events)
▪	Recommendations provided by relevant authorities (6.1.6 – Contact with authorities).

C - The output from management review can include:

▪	Updates to SP AusNet policy, guidelines, standards and procedures
▪	Improvements to information security controls
▪	Improvements in allocation of resources and responsibilities.

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6	Organisation of information security

6.1	Internal organisation

Objective

The objective of this information security category is to:

▪	Manage information security at SP AusNet
▪	Ensure SP AusNet management approve an information security policy framework, assign security roles, coordinate and review the implementation of information security across the organisation
▪

Ensure SP AusNet management develop contacts with external security specialists, groups and relevant authorities, in order to keep up with industrial trends, monitor standards and assessment methods, and provide suitable liaison points when handling information security incidents

▪	Encourage a multi-disciplinary approach to information security.
6.1.1	Management commitment to information security

Policy

SP AusNet management must ***

Controls

M - The Executive Leadership Team must:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
6.1.2	Information security coordination

Policy

Representatives with relevant roles and job functions across different parts of the organisation must ***

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Controls

M - The Information Security Manager is responsible for the coordination of information security across all departments and divisions of SP AusNet.

Information security coordination must ***

C - Coordination activities must involve:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
6.1.3	Allocation of information security responsibilities

Policy

Information security responsibilities must be clearly defined.

▪	Managing Director and Executive Leadership Team
▪	Security Sponsor (GM Operations & Services)
▪	Information Security Sponsor (GM Risk & Assurance)
▪	Security Steering Committee
▪	Corporate Emergency Planning & Security Manager
▪	Information Security Manager
▪	Senior Managers
▪	Asset Owners (Business representatives who have the ultimate responsibility for their information assets)
▪	System Owners (Service Provider – EB Services)
▪	General Counsel and Company Secretary
▪	Risk & Compliance Manager
▪	Security Incident Response Manager
▪	Auditors
▪	Capacity Manager
▪	Change Manager

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▪	Manager Infrastructure Services (EB Services)
▪	Line Managers
▪	General Manager, People & Safety
▪	Users

Controls

M - The main principles for the allocation of information security responsibilities are the same as those outlined in SPIRACS.

▪	Senior Managers (Level 2) are responsible for the coordination of security in their divisions
▪	The Corporate Emergency Planning & Security Manager and Information Security Manager support the Level 2 Managers.
▪	The Security Steering Committee and Security Sponsor, supports the Corporate Emergency Planning & Security Manager and the Information Security Manager.

The following flowchart displays the roles that are related to security (including information security) at SP AusNet.

***

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The following sections outline the roles related to security (including information security) at SP AusNet.

6.1.3.1	Managing Director and Executive Leadership Team

Role	Area of Responsibility	Description of responsibilities
Managing Director and Executive Leadership Team	Organisation-wide	***

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6.1.3.2	Security Sponsor (GM Operations & Services)

Role	Area of Responsibility	Description of responsibilities
Security Sponsor (GM Operations & Services) – Included GM Risk & Assurance	Organisation-wide	***

6.1.3.3Security Steering Committee

Role	Area of Responsibility	Description of responsibilities
Security Steering Committee	Organisation-wide	***

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6.1.3.4	Corporate Emergency Planning & Security Manager

Role	Area of Responsibility	Description of responsibilities
Corporate Emergency Planning & Security Manager	Organisation-wide	***

6.1.3.5	Information Security Manager

Role	Area of Responsibility	Description of responsibilities
Information Security Manager	Information security framework	***
	Governance	***
	Risk assessment and treatment	***

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Role	Area of Responsibility	Description of responsibilities
	Information security controls	***
	External parties	***
	Information Asset Registry	***

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Role	Area of Responsibility	Description of responsibilities
	Information security awareness Access control	***
	Malicious code	***
	Networks	***

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Role	Area of Responsibility	Description of responsibilities
	Exchange of information	***
	Media handling, storage and disposal	***
	Teleworking	***
	Monitoring and audit	***

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Role	Area of Responsibility	Description of responsibilities
	Incident handling	***
	Cryptographic controls	***
	Business Continuity Planning	***
	Protection of information	***
	Compliance	***

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6.1.3.6	Divisional Security Representatives

Role	Area of Responsibility	Description of responsibilities
Senior (Level 2) Managers	Organisation-wide	***
	Procedures/ standards	***
	Physical security	***
	Controls	***
	Incident handling	***
	Information Asset Registry	***

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6.1.3.7	Asset Owners

Role	Area of Responsibility	Description of responsibilities
Asset Owners (Business representatives who have the ultimate responsibility for their information assets)	Organisation-wide	***
	Access control	***

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Role	Area of Responsibility	Description of responsibilities
	Third parties	***
	System planning and acceptance	***

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Role	Area of Responsibility	Description of responsibilities
	Controls	***
	Risk assessment	***

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Role	Area of Responsibility	Description of responsibilities
	Physical controls	***
	Information Asset Registry	***
	Malicious code	***
	Information backup	***
	Handling, storage and labelling, disposal	***

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Role	Area of Responsibility	Description of responsibilities
	Media handling	***
	Risk assessment	***
	Monitoring and audit	***
	Exchanging information	***
	Compliance	***
	Protection of records	***

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6.1.3.8	System Owners

Role	Area of Responsibility	Description of responsibilities
System Owners (Service Provider – EB Services (Responsible for the day-to-day running of their information systems)	Access control	***

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Role	Area of Responsibility	Description of responsibilities
	Controls	***
	Equipment maintenance	***
	Monitoring and audit	***

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Role	Area of Responsibility	Description of responsibilities
	Backup and recovery	***
	Training	***
	Operating procedures	***
	Risk assessment	***
	Compliance	***

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Role	Area of Responsibility	Description of responsibilities
	System development	***
	Cryptographic controls	***

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Role	Area of Responsibility	Description of responsibilities
	Third parties	***
	Physical controls	***
***
	Media handling	***
	Disposal of sensitive items	***
***

6.1.3.9	General Counsel and Company Secretary

Role	Area of Responsibility	Description of responsibilities
General Counsel and Company Secretary	Compliance	***

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6.1.3.10	Risk & Compliance Manager

Role	Area of Responsibility	Description of responsibilities
Risk & Compliance Manager	Business Continuity	***

6.1.3.11Security Incident Response Manager

Role	Area of Responsibility	Description of responsibilities
Security Incident Response Manager (Information Security Manager)	Organisation-wide	***

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6.1.3.12Auditors

Role	Area of Responsibility	Description of responsibilities
Auditors	Audit	***

6.1.3.13Capacity Manager

Role	Area of Responsibility	Description of responsibilities
Capacity Manager	Capacity planning	***

6.1.3.14Change Manager

Role	Area of Responsibility	Description of responsibilities
Change Manager	Manage all Changes	***

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6.1.3.15Manager Infrastructure Services

Role	Area of Responsibility	Description of responsibilities
Manager Infrastructure Services (EB Services	Compliance	***
	Backup	***
	Equipment protection	***

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Role	Area of Responsibility	Description of responsibilities
	Networks	***
	Operating system access control	***
	External Connections	***

6.1.3.16General Manager, People and Safety

Role	Area of Responsibility	Description of responsibilities
General Manager, People & Safety	Organisation-wide	***

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6.1.3.17Line Managers

Role	Area of Responsibility	Description of responsibilities
Line Managers	Organisation-wide	***

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6.1.3.18 Users

Role	Area of Responsibility	Description of responsibilities
Users (Employees, contractors and third-parties)	Organisation-wide	***

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Role	Area of Responsibility	Description of responsibilities
***

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6.1.4	Authorisation for information systems

Policy

***

Controls

M	- ***
M	- The authorisation procedure must ensure:
▪	All changes to information systems are authorised ***
▪	***
▪	***
6.1.5	Confidentiality agreements

Policy

*** must be ***

Controls

M	- The General Manager Human Resources and Communications must ensure ***
M	- Confidentiality agreements must comply with applicable regulations and legislation (15.1 – Compliance with legal requirements)
C	- Confidentiality agreements must include:
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
6.1.6	Contact with authorities

Policy

Appropriate contacts with relevant authorities must be maintained.

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Controls

M	- The ***must ***
***D	- The Information Security Manager should ensure that a procedure that specifies:
▪	***
▪	***
▪	***

The *** must approve ***.

6.1.7	Contact with special interest groups

Policy

***.

Controls

M	- The *** must coordinate the ***.
D	- *** in order to:
▪	***
▪	Ensure SP AusNet’s *** is complete and current
▪	***
▪	***
▪	***
▪	***
M	- The *** is responsible for authorising ***
6.1.8	Independent review of information security

Policy

SP AusNet’s approach to managing information security and its implementation must be ***.

Controls

M	- The Security Sponsor must assign ***.
C	- *** must assess the ***. They must also ***.

M - ***.

6.2	Third parties

Objective

The objective of this information security category is to:

▪	***
▪	Ensure ***
▪	Ensure information security controls ***.

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6.2.1	Identification of risks related to third parties

Policy

***.

Controls

M	- Asset Owners must authorise ***.
C	- ***, Asset Owners should ensure an information security risk assessment ***.
D	- Identification of risks associated with third-party access should consider:
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
M	- Access must not be provided until *** they must;
▪	***.
▪	***.
▪	***.
6.2.2	Addressing security when dealing with customers

Policy

***the risks must be identified and information security controls implemented.

Controls

M	- Asset Owners must ensure ***.
D	- The following should be considered:
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***

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▪	***
▪	***
▪	***
▪	***
6.2.3	Addressing security in third party agreements

Policy

*** must include information security requirements.

Controls

M	- Asset Owners must ***.
M	- Asset Owners must ***.
D	- System Owners, ***
D	- Third party agreements should include:
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***

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7	Asset management
7.1	Responsibility for assets

Objective

The objective of this information security category is to:

▪	Achieve and maintain ***
▪	Ensure information assets ***
▪	Ensure information assets have ***
7.1.1	Information Asset Registry

Policy

An Information Asset Registry that lists and details important information assets should be created and maintained.

Controls

M	- The ***.
C	- The ***.
M	- The Information Asset Registry must be ***.
D/C	- *** should record *** in the ***.
D	- *** should regularly review the ***.
D	- *** must record *** that are managed by them in the ***.
7.1.2	Ownership of assets

Policy

All information and information assets associated with information systems should have a ***.

Note: *** is an *** that has approved ***. This is the ***.  The *** has the ***.

Controls

M - The *** may be the nominated owner of:

▪	A ***
▪	A ***
▪	A ***
▪	A ***.

Asset Owners must:

▪	Be responsible for the ***
▪	Ensure their information and information assets are ***
▪	Ensure their information assets are ***
▪	*** to their information systems; ***
▪	*** the Information Asset Registry when ***.

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7.1.3	Acceptable use of assets

Rules for the *** and ***.

Controls

M	- SP AusNet Users must follow rules for the acceptable use of information and information systems including:
▪	***
▪	***
▪	***
7.2	Information classification

Objective

The objective of this information security category is to ensure:

▪	Information receives an appropriate level of protection
▪	Information is classified according to its value, sensitivity and the degree of protection required
▪	An information classification scheme is used to define appropriate protection measures for different classifications of information.
7.2.1	Classification guidelines

Policy

Information must be classified in terms of its *** to the organisation.

Controls

M	- The classification of information provides an extra level of security and provides a framework for the provision of information security controls commensurate to its value.

The four classification levels for information assets are:

▪

***—Any information, in any format, that has been made available for *** through authorised SP AusNet channels. *** information is not sensitive in context or content and requires no special protection.

Unauthorised disclosure of this information ***

▪	***—Any information, in any format, that is intended for use by *** and is appropriate for ***.

Unauthorised disclosure of this information to people outside of SP AusNet ***.

▪	***—Any information, in any format, that is intended for use by ***

This information is *** and must be restricted to those with ***.

Unauthorised disclosure of this information to SP AusNet Users ***.

▪	***—Any information that, if disclosed, would ***. This information must be *** and ***. Unauthorised disclosure of this information to people ***.

This information must be ***. Unauthorised disclosure of this information to people ***.

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Note:	Information that has not been assessed and for which the classification cannot be readily determined must be classified as ***.
7.2.2	Information labelling and handling

Policy

SP AusNet must develop and implement standards for the labelling and handling of information and information assets according the SP AusNet information classification guidelines.

Controls

D	- Asset Owners should ensure that their information assets are labelled correctly, in accordance with SP AusNet information classification guidelines.
D	- Users should comply with SP AusNet information classification guidelines and handle information assets accordingly.
▪	Information classified as *** must be labelled as ***. All *** information must be labelled *** along with the date when the Asset Owner declared (or will declare) the information to be ***.
▪	Removal of the classification label from *** and *** information assets is prohibited without authorisation from the Asset Owner.
▪	Any unlabelled information asset is assumed to be ***.
▪

A group of information assets must have an Asset Owner who is responsible for ensuring that the group information asset is labelled with the same classification as the information asset with the highest sensitivity level in the group.

▪	When assigning a classification label, individuals must preserve copyright notices, author credits, guidelines for interpretation, as well as information about restricted dissemination.
D	- If required, the classification label of the information asset must be included on the left-hand side of the footer of every page of the hardcopy documentation.
D	- Asset Owners should approve duplicate copies of *** and *** information assets. Any approved duplicate copies must be labelled as copies.
D

- When no longer required, copied information assets must be securely destroyed, using the methods outlined in destruction of information standards (see Information Security Labelling and Handling standard).

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8	Human resources security
8.1	Prior to employment

Objective

The objective of this information security category is to:

▪	Ensure Users understand their information security responsibilities and are suitable for the roles for which they are considered
▪	Reduce the risk of human error, theft, fraud or misuse of SP AusNet information systems
▪	Ensure information security responsibilities are addressed prior to employment, in job descriptions and terms and conditions of employment
▪	Ensure potential employees are screened appropriately
▪	Ensure Users sign an agreement that outlines their information security roles and responsibilities.
Note:	The word employment is used to cover the permanent, casual or contract employment of people at SP AusNet, the changing of an existing employee’s role, or the termination of any of these arrangements.
8.1.1	Roles and responsibilities

Policy

User information security responsibilities must be documented and communicated to job candidates during the recruitment procedure or induction process.

Controls

M	- Line Managers are responsible for ***.
C	- Information security roles and responsibilities should include the User’s requirement to:
▪	***
▪	***
▪	***
▪	***
M

- Users must not use SP AusNet IT assets or resources to store, share, execute or download illegal & pirated copies of movies, documentaries, audio files (including music and documents), e-books and any software. (See Code of Business Conduct on Insite)

For more details on the recruitment procedure, see SP AusNet Recruitment and Selection Policy.

8.1.2	Screening

Policy

Background verification checks must be conducted as part of the recruitment procedure in accordance with the prescribed policy.

Controls

M	- The General Manager, People and Safety must ensure background verification checks are conducted, when appropriate.

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C	- The type of background check required depends on relevant regulations and legislation, business requirements, the classification of information to be accessed, and perceived risks.
8.1.3	Terms and conditions of employment

Policy

Users must sign a terms and conditions agreement which states their and SP AusNet’s information security responsibilities.

Controls

M	-The terms and conditions of employment agreement must include:
▪	User requirement to ***
▪	***
▪	User responsibility for ***
▪	User responsibility for the ***
▪	User responsibility for the ***
▪	User responsibility to maintain ***
▪	Action taken for non-compliance to SP AusNet information security policy
▪	***.
8.2	During employment

Objective

The objective of this information security category is to:

▪	Ensure Users are aware of information security threats, their responsibilities and liabilities
▪	Ensure Users are equipped to support SP AusNet information security policy in the course of their work
▪	Reduce the risk of human error
▪	Ensure management require Users to comply with information security policy, controls, standards and procedures
▪	Ensure Users receive an adequate level of information security awareness and training
▪	Ensure a disciplinary procedure is defined and implemented for handling security breaches.
8.2.1	Management responsibilities

Policy

SP AusNet management must ensure Users comply with SP AusNet information security policy, controls, standards and procedures.

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Controls

M	- Line Managers must ensure Users:
▪	Are aware of their information security responsibilities, prior to being granted access to SP AusNet information systems
▪	Are provided with guidelines that outline their information security roles and responsibilities
▪	Are motivated to comply with SP AusNet’s information security policy
▪	Achieve a level of information security awareness appropriate to their role and responsibilities at SP AusNet
▪	Conform to their terms and conditions of employment.
8.2.2	Information security awareness, education, and training

Policy

SP AusNet employees, and where relevant contractors and third-party users, must receive ***

***.

Controls

M	- *** must include:
▪	***
▪	***
▪	***
▪	***
▪	***.
M	- Line Managers must ensure ***, undergo *** ***.
M	- The Information Security Manager is responsible for the *** *** and the ***.
C	- System Owners must develop *** under their management and control.
8.2.3	Disciplinary procedure

Policy

SP AusNet must have a defined and documented disciplinary procedure for handling ***.

Controls

M

- User failure to comply with SP AusNet information security policy must result in disciplinary action being taken, as described in the disciplinary policy and procedure or, in the case of a third-party agreement, is subject to the ***.

D	- Users responsible for *** may be subject to ***.
D	- The appropriate Manager is responsible for the administration of disciplinary action, following the guidelines outlined in the HR

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Performance and Discipline Policy set out in the Human Resources Manual.

D	- For third party contracts, Asset Owners are responsible for the administration of disciplinary process.
M	- The disciplinary procedure must not commence without ***
8.3	Termination or change of employment

Objective

The objective of this information security category is to ensure:

▪	Termination or change of employment is handled in an orderly manner according to a defined procedure
▪	Assets including information assets are returned and access rights removed (or adjusted) following termination or change of employment
▪	Change of employment is managed following the guidelines for termination of employment. (New employment is managed as described in 8.1 – Prior to employment).
Note:	Termination of employment is used here to mean the voluntary, involuntary or mutual cessation of work at SP AusNet, or the end of a contract.
8.3.1	Termination responsibilities

Policy

Responsibilities for managing termination or change of employment must be defined and assigned.

Controls

M	- The General Manager, People and Safety is responsible for managing the termination or change of employment procedure.
C	- The termination procedure must include the communication of:
▪	***
▪	***.
C	- When a User’s role at SP AusNet is changed, this may result in an adjustment in User access rights and privileges. For this reason, ***. This ensures the ***.

For more details on change of role and termination of employment see SP AusNet HR Employment Separation Policy.

8.3.2	Return of assets

Policy

Users must ***.

Controls

M	- The Employment Separation Policy must ensure the *** ***.
M	- When Users have ***.
D	- When Users have ***.

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8.3.3	Removal of access rights

Policy

User access rights to SP AusNet information systems must be ***.

Controls

M	- The General Manager, People and Safety must ensure *** when there is a termination or change of employment.
M	- Asset Owners must ensure *** when there is a termination or change of employment.
M	- Access rights to be *** that identifies the User as a current employee of SP AusNet.
M	- Adjustment to *** should consider the following risk factors:
▪	Whether ***
▪	*** ***.
M	- In some circumstances, *** in which case ***. In this case, ***.

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9	Physical and environmental security
9.1	Secure areas

Objective

The objective of this information security category is to:

▪	Prevent unauthorised physical access, damage, and interference to SP AusNet premises, information assets and information
▪	Ensure critical or sensitive Information Assets are housed in secure areas, protected by defined security perimeters, with appropriate security barriers and entry controls
▪	Ensure the information security protection provided is commensurate with the identified risks.
Note:	A site is a ***
9.1.1	Physical security perimeter

Policy

Security perimeters must be used to protect areas that contain information and information systems.

Controls

M	- Asset Owners should consider:
▪	The *** should be taken in account when ***
▪	*** should be provided for both the *** and the ***
▪	*** should be clearly defined
▪	The *** should depend of the classification of the information assets within ***
▪	*** should be ***
▪	*** should be ***
▪	*** should be ***
▪	When possible, *** managed by SP AusNet should be ***.
9.1.2	Physical entry controls

Policy

*** must be protected by ***.

Controls

C	- The level of *** required must be determined by the *** within the area. The *** ***
M	- *** or their deligates must ensure ***reviewed, updated and removed when necessary (8.3.3 – Removal of access rights)
M	- Users must not attempt *** or ***.
M	- This policy covers the *** for the following areas:
▪	***

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▪	***
▪	***
▪	***
▪	***
▪	***
M	- These areas must be protected by the following security controls:
▪	***
▪	***
▪	***
▪	***
▪	***
9.1.3	Securing offices, rooms, and facilities

Policy

Physical security for offices, rooms, and facilities must be designed and applied.

Controls

M	- Asset Owners must ensure *** are implemented.
C	- Additional controls that should also be considered are:
▪	***
▪	***
▪	***.
9.1.4	Protecting against external and environmental threats

Policy

Physical security controls against damage from *** must be defined and implemented.

Controls

M - ***.

M - ***.

M - Areas housing *** or *** must have the following physical security controls:

▪	***
▪	***

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9.1.5	Working in secure areas

Policy

Physical security controls and procedures for working in secure areas must be defined, documented and implemented.

Controls

M - Asset Owners are responsible for the definition of physical security controls and procedures for working in secure areas.

D - Additional controls that should also be considered are:

▪	***
▪	***
▪	***
▪	***.
9.1.6	Public access, delivery, and loading areas

Policy

Access points (such as delivery and loading areas) and other points where unauthorised persons may enter the premises must be controlled and, if possible, isolated from information systems to avoid unauthorised access.

Controls

M - Level 2 Managers must ensure public access, delivery and loading procedures for their divisions are defined and implemented.

D - Additional controls that should also be considered are:

▪	***
▪	***
▪	Incoming material should be ***
▪	Incoming material should be ***
▪	When possible, ***.
9.2	Equipment security

Objective

The objective of this information security category is to:

▪	Prevent ***
▪	Ensure ***
▪	Ensure ***
▪	Ensure ***
▪	Ensure ***.

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9.2.1	Equipment siting and protection

Policy

Equipment must be located or protected to ***.

Controls

M - Level 2 Managers must ensure equipment is protected from ***.

M - *** must be located in a location that ***.

C - The Manager IT Infrastructure Services (EB Services) should ensure that ***.

M - The Manager IT Infrastructure Services (EB Services) must ensure ***.

M - The Manager IT Infrastructure Services (EB Services) must ensure ***.

D - Additional controls that should also be considered are:

▪	Equipment should be located to ***
▪	Equipment should be located ***
▪	When information systems are located outside ***
▪	When possible, ***.
9.2.2	Supporting utilities

Policy

Equipment must be protected from ***.

Controls

M - Supporting utilities such as *** must be adequate for the information systems they are supporting.

M - General Manager - ICT must ensure supporting utilities are installed and maintained as required.

M - Supporting utilities must be regularly ***.

M - *** must be connected to an ***

D - Additional controls that should also be considered are:

▪	***
▪	***
▪	***
▪	***
9.2.3	Cabling security

Policy

*** must be protected from ***.

Controls

M - System Owners must ensure appropriate controls are in place to protect ***.

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M - The Manager IT Infrastructure Services (EB Services) must ensure ***

C - The Manager IT Infrastructure Services (EB Services) should create a documented patch  list to reduce the possibility of errors.

D -  Additional controls that should also be considered are:

▪	Where possible, ***
▪	***
▪	Whee possible, ***
▪	To protect *** should be used, as well as ***.
9.2.4	Equipment maintenance

Policy

Information systems equipment must be correctly maintained to ensure their continued availability and integrity.

Controls

M - System Owners must ensure information systems equipment is correctly maintained.

M - Maintenance requests must be logged via the Service Desk.

M - System Owners must ensure that equipment maintenance procedures are defined and implemented according to a maintenance schedule.

M - SP AusNet must comply with the equipment maintenance requirements, if defined in equipment insurance policies.

9.2.5	Security of equipment off-site

Policy

Information systems equipment taken off-site must be adequately protected. Information security controls must take into account the risks of working outside SP AusNet premises.

Controls

M - Users must ensure equipment taken off-site is adequately protected. Equipment and media taken off-site must not be left unattended in public places. Notebooks/Laptops must be disguised as much as possible and carried as hand luggage when travelling.

D - *** must be encrypted where possible ***

D - ***

M - *** must be monitored for ***.

M - Users must comply with the ***

M - Asset Owners must ensure that ***.

For more details on protecting mobile equipment see 11.7.1 – Mobile computing and communications.

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9.2.6	Secure disposal or reuse of equipment

Policy

Prior to disposal or reuse, ***.

Controls

M - The ICT Operations Manager must ensure procedures that specify the actions to be taken before equipment is reused or disposed are defined.

M - The Manager IT Infrastructure Services (EB Services) must ensure ***.

9.2.7Removal of property

Policy

Equipment or software must not be ***.

Controls

M - Asset Owners must ***.

C - Asset Owners must set ***.

C - Asset Owners must ***.

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10	Communications and operations management
10.1	Operational procedures and responsibilities

Objective

The objective of this information security category is to:

▪	Ensure correct and secure operation of SP AusNet information systems
▪	Ensure responsibilities and procedures for the management and operation of SP AusNet information systems are defined and documented
▪	Ensure duties are segregated (when appropriate) to reduce the risk of negligent or deliberate system misuse.
10.1.1	Documented operating procedures

Policy

Operating procedures for SP AusNet information systems must be documented, maintained and available to relevant Users.

Controls

M - System Owners must keep operating procedures current and store them in a suitable location accessible to staff who need them.

M - System Owners must authorise changes to operating procedures.

M - When possible, all information systems must be managed using the same procedures, tools and utilities.

D - Operating procedures should include:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
10.1.2	Change management

Policy

A change management system must control all changes to SP AusNet information systems.

Controls

M - All changes to operational systems and application software must be ***.

C - The following items should be considered:

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▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

When changes are made, an audit log containing all relevant information must be retained.

10.1.3	Segregation of duties

Policy

Duties and areas of responsibility must be segregated to ***.

Controls

M - Asset Owners must ensure that ***.

M - At the application level, it is the responsibility of ***.

M - Controls must be in place to ensure ***

C - Information systems and applications should be designed with ***.

C - Where segregation has been deemed not suitable, potential *** strategies are:

▪	***
▪	***
▪	***.
10.1.4	Separation of development, test, and production systems

Policy

Development, test, and production systems should be separated to reduce the risks of unauthorised access or changes to operational systems.

Controls

M - System Owners and or project delivery teams must define rules for the transfer of software from development to production status.

M - ***.

M - The test system environment must ***.

C - Users must use ***.

C - Sensitive data must not ***

Note:	This policy does not necessitate ***

It does, however, mean that where possible, ***.

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10.2	Third party service delivery management

Objective

The objective of this information security category is to:

▪	Ensure third parties ***
▪	Ensure the ***
▪	Ensure a ***.
10.2.1	Service delivery

Policy

SP AusNet must ensure the ***

Controls

M - System Owners must ensure ***

M - Prior to using *** Asset Owners must conduct a ***.

C - When ***.

M - *** must ensure ***

10.2.2	Monitoring and review of third party services

Policy

The ***.

Controls

M - Asset Owners must ensure the ***.

M - Asset Owners must ensure service management procedures are defined in order to:

▪	***
▪	***
▪	***
▪	***
▪	***
10.2.3	Managing changes to third party services

Policy

Changes to ***.

Controls

M - Asset Owners must ensure changes made to the ***.

D - Changes to third-party services may be made by SP AusNet to implement:

▪	***

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▪	***.
▪	***
▪	***.

D - Changes to third-party services may be made by the service provider to implement:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
10.3	System planning and acceptance

Objective

The objective of this information security category is to:

▪	***
▪	Ensure the availability of ***
▪	Ensure ***.
10.3.1	Capacity management

Policy

The use of resources must be ***.

***.

Controls

M - The Capacity Manager must carry out ***.

C - Particular attention must be given to ***.

10.3.2	System acceptance

Policy

Acceptance criteria for ***. System tests must be ***.

Controls

M - System Owners must ensure ***.

M - Asset Owners must ensure acceptance criteria are met.

M - Acceptance criteria for new information systems, upgrades and new versions must consider:

▪	***
▪	***

D - Acceptance criteria for new information systems, upgrades and new versions should consider:

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▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	Ease of use, as this affects user performance and avoids human error.

     ***.

M - Acceptance of modifications to existing operations systems must be managed through the Change Management System.

10.4	Protection against malicious and mobile code

Objective

The objective of this information security category is to:

▪	***
▪	***
▪	***
10.4.1	Controls against malicious code

Policy

Detection, prevention, and recovery controls to protect against malicious code and User awareness procedures must be implemented.

Controls

M - Protection against malicious code must be based on ***.

M - Controls against malicious code must include:

▪	***
▪	System Owners must ensure ***
▪	***
▪	***
▪	***
▪	Users must not ***
▪	All content entering ***
▪	System Owners must conduct ***

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▪	The Information Security Manager must ensure ***
▪	The Information Security Manager must implement ***
▪	The Information Security Manager must ensure ***.
▪	Asset Owners must ensure ***
▪	SP AusNet must receive ***
▪	System Owners must ensure the *** when appropriate
▪	***.
10.4.2	Controls against mobile code

Policy

When the use of ***.

Controls

Mobile code is ***

D - The following actions should be considered by the System Owner:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
10.5	Backup

Objective

The objective of this information security category is to

▪	Maintain the integrity and availability of SP AusNet information and information systems
▪	Ensure backup and recovery testing procedures are implemented.
10.5.1	Information backup

Policy

Backups of information and software must be taken and tested regularly.

Controls

M - System Owners must ensure ***.

D/C - Information backup controls are:

▪	The information that needs to be ***
▪	***

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▪	*** must be defined
▪	*** must be ***
▪	The *** must ensure an ***
▪	*** must be stored in a ***
▪	*** must be rotated ***
▪	System Owners must regularly ***
▪	System Owners are responsible for ***
▪	*** must ensure all information ***
▪	*** must not ***.

    When there is a compelling reason to ***.

▪	*** is not to be ***
▪	*** must be given the ***
▪	The *** must be defined (***).
▪	The *** must review who can request the ***.
▪	Asset Owners and System Owners must ***.
10.6	Network security management

Objective

The objective of this information security category is to ensure:

▪	Network information and supporting infrastructure are protected
▪	Careful consideration is given to network dataflow, legal implications and monitoring
▪	Additional controls are implemented to protect sensitive information transmitted on public networks.
10.6.1	Network controls

Policy

Networks must be ***.

Controls

M - Asset Owners must ensure *** must be based on the ***.

M - Asset Owners must ensure that a ***

M - Asset Owners must ensure ***.

M - The Information Security Manager must ensure ***.

M - The *** must ensure that ***.

C - SP AusNet should consider the ***

M - Wireleless Broadband and dial-up modems must not be ***.

M - SP AusNet must consider additional controls to ***.

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M - Users must not use *** without Information Security Manager’s approval.

C - Based on the business requirement useres may be ***.***.

10.6.2	Security of network services

Policy

*** must be identified and included in both ***.

Controls

M - Asset Owners must determine and regularly ***.

M - Third parties must agree to ***.

10.7	Media handling

Objective

The objective of this information security category is to:

▪	Prevent ***
▪	Ensure ***
▪	Ensure ***.
10.7.1	Management of removable media

Policy

Procedures for the *** must be defined and implemented.

Controls

M - The ICT Operations Manager must ensure ***

C - *** should be stored securely, ***

M - System Owners must ensure ***.

C - System Owners should ensure ***.

D - SP AusNet should consider only ***.

10.7.2	Disposal of media

Policy

Procedures for the safe and secure disposal of media must be defined and implemented.

Controls

M - The Information Security Manager must ensure ***. Examples are:

▪	***
▪	***
▪	***.

M - Companies who are contracted for the ***.

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M - System Owners must log the ***.

M - The Information Security Manager must ensure ***.

10.7.3	Information handling procedures

Policy

Procedures for the handling and storage of information must be defined and implemented to protect information from unauthorised disclosure or misuse.

Controls

M - The Information Security Manager must ensure procedures for the handling and storage of information are defined.

M - Media must be handled and labelled according to the classification of the information that is stored.

M - Access must be restricted to authorised Users.

M - ***.

M - ***

C - ***.

10.7.4	Security of system documentation

Policy

System documentation must be protected against unauthorised access.

Controls

M - System Owners must ensure system documentation related to their information systems is protected against unauthorised access.

M - System documentation must be stored securely, accessible only to ***

M - *** unless authorised by the Information Security Manager or System Owner.

10.8	Exchange of information

Objective

The objective of this information security category is to:

▪	Maintain the security of information and software exchanged by SP AusNet and third parties
▪

Ensure the exchange of information and software is based on SP AusNet exchange of information policy, and complies to exchange agreements and relevant legislation (15.1 – Compliance with legal requirements).

▪	Ensure procedures that protect information and physical media when in transit are implemented.
10.8.1	Information exchange procedures

Policy

Exchange of information procedures, and information security controls must be implemented to protect the exchange of information using electronic communication systems.

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Controls

M - The Information Security Manager must ensure information security controls related to the exchange of information are identified and implemented.

M - Information exchange facilities must comply with any relevant legal and regulatory requirements (15 – Compliance).

D/C - The following should be considered to control the exchange of information using electronic communication facilities:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
10.8.2	Exchange agreements

Policy

Agreements must be established for the exchange of information and software between SP AusNet and third parties.

Controls

M - Asset Owners are responsible for the creation and maintenance of exchange agreements for their information systems.

D/C - Agreements should consider the following:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***

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▪	***
▪	***
10.8.3	Physical media in transit

Policy

Information and physical media containing information, transported outside SP AusNet premises, must be protected against unauthorised access, misuse or corruption.

Controls

M - System Owners must ensure physical media related to their information systems are protected when in transit.

M - Controls are:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***

     -   ***

     -   ***

     -   ***

10.8.4	Electronic messaging

Policy

Information involved in electronic messaging must be protected according to the information sensitivity.

Controls

M - System Owners must ensure information involved in electronic messaging is protected.

M - ***

M - The General Manager, People and Safety must ensure corporate distribution lists are accurate.

M - The Information Security Manager must give their authorisation before ***.

C - Stronger levels of authentication must be used to ***.

C - Before the ***

10.8.5	Business information systems

Policy

Procedures must be developed and implemented to protect information associated with the interconnection of business information systems.

Controls

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Business information systems can also include ***.

C - The Information Security Manager must should ***.

D/C - Consideration should be given to the security and business implications of interconnecting such facilities including:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
10.9	Electronic commerce services

Objective

The objective of this information security category is to ensure:

▪	Electronic commerce services are secure
▪	Information transmitted during online transactions is secure
▪	Integrity and availability of information published on public networks.
10.9.1	Electronic commerce

Policy

Information involved in electronic commerce over public networks must be protected from fraudulent activity, contract disputes, unauthorised disclosure and modification.

Controls

M - The Information Security Manager must ensure procedures and controls for the protection information associated with electronic commerce are defined and implemented.

M - Controls must be implemented to protect information exchanged for the purposes of electronic commerce, whether via EDI, email or the Internet. Documented electronic commerce agreements must be established between SP AusNet and its customers.

D/C - Agreements for electronic commerce should consider:

▪	***
▪	***
▪	***

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▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

Many of the above considerations may be addressed by the application of ***

10.9.2	Online transactions

Policy

Information involved in online transactions must be protected to prevent incomplete transmission, misrouting, unauthorised message modification, disclosure, duplication or replay.

Controls

M - The Information Security Manager must ensure procedures for the protection of information transmitted during online transactions are defined and implemented.

M - In order to protect information during online transactions, SP AusNet must implement the following controls:

▪	***
▪	***
-	***
-	***
-	***.
▪	***
▪	***
▪	***
▪	***.
10.9.3	Publicly available information

Policy

The integrity of information on a publicly available system must be protected to prevent unauthorised modification.

Controls

M - Asset Owners must ensure ***.

M - *** must be implemented.

Electronic publishing systems must be controlled to ensure:

▪	M - ***
▪	M - ***
▪	***.

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10.10	Monitoring

Objective

The objective of this information security category is to:

▪	Detect unauthorised information processing activities
▪	Ensure procedures for monitoring use of information systems are implemented
▪	Ensure audit and fault logs are recorded and used to identify information system problems
▪	Ensure audit and fault logs are retained and protected according to relevant legal requirements
▪	Ensure system monitoring is used to check the effectiveness of information security controls and verify compliance to the access control standard.
10.10.1	Audit logging

Policy

Access and information security events should be recorded in audit logs, which are to be retained for an agreed period to assist in future investigations.

Controls

M - System Owners must ensure access and information security event logs are maintained.

D/C - When possible, audit logs must include:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
10.10.2	Monitoring system use

Policy

Procedures for monitoring use of information systems must be implemented. The results of the monitoring records must be reviewed regularly.

Controls

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M - Asset Owners must conduct a risk assessment that determines the level of monitoring required for their information systems.

M - SP AusNet must comply with the legal regulations applicable to system use monitoring.

M - ***

D/C - SP AusNet should consider monitoring:

▪	***
▪	***
▪	***
▪	***.

D/C - Risk factors should consider:

▪	***
▪	***
▪	***
▪	***
▪	***
10.10.3	Protection of log information

Policy

Logging facilities and log information must be protected against tampering and unauthorised access.

Controls

M - The ICT Operations Manager must ensure procedures that protect logging facilities from unauthorised changes and operational problems are defined.

M - System Owners must define procedures to protect logging facilities from:

▪	***
▪	***
10.10.4	Administrator and System Operator logs

Policy

Administrator and System Operator activities must be logged to identify unauthorised system activities.

Controls

M - System Owners must regularly review administrator and system operator logs.

M - Logs must include:

▪	***
▪	***
▪	***
▪	***

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10.10.5	Fault logging

Policy

Faults must be logged, analysed and appropriate action taken.

Controls

M - The ICT Operations Manager must ensure procedures for handling reported faults are defined including:

▪	Review of ***
▪	Review of ***.
10.10.6	Clock synchronisation

Policy

The clocks of SP AusNet information systems or security domain must be synchronised to an agreed, accurate time source.

Controls

M - As some clocks may drift with time, the Manager Infrastructure Services must ensure a ***.

M - The format of timestamps must ***.

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11	Access control
11.1	Business requirement for access control

Objective

The objective of this information security category is to ensure:

▪	Access to information, information systems, information assets, applications, networks and business processes is controlled
▪	Access control is based on business and information security requirements
▪	Access control guidelines consider information dissemination and authorisation policies.
11.1.1	Access control standard

Policy

An access control standard, based on business and information security requirements, must be defined, implemented and regularly reviewed.

Controls

M - The Information Security Manager must create, maintain, implement and regularly review an access control standard.

C - The access control standard should state access rules and rights for each user or group of users, based on role descriptions and business requirements.

C - Access controls must be considered for both ***.

C - The access control standard should consider:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
11.2	User access management

Objective

The objective of this information security category is to ensure:

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▪	Unauthorised access to SP AusNet information systems is prevented
▪	The allocation of User access to SP AusNet information systems is managed by a defined procedure
▪	The User access management procedure covers all stages of user access, including user registration and removal of user access rights
▪	***.
11.2.1	User registration

Policy

A User registration and deregistration standard that ***.

Controls

M - The Information Security Manager must ensure a User registration and deregistration standard is defined.

M - The User registration and deregistration standard must include:

▪	***

     When ***

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***

For more details on ***

11.2.2	Privilege management

Policy

The *** must be restricted and controlled.

Controls

M - Asset Owners must ensure that t***.

M - The ***.

M - A *** must be maintained.

M - ***

C - Additional controls that also should be considered are:

▪	***
▪	***.

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11.2.3	User password management

Policy

The *** must be controlled by ***.

Controls

M - The Information Security Manager is responsible ***.

M - Asset Owners must ensure ***.

M - System Owners must ensure User ***.

C - System Owners must ensure ***.

M - The password management procedure must ensure:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
11.2.4	Review of access rights

Policy

SP AusNet management must regularly review access rights using a defined procedure.

Controls

M - Asset Owners must ensure access rights are reviewed on a regular basis. They must ensure:

▪	Access rights are be reviewed ***
▪	Access rights of specific individuals are reviewed ***
▪	Line Managers must inform Asset Owners when ***.

M - Access rights must be reviewed when ***

11.3	User responsibilities

Objective

The objective of this information security category is to:

▪	Prevent unauthorised access, compromise or theft of SP AusNet information and information systems
▪	Ensure the cooperation of authorised Users
▪	Ensure Users are aware of their information security responsibilities, particularly in the use of passwords and equipment

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▪	Ensure a clear desk and clear screen policy is implemented to reduce the risk of unauthorised access to documents, media and information systems.
11.3.1	Password use

Policy

Users must follow good information security practices in the selection and use of passwords.

Controls

M - Users must be advised to:

▪	***
▪	***
▪	***
▪	***
–	***
–	***
–	***
–	***
▪	***
▪	***
▪	***
▪	***;
▪	***;
▪	***.

***

11.3.2	Unattended equipment

Policy

Users must ensure unattended equipment is ***.

Controls

M - Users must ***.

M - Users must ***.

M - Line Managers must ensure Users are aware of the need to ***.

11.3.3	Clear desk and clear screen policy

Policy

A ***.

Controls

M - Users of workstations must ensure:

▪	***

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▪	***
▪	***.
11.4	Network access control

Objective

The objective of this information security category is to:

▪	***
▪	***.
11.4.1	Use of network services

Policy

Users should only be provided with access ***

Controls

M - ***.

M - ***.

M - ***

See 11.1.1 - Access control standard.

11.4.2	User authentication for external connections

Policy

Remote access to SP AusNet information systems must be controlled by user authentication methods.

Controls

M - The Manager Infrastructure Services must ensure that ***

11.4.3	Equipment identification in networks

Policy

Automatic equipment identification should be considered as a means to authenticate connections from specific locations and equipment.

Controls

M - When possible, the ***.

M - When possible, devices should be ***

11.4.4	Remote diagnostic and configuration port protection

Policy

Physical and logical access to diagnostic and configuration ports must be controlled.

Controls

M - The Manager Infrastructure Services must ensure that the ***.

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M - ***.

M - When allowed by the equipment, ***.

11.4.5	Segregation in networks

Policy

Networks must be segregated into ***.

Controls

M - The Manager Infrastructure Services must ensure *** Each network must be ***.

M - *** must be installed ***

M - *** must be separated from the ***.

11.4.6	Network connection control

Policy

***.

Controls

M - The ICT Operations Manager must approve ***.

M - ***.

M - ***

M - Users must not to be able to ***.

11.4.7	Network routing control

Policy

Network routing controls must be ***.

Controls

M - The Manager Infrastructure Services must ensure network routing controls are implemented.

M - ***.

M - ***.

M - When the ***

11.5	Operating system access control

Objective

The objective of this information security category is to:

▪	Prevent unauthorised access to SP AusNet operating systems
▪

Ensure a security system is implemented to restrict operating system access to authorised users, authenticate users, record successful and unsuccessful authentication attempts, record privileged access, issue alarms and restrict connection times.

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11.5.1	Secure logon procedures

Policy

Access to SP AusNet operating systems must be controlled by a secure logon mechanism.

Controls

M - The Information Security Manager must ensure a secure logon mechanism to access operating systems is defined and implemented.

M - The logon mechanism must:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
▪	***
▪	***.
▪	***
▪	***

C - Asset Owners, based on their knowledge of the system’s security needs, have the discretion to ***.***.

11.5.2	User identification and authentication

Policy

After ***.

Controls

M - Asset Owners must authorise User access to their information systems, including the removal and adjusting of access rights.

M - System Owners must provide Users with User IDs and passwords to access their information systems.

M - The User ID must:

▪	***
▪	***
▪	***.

System Owners are responsible for the creation of User IDs.

The rules governing User ID creation are:

▪	***

In special circumstances, when there is a clear business requirement, ***

▪	***

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▪	***

C - When ***

For details on the review of User rights see 11.2.4 – Review of access rights.

11.5.3	Password management system

Policy

An interactive password management system that ensures passwords comply with a password standard must be implemented.

Controls

M - The Information Security Manager must ensure a password management system is implemented for all SP AusNet information systems.

M - A password management system must:

▪	Enforce the ***
▪	Allow ***
▪	Include a ***
▪	Enforce ***
▪	Enforce ***
▪	***
▪	Maintain ***
▪	***
▪	***
▪	***
▪	***

Passwords that are used for initial password notification do not need to be encrypted as they are temporary and will be changed on the first logon.

11.5.4	Use of system utilities

Policy

The use of ***.

Control

M - System Owners must ensure ***.

C -System Owners should define ***

C - System utilities should be ***

D - System utility use should be ***

C - Authorisation of system utility use should be ***

D - ***

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D - System Owners must define ***.

M - ***.

M - ***

11.5.5	Session time-out

Policy

Inactive User sessions must be automatically locked after a defined period of activity.

Controls

M - The Manager Infrastructure Services must ensure all workstations and servers have screen savers implemented that lock the User sessions ***.

C - Variations to this control should be addressed on a case-by-case basis, via the Change Management system and in this circumstance additional controls should be considered.

D - ***

11.5.6	Limitation of connection time

Policy

Connection times for high-risk applications must be restricted.

Controls

M - Asset Owners must identify any need for time connection restrictions to their information systems.

M - System Owners in conjunction with the Manager Infrastructure Services, must implement these restrictions.

11.6	Application and information access control

Objective

The objective of this information security category is to:

▪	Prevent unauthorised access to information held in applications
▪	Ensure security controls restrict access to and from applications
▪	Ensure User access to applications is controlled according to a defined access control policy
▪	Ensure applications are protected from unauthorised access by any utility, operating system, or malicious software
▪	Ensure applications do not compromise the information security of other systems that share the same information resources.
11.6.1	Information access restriction

Policy

User access to SP AusNet information and applications must be controlled according to a defined access control policy, based on individual business application requirements.

Guidelines

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M - Asset Owners must define the access policy for their information systems. System Owners must ensure the access policy is implemented for their information systems.

M - The access policy for individual applications must comply with SP AusNet access control standard (11.1 – Access control ).

D - The following can support application access control requirements.

▪	***
▪	***
▪	***
▪	***
▪	***
11.6.2	Sensitive system isolation

Policy

Sensitive systems must have a dedicated (isolated) computing environment.

Controls

C - System Owners must ensure *** Additional controls may include *** and the definition of:

▪	***
▪	***
▪	***.

M - When the sensitive application is run on a shared environment, the System Owner of the sensitive application must identify the applications that share resources and identify and accept the corresponding risks.

11.7	Mobile computing and teleworking

Objective

The objective of this information security category is to ensure information security is maintained when:

▪	Using mobile computing equipment, such as notebooks, hand-held devices and mobile phones
▪	Working from a fixed location outside of SP AusNet premises.
11.7.1	Mobile computing and communications

Policy

Appropriate information security controls and procedures must be implemented to protect against the risks of using mobile computing and communication equipment.

Controls

M - The Information Security Manager must define procedures ***.

M - Access control mechanisms must be used ***.

M - Mobile computing equipment must be ***

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M - ***.

M - Where possible when unattended when outside SP AusNet premises, ***

D - Additional controls that should also be considered are:

▪	***
▪	***
▪	***

Note: *** also includes devices such as ***.

11.7.2	Teleworking

Policy

Appropriate information security controls and procedures must be implemented to protect against the risks of compromise to SP AusNet information security when working from a fixed location outside of SP AusNet premises.

Controls

M - Teleworking must be authorised and controlled by the Change Management System.

D - The Information Security Manager must ensure procedures to control teleworking are defined. These procedures should cover:

▪	***
▪	***
▪	***
▪	Access control:
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

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12	Information systems acquisition, development and maintenance
12.1	Security requirements of information systems

Objective

The objective of this information security category is to ensure:

▪

Information security is an integral part of information systems including operating systems, infrastructure, business applications, vendor-supplied products, information services and user-developed systems

▪	Information security controls are identified and agreed prior to the development and implementation of information systems
▪	Information security controls are identified at the requirements phase of a project and documented as part of the business case for the information system.
12.1.1	Security requirements analysis and specification

Policy

Business case documents for new information systems (or enhancements to existing information systems) must specify the information security controls required.

Controls

M - Asset Owners must ensure that ***

M - Information security features should be considered ***.

M - The type of system information security controls required depends on the ***.

12.2	Correct processing in applications

Objective

The objective of this information security category is to:

▪	Ensure SP AusNet applications are designed to prevent loss, modification, misuse or corruption of data
▪	Ensure information security controls are built into SP AusNet applications
▪	Ensure applications are designed with appropriate data input, processing and output validation checks
▪	Ensure additional information security controls are built into applications that process sensitive, valuable or critical information, when required.
12.2.1	Input data validation

Policy

Data input to applications must be validated to ensure this data is correct and appropriate.

Controls

M - Asset Owners must ensure that ***.

D/C - Controls that should be considered are:

▪	***

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▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
12.2.2	Control of internal processing

Policy

Validation checks must be incorporated into applications to detect any corruption of information through processing errors or deliberate acts.

Controls

M - Asset Owners must ensure that ***.

D/C - Controls that should be considered are:

▪	***
▪	***
▪	***.
▪	***.

D - Checks that can be built into applications include:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	Creating ***
12.2.3	Message integrity

Policy

Requirements for ensuring authenticity and protecting message integrity in applications must be identified, and appropriate information security controls identified and implemented.

Controls

M - System Owners must ensure a risk assessment is conducted to determine if, and what type of message authentication is required, e.g. cryptographic techniques.

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12.2.4	Output data validation

Policy

Data output from an application must be validated ***.

Controls

M - Output validation must include:

▪	***
▪	***
▪	***
▪	***.

M - System Owners must define procedures that outline how to ***.

12.3	Cryptographic controls

Objective

The objective of this information security category is to:

▪	Protect the confidentiality, authenticity or integrity of information by cryptographic means
▪	Ensure a policy on the use of cryptographic controls is implemented
▪	Ensure a key management system is implemented.
12.3.1	Policy on the use of cryptographic controls

Policy

Standards for the use of cryptographic controls for protection of information must be developed and implemented.

Controls

C - Cryptographic systems and techniques should be used ***.

C - The Information Security Manager should ensure standards on the use of cryptographic controls are defined.

M - System Owners are responsible for ***.

12.3.2	Key management

Policy

A ***.

Controls

M - The Information Security Manager must ***.

M - Cryptographic keys must be protected ***

M - Equipment used to ***.

C - Keys should have ***

C - ***

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12.4	Security of system files

Objective

The objective of this information security category is to ensure:

▪	System files are secure
▪	Access to system files and program source code is controlled
▪	Care is taken to avoid exposure of sensitive data in test environments.
12.4.1	Control of operational software

Policy

Procedures that control the installation and modification of software on operational systems must be defined and implemented.

Controls

D - The Information Security Manager should ensure procedures that control the installation and modification of software are defined.

D/C - The following controls should be implemented to ***

▪	Only authorised Users must ***
▪	All changes must be ***
▪	When possible, ***
▪	***
▪	***
▪	***
▪	***
▪	***

M - ***

M  - ***

M - ***

12.4.2	Protection of system test data

Policy

Test data must be selected carefully, protected and controlled.

Controls

M - System Owners must ensure test data is ***.

M - Operational databases that may contain ***. If operational databases are used for testing, ***.

C - ***

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M - System Owners must give ***.

C - System Owners should ensure ***.

C - The ***.

12.4.3	Access control to program source code

Policy

Access to program source code must be restricted.

Controls

M - System Owners must ensure ***.

D - When possible, ***

M - System Owners must define and implement procedures to ***.

C - Support personnel should not have ***.

M - ***

M - ***.

12.5	Security in development and support processes

Objective

The objective of this information security category is to:

▪	Maintain the security of applications and information
▪	Ensure development and support environments are strictly controlled
▪	Ensure System Owners are responsible for the information security of the development and support environment
▪	Ensure proposed system changes are reviewed to check that they do not compromise the security of either the system or the operating environment.
12.5.1	Development and support change control procedures

Policy

Change management procedures must control changes to SP AusNet applications, development and support environments.

Controls

M - The Change Manager must, ***

D - When possible, ***

12.5.2	Technical review of applications after operating system changes

Policy

Following changes to operating systems, ***.

Controls

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M - System Owners must ensure that the ***

▪	Ensuring that ***
▪	Reviewing ***
▪	Ensuring that the ***
▪	Ensuring that ***.
12.5.3	Restrictions on changes to software packages

Policy

Modifications to software packages must be ***.

Controls

M - System Owners must ensure that the ***.

C - ***.

12.5.4	Information leakage

Policy

*** must be ***.

Controls

D - System Owners should consider the following to ***

▪	***
▪	***
▪	***
▪	***
▪	***.
12.5.5	Outsourced software development

Policy

SP AusNet must supervise and monitor the development of software that has been outsourced.

Controls

M - When software development is outsourced, the Asset Owner must ensure that the following information security guidelines are considered:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

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12.6	Technical vulnerability management

Objective

The objective of this information security category is to ensure:

▪	Up-to-date information about the technical vulnerabilities of information systems is obtained and evaluated, in order to reduce risks
▪	Technical vulnerability management is implemented in an effective, systematic and repeatable way, with measurements taken to confirm its effectiveness.
12.6.1	Control of technical vulnerabilities

Policy

SP AusNet must ensure ***.

Controls

M - The Information Security Manager must ensure ***.

M - The ICT Operations Manager must ensure a ***

M - The Information Security Manager must ensure ***.

C - The Information Security Manager should ensure ***.

C - When a ***.

M - System Owners must ensure ***.

C - If *** are not available, additional information security controls that should also be considered are:

▪	***
▪	***
▪	***
▪	***.

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13	Information security incident management
13.1	Reporting information security events and weaknesses

Objective

The objective of this information security category is to ensure:

▪	Information security events and weaknesses are reported as quickly as possible to the designated point of contact, allowing timely corrective action to be taken
▪	Information security reporting and escalation procedures are defined and implemented
▪	Users are aware of information incident reporting procedures.

Note: See also Information security incident management in SPIRACS Vol 5 Pt 2 Security  Management Framework.

13.1.1	Reporting information security events

Policy

Users must report information security events as quickly as possible, following a defined and documented procedure. When fraudulent activity is suspected matters must be reported in accordance with the “Fraud and Corruption Control Policy”.

Controls

D/C - Information security event reporting procedures should include the following:

▪	***
▪	***
▪	***
-	***
-	***
▪	***.
13.1.2	Reporting security weaknesses

Policy

Users must note and report any observed or suspected information security weaknesses in SP AusNet information systems or services.

Controls

M -Line Managers are responsible for ***.

M -Users must report ***.

13.2	Management of information security incidents and improvements

Objective

The objective of this information security category is to ensure:

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▪	A consistent and effective approach is applied to the management of information security incidents and weaknesses
▪	Information security incident management procedures are defined and implemented
▪	A process of continual improvement is applied to the response, monitoring, evaluation and management of information security incidents
▪	Evidence is collected in compliance with legal requirements.
13.2.1	Responsibilities and procedures

Policy

Information security incident responsibilities and procedures must be defined and implemented to ensure a ***.

Controls

M - The Information Security Manager must ***.

M - The Security Incident Response Manager must ***.

D/C - The Information Security Incident Response Procedure should include:

▪	Procedures for handling *** incidents including:
-	***
-	***
-	***
-	***
-	***
-	***.
▪	Procedures for ***that include:
-	***
-	***
-	***
-	***
-	***.
▪	*** that can be used for:
-	***
-	***
-	***.
▪	Procedures for *** that ensure:
-	***

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-	***
-	***
-	***.
13.2.2	Learning from information security incidents

Policy

Mechanisms must be implemented that enable the ***.***.

Controls

D/C - The Information Security Manager should ensure ***.

D/C - The Information Security Manager should discuss ***.

13.2.3	Collection of evidence

Policy

In the event of ***is required.

***.

Controls

M - The Information Security Manager must ensure a ***.

The rules for evidence put before a court include items such as:

▪	***.
▪	***.

M - ***.

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14	Business continuity management
14.1	Information security aspects of business continuity management

Objective

The objective of this information security category is to:

▪	Counteract interruptions to business activities and protect critical business processes from the effects of major failures or disasters
▪	Ensure services are recovered within agreed timeframes
▪	Ensure a business continuity plan is implemented following major failures or disasters
▪	Ensure information security is an integral part of the overall business continuity plan
▪	Ensure business continuity management includes controls to identify and reduce risk.
14.1.1	Including information security in the business continuity management process

Policy

SP AusNet must ensure information security requirements are addressed during the business continuity planning process.

Controls

M - The Information Security Manager must ensure ***.

D - The business continuity planning process must consider information security requirements and:

▪	Identify the ***
▪	Understand the ***
▪	Consider the ***
▪	Identify and consider the ***
▪	Identify the ***
▪	Ensure the ***
▪	Develop and document ***
14.1.2	Business continuity and risk assessment

Policy

Risk assessments must be conducted in order to ***.

Controls

M - The Business Continuity Manager (or an individual with such designation) must ensure risk assessments are conducted as defined in SPIRACS Volume 4; Business Continuity

Management.

C - Risk assessments should be conducted in order to:

▪	Identify threats ***

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▪	Estimate the ***
▪	Identify and rank the ***
▪	Estimate the ***.
14.1.3	Developing and implementing continuity plans including information security

Policy

Business continuity plans must be developed and implemented to ***.

Controls

M - The Business Continuity Manager must ensure business continuity plans are developed and implemented, as defined in SPIRACS Volume 4; Business Continuity Management.

D - The business continuity planning process should consider:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

D/C - Fallback arrangements may include ***

14.1.4	Business continuity planning framework

Policy

A single framework of business continuity must be maintained to ensure all business continuity plans:

▪	***
▪	***
▪	***.

Controls

M - The Business Continuity Manager must ensure a business continuity framework is developed and implemented See SPIRACS Volume 4; Business Continuity Management.

D/C - A business continuity planning framework should consider:

▪	***
▪	***
▪	***
▪	***
▪	***

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▪	***
▪	***
▪	***
▪	***.
14.1.5	Testing, maintaining and reassessing business continuity plans

Policy

Business continuity plans must be tested and updated regularly to ensure they are up-to-date and effective.

Controls

M - The Business Continuity Manager must ensure business continuity plans are tested and updated regularly. See SPIRACS Volume 4; Business Continuity Management.

M - A test schedule for business continuity plans must indicate ***

D/C - Business continuity plan tests should consider:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.

M - The results of tests must be ***.

M - The Business Continuity Manager must ensure ***.

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15	Compliance
15.1	Compliance with legal requirements

Objective

The objective of this information security category is to:

▪	Avoid breaches of any law, statutory, regulatory or contractual information security obligations and requirements
▪	Ensure the design, operation, use, and management of information systems is compliant with statutory, regulatory, and contractual information security requirements
▪	Ensure advice on specific legal requirements is sought from SP AusNet legal advisers.
15.1.1	Identification of applicable legislation

Policy

*** must be defined, documented, and kept up-to-date for each information system.

Controls

M - The General Counsel and Company Secretary must ensure Asset Owners are informed of ***.

M -  Owners must ensure ***.

C - Information Security Incident Response Procedures must provide ***.

15.1.2	Intellectual property rights

Policy

SP AusNet must ensure ***.

Controls

M - The General Counsel and Company Secretary must define ***.

M - System Owners must ***.

C - Information Security Manager should ensure ***

M - The Manager Infrastructure Services must:

▪	Ensure ***
▪	Monitor ***
▪	Maintain ***
▪	Define ***
▪	Define a ***
▪	Use ***.

M - Users, as specified in the Acceptable Use Policy must:

▪	***
▪	***.

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15.1.3	Protection of organisational records

Policy

SP AusNet records must be protected from ***.

Controls

M - Asset Owners must ***.

C - Asset Owners must define *** including:

▪	***
▪	***
▪	***
▪	***.

C - When *** Asset Owners must ensure ***.

M - When *** System Owners must ensure *** are retained.

M - The ICT operations manager should ensure guidelines are defined to:

▪	***.
15.1.4	Data protection and privacy of personal information

Policy

SP AusNet must define and implement ***.

Controls

M - *** must be ***.

M - ***.

M - The General Manager, People and Safety must provide guidance to ***

C - Asset Owners must inform ***.

15.1.5	Prevention of misuse of information systems

Policy

Users must be prevented from using information systems for unauthorised purposes.

Controls

M - SP AusNet information systems must not be used for ***

M - The Information Security Manager must ensure that ***.

M - The ***

M - The Manager Infrastructure Services must monitor ***

D - ***.

D - If technically possible, ***

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15 Compliance
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15.1.6	Regulation of cryptographic controls

Policy

Cryptographic controls must be used in compliance with relevant agreements, laws, and regulations.

Controls

Some countries have regulations that control the import and export of cryptographic technology and allow mandatory or discretionary methods of access to encrypted information.

D - The Information Security Manager must seek legal advice from the General Counsel to determine the laws related to SP AusNet’s intended use of encryption, taking into account the regulations and restrictions that apply across different parts of the world.

15.2	Compliance with security policies and standards, and technical compliance

Objective

The objective of this information security category is to:

▪	Ensure information procedures and controls are implemented in compliance with information security policies and technical standards
▪	Ensure compliance to information security policies and technical standards is regularly reviewed.
15.2.1	Compliance with security policies and procedures

Policy

Managers must ensure ***.

Controls

M - Asset Owners must undertake ***.

C - Asset Owners must record ***

M - The Information Security Manager must ***.

M - The Information Security Manager must be ***.

M - If non-compliance is found, Asset Owners must:

▪	***
▪	***
▪	***
▪	***.
15.2.2	Technical standards compliance checking

Policy

Information systems must be regularly checked to ensure they comply with technical security standards.

Controls

M - The Information Security Manager and/or the Asset Owner must commission ad-hoc security reviews of information assets, as required.

M - Only experienced, authorised system engineers can carry out compliance checking.

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15.3	Information systems audit considerations

Objective

The objective of this information security category is to:

▪	Maximise effectiveness and minimise interference to business processes due to the information systems audit process
▪	Ensure controls are implemented to safeguard production systems when audits are conducted
▪	Ensure audit tools are protected to safeguard their integrity and prevent misuse.
15.3.1	Information systems audit controls

Policy

***.

Controls

M - Auditors must ***.

D - Additional controls that should also be considered are:

▪	***
▪	***
▪	***
▪	***
▪	***
▪	***.
15.3.2	Protection of information systems audit tools

Policy

Access to information systems audit tools must be protected to prevent any possible misuse or compromise.

Controls

System audit tools must be treated in the same way as any other application and their use must be governed by the same controls.

M - *** must be restricted to authorised personnel.

C - ***.

C - Auditors must present ***.

M - The Information Security Manager must assess ***.

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16 Appendix—Related standards and guidelines
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16	Appendix—Related standards and guidelines

The following table describes the standards and guidelines documents that are related to the policies and controls in the information security framework.

Standard	Related policies
Authentication Mechanisms Standard	▪	11.4.2 – User authentication for external connections
	▪	11.4.3 – Equipment identification in networks
	▪	11.5.3 – Password management system
Cryptographic Controls Standard	▪	12.3.1 – Policy on the use of cryptographic controls
	▪	12.3.2 – Key management
	▪	15.1.6 – Regulation of cryptographic controls
Handling and Labelling Guidelines	▪	7.2.1 – Classification guidelines
	▪	7.2.2 – Information labelling and handling
	▪	10.7.1– Management of removable media
	▪	10.7.2 – Disposal of media
	▪	10.7.3 – Information handling procedures
	▪	10.7.4 – Security of system documentation
Network Security Standard	▪	10.6.1 – Network controls
	▪	10.6.2 – Security of network services
	▪	11.4.1 – Use of network services
	▪	11.4.3 – Equipment identification in networks
	▪	11.4.4 – Remote diagnostic and configuration port protection
	▪	11.4.5 – Segregation in networks
	▪	11.4.6 – Network connection control
	▪	11.4.7 – Network routing control
Information Services Acceptable Use Policy	▪	11.3.1 – Password use
	▪	11.3.3 – Clear desk and clear screen policy
Physical Security Standard	▪	9.1.1 – Physical security perimeter
	▪	9.1.2 – Physical entry controls
	▪	9.1.3 – Securing offices, rooms, and facilities
	▪	9.1.4 – Protecting against external and environmental threats
	▪	9.1.5 – Working in secure areas
	▪	9.1.6 – Public access, delivery, and loading areas

16.1Related documents

▪	Information Services - Acceptable Use Policy
▪	Discipline Policy and Procedure
▪	Information Security Governing Policy
▪	Risk Management Framework
▪	Fraud and Corruption Control Policy
▪	Code of Business Conduct
▪	Mobile Phone Policy

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Attachment 2

***

Silver Spring and AusNet Services Proprietary and Confidential

Signature:	Signature:
***	***
Email: ***	Email: ***

Signature:
***
Email: ***

Silver Spring Networks - PO 509020 - PART C - AMI Remdial Delivery Phase - POC 508889
Adobe Document Cloud Document	April 14, 2015
History

Created:	April 13, 2015
By:	***
Status:	SIGNED
Transaction ID:	***

"Silver Spring Networks - PO 509020 - PART C - AMI Remdial Delivery Phase - POC 508889" History

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Contract Execution Form

Contract Number:	PO 509020, POC 508889 (Procurement contracts only)
Contract Title:	SOW 01: Silver Spring Network mesh network
Contract Parties:	Silver Spring Networks Inc. AusNet Electricity Services Pty Ltd
Contract Value:	*** AUD (total expenditure or AusNet Services exposure)
Contract Owner:	***
Approving Manager:	Mario Tieppo (under AusNet Services Authority Manual)
New Contract ☒	or	Extension ☐
Start Date 02/04/2015 Term/Options Estimated 2 years for initial AMI program scope delivery, 7 Years for warranty and software maintenance and support.

Background / Contract Summary

The AMI Remedial Design phase identified a list of poorly communicating meters. The non-communication of these meters was due to inherent shortcomings of the WiMax network. As part of the AMI Remediation program, work was completed to evaluate different technical solutions to determine the most effective method for remediating this problem.

Through the assessment of various options, the recommendation was made to proceed with a Mesh network solution, provided by Silver Spring Networks Inc., to provide

This contract execution form and associated OAR seeks approval for Statement of Work 01 with Silver Spring Networks Inc for the supply of hardware, software and professional services that will support delivery of a mesh network covering all non-logically converted meters in the AusNet Services coverage region.

Item	Charge
	USD	AUD
Infill Equipment	$***	$***
***	$***	$***
Other Equipment & Products	$***	$***
Sand Pit test	$***	$***
Integration test	$***	$***
Pre-Production environment	$***	$***
Software Licence charges	$***	$***
Software support & maint	$***	$***
Project Management services (USD)	$***	$***
Project Management services	$***	$***

(AUD)
NMS environment	$***	$***
HAN Security Certification	$***	$***
Travel and expenses	$***	$***
Freight and insurances	$***	$***
Financial Undertaking	$***	$***

Total	$***	$***

Main Obligations

Silver Spring Networks under this Statement of Work 01 are responsible for the supply of hardware, software and associated professional services that will support delivery of a mesh network covering all non logically converted meters in the AusNet Services coverage region. This is commonly known as 'Option 3.75', and includes the following breakdown of product deliverables.

HARDWARE:

Access Points

Relays

1 Phase Communication Cards

3 Phase Communication Cards

Micro Access Points

Mesh Antennas

UIQ Appliance

SOFTWARE:

Software Licences and setup

PROFESSIONAL SERVICES:

***

Major Risks and Mitigation Strategies

The following risks and mitigations have been provided by ***  from Legal:

The contract negotiated with SSN contains a reasonable balance between price and risk. There are a small number of key risks which ANS signatories should be mindful of in entering into this contract. These risks are summarised in the Contract Execution Form and specified in more detail below:

1.    Delays caused by ANS

SSN is relieved of its obligation to deliver on time if a delay is caused by ANS, or a third party contracted to ANS. This risk will be mitigated by the inclusion of back-to-back obligations in the ANS agreement for installation services with Select Solutions.

2.    Liquidated Damages

***:

•    ***

•    ***

***.

3.    Full Payment for Equipment

***.

***

4.    Certification for future meter models

***

5.    Defect Risk

ANS is procuring a significant volume of equipment from the vendor.

***

6.    Coverage Guarantee

*** .

Legal Review / Endorsement (comments if applicable)

Name	***	Signature	/s/ ***

Title	***	Date	Apr 10, 2015

Procurement Review / Endorsement (if applicable) (comments if applicable)
Name	***	Signature	/s/ ***

Title	***	Date	Apr 10, 2015

Approving Manager Endorsement (under AusNet Services Authority Manual)

Name	Mario Tieppo	Signature	/s/ Mario Tieppo (Apr 10, 2015)

Title	Chief Information Officer	Date	Apr 10, 2015

Note to Procurement Contracts Administrator: Ensure all signers of this document also initial the Contract and associated documents to enable viewing in EchoSign

Silver Spring Networks - PO 509020 - Part 1 - AMI Remedial Delivery Phase - POC 508889

Adobe Document Cloud Document History		April 14, 2015
Created:	April 10, 2015
By:	***
Status:	SIGNED
Transaction ID:	***

"Silver Spring Networks - PO 509020 - Part 1 - AMI Remedial Delivery Phase - POC 508889" History

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